UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES
Investment Company Act file number 811-05782
PNC Funds, Inc.

(Exact name of registrant as specified in charter)
Two Hopkins Plaza
Baltimore, MD 21201

(Address of principal executive offices) (Zip code)
Jennifer E. Spratley
Two Hopkins Plaza
Baltimore, MD 21201

(Name and address of agent for service)
Registrant’s telephone number, including area code: 1-800-551-2145
Date of fiscal year end: May 31
Date of reporting period: May 31, 2009
Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.
A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.
The Report to Shareholders is attached herewith.

Annual Report

PNC Funds, Inc.

Shareholder Update and
Annual Report

MAY 31, 2009

PNC MUTUAL FUNDS

Table of Contents

President’s Message	1
Management’s Discussion of Fund Performance	5

Annual Report to Shareholders
Schedules of Portfolio Investments
Prime Money Market Fund	38
Government Money Market Fund	41
Tax-Exempt Money Market Fund	43
Capital Opportunities Fund	46
International Equity Fund	49
Diversified Real Estate Fund	56
Limited Maturity Bond Fund	58
Total Return Bond Fund	62
Maryland Tax-Exempt Bond Fund	67
Tax-Exempt Limited Maturity Bond Fund	70
National Tax-Exempt Bond Fund	73
Investment Abbreviations	76
Statements of Assets and Liabilities	78
Statements of Operations	82
Statements of Changes in Net Assets	84
Financial Highlights	89
Notes to Financial Statements	100
Report of Independent Registered Public Accounting Firm	114
Approval of the Advisory Agreement and Sub-Advisory Agreement for International Equity Fund	115
Shareholder Expense Example	121
Directors and Officers	124
This report is submitted for the general information of the shareholders of the Funds. It is not authorized for distribution to prospective investors unless accompanied or preceded by a current prospectus for the Funds which contain information concerning the Funds’ investment policies, expenses, ongoing fees, as well as other pertinent information. The prospectus should be read carefully before investing.
Shares of PNC Funds, Inc. are not bank deposits or obligations of, or guaranteed, endorsed, or otherwise supported by The PNC Financial Services Group, Inc., its parent company or its affiliates, and such shares are not federally insured by the U.S. Government, the Federal Deposit Insurance Corporation (FDIC), the Federal Reserve Board or any other governmental agency. Investment in the Funds involves risk, including the possible loss of principal.
The Money Market Funds are neither insured nor guaranteed by the FDIC or any other government agency. Although the Money Market Funds strive to maintain a net asset value of $1.00 per share, it is possible to lose money by investing in the Funds.
Yields will fluctuate as market conditions change. Past performance is not a guarantee of future results.
PNC Fund Distributor, LLC serves as the Funds’ distributor.
In addition to historical information, this report contains forward-looking statements that may concern, among other things, domestic and foreign markets, industry and economic trends and developments and government regulation and their potential impact on the Funds’ investments. These statements are subject to risks and uncertainties and actual trends, developments and regulations in the future and their impact on the Funds could be materially different from those projected, anticipated, or implied. The Funds have no obligation to update or revise forward-looking statements.

PNC Funds, Inc.
Shareholder Update and Annual Report
May 31, 2009
A Message from the President
Dear Shareholders:
This annual report for PNC Funds, Inc. covers what virtually all agree was one of the most challenging and volatile periods ever for investors—though a period that brought glimmers of positive news in its latter months. This report provides a detailed review of the markets, the portfolios and our management strategies. Also included are financial statements and a schedule of portfolio investments listing securities held as of May 31, 2009 for each of the PNC Mutual Funds.
Given the extraordinary developments and dramatically shifting conditions in the financial markets over the 12-month period, we at PNC Capital Advisors, Inc. are pleased to be able to assure you, our shareholders, on several fronts.
•	First and foremost, seven of the eight equity and fixed income PNC Mutual Funds outperformed their respective benchmark index and/or Lipper peer group or Morningstar category for the 12 months ended May 31, 2009. All five of the fixed income PNC Mutual Funds also generated solid positive absolute returns during the annual period. The three equity PNC Mutual Funds’ absolute performance was most disappointing. The strong relative results of two of the three equity PNC Mutual Funds may be of limited solace but do serve as testament to the portfolio managers’ emphasis on both risk management and investment opportunity.

•	We maintained our strong business relationships with top-line asset managers such as Morgan Stanley, Artio Global and Delaware Management and welcomed GE Asset Management as a third sub-adviser to the PNC International Equity Fund. We also increasingly drew on the proven experience of several of our own PNC portfolio managers.

•	We continue to believe that by offering the opportunity to diversify your investments among a wide array of equity, taxable and tax-exempt fixed income and money market mutual funds, PNC Capital Advisors, Inc. may help you and your adviser fulfill your individual asset allocation objectives.
On the following pages, each of the portfolio managers discusses the management of his or her Fund over the annual period. The conversations highlight key factors influencing recent performance of the Funds. For your convenience, those Funds with similar objectives and strategies have been combined into one discussion. Before reviewing the performance of your individual mutual fund investments, it may be useful to take a brief look at the major factors affecting the financial markets over the 12-month period.
* * *
Economic Review
On December 1, 2008, a committee of economists at the private National Bureau of Economic Research declared that the U.S. had entered into a recession in December 2007, and it was downhill from there. Clearly, it was the 12 months ended May 31, 2009 that brought the most bad news. Real Gross Domestic Product (“GDP”) increased 2.8% in the second quarter of 2008 before decreasing at an annual rate of 0.5% in the third quarter of 2008, 6.3% in the fourth quarter of 2008 and 5.7% in the first quarter of 2009. The decrease in real GDP during the first quarter primarily reflected negative contributions from exports, equipment and software, private inventory investment, nonresidential structures, and residential fixed investment that were partly offset by a positive contribution from personal consumption expenditures (“PCE”). Imports, which are a subtraction in the calculation of GDP, decreased. The smaller decrease in real GDP in the first quarter than in the fourth reflected a larger decrease in imports, an upturn in PCE for durable goods, and a smaller decrease in PCE for nondurable goods that were partly offset by larger decreases in private inventory investment and in nonresidential structures and a downturn in federal government spending. Further impacting the economy was nonfarm payroll growth, which fell dramatically over the annual period. The unemployment rate rose to 9.4% in May 2009, up significantly from the 5.5% rate just 12 months earlier and the highest it has been since September 1983. In the month of May alone, nonfarm payrolls contracted by 345,000 jobs—about half the average monthly decline for the six months prior but job losses continued to be widespread across major industry sectors. By the end of May 2009, the number of unemployed Americans had risen by nearly six million compared to just one year prior. Retail sales fell by over

9% in the year ended May 2009, and business investment fell by 16% in the 12 months ended March 2009 (latest data available). Chrysler filed for bankruptcy toward the end of the annual period, and General Motors was preparing to do the same.
Making the most headlines, perhaps, was the panic that ensued during the last months of 2008, as the specter of a complete collapse of the global financial system and a global recession became a possibility. In mid-September, Lehman Brothers declared bankruptcy followed by Washington Mutual. Fannie Mae, Freddie Mac and AIG were taken over by the U.S. government. Merrill Lynch was forced to merge with Bank of America. Wachovia sold itself to Wells Fargo. Goldman Sachs and Morgan Stanley converted themselves into commercial banks, seeking the relative safety of deposit capital. Governments worldwide began to intervene with rescue packages for their own financial institutions. The Federal Reserve Board (the “Fed”) also lowered the targeted federal funds rate several more times during the period, bringing it to an unprecedented range of 0% to 0.25% and implemented a policy of quantitative easing, whereby the Fed actively purchases bonds in the open market. The U.S. Treasury implemented a $700 billion Troubled Asset Relief Program to provide needed liquidity to the U.S. financial system. Toward the end of November, the U.S. Treasury Department and the Fed unveiled a pair of additional programs intended to provide $800 billion to help unfreeze consumer lending. Indeed, over the next several months, a virtual alphabet soup of programs were introduced by the Fed, the U.S. Treasury Department and the Federal Deposit Insurance Corporation (FDIC) in an effort to stimulate the economy, loosen the credit markets, inject liquidity back into the system and alleviate the stress on the financial markets broadly.
On the more positive side, economic “green shoots” began to appear in March and continued to sprout through the end of the annual period in May. Consumer spending, which dropped sharply in the second half of 2008, grew in the first quarter. Consumer sentiment improved. Certain key drivers in the housing market appeared to have stabilized. Some major banks indicated earnings would be better than expected. More broadly, domestic profits of financial corporations increased $116.1 billion in the first quarter of 2009 in contrast to a decrease of $178.7 billion in the fourth. Indeed, companies across a range of industries indicated that business conditions had begun to stabilize. Domestic profits of non-financial corporations decreased $64.2 billion in the first quarter compared with a decrease of $89.1 billion in the fourth. Also, inflation became less of a concern, at least for now. Oil prices declined dramatically, from approximately $127 per barrel at the end of May 2008 to just over $66 per barrel at the end of May 2009. Due mainly to a 27.3% drop in energy prices overall, the Consumer Price Index fell to an annualized rate of -1.3% at the end of the annual period, compared to 4.2% at the end of May 2008. This is the largest decline in the Consumer Price Index since April 1950. Core inflation, which excludes food and energy prices, stood at a 1.8% annualized rate.
Equities
Virtually all of the major U.S. equity indices declined dramatically during the 12 months ended May 31, 2009, and volatility soared, as the U.S. equity markets reacted to the litany of bad economic news. Equity markets were characterized by negativity, particularly in September and October. Early November 2008 optimism that the equity markets had bottomed in October was quickly undercut and a new low was established on November 20 with the fear of a potential bankruptcy of Citibank. Uncertainty over the extent of government intervention in the financial and automotive sectors added to selling pressures as well. The equity markets subsequently rebounded in December on hopes that the new Presidential administration would take swift action to address the economic and financial problems the U.S. was facing. When Treasury Secretary Geithner revealed the administration’s plans in February, there were few details and stocks slumped to yet new lows in early March. Then, as economic “green shoots” began to appear, consumer sentiment improved. The Treasury Department finally revealed details on key parts of its financial rescue plans, and investors recognized that the government was not interested in nationalizing companies that could be viable as privately-owned enterprises. U.S. equities rallied strongly. The major equity indices then enjoyed gains through May, making it three months in a row—the longest monthly winning streak since August through October 2007. Despite growing concerns about building inflationary pressures, including oil prices jumping more than 48% since the start of 2009, the equity markets’ big push since early March primarily reflected a belief among investors that the economy was getting ready to recover, probably later this year or early in 2010.
Still, the late-period rally in the equity markets was not enough to recoup prior months’ losses, and so virtually all equity asset classes generated steep double-digit declines for the 12-month period overall. Within the U.S. equity market, small-cap stocks declined least followed closely by large-cap stocks. Mid-cap stocks lagged a bit further behind. Growth stocks modestly outperformed value stocks across the capitalization spectrum.

International equity markets overall, as measured by the MSCI EAFE Index, posted similar declines to the U.S. equity markets, underperforming by only a modest margin. The sharp declines were widespread, experienced across geographic regions, sectors and market capitalizations. On a country basis, all markets declined over the one-year period. Switzerland, Japan and Hong Kong were the relative outperformers, while the U.K., aided in the latter months of the fiscal year by the market’s high weighting to oil and metal stocks, modestly underperformed the MSCI EAFE Index. Ireland, Austria, Belgium and Norway were the worst performers. The emerging equity markets as a whole slightly outperformed the developed equity markets on a relative basis during the 12 months ended May 31, 2009, boosted by the waning of risk aversion in the last months of the fiscal year. Indeed, in early March, as in the U.S., negative sentiment among international equity investors rather quickly turned more hopeful, shifting from extreme risk aversion to an environment in which risk-taking was handsomely rewarded. However, such a late-period rally was not enough to offset the negative effects of the banking crisis in 2008, which went far beyond subprime mortgages and spread to every corner of economic activity, leaving no safe havens in which to hide. On a sector basis, all ten sectors declined. However, the traditionally defensive sectors, such as health care and consumer staples, outperformed the MSCI EAFE Index, while the cyclical sectors lagged. Materials and financials were the worst performing sectors for the annual period, despite their strong rebound since January 2009. Materials in particular outperformed significantly late in the period on the back of rising oil and metal prices in anticipation of restocking and a resumption of demand by China.
Fixed Income
The annual period ended May 31, 2009 was a tale of two halves for the fixed income market, as bond returns reflected shifting economic conditions. During the first half, interest rates across the Treasury yield curve declined dramatically as the economy weakened, the financial markets seized up, and a classic flight to quality gripped the bond market with enhanced vigor. The Treasury yield curve steepened, meaning short-term rates declined more than long-term rates, as the Fed reduced the targeted federal funds rate by 200 basis points (2.00%) by the end of December 2008, bringing it to a range of 0% to 0.25%. For non-Treasury sectors, spreads, or the difference in yields between these securities and Treasuries, widened, as investor risk aversion remained high.
Strong government response, led by the Fed, the Treasury Department and the FDIC, helped stabilize the financial markets late in 2008. Since that time, interest rates across the Treasury yield curve rose, as the economy was seen as bottoming and financial conditions improved. Still, the Treasury yield curve remained steep, as the Fed held the targeted federal funds rate near zero in an effort to stimulate economic activity. Spreads on non-Treasury sectors tightened in 2009 to date in response to the credit and quantitative easing by the various government arms.
For the annual period overall, two-year Treasury yields fell 1.74% to a level of 0.92%, 10-year Treasury yields dropped 0.60% to 3.46%, and 30-year Treasury yields declined 0.38% to 4.34%.
Agency-issued mortgage-backed securities were the best performing sector, boosted primarily by Fed support programs. U.S. Treasury security returns, which dominated during the first half of the period, followed, weakening in 2009 through May, as investor risk aversion ebbed. Still, U.S. Treasury securities generated solid positive returns for the annual period. Returns of government agency securities followed those of Treasuries close behind. Asset-backed securities generated modest positive returns, and corporate bonds eked out barely positive returns, dragged down by financials-related issues. Commercial mortgage-backed securities (CMBS) were by far the worst performing sector, posting double-digit negative returns. High-yield corporate bonds and emerging market debt, which are not included in the Barclays Capital U.S. Aggregate Index, posted the worst returns during the first half of the year but significantly outpaced U.S. Treasuries during the second half of the year as risk premiums drifted lower. Overall, high-quality issues dramatically outperformed low-quality issues, and, in general, intermediate maturities (that is, those with maturities of seven to ten years) outperformed both longer and shorter maturities.
The tax-exempt bond market overall significantly outperformed the equity markets but lagged the taxable fixed income market for the annual period, due primarily to difficulties experienced during the first half of the fiscal year. In fact, for the second half of the annual period, the tax-exempt fixed income market significantly outperformed both the equity market and the taxable fixed income market.

Money Markets
The annual period ended May 31, 2009 was one filled with unprecedented events for both the taxable and tax-exempt money markets, as dramatic action by the Fed, increasing weakness and subsequent “green shoots” in economic growth, the global financial crisis and the resulting liquidity freeze had great effect.
* * *
Maintaining a long-term perspective is a basic tenet of effective investing for both managers and investors at all times. In the annual period like the one ended May 31, 2009, such a perspective is especially important. By resisting real yet what are admittedly emotional urges and staying invested in assets allocated based on your individual goals, you may lessen the effects of severe corrections, such as that experienced this period, and keep time on your side.
We thank you for being a part of the PNC Mutual Funds. We value your ongoing confidence in us and look forward to serving your investment needs in the years ahead.
Best Regards,

Kevin A. McCreadie
President, PNC Funds, Inc.
President and Chief Investment Officer,
PNC Capital Advisors, Inc.

PNC Funds, Inc.
MONEY MARKET FUNDS
Management’s Discussion of Fund Performance
May 31, 2009
Portfolio Highlights
(Unaudited)
On May 31, 2009, Prime Money Market Fund had net assets invested in a diversified portfolio of:

Commercial Paper	50.5%
Certificates of Deposit	17.4%
U.S. Government Agency Securities	13.2%
Repurchase Agreements	9.3%
Money Market Funds	8.5%
Corporate Bonds	3.1%
Other	-2.0%

100.0%

Portfolio Highlights
(Unaudited)
On May 31, 2009, Government Money Market Fund had net assets invested in a diversified portfolio of:

U.S. Government Agency Securities	57.0%
Repurchase Agreements	33.1%
Money Market Funds	8.4%
Commercial Paper	2.1%
Other	-0.6%

100.0%

Portfolio Highlights
(Unaudited)
On May 31, 2009, the net assets of Tax-Exempt Money Market Fund were diversified into the following states (only the top 10 are listed):

Missouri	10.3%
Texas	10.2%
Michigan	9.6%
Massachusetts	8.4%
Virginia	7.1%
Pennsylvania	7.0%
Ohio	6.3%
Minnesota	5.6%
Georgia	4.5%
New York	3.3%
Other	27.7%

100.0%

An interview with:
Kelley Brunssen, Adam Hynes and Team
Portfolio Managers, Prime Money Market Fund and Government Money Market Fund
PNC Capital Advisors, Inc.
Adam Mackey, Amy Carcione and Team
Portfolio Managers, Tax-Exempt Money Market Fund
PNC Capital Advisors, Inc.
What factors affected the money markets during the annual period?
The annual period ended May 31, 2009 was one filled with unprecedented events, as dramatic action by the Federal Reserve Board (the Fed), increasing weakness and subsequent “green shoots” in economic growth, the global financial crisis and the resulting liquidity freeze had great effect on both the taxable and tax-exempt money markets.
As the one-year anniversary of the current liquidity crisis approached early in the Funds’ annual reporting period, the money markets seemed to be operating normally. In that same sense of status quo, after a total of 3.25% in tightening of the targeted federal funds rate since September 2007, the Fed voted to keep the rate at 2.00% at its June 2008 meeting. Soon after that, however, indicators of heightened turmoil began to surface. In mid-July, the Federal Deposit Insurance Corporation (FDIC) placed IndyMac Bank in conservatorship, marking the largest depository institution failure since the early 1980s. Fannie Mae and Freddie Mac continued to struggle, and Congress passed legislation establishing a new regulator, the Federal Housing Finance Agency. Throughout July and August, the spread1 between LIBOR2 and the targeted federal funds rate remained elevated, indicating a growing reliance on short-term funding and a fear that firms were not addressing their exposure to distressed securities. Due to elevated LIBOR levels, floating rate notes indexed to one-month or three-month LIBOR provided a good alternative for money market funds compared to one-month or three-month discount notes. A widening in agency security spreads provided further opportunities for money market funds.
As the end of August approached, concerns mounted about investment bank earnings and the funding needs of financial institutions. In early September, the U.S. government placed both Freddie Mac and Fannie Mae in conservatorship. Later in the month, we witnessed the bankruptcy filing of Lehman Brothers, Bank of America’s acquisition of Merrill Lynch, the establishment of an emergency liquidity line for AIG by the Fed and the U.S. Treasury, and the FDIC-orchestrated

[1]	The terms “spread” and “yield spread” may refer to the difference in yield between a security or type of security and comparable U.S. Treasury issues. The term may also refer to the difference in yield between two specific securities or types of securities at a given time.

[2]	London interbank offered rates (LIBOR) are floating interest rates that are widely used as reference rates in bank, corporate and government lending agreements.
See accompanying index definitions on page 37.

PNC Funds, Inc.
MONEY MARKET FUNDS
Management’s Discussion of Fund Performance — Continued
May 31, 2009
mergers of several major commercial banks. Yields on Treasury bills plummeted in a massive flight to quality by investors. Discount note inventory with maturities of three months or less disappeared. Collateral for overnight repurchase agreements dried up, and offerings for same-day settlement were scarce.
At the same time, concerns about money market fund exposure to troubled financials precipitated sizable withdrawals, particularly by large institutional investors. The Reserve Primary Fund became the first money market fund in 14 years to “break the buck” when its net asset value (NAV) per share dropped below $1. Some fund managers turned to their parent companies to help provide liquidity, while others suspended redemptions. In an effort to slow outflows from primary funds and restore confidence in the $3.4 trillion money market sector, the U.S. Treasury Department announced a temporary guarantee program for U.S. 2a-7 SEC-registered money market funds.
Several other initiatives were subsequently put in place to help alleviate the stress on the financial markets broadly and the money markets in particular. The Fed announced the Commercial Paper Funding Facility (CPFF) on October 7. The CPFF provides liquidity to U.S. issuers of both unsecured commercial paper and asset-backed commercial paper through a special purpose vehicle (SPV). The SPV purchases three-month paper from eligible issuers with funding provided by the Federal Reserve Bank of New York (FRBNY). The CPFF met with strong demand, with $145 billion lent in its first three days. The Fed also announced the creation of the Money Market Investor Funding Facility (MMIFF). The MMIFF allows 2a-7 SEC-registered money market funds to sell eligible assets with maturities of 90 days or less to SPVs financed by the FRBNY through cash and the issuance of asset-backed commercial paper.
Then, on October 8, 2008, as part of a global effort to ease monetary conditions, the Fed unexpectedly stepped in, lowering the targeted federal funds rate by 0.50% to 1.50%. The Bank of Canada, the Bank of England, the European Central Bank, Sveriges Riksbank and the Swiss National Bank each announced reductions in policy interest rates as well. At the Fed’s next scheduled meeting on October 29, it voted to reduce the targeted federal funds rate by an additional 0.50%, bringing the benchmark rate to 1.00%. Also during October, the Securities & Exchange Commission (SEC) issued a No-Action Letter to the Investment Company Institute which stated that the SEC would not recommend enforcement action if a money market fund utilized amortized cost rather than market value quotations in its “shadow pricing” procedures for short term securities that meet certain criteria. The FDIC announced the Temporary Liquidity Guarantee Program (TLGP), guaranteeing newly issued senior, unsecured three-year debt of banks, thrifts and certain holding companies.
As broad liquidity concerns continued to plague the market, the fed funds effective rate fell well below the target rate of 1.00%. A collateral shortage in the Treasury market pushed repo rates3 to zero, and discount note and commercial paper inventory remained scarce. At times toward the end of 2008, short-term Treasury bills were being offered at negative yields. In December, the Fed once again lowered the targeted federal funds rate. This time, however, the Fed established a target range of 0% to 0.25% for the first time in the modern era of the Fed. This reduction in the federal funds rate and the implementation of the target range helped to put the target federal funds rate back in line with the effective federal funds rate. Since September 2008, the differential between the two had been volatile, reaching a low of -1.33% on October 2, 2008 and a high of 0.97% on October 7, 2008.
The end of January 2009 saw the first significant maturity from the Commercial Paper Funding Facility (CPFF). Over $240 billion matured out of the CPFF and net commercial paper held in the CPFF fell by $102.7 billion to $247.6 billion. This coincided with a $98.8 billion decline in total commercial paper outstanding as of the end of January. Total commercial paper outstanding continued to decline in February, falling another $107.7 billion, but this trend reversed in March, as commercial paper outstanding increased $48.8 billion.
Treasury bills provided an attractive alternative to discount notes in March. Indeed, at that time, three-month Treasury bills were offered cheaper than three-month Fannie Mae discount notes. At the end of March, however, short-term Treasury bills traded with negative yields again for the first time since December. The lack of spread,

[3]	The repo rate is the discount rate at which a central bank repurchases government securities from the commercial banks, depending on the level of money supply it decides to maintain in the country’s monetary system. To temporarily expand the money supply, the central bank decreases repo rates (so that banks can swap their holdings of government securities for cash) to contract the money supply it increases the repo rates. Alternatively, the central bank decides on a desired level of money supply and lets the market determine the appropriate repo rate.
See accompanying index definitions on page 37.

PNC Funds, Inc.
MONEY MARKET FUNDS
Management’s Discussion of Fund Performance — Continued
May 31, 2009
or non-Treasury, product available combined with strong demand from investors looking to position their portfolios for quarter end drove Treasury bill yields below zero.
April and May saw declines in total commercial paper outstanding of $154.8 billion and $60.5 billion, respectively. Commercial paper rates and LIBOR rates moved to annual period lows toward the end of May. Even as the LIBOR curve shifted significantly lower, floating rate notes were still attractive and provided one of few alternatives available to add yield to portfolios. Issuers were able to place longer-term debt in this low yield environment, often with the assistance of the Temporary Liquidity Guarantee Program (TLGP) and chose to do so. With the slowing economy and less receivables to finance, there was also less need to issue asset-backed commercial paper. Asset-backed commercial paper outstanding fell by over a net $97 billion during the second half of the annual period. Investors turned to Treasuries and agency securities not only for relative safety given weakening credit and economic conditions but also due to the lack of higher yielding alternatives.
For the annual period as a whole, one-month LIBOR rates jumped from 2.49% on September 15 to a high of 4.59% on October 10 before moving to a low of 0.308% on May 20, 2009. Three-month LIBOR during the same time period rose to a high of 4.82% on October 10 before declining to a low of 0.656% on May 29, 2009. Overnight LIBOR experienced even greater volatility, trading in a nearly 5.00% range during September, then reaching a high of 6.875% on September 30 and a low of 0.1025% on January 8, 2009. Commercial paper rates moved in tandem with LIBOR.
The LIBOR yield curve ended the annual period on May 31 with a spread between 1-month LIBOR and 12-month LIBOR of 128.375 basis points (a basis point is 1/100th of one percentage point) compared to a spread of 70.5 basis points at the start of the period 12 months earlier. The spread was very volatile during the period reaching a low on October 13, 2008 of -42.8 basis points and a high on March 10, 2009 of 173.312 basis points.
In addition to all of these factors mentioned above, extreme dislocation of the variable-rate demand obligation (VRDO) market also had a major impact within the tax-free money market area. Another related factor that impacted the tax-exempt fixed income market during the period was the grinding to a halt of the tax-exempt note market during September and October, as the liquidity crunch hit hard. The commercial paper market also experienced extreme dislocation during the period, as issuers were not able to issue commercial paper because investors were unwilling to finance any fixed-rate product that was illiquid or longer than seven days in maturity.
The BMA Index,4 which is the market benchmark for short-term, tax-exempt rates, averaged 1.49% for the annual period, having reached a high of 7.96% on September 24, 2008 and a low of 0.49% on May 27, 2009. As the Fed reduced the targeted federal funds rate by nearly 2.00% over the 12-month period, the one-year Municipal Market Daily (MMD) AAA scale declined 137 basis points, from 1.77% at the start of the fiscal year to end at May 31, 2009 at 0.40%. During the latter months of the annual period, the one-year yield curve for tax-exempt notes and commercial paper remained quite flat. Many tax-exempt money market funds began to look for other instruments with high liquidity in which to invest, such as agency discount notes, Treasury bills and just plain old cash.
How did you manage the money market funds during the annual period?
Through much of the annual period, money market investors remained principally concerned with safety and preserving liquidity given the volatile conditions just described. It is especially important to note, then, that Prime Money Market Fund, Government Money Market Fund and Tax-Exempt Money Market Fund each maintained a stable net asset value throughout the annual period. Also, in all three Funds, we kept a greater than usual liquidity position beginning in mid-September through the new year as a defensive measure given liquidity concerns in the broader money market and the effect of those concerns on other money market funds. As an additional measure of safety and conservative management, on October 1, 2008, the Board of Directors of PNC Funds, Inc. approved the participation by Prime Money Market Fund, Government Money Market Fund and Tax-Exempt Money Market Fund in the U.S. Department of Treasury’s Temporary Guarantee Program for Money Market Funds. On December 1, 2008 and then again on April 8, 2009, the Board voted to continue participation in the program. The Treasury Department program is set to expire September 18, 2009.

[4]	The Bond Market Association (BMA) Municipal Swap Index (“BMA Index,” formerly PSA) is a market basket index of over 200 active high-grade, governmental, tax-exempt, variable rate demand obligation bonds with weekly interest resets.
See accompanying index definitions on page 37.

PNC Funds, Inc.
MONEY MARKET FUNDS
Management’s Discussion of Fund Performance — Continued
May 31, 2009
Prime Money Market Fund maintained a maximum exposure of 25% of its net assets to asset-backed commercial paper (ABCP) during the annual period. The highest-rated ABCP was yielding 25 basis points more than unsecured commercial paper at the start of the period and ended yielding approximately 38 basis points more. That said, there was much volatility in the spread between 1-month ABCP and 1-month unsecured commercial paper during the fiscal year. The spread reached a low of 3 basis points on February 12, 2009, descending from a high of 139 basis points on October 22. The Fund’s exposure to ABCP throughout the annual period was limited to those names we considered to be conservatively managed, appropriately diversified and of the highest quality—specifically, programs sponsored by and/or supported by large global financial institutions receiving one of the two highest credit ratings available. Indeed the Fund’s concentration in first-tier securities helped us manage risk during these volatile months. Prime Money Market Fund also increased its holdings in agency securities during this period, as demand for commercial paper declined.
In Government Money Market Fund, we increased its allocation to floating rate notes tied to one-month or three-month LIBOR, as these notes outperformed comparable one-month or three-month discount notes given the extreme movement and dislocation in LIBOR rates over the annual period. At the start of the period, 1-year discount notes were yielding 46 basis points more than 1-month discount notes. This spread reached a low during the period of -1 basis point on September 15 and then began to steepen, reaching a high of 220 basis points on October 1. The spread between 1-month and 1-year discount notes remained fairly volatile through the end of 2008, stabilized into 2009 and then flattened 9 basis points by the end of the fiscal year. Even as LIBOR normalized during the second half of the fiscal year, floating rate notes remained attractive and provided one of few alternatives to add yield—especially as the entire discount note curve shifted down by between 183 basis points and 206 basis points. We concentrated buying in the one- to three-month area for the first months of the annual period and again concentrated at this shorter end of the yield curve during September and October. When agency security spreads widened, we took advantage of the opportunity to add yield through longer maturity agency securities, thereby lengthening the Fund’s average maturity a bit. We maintained a higher than typical overnight liquidity position for much of the period.
In Tax-Exempt Money Market Fund, we sought to mitigate risk by increasing exposure to banks that we are confident will continue to be ongoing solid institutions as well as to strong issuers providing self-liquidity. To improve and increase the Fund’s liquidity profile, we reduced its weighted average maturity from 51 days at May 31, 2008 to 30 days toward the end of 2008. We were able to reduce the Fund’s weighted average maturity by decreasing its exposure to commercial paper and increasing its allocation to daily variable rate paper. As market conditions improved as 2009 progressed, we began extending the weighted average maturity of the Fund back up to 46 days by the end of May 2009.
We implemented other defensive strategies during this annual period as well. In September, we enacted a strategy, described in full in Tax-Exempt Money Market Fund’s prospectus, whereby the Fund leaves cash at the custodian in non-interest bearing cash. We held up to 10% of the Fund’s net assets in non-interest bearing cash, as a safety “flight to cash” measure while the liquidity of the tax-exempt money markets was in question. We also decided to no longer purchase other regulated investment company (RIC) money market funds as cash equivalents within the Tax-Exempt Money Market Fund.
Would you give us more specific examples for each of the money market funds?
In managing both Prime Money Market Fund and Government Money Market Fund, we established a high concentration in purchases with maturities of one to three months and extended maturity when provided the opportunity by short-lived market sell-offs to add yield. In Prime Money Market Fund, we also established a sizable position in overnight commercial paper during September, as issuers were seeking liquidity. Yields for overnight asset-backed commercial paper were especially attractive. We also shortened the maturities on many of the names in which we held positions, including asset-backed commercial paper securities and several financials that were in the news early in 2009. Primarily during the first half of the annual period, we added additional commercial paper names, taking the opportunity to broaden diversification as a few new issuers had entered the commercial paper market. On a regular basis throughout the annual period, we monitored our approved guidelist of names and made adjustments as appropriate. With the many credit downgrades in the markets, especially in
See accompanying index definitions on page 37.

PNC Funds, Inc.
MONEY MARKET FUNDS
Management’s Discussion of Fund Performance — Continued
May 31, 2009
the financials sector during the last few months of the fiscal year, names were either removed from our list or the maximum percentage and maturity exposure for names were reduced.
Prime Money Market Fund’s assets were invested throughout the period in securities issued by the U.S. government and its agencies and instrumentalities as well as in high quality securities issued by U.S. and foreign corporations and banks. In addition to the high quality ABCP and government agency securities we discussed above, other investments in the Fund included bank CDs and overnight repurchase agreements collateralized by U.S. Treasuries or U.S. government agencies. All securities purchased for the portfolio were rated A-1/P-1 or higher. These are first-tier securities, or generally those money market instruments in the highest rating category. As indicated, the Fund’s concentration on the highest-quality securities helped manage portfolio risk. The Fund’s weighted average maturity began the annual period at 38 days and ended the period at 37 days though we did make strategic shifts during the period as market conditions changed. For example, in September and October, we materially shortened the Fund’s weighted average maturity, as liquidity fears gripped the money markets as a whole. We maintained the Fund’s average weighted maturity shorter than it historically would have been in a declining or low interest rate environment. However, safety and liquidity remained our primary focus throughout the annual period.
Government Money Market Fund’s assets were invested throughout the period primarily in notes issued by the Federal National Mortgage Association (FNMA or Fannie Mae), Federal Home Loan Mortgage Corporation (FHLMC or Freddie Mac), Federal Home Loan Bank (FHLB), and Federal Farm Credit Bureau (FFCB). The Fund invested no more than 25% of its assets in any one Federal agency, which helped manage portfolio risk. The Fund’s weighted average maturity shifted from 45 days at the start of the period to 51 days on May 31, 2009, having lengthened and shortened strategically during the period as market conditions shifted. As with Prime Money Market Fund, we notably shortened this Fund’s weighted average maturity during September and October, as liquidity became the dominating concern to the broad money markets, and then kept the weighted average maturity shorter during the remainder of the annual period than it might have been were it not for unprecedented market conditions.
At the end of the annual period, Tax-Exempt Money Market Fund was invested approximately 52.5% in daily and weekly floating rate securities. Approximately 24.5% of the Fund’s assets was invested in tax-exempt commercial paper and 23.0% in general market bonds and notes, with the remainder in cash equivalents. Throughout the annual period, all securities purchased were rated in one of the two highest categories by at least two nationally recognized statistical rating organizations, such as Standard & Poor’s or Moody’s Investors Services, or one such rating if only one organization has rated the security. If the security is not rated, we have determined that it is of comparable quality to eligible rated securities. Among the securities purchased during the annual period were blocks of highly liquid, high quality bonds, including Gwinnett County general obligations rated Aaa/AAA5 and Missouri state general obligations rated Aaa/AAA. The Fund’s concentration on the highest-quality securities helped manage portfolio risk.

[5]	Debt rated AAA has the highest rating assigned by Standard & Poor’s, and in the opinion of Standard & Poor’s, the obligor’s capacity to meet its financial commitment on the obligation is extremely strong. Debt rated AA by Standard & Poor’s is deemed by Standard & Poor’s to differ from the highest-rated issues only in small degree. In the opinion of Standard & Poor’s, the obligor’s capacity to meet its financial commitment on the obligation is very strong. Bonds and preferred stock which are rated Aaa by Moody’s are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as “gilt edged.” Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues. Bonds and preferred stock which are rated Aa by Moody’s are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than the Aaa securities.
See accompanying index definitions on page 37.

PNC Funds, Inc.
MONEY MARKET FUNDS
Management’s Discussion of Fund Performance — Continued
May 31, 2009
What strategies do you intend to pursue over the coming months?
While we expect interest rates to remain quite low for the foreseeable future, the federal funds futures market at the end of May expected a 25 basis point interest rate increase by the end of 2009 and another 50 basis point increase during the first quarter of 2010. In the meantime, through the numerous credit and liquidity facilities it has created over the last year or so, the Fed is anticipated to continue its policy of quantitative easing. Quantitative easing is essentially when the Fed actively purchases bonds in the open market. Recessionary conditions are expected to continue throughout the remainder of 2009, with domestic economic growth hampered by the worldwide slowdown. Credit shock and ongoing deleveraging continue to tighten lending conditions. The unemployment rate appears to be heading well past 9.0%. To help jumpstart economic growth, tremendous fiscal expenditure and mortgage assistance programs have been put in place, and banking and shadow-banking sectors are under reconstruction. The long-term inflation outlook will be influenced, among other factors, by the current massive government credit creation and the U.S. Treasury Department’s borrowing needs.
In Prime Money Market Fund, we will continue to carefully watch market conditions and how they affect the performance of asset-backed commercial paper assets, especially the performance of underlying collateral, credit enhancement and liquidity agreements, and program ratings. At the same time, we intend to continue adding asset-backed commercial paper assets into the Fund’s portfolio, as we seek to further diversify, though, as mentioned above, selecting only those names that we consider to be of the highest quality. We also intend to continue adding unsecured commercial paper names to the Fund’s portfolio, as new issuers tap the market. In both Prime Money Market Fund and Government Money Market Fund, we intend to maintain healthy liquidity position for the near term, seeking to put cash to work as yields improve. Following the two-year sell-off and recent expectations that the Fed may begin to increase interest rates, one-year agency yields may be starting to improve. When it does become apparent that short-term interest rates and therefore yields are rising, we expect to shorten both Funds’ average weighted days to maturity.
In Tax-Exempt Money Market Fund, we intend to maintain our defensive stance in terms of both types of securities invested in and demand provider selection. For the near term, we intend to add pre-refunded6 securities collateralized in direct U.S. government securities and more high quality bonds and notes. Overall, a focus on maintaining enhanced liquidity will drive virtually all transactions for the next several quarters. That said, we intend to continue to rely on issuers’ self liquidity when possible to further mitigate risk. We may look to extend the Fund’s weighted average maturity to approximately 50 to 55 days, as it appears that we were seeing, at the end of the annual period, a more normal functioning of the municipal money markets. We intend, as always, to maintain our strategy of diversifying the Fund’s holdings among different issuers, demand providers and sectors as they become available and attractive for purchase.
Of course, we will continue to closely monitor economic data, Fed policy and any shifts in the money market yield curves, as we strive to strategically navigate the interest rate environment and maintain a stable net asset value within the Funds. It should be noted that toward the end of the annual period, the Investment Company Institute (ICI) recommended various regulatory changes to the money market industry. These included stronger Securities and Exchange Commission (SEC) regulations, stricter liquidity and credit standards, and shorter maturity profiles for U.S. 2a-7 SEC-registered money market funds. These proposed amendments, along with enhanced due diligence, are widely expected to help protect against market disruptions similar to that seen during the Fall of 2008 from developing in the future. Many money market funds, including the PNC money market funds, were voluntarily complying with the projected changes before their proposed implementation in September 2009.

6	Pre-refunding is a procedure in which a bond issuer floats a second bond at a lower interest rate, and the proceeds from the sale of the second bond are safely invested, usually in Treasury securities which, in turn, are held in escrow collateralizing the first bond. Given that the pre-refunded bonds become, essentially, fully tax-exempt U.S. Treasury securities and no longer represent the credit risk profile of the original borrower, they often increase in value—sometimes significantly.
See accompanying index definitions on page 37.

PNC Funds, Inc.
CAPITAL OPPORTUNITIES FUND
Management’s Discussion of Fund Performance
May 31, 2009
Portfolio Highlights
(Unaudited)
On May 31, 2009, the Fund had net assets invested in a diversified portfolio of:

Information Technology	22.4%
Health Care	16.5%
Consumer Discretionary	15.6%
Financial Services	14.9%
Materials & Processing	7.3%
Autos & Transportation	6.3%
Energy	5.0%
Industrials	4.5%
Producer Durables	2.2%
Utilities	1.9%
Other	3.4%

100.0%

An interview with Marshall Bassett, Christopher S. Beck and Teams,
Portfolio Managers
Delaware Management Co.
How did you manage your portion of the Fund during the annual period?
M. Bassett: The Fund uses a blended investment strategy that utilizes both growth and value investment styles, and each is managed by a separate team of managers and analysts. My team and I manage the growth-oriented portion of the Fund. We use a fundamental, bottom-up process in seeking to identify industry leaders—those that we believe are the highest quality small companies with exceptional managements and business plans and the wherewithal to execute those plans. These companies typically possess what we deem to be attractive earnings growth potential and strong financials. Research is conducted and investment decisions are made by teams of sector specialists focusing on five broad sectors—business & financial services; consumer & retail; health care; industrials, materials & energy; and technology.
It would be an understatement to say that the financial markets over the 12 months ended May 31, 2009 saw enormous volatility due to concerns over the health of the global economy. Most equity indices ended the period noticeably lower than where they began, as the financial crisis and its impact on business activity was the primary area of focus for investors. Possibly the most significant events during the fiscal year transpired in September 2008. The failure of a major financial firm led to a breakdown of trust on Wall Street and fueled fears over counterparty risk, sending equity investors fleeing to assets they deemed to be safer. Such fears also led to credit markets freezing and business activity coming to a grinding halt. A massive global response, including coordinated interest rate cuts by central banks and both the European and U.S. governments issuing capital directly to banks, provided liquidity to the market. These actions also sparked a short-lived rally in the equity markets toward the end of 2008. However, despite the passage of a $700 billion fiscal stimulus package by the U.S. government, more concerns over the stability of the economy rose early in 2009. With unemployment rising and consumer confidence at depressed levels, the equity markets reached new lows in March. Such down equity markets would not last long though. A massive end-of-period rally in the equity markets took place, as investors turned their attention to the perceived stabilization of some economic indicators. Indeed, these “green shoots” provided a foundation for the equity markets to rally from the beginning of March through the end of May.
Both large- and small-capitalization stocks felt the pressure from the annual period’s market sell-off, with little distinction between them. The Russell 1000® Index, which measures large-cap stocks, fell 32.95%, while the Russell 2000® Index, which measures small-cap stocks, declined 31.79% for the annual period ended May 31, 2009. The difference between styles was not too pronounced either, though growth stocks slightly outperformed their value counterparts for the annual period. Within the small-cap segment of the equity market, the Russell 2000® Value Index was down 32.20%, while the Russell 2000® Growth Index fell 31.55%. All of the sectors in the Russell 2000® Growth Index posted double-digit declines for the period. Consumer non-durables was the best-performing sector in the Russell 2000® Growth Index, despite falling more than 17%. The basic industry/capital goods and energy sectors were among the worst performers in the Russell 2000® Growth Index, feeling the pressure of significant declines in commodity prices since July 2008. (Source: Wilshire)
Like the broader equity market, our small-cap growth portion of the Fund declined in absolute terms over the 12 months ended May 31, 2009. However, it outperformed its benchmark, the Russell 2000® Growth Index, on a relative basis for the annual period. Effective stock selection in the business services, health care and transportation sectors more than offset weaker stock selection in the consumer non-durables and technology sectors, which detracted. Sector allocation overall was a modest drag on results, due primarily to an underweighted position in energy at the beginning and the end of the annual period.
See accompanying index definitions on page 37.

PNC Funds, Inc.
CAPITAL OPPORTUNITIES FUND
Management’s Discussion of Fund Performance — Continued
May 31, 2009
C. Beck: In managing the value investment style of the Fund’s blended investment strategy, we seek to identify small companies whose stock prices appear low relative to their underlying value or future earnings potential. We focus on free cash flow in our individual stock selection, seeking companies that we believe have a sustainable ability to buy back shares, lower debt and/or increase or initiate dividends. As my colleague mentioned above, the economy underwent a significant contraction during the 12 months ended May 31, 2009. We saw the continuing slowdown in the housing market, deterioration in the willingness of banks to lend to businesses and consumers, and several high-profile bankruptcies among large financial corporations. The result was a significant decline in consumer confidence, housing sales and auto sales. The U.S. Treasury Department and the Federal Reserve Board (the Fed) took unprecedented and extremely aggressive steps to address the situation. Perhaps the most obvious steps were the lowering of short-term interest rates to almost 0% and the outright purchases and intended purchases of several hundred billion dollars’ worth of Treasury and mortgage-backed securities to increase liquidity in the financial system.
The deterioration in the overall credit environment had a significant impact on the equity markets and on our style of investing. During the years 2005 through mid-2007, our portion of the Fund participated in many mergers and acquisitions through the companies it held. However, the past two years have seen a dramatic decline in such activity. Toward the end of this annual period, we finally started to see a potential increase in mergers, as corporations were still in a strong liquidity position and were looking to add to existing lines of business. Conversely, private equity activity remained subdued, as credit continued to be restrictive in this area.
Clearly, then, the small-cap value segment of the equity market had a difficult annual period, as evidenced by the -32.20% return of the Russell 2000® Value Index. Within the Russell 2000® Value Index, no sector had a positive return for the 12 months ended May 31, 2009. Several sectors generated negative returns in excess of 30%, including consumer cyclicals, energy, real estate investment trusts (REITs), capital spending, basic industries and financial services. (Source: Wilshire)
Our portion of the Fund did modestly outperform its benchmark, the Russell 2000® Value Index, on a relative basis, although its absolute returns were certainly disappointing. Relative results benefited from sector weightings overall, with particular emphasis on consumer services, REITs and consumer cyclicals. Stock selection as a whole detracted modestly from our portion of the Fund’s relative results. Stock selection within capital spending and utilities hurt most.
Would you give us some company-specific examples?
M. Bassett: Our portion of the Fund benefited during the annual period from merger and acquisition activity within the health care sector, as strategic buyers emerged for companies held in the portfolio. For example, both Advanced Medical Optics and APP Pharmaceuticals agreed to be acquired during the period for significant premiums by larger companies in the health care sector. The Fund exited both of these positions during the period, taking profits. Also contributing to our portion of the Fund’s results was Emergency Medical Services, a medical services provider whose shares rose during the period due to strong earnings growth and the announcements of new contract wins. The Fund continued to hold a position in the company due to its attractive growth prospects.
During the annual period, energy was the worst performing sector in the Russell 2000® Growth Index. Not surprisingly, then, the biggest detractors from Fund performance came from the energy sector. Shares of energy services companies T-3 Energy Services and ION Geophysical declined significantly, as falling oil and gas prices reduced their customer demand. We eliminated the Funds’ positions in both of these companies during the annual period. Also detracting from Fund performance was Atheros Communications. Shares of this semiconductor company declined late in 2008 after providing disappointing financial guidance due to concerns regarding consumers’ spending on technology. We sold the Fund’s position in Atheros Communication during the annual period.
C. Beck: Although the investment environment was quite negative for the one-year period ended May 31, 2009, several holdings in the consumer services and technology areas contributed positively to our portion of the Fund’s performance. Shares of Warnaco Group, a designer and marketer of apparel and swimwear, gained more than 95% during the annual period, as its sales remained strong and its earnings continued to surpass expectations. Amkor Technologies also performed well, with its stock gaining more than 60% during the 12 months ended May 31, 2009.
See accompanying index definitions on page 37.

PNC Funds, Inc.
CAPITAL OPPORTUNITIES FUND
Management’s Discussion of Fund Performance — Continued
May 31, 2009
This subcontractor of semiconductor packing and testing equipment significantly improved its balance sheet during the fiscal year. Both stocks remained in the Fund’s portfolio as of May 31, 2009.
Given the extremely weak performance of the equity markets, there were, of course, also many disappointments. Cytec Industries is a specialty chemicals company whose shares declined more than 65% during the fiscal year due to a substantial drop in orders and earnings. We added to this position late in the first quarter of 2009, as its valuation declined to the most attractive level we had seen in years. Hercules Offshore was another poor performer during the annual period, as its stock fell nearly 85% based on a decrease in natural gas prices and a resulting lower utilization of their jack-up rigs in the Gulf of Mexico. We sold the Fund’s position in Hercules Offshore late in 2008.
What strategies do you intend to pursue over the coming months?
M. Bassett: During the annual period, we believe our portion of the Fund successfully took advantage of market pull-backs to upgrade the quality of its holdings at reasonable valuations. Toward the end of the period, we began selectively adding some exposure to “early cycle” stocks in the technology, transportation and consumer services areas that we believe could benefit from stabilization in the economy. At the same time, we reduced our portion of the Fund’s weighting in the energy and basic industry/capital goods sectors.
The end-of-period rally in the equity markets was certainly encouraging, but economic challenges still remain. Although there were some signs of economic stabilization, the equity markets’ optimistic outlook at the end of May 2009 might not be supported by actual economic results. Recent conversations with management teams of current and potential investments have affirmed this point. We intend, therefore, to maintain our focus on companies that we believe have demonstrable strength and that may be able to post relatively attractive results regardless of market conditions.
C. Beck: Given the actions of the monetary authorities, our portion of the Fund shifted to a significantly overweighted position in consumer services during the annual period with the belief that “early cycle” stocks would benefit from additional liquidity in the financial system. We took this action even while acknowledging that any economic rebound is likely to be below average from a historical standpoint. Toward the very end of the period, we trimmed some of this overweighted position. We will likely maintain our portion of the Fund’s overweighting relative to the Russell 2000® Value Index in technology, as this sector continues to exhibit strong free cash flow while maintaining low capital spending needs. At the end of May 2009, we did not feel that valuations in utilities and REITs were attractive, and so we intend to maintain underweighted exposure to these sectors. Finally, we expect to maintain our portion of the Fund’s modestly overweighted position in basic industries and capital spending, as these sectors’ companies have generally been aggressive in cost-cutting and may start to see improved profitability by the end of 2009.
See accompanying index definitions on page 37.

PNC Funds, Inc.
CAPITAL OPPORTUNITIES FUND
Management’s Discussion of Fund Performance — Continued
May 31, 2009
Comparison of Change In Value of $10,000 Investment In
Capital Opportunities Fund and the Russell 2000® Index

	Average Annual Returns as of May 31, 2009
					Gross		Net
			Since	Final Value	Expense		Expense
			Inception	of $10,000	Ratio**		Ratio**
Capital Opportunities Fund	1 Year	5 Year	(7/5/00)	Investment*	05/31/08	05/31/09	05/31/08	05/31/09

Institutional Class	-31.51%	-2.50%	-2.02%	$8,339	1.56%	1.82%	1.28%	1.28%
Class A at NAV	-31.88%	-2.99%	5.13%	$7,975	2.06%	2.32%	1.78%	1.78%
at POP	-35.11%	-3.93%	4.36%	$7,595
Class C without CDSC	-32.22%	-3.49%	4.56%	$7,609	2.56%	2.82%	2.28%	2.28%
with CDSC	-32.81%	-3.49%	4.56%	$7,609
Russell 2000® Index	-31.79%	-1.18%	9.04%	$10,904

*	The period covers the ten years ended May 31, 2009, or, if the fund is less than ten years old, the period since inception of the Fund.

**	The difference between gross and net operating expenses reflects voluntary waivers and expense reimbursements that may be terminated at any time at the option of investment adviser. Please see the Fund’s most recent prospectus for details.
Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit www.pncfunds.com.
Figures for the period indicated reflect fee waivers in effect (if unwaived, total returns would have been lower), reinvestment of dividends, capital gains distributions, as well as changes in share price. Performance figures do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.
Based on a $10,000 initial investment, the graph and table above illustrate the total return of the Capital Opportunity Fund against the Russell 2000® Index. The Index has an inherent performance advantage over the Fund since it imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index.
The inception date for the Class A and C shares is 9/30/02. Historical performance shown for Class A and C shares prior to their inception date reflect Institutional Class performance adjusted for different operating expenses, and, where indicated, for sales charges. The inception date for the Institutional Class of shares is 7/5/00. Class A returns at net asset value (NAV) do not include a sales charge. Returns at public offering price (POP) include the Fund’s maximum sales charge of 4.75%. Class C returns with CDSC include the effect of the Fund’s CDSC which declines from 1% the first year to 0% the second year.
Portfolio holdings and composition are subject to change.
Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including investments in high-grade fixed income securities. The net asset value per share of this Fund will fluctuate as the value of the securities in the portfolio changes. Common stocks, and funds investing in common stocks, generally provide greater return potential when compared with other types of investments.
The Capital Opportunities Fund could fluctuate in price more than most funds, due to the volatile nature of both the technology sector and stocks of smaller companies. In addition, the Fund may participate in the Initial Public Offering (IPO) market, and a portion of the Fund’s returns consequently may be attributable to its investment in IPOs.
See accompanying index definitions on page 37.

PNC Funds, Inc.
INTERNATIONAL EQUITY FUND
Management’s Discussion of Fund Performance
May 31, 2009
Portfolio Highlights
(Unaudited)
On May 31, 2009, the Fund had net assets in these top 10 countries:

United Kingdom	21.2%
Japan	17.7%
France	11.3%
Switzerland	8.7%
Germany	6.7%
Netherlands	4.0%
Australia	3.9%
Spain	3.1%
Italy	2.5%
Canada	2.4%
Other	18.5%

100.0%

An interview with:
Peter Wright, William Lock and Team,
Portfolio Managers
Morgan Stanley Investment Management Ltd.
Richard Pell, Rudolph-Riad Younes and Team,
Portfolio Managers
Artio Global Management LLC
Brian Hopkinson, Ralph R. Layman, Paul Nestro,
Jonathan L. Passmore, Michael J. Solecki and Makoto Sumino,
Portfolio Managers
GE Asset Management Inc.
How did you manage your portion of the Fund during the annual period?
Morgan Stanley: We consistently applied our disciplined, bottom-up, value-driven approach. Our strategy is to seek high quality businesses that we believe offer attractive investment opportunities at a substantial discount to their long-term “fair” value. Our approach is stock specific and predominantly qualitative, concentrating on rigorous fundamental analysis. The resulting country and sector weights are a by-product of the bottom-up stock selection process.
While the Morgan Stanley Capital International (MSCI) EAFE Index declined significantly in absolute terms, our portion of the Fund outperformed its benchmark index on a relative basis for the 12 months ended May 31, 2009. Effective stock selection in materials, one of the worst performing sectors in the MSCI EAFE Index during the period, and in information technology was the greatest contributor to relative performance. Stock selection in telecommunication services and energy also helped. Also adding relative value was an overweighted allocation to consumer staples, which, though it declined, outpaced the MSCI EAFE Index during the 12-month period. An underweighted position in financials, which significantly lagged the benchmark index, boosted relative results as well. The most significant detractor from our portion of the Fund during the period was stock selection in financials, with the poor performance of Japanese insurance holdings and two small European banks particularly disappointing. Stock selection in utilities also hurt.
Artio Global: We believe a diversified core portfolio driven by dynamic sector and company fundamental analysis is key to delivering consistently superior risk-adjusted long-term performance in the international equity markets. In our portion of the Fund, investments are directed toward mid- to larger-capitalization companies. We focus on the developed markets, employing an opportunistic approach to the emerging equities markets.
The 12 months ended May 31, 2009 were one of the most difficult investment environments for international equities ever experienced, despite a move upward in the markets during the last three months or so of the fiscal year. The equity market correction was global, indiscriminate and spontaneous, with no region, sector or style spared. Amid this turmoil, we sought to steer our portion of the Fund’s holdings away from areas we believed were the most prone to danger and sought refuge in regions, sectors and companies we believed would be least affected. Still, our portion of the Fund underperformed the MSCI All-Country World Free ex-U.S. Index for the 12 months ended May 31, 2009.
Our portion of the Fund underperformed its benchmark index due primarily to its position within emerging markets and continental Europe. Within the emerging markets, positions held in central and eastern Europe detracted most from our portion of the Fund’s relative results. Amid the growing credit crisis, positions held in the financial sector suffered steep declines, particularly in Hungary, Poland and the Czech Republic. An underweighted allocation to the Asian emerging equity markets further detracted, as this region outpaced the benchmark index. In continental Europe, stock selection within financials, consumer staples, industrials and energy detracted most from results.
On the positive side, our decision to overweight the health care sector within continental Europe proved to be a prudent one. Our steering away from U.K. banks also helped our portion of the Fund’s results, as this sector strug-
See accompanying index definitions on page 37.

PNC Funds, Inc.
INTERNATIONAL EQUITY FUND
Management’s Discussion of Fund Performance — Continued
May 31, 2009
gled significantly. Among the dollar bloc nations, stock selection, particularly within the materials sector, contributed positively to performance. Our decision to own Japanese yen in order to move our portion of the Fund closer to its benchmark weighting boosted results as well, more than offsetting the detracting effect of an underweighted allocation to Japanese equities and stock selection within the Japanese equity market. Finally, maintaining a position in cash proved beneficial amid the equity market decline.
GEAM: We began managing our portion of the Fund on February 17, 2009 and thus our discussion applies only to the period from that date through the end of the annual period on May 31, 2009.
We believe that stocks are not fairly valued at all times and that stocks whose price-to-cash earnings ratios are low relative to our calculated long-term growth rates produce superior investment returns over the long term. Based on this philosophy, our investment style can be described as growth at a reasonable price (GARP). We employ a disciplined bottom-up, fundamental investment process that combines undervalued growth prospects with our analysis of quality to create what we believe will be winners for our portion of the Fund with a long-term, three to five year investment horizon.
While a substantial part of the last year and a half or so saw equity markets moved by fear and sentiment far more than by fundamentals, the seeming bottoming of equity prices late in the first calendar quarter of 2009 coincided with a welcome return to a measure of fundamental sanity. Our portion of the Fund benefited from the aggressive rebound in market sentiment that pulled all markets higher from mid-March through May. It also benefited from the weakening of the U.S. dollar against the trade-weighted basket of major world currencies during this period. Indeed, our portion of the Fund outperformed the MSCI EAFE Index for the period from February 17 through May 31, 2009.
Our portion of the Fund benefited substantially from strong stock selection in the energy, materials, utilities and telecommunication services sectors. Detracting somewhat from relative results were holdings in the consumer discretionary, industrial and consumer staples sectors.
Would you give us some company-specific examples?
Morgan Stanley: The best performing stocks in our portion of the Fund during the period were international mining companies BHP Billiton and Rio Tinto and U.K. integrated oil company BG Group, each of which benefited from strong performance in the materials sector, as commodity prices rose in anticipation of increased demand.
In contrast, the worst performers in our portion of the Fund during the period were financial companies. Japanese insurance company T&D Holdings saw its assets decrease in value as the Japanese market fell. The yen’s appreciation also negatively impacted its stock. Shares of Japan’s Sumitomo Mitsui Financial Group declined upon its report of a fiscal 2008 net loss of about 300 billion yen as a result of booking looses on stock holdings and boosting loan-loss provisions. This was the first red ink the company saw in four years. Sumitomo Mitsui Financial Group was also negatively impacted by poor performance of the financial sector more broadly. Italian commercial bank UniCredit performed poorly, affected by investor concerns over the possible impact of a slowdown in Eastern European bank earnings amidst an environment of low inflation and weak lending demand.
We should note that sector and country/regional weightings in our portion of the Fund purely reflect where we found value at the stock level, that is, are entirely bottom-up driven. That said, during the 12-month period, our portion of the Fund’s positions in consumer staples and information technology increased and its weighting in Japanese financials decreased. We also exited some positions in the materials, financials and consumer discretionary sectors where we had particular concerns over either the ability of the company’s balance sheet to withstand the economic recession or the quality of its business model in foul weather conditions.
During the period, our team sought to own companies that we believe will generate free cash flow in a declining economy. The result was a reduction in the number of securities in our portion of the Fund to just below our “typical range” of 80 to 100 names. This should be viewed in the context of the 18% decline in the number of securities comprising the MSCI EAFE Index over the annual period. Of the 983 security components of the MSCI EAFE Index at the end of May 2009, 222 were financials (including real estate). Our portion of the Fund owned only nine of the 222 at the end of the annual period, a fact which alone largely explains the reduced number of holdings in our portion of the Fund’s portfolio.
See accompanying index definitions on page 37.

PNC Funds, Inc.
INTERNATIONAL EQUITY FUND
Management’s Discussion of Fund Performance — Continued
May 31, 2009
As of May 31, 2009, our portion of the Fund was overweighted relative to its benchmark index in consumer staples, energy and materials. On the same date, the Fund had underweighted allocations compared to its benchmark index in consumer discretionary, financials and industrials. Our portion of the Fund was relatively market-weighted in health care, information technology, telecommunication services and utilities.
Artio Global: Positions held within the materials sector were among the top contributors to our portion of the Fund’s results during the annual period. These included the U.K.’s Xstrata, the largest exporter of coal used for power, and Rio Tinto, whose shares our portion of the Fund owns in both Australia and the U.K. Rio Tinto is one of the world’s largest mining companies involved in iron, copper, uranium, aluminum and other metals. Canada’s Barrick Gold, the world’s largest gold producer, and Potash Corp. of Saskatchewan, the world’s largest maker of the nutrient potash used in fertilizer, also contributed positively to our portion of the Fund’s results relative to its benchmark index. We sold our portion of the Fund’s position in Barrick Gold by the end of the period, but overall increased its allocation to the materials sector in response to attractive valuations and more encouraging economic data.
The biggest detractors from our portion of the Fund’s relative performance during the annual period included many of the banking stocks in central and eastern Europe. Specifically, OTP Bank, Hungary’s largest lender, under-performed. So, too, did Poland’s Bank Polska Kasa Opieki and PKO Bank Polski and the Czech Republic’s Komercni Banka. By the end of the annual period, we had eliminated all of our portion of the Fund’s positions in Poland, reducing exposure to that equity market in favor of emerging market investments in Asia. Within the energy sector, positions in the U.K.’s BP and Italy’s ENI also detracted.
GEAM: Individual contributors came primarily from the materials and financials sectors, as these two segments of the equity market rebounded strongly during the months we managed a portion of the Fund. Among the strongest performers for our portion of the Fund were Canadian uranium producer Paladin Energy, Australian miner Oz Minerals, French banking giant BNP Paribas, U.K. financial company Lloyds Banking Group and Japanese brokerage firm/investment bank Nomura Holdings.
Detracting most from our portion of the Fund’s relative results were Japanese insurer Sony Financial Holdings, U.K. household products company Reckitt Benckiser, U.K. food producer Danone and Japanese transportation and real estate firm East Japan Railway.
In keeping with our modest portfolio turnover objectives, only minor changes were made to the portfolio during the period. That said, our portion of the Fund’s weighting in financials, energy and consumer discretionary increased and its overweighted position in consumer staples was reduced somewhat. We also initiated several new positions during the period. We established a Fund position in Hong Kong’s telecommunications leader China Mobile, seeking to participate in what has become a fast-growing, increasingly consumer-led market. We also initiated a Fund position in Hong Kong’s HSBC, the global banking group that appears to have largely avoided, due to its diversity, fatal damage to its balance sheet. As an inflation hedge, we purchased shares of Canadian gold producer Kinross Gold for our portion of the Fund. We established a Fund position in Germany’s Deutsche Boerse, which offers electronic trading systems for the buying and selling of securities on stock exchanges in Europe, as a means to participate in what we believe will be an increasingly regulated financial marketplace.
What strategies do you intend to pursue over the coming months?
Morgan Stanley: The massive government liquidity infusions, guarantees and spending programs coordinated globally and on a scale never before seen are clearly key to the equity market rally during the last few months of the annual period. We believe, however, that as a departure from the traditional capitalist model, it is fairly shocking that in failing to go the whole way and take control of the financial system—with the important exceptions of Freddie Mac and Fannie Mae in the U.S.—western governments’ easy money regimes are likely to add further destabilizing pressures on already unstable asset markets. Quite simply, central banks and treasury departments are not in control of the monstrous tsunamis of liquidity they have unleashed. Some liquidity will percolate to the consumer and highly indebted corporations where it is intended, but more is likely to swell unchecked into various asset classes. This could be exciting for those capable of surfing the wave, but it is, of course, potentially devastating if it were to smash confidence in the bond and currency markets of participating central banks. That is why the negative movements in the U.S. dollar and long-term Treasury bond in May were so very important. Even if reserve currency status is strong enough as a bulwark for the moment to prevent a catastrophic loss of confidence,
See accompanying index definitions on page 37.

PNC Funds, Inc.
INTERNATIONAL EQUITY FUND
Management’s Discussion of Fund Performance — Continued
May 31, 2009
the rise in the ten-year Treasury bond yield translates directly into higher mortgage rates for the American consumer, despite a massive buying spree of long-term Treasury bonds by the Federal Reserve Board. The very actions intended to rebuild consumer confidence are those that, in our view, may be eroding consumer affordability.
Whether the outcome of these gargantuan government attempts to reflate in the face of unprecedented private sector deleveraging will result in high inflation or continued deflation, it is clear to us that the titanic scale of the struggle means the likely resultant volatility creates more risk to the global economy rather than less risk. Therefore, we continue to have a strong appetite for high quality names—which, at the end of the annual period, were as inexpensive relative to their riskier peers as they had ever been. Furthermore, in the market’s search for beta1, we feel it has failed to grasp the critical importance of the loss of pricing power in an environment of record-low capacity utilization. In other words, the market remains obsessed with improving unit volumes but is not considering the effect of pricing. In any case, we would point to an inventory-to-sales ratio that is still way too high. The global supply chain has just been through one great convulsion. We would expect another fairly soon.
Whatever the short-term convolutions, we believe the effect of falling prices due to overcapacity is simply being ignored by the market. The flip side of the coin is that pricing power, in those few areas where it can be sustained, is undervalued. In our view, the biggest single area where this is the case is in the consumer staples sector. Based on our analysis and research, those consumer staples names that our portion of the Fund owns have the ability to maintain or grow pricing even in the face of the current economic slump.
Artio Global: By the end of the reporting period, our portion of the Fund had moved closer to the benchmark index’s weighting in emerging markets overall, with a focus on emerging Asia and to a lesser extent on Latin America. While our portion of the Fund did maintain exposure to central and eastern Europe, this region no longer represented the primary focus of our portion of the Fund’s emerging market allocation. During the annual period, we also moved to increase exposure to developed market financials, but did so carefully and still maintained an underweighted position compared to the benchmark index. We also increased our portion of the Fund’s exposure to more cyclically-oriented sectors, including materials and industrials, as the economic maelstrom appeared to begin to wind down. Overall, while the market backdrop became more constructive for equities during the last few months of the annual period, we maintained a focus on large, highly liquid investments, including exchange-traded funds, which afford us the opportunity to quickly reduce positions if we see fit.
GEAM: We intend to focus on the financials, energy and consumer discretionary sectors going forward and to trim exposure to the consumer staples sector. The intense scrutiny undergone by the financial community led to greater confidence in survivors and thrivers during the time since we began managing our portion of the Fund. Energy prices, having almost doubled during these same months, warrant, we believe, a more positive view for select energy companies that can invest and prosper. We expect consumer behaviors to stay depressed for some time, though rock-bottom valuations and attractive, sustainable business models have attracted our attention in the consumer discretionary sector. At the same time, consumer staples names, long favored for their defensive qualities, were looking at the end of May, in our view, overvalued in some cases.
As opportunities present themselves, we intend to continue to carefully shift the portfolio from a defensive to an offensive stance. In doing so, we recognize that 1) any increase in more cyclical holdings would only be due to fulfillment of our fundamental requirements, and 2) the global economy still has many challenges ahead, and the recovery, when it occurs, will likely be slow and deliberate.

[1]	Beta is a measure of volatility in relation to the market as a whole. A beta higher than 1 indicates that a security or portfolio will tend to exhibit higher volatility than the market. A beta lower than 1 indicates that a security or portfolio will tend to exhibit lower volatility than the market.
See accompanying index definitions on page 37.

PNC Funds, Inc.
INTERNATIONAL EQUITY FUND
Management’s Discussion of Fund Performance — Continued
May 31, 2009
Comparison of Change In Value of $10,000 Investment In
International Equity Fund and the MSCI All Country World Free ex-U.S. Index

	Average Annual Returns as of May 31, 2009
					Gross		Net
				Final Value	Expense		Expense
				of $10,000	Ratio**		Ratio**
International Equity Fund	1 Year	5 Year	10 Year	Investment*	05/31/08	05/31/09	05/31/08	05/31/09

Institutional Class	-34.60%	2.42%	3.51%	$14,114	1.49%	1.72%	1.28%	1.28%
Class A at NAV	-34.89%	1.89%	2.99%	$13,432	1.99%	2.22%	1.78%	1.78%
at POP	-37.97%	0.90%	2.49%	$12,790
Class C without CDSC	-35.25%	1.42%	2.48%	$12,777	2.49%	2.72%	2.28%	2.28%
with CDSC	-35.77%	1.42%	2.48%	$12,777
MSCI All Country World Free ex-U.S. Index	-35.54%	5.62%	3.51%	$14,122

*	The period covers the ten years ended May 31, 2009, or, if the fund is less than ten years old, the period since inception of the Fund.

**	The difference between gross and net operating expenses reflects voluntary waivers and expense reimbursements that may be terminated at any time at the option of investment adviser. Please see the Fund’s most recent prospectus for details.
Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit www.pncfunds.com.
Figures for the period indicated reflect fee waivers in effect (if unwaived, total returns would have been lower), reinvestment of dividends, capital gains distributions, as well as changes in share price. Performance figures do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.
Based on a $10,000 initial investment, the graph and table above illustrate the total return of the International Equity Fund against the MSCI All Country World Free ex-U.S. Index. The Index has an inherent performance advantage over the Fund since it imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index.
The inception date for the Class A and C shares is 9/30/02. Historical performance shown for Class A and C shares prior to their inception date reflect Institutional Class performance adjusted for different operating expenses, and, where indicated, for sales charges. The inception date for the Institutional Class of shares is 7/2/93. Class A returns at net asset value (NAV) do not include a sales charge. Returns at public offering price (POP) include the Fund’s maximum sales charge of 4.75. Class C returns with CDSC include the effect of the Fund’s CDSC which declines from 1% the first year to 0% the second year.
Portfolio holdings and composition are subject to change.
Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including investments in high-grade fixed income securities. The net asset value per share of this Fund will fluctuate as the value of the securities in the portfolio changes. Common stocks, and funds investing in common stocks, generally provide greater return potential when compared with other types of investments.
International investing is subject to certain risks, such as currency exchange rate volatility, possible political, social or economic instability, foreign taxation and/or differences in auditing and other financial standards.
See accompanying index definitions on page 37.

PNC Funds, Inc.
DIVERSIFIED REAL ESTATE FUND
Management’s Discussion of Fund Performance — Continued
May 31, 2009
Portfolio Highlights
(Unaudited)
On May 31, 2009, the Fund had net assets invested in a diversified portfolio of:

Retail	30.7%
Office Properties	22.4%
Health Care	12.7%
Residential	12.4%
Diversified	7.1%
Hotels	5.2%
Warehouse/Industrial	3.5%
Mortgage	3.3%
Storage	3.0%
Financial Services	0.3%
Other	-0.6%

100.0%

An interview with David Ferguson
Portfolio Manager
PNC Capital Advisors, Inc.
How did you manage the Fund during the annual period?
Our objective is to provide current income and long-term capital growth through investments in a diversified portfolio of real estate companies, primarily Real Estate Investment Trusts (REITs). We seek to minimize issue-specific risk by limiting the maximum investment in any one security to 9% of net assets and by generally holding between 45 and 60 names. We also seek to diversify the portfolio by property sub-sector and by geography. Our long-standing security selection strategy is to look for companies with experienced management teams, a history of superior performance and a well-defined business plan. We are particularly interested in finding companies with the ability to grow both their earnings and dividends at a rate above the sector average.
REITs posted extremely negative results for the 12 months ended May 31, 2009, continuing the declining trend that began in the prior fiscal year following a February 2007 peak in the FTSE NAREIT Equity REIT Index (the Index). For the annual period ended May 31, 2009, the Index produced a total return of -45.37%. Throughout the annual period, REITs experienced significant volatility, with 5% or more intraday moves up or down relatively common.
The weakness in REITs during the annual period came despite a decline in the ten-year Treasury yield, which fell from 4.06% on May 31, 2008 to a low of 2.06% on December 30, before rising to 3.46% at the end of May 2009. Unusually from a historical perspective, REITs actually performed worse when Treasury yields declined and better when Treasury yields increased. The reason for this historical anomaly was that the credit crisis-driven risk aversion that drove down Treasury yields negatively impacted real estate assets, which were perceived to be a riskier investment. Similarly, when risk aversion ebbed and investors shifted back to more “risky” assets in the last months of the annual period, REITs benefited.
Indeed, most of the Index’s decline took place from the start of the annual period through March 6, 2009, when the Index reached its low point for the fiscal year. During this time, the Index fell almost 70%, driven in part by worries about declining real estate fundamentals but more by concerns that REITs would not be able to refinance their debt and would be forced to file for bankruptcy. This risk was highlighted when the regional mall REIT General Growth Properties filed for bankruptcy on April 16, 2009 due to its inability to refinance near-term debt maturities. While underlying real estate fundamentals have and will likely continue to deteriorate with the economy, these issues, we believe, are manageable for most REITs. In fact, the Index rebounded approximately 55% from its March low through May 31, 2009, as balance sheet concerns were reduced. Such concerns were reduced through government programs such as Term Asset-Backed Securities Loan Facility (TALF), reduced credit spreads (i.e. the difference in yields between non-Treasury securities and those of duration-equivalent U.S. Treasuries), and a significant amount of equity raising and debt repayment activity by REITs. Some of the greatest gains from the Index’s March lows were seen in REITs that had suffered most from balance sheet concerns, including many smaller-cap REITs.
The Fund underperformed its benchmark, the FTSE NAREIT Equity REIT Index, for the 12 months ended May 31, 2009. The Fund’s underweighted positions in the comparatively better-performing specialty and health care sub-sectors detracted from its relative results. Performance in the specialty sub-sector was driven primarily by timber REITs, where the Fund had only limited exposure during most of the annual period and no exposure as of May 31, 2009. Significantly overweighted positions in the weaker malls and shopping center sub-sectors also detracted. Regional malls underperformed the Index due to their comparatively high leverage levels and to concerns over consumer spending. Shopping centers performed poorly based on concerns about tenant bankruptcies. The Fund was virtually equal weight to the Index in industrials, which was the worst-performing sub-sector within the Index during the annual period. However, we added slightly to the Fund’s exposure to this sub-sector on weakness caused by the need of these companies to reduce their development pipeline given global economic conditions. We
See accompanying index definitions on page 37.

PNC Funds, Inc.
DIVERSIFIED REAL ESTATE FUND
Management’s Discussion of Fund Performance — Continued
May 31, 2009
increased the Fund’s exposure to the industrials sub-sector given our view for the economy ahead, but such positioning did detract modestly from relative results during the annual period.
While both absolute and relative Fund performance was clearly disappointing, some sub-sectors and some individual holdings did perform better than others relative to the Index even amid the broad sector decline. On the positive side, the Fund had a significantly overweighted position in Annaly Capital Management, an agency mortgage REIT. Agency mortgage REITs declined but were the best-performing sub-sector within the Index during the annual period. The Fund also benefited from strong performance in some smaller-cap and specialty niche companies, where it held overweighted positions.
Would you give us more specific examples?
In addition to Annaly Capital Management mentioned above, some other smaller-cap and specialty niche companies that generated strong performance for the Fund during the annual period included technology data center business Digital Realty Trust and health care’s OMEGA Health Care Investors. Conversely, overweight positions in specialty finance REIT Gramercy Capital, retail REIT Developers Diversified Realty and industrial REIT ProLogis Trust underperformed on balance sheet concerns.
During the annual period, we added to the Fund’s allocation to the health care sub-sector, bringing the position from an underweight to a close to neutral position. This helped Fund performance, for, as mentioned above, health care was a better-performing area of the sector during the 12 months. Exposure to the health care sub-sector was increased due to strong balance sheets and solid operations among many health care REITs. We did not move to an overweight position because we had a lingering concern about the sub-sector’s higher relative valuation. We also increased the Fund’s weightings relative to the Index in the apartment and office sub-sectors during the annual period. We increased the Fund’s exposure to apartment REITs, as balance sheet stability in the sub-sector offset our concerns about the impact of a weaker housing market on operations. We liked longer-duration office names because of longer-lease terms and built-in below-market rents, but we remained focused on REITs with what we considered the best positioned properties.
We reduced the Fund’s weightings in the retail, specialty and self-storage sub-sectors during the annual period. Most of the decrease in the retail sector was in shopping centers, though the Fund maintained its overweighted exposure to retail overall. As with office REITs, we favored malls’ longer lease terms and built-in below-market rents and maintained our focus on those mall REITs with what we believe to be the best positioned properties. We aggressively trimmed the Fund’s self-storage position because we were concerned about weaker fundamentals in the sub-sector, especially given the outperformance of the sub-sector in the prior year.
We slightly reduced the total number of holdings in the Fund’s portfolio from 51 names to 49 names. In doing so, we established positions in seven new names and removed nine others from the portfolio. For example, we eliminated hotel REIT Starwood Hotels & Resorts after a late-period rebound because of continued concern on the lodging sub-sector’s fundamentals. We sold retail REIT Pennsylvania Real Estate Investment Trust based on our concerns about the company’s ability to refinance its lower quality malls. Toward the end of the period, we added preferred stock positions in hotel REIT Hospitality Properties Trust and storage REIT Public Storage as we sought to add some relatively safe yield to the portfolio.
What strategies do you intend to pursue over the coming months?
We are generally constructive in our view for the real estate market going forward. At the end of the annual period, property sales activity levels were very low, making it difficult to assess current market values for real estate assets. However, we feel that the REIT price decline had already fully priced in any underlying property value declines. In addition, the rebound in REIT shares from March through May 2009 may be indicating a bottom in the property market in the near term. Many of the stronger REITs were active sellers of assets during the peak of the market and have been raising capital to take advantage of any distressed sales opportunities that may arise with more highly leveraged buyers. Further, we expect property level fundamentals to slowly improve as the economy becomes stronger, especially given the limited amount of new supply in most regional markets. For each of these reasons, we continue to like REITs as an alternative to bonds and stocks. Our greatest concern is that the government’s efforts to make credit more available for real estate may fail and negatively impact the market.
See accompanying index definitions on page 37.

PNC Funds, Inc.
DIVERSIFIED REAL ESTATE FUND
Management’s Discussion of Fund Performance — Continued
May 31, 2009
Given this view, we do not anticipate any significant change in our portfolio strategy over the near term. We will likely maintain the Fund’s neutral weighting relative to the Index in the hotel and industrial sub-sectors, its overweightings in the regional malls and office sub-sectors, and its underweightings in the specialty and self-storage sub-sectors. We intend to look for more relative value trade opportunities within sub-sectors. We further intend to seek to take advantage of appreciation to lock in profits and increase defensive positions in health care REITs and preferred stock. In general, we continue to favor higher quality names with strong balance sheets, protected markets and built-in rent growth through below-market in-place rents across all property sectors. As always, we plan to continue to pursue a strategy of diversifying by property type, geography and company with an emphasis on stable or improving fundamentals.
See accompanying index definitions on page 37.

PNC Funds, Inc.
DIVERSIFIED REAL ESTATE FUND
Management’s Discussion of Fund Performance — Continued
May 31, 2009
Comparison of Change In Value of $10,000 Investment In
Diversified Real Estate Fund and the FTSE NAREIT Equity REIT Index

Average Annual Returns as of May 31, 2009
					Gross		Net
				Final Value	Expense		Expense
				of $10,000	Ratio**		Ratio**
Diversified Real Estate Fund	1 Year	5 Year	10 Year	Investment*	05/31/08	05/31/09	05/31/08	05/31/09

Institutional Class	-52.54%	-4.22%	4.31%	$15,249	1.07%	1.39%	1.05%	1.05%
Class A at NAV	-52.86%	-4.72%	3.79%	$14,500	1.57%	1.89%	1.55%	1.55%
at POP	-54.99%	-5.64%	3.28%	$13,808
Class C without CDSC	-53.08%	-5.18%	3.27%	$13,797	2.07%	2.39%	2.05%	2.05%
with CDSC	-53.22%	-5.18%	3.27%	$13,797
FTSE NAREIT Equity REIT Index	-45.37%	-0.64%	6.18%	$18,222

*	The period covers the ten years ended May 31, 2009, or, if the fund is less than ten years old, the period since inception of the Fund.

**	The difference between gross and net operating expenses reflects voluntary waivers and expense reimbursements that may be terminated at any time at the option of investment adviser. Please see the Fund’s most recent prospectus for details.
Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit www.pncfunds.com.
Figures for the period indicated reflect fee waivers in effect (if unwaived, total returns would have been lower), reinvestment of dividends, capital gains distributions, as well as changes in share price. Performance figures do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.
Based on a $10,000 initial investment, the graph and table above illustrate the total return of the Diversifed Real Estate Fund against the NAREIT Equity Index. The Index has an inherent performance advantage over the Fund since it imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index.
The inception date for the Class A and C shares is 9/30/02. Historical performance shown for Class A and C shares prior to their inception date reflect Institutional Class performance adjusted for different operating expenses, and, where indicated, for sales charges. The inception date for the Institutional Class of shares is 8/1/97. Class A returns at net asset value (NAV) do not include a sales charge. Returns at public offering price (POP) include the Fund’s maximum sales charge of 4.75%. Class C returns with CDSC include the effect of the Fund’s CDSC which declines from 1% the first year to 0% the second year.
Portfolio holdings and composition are subject to change.
Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including investments in high-grade fixed income securities. The net asset value per share of this Fund will fluctuate as the value of the securities in the portfolio changes. Common stocks, and funds investing in common stocks, generally provide greater return potential when compared with other types of investments.
Although the Diversified Real Estate Fund will not invest in real estate directly, it is subject to the same risks that are associated with the direct ownership of real estate because of its policy of concentrating in the securities of companies in the real estate industry.
See accompanying index definitions on page 37.

PNC Funds, Inc.
LIMITED MATURITY BOND FUND
TOTAL RETURN BOND FUND
Management’s Discussion of Fund Performance
May 31, 2009
Portfolio Highlights
(Unaudited)
On May 31, 2009, Limited Maturity Bond Fund had net assets invested in a diversified portfolio of:

U.S. Government Agency Securities	34.4%
Corporate Bonds	33.7%
U.S. Treasury Obligations	15.9%
Asset-Backed Securities	5.5%
Foreign Bonds	4.0%
Commercial Mortgage-Backed Securities	3.0%
Money Market Fund	1.8%
Open-End Fund	1.0%
Other	0.7%

100.0%

Portfolio Highlights
(Unaudited)
On May 31, 2009, Total Return Bond Fund had net assets invested in a diversified portfolio of:

U.S. Government Agency Securities	38.5%
Corporate Bonds	32.7%
U.S. Treasury Obligations	9.6%
Commercial Mortgage-Backed Securities	7.6%
Asset-Backed Securities	5.7%
Foreign Bonds	2.1%
Open-End Fund	2.0%
Money Market Fund	0.8%
Other	1.0%

100.0%

An interview with:
Joshua Kakel and Team
Portfolio Managers, Limited Maturity Bond Fund
PNC Capital Advisors, Inc.
Brendan Burke and Team
Portfolio Managers,Total Return Bond Fund
PNC Capital Advisors, Inc.
What factors affected the taxable bond market during the annual period?
Overall, the U.S. economy suffered its worst retrenchment in over thirty years during the annual period ended May 31, 2009, with much of the downturn occurring in the October through March period. As the financial crisis picked up speed, confidence waned and credit became more constrained. As a result, both businesses and consumers were compelled to ratchet down expenditures. Retail sales fell by over 9% in the year ended May 2009, and business investment fell by 16% in the 12 months ended March 2009 (latest data available). As demand dropped, unemployment began to rise quickly, reaching over 9% of the labor force at the end of May 2009—up nearly four percentage points since May 2008. Claims for unemployment insurance were at record levels at the end of the annual period.
Amidst the worst of the economic bad news, the flight to quality that began in the prior fiscal year intensified, with investors’ aversion to risk remaining high. The Federal Reserve Board (the Fed) and the U.S. Treasury Department waged an aggressive campaign to stabilize credit markets and stimulate lending. As part of this effort, the Fed continued to cut the targeted federal funds rate. The Fed lowered the rate a total of nearly 200 basis points (a basis point is 1/100th of a one percentage point) to a range of 0% to 0.25%. Interest rates declined across the Treasury yield curve.
The latter months of the annual period witnessed an improvement in the state of the financial markets. Financial stresses remained and concerns about the timing and strength of an economic recovery persisted, but the Fed expanded its efforts to restart the financial system with programs to purchase U.S. Treasuries, agencies and mortgage-backed securities. In addition, the success of the Term Asset-Backed Securities Loan Facility (TALF) announced on November 25, 2008 to support the issuance of select asset-backed securities led to its expansion to support commercial mortgage-backed securities. Financial services firms proved able to re-enter the market by issuing non-Federal Deposit Insurance Corporate (FDIC) insured bonds. Further, a number of financial services firms reported that they had begun the process to return to the U.S. Treasury Department the Troubled Asset Relief Program (TARP) funds they received in 2008. The equity market rebounded from mid-March through the end of May, which further supported an improvement in consumer confidence. Chrysler filed for bankruptcy toward the end of the annual period, and General Motors was preparing to do the same, representing the latest examples of how the U.S. government remained the lender of last resort in this uncertain economy. Still, risk aversion waned as 2009 progressed, and as a result, Treasury yields generally rose during these months.
For the annual period overall, Treasury yields declined. The three-month Treasury bill plummeted 175 basis points to close at the end of May with a yield of 0.14%, and the yield on the two-year Treasury fell 173 basis points to 0.92%. Further out on the yield curve, declines were more modest. The ten-year Treasury yield declined 60 basis points to 3.46%, and the 30-year Treasury yield fell 38 basis points to 4.34%.
See accompanying index definitions on page 37.

PNC Funds, Inc.
LIMITED MATURITY BOND FUND
TOTAL RETURN BOND FUND
Management’s Discussion of Fund Performance — Continued
May 31, 2009
Bond returns for the 12-month period ended May 31, 2009 reflected economic conditions. Agency-issued mortgage-backed securities were the best performing sector, boosted primarily by Fed support programs. U.S. Treasury security returns, which dominated during the first half of the period, followed, weakening in 2009 through May, as investor risk aversion ebbed. Still, U.S. Treasury securities generated solid positive returns for the annual period. Returns of government agency securities followed those of Treasuries close behind. Asset-backed securities generated modest positive returns, and corporate bonds eked out barely positive returns, dragged down by financials-related issues. Commercial mortgage-backed securities (CMBS) were by far the worst performing sector, posting double-digit negative returns. It should be noted though that CMBS posted strong performance in the latter months of the annual period, as the Treasury expanded the TALF program to support that sector. Overall, high-quality issues dramatically outperformed low-quality issues, and, in general, intermediate maturities (that is, those with maturities of seven to ten years) outperformed both longer and shorter maturities.
How did you manage the taxable bond funds during the annual period?
PNC Capital Advisors took over the management of the taxable bond funds from the previous sub-adviser on January 1, 2009, and so our discussion will focus only on the period from that date through May 31, 2009.
We manage fixed income investments within a risk management framework over market cycles. We actively review and rotate our emphasis on portfolio duration, yield curve, and sector positioning as we seek opportunities for relative return through the various stages of a market cycle. In addition, we engage in relative value trading of the underlying securities to increase yield or protect principal as market conditions shift.
Limited Maturity Bond Fund’s goal is to seek as high a level of current income as is consistent with protection of capital. The Fund seeks to maintain an average weighted maturity of between one and five years. Total Return Bond Fund’s goal is to seek total return by combining elements of capital appreciation and as high a level of current income as is consistent with protection of capital. The Fund generally maintains an average weighted maturity of between four and 15 years.
At the beginning of 2009, when we assumed management of the two Funds, we anticipated that spread, or non-Treasury, sectors offered the best risk-reward balance. Therefore, we increased both Funds’ allocations to asset-backed securities and commercial mortgage-backed securities throughout the first quarter of 2009. New purchases within these two sectors boosted the Funds’ performance, as spreads, or the difference in yields between these securities and those of Treasuries, tightened as the current year progressed.
Within the corporate bond sector, we sold some of the Funds’ positions in below investment grade issuers that we believed were vulnerable to considerable downside risk. For example, we reduced the Funds’ positions in the automobile manufacturing, automobile finance and leisure industries. We also reduced the Funds’ exposure to several financial issuers within the investment grade corporate bond sector.
In Total Return Bond Fund, we added Treasury Inflation Protected Securities (TIPS), as we viewed this sector as attractive given heightened inflationary pressures. We reduced Total Return Bond Fund’s weighting in agency mortgage-backed securities with 15-year maturities, which had performed relatively well in 2008.
We maintained an underweighted position relative to each Fund’s respective benchmark index in the Treasury sector. This positioning helped comparative results, as the non-Treasury sectors outperformed during the second half of the fiscal year.
Early in 2009, we shortened the duration of both Funds’ portfolios to a neutral range relative to their respective benchmark index. We also positioned the Funds’ portfolios close to neutral along their respective yield curves, with a minor underweighting toward the long-term end of each yield curve, as we expected the taxable yield curve to steepen as the year progressed.
See accompanying index definitions on page 37.

PNC Funds, Inc.
LIMITED MATURITY BOND FUND
TOTAL RETURN BOND FUND
Management’s Discussion of Fund Performance — Continued
May 31, 2009
For the annual period ended May 31, 2009 overall, both Limited Maturity Bond Fund and Total Return Bond Fund outperformed their respective benchmarks, the Merrill Lynch U.S. Corporate & Government 1-5 Year Index and the Barclays Capital U.S. Aggregate Index1. Each of the Funds also notably outperformed both its respective Lipper category average and Morningstar category median, representing its peer groups, for the 12-month period.2
Would you give us more specific examples?
In both Funds, we took advantage of large price concessions in the new corporate bond market to add select issues offering attractive yields compared to Treasuries. Among the corporate bonds we added were those issued by ConocoPhillips, Consolidated Edison, Devon Energy, DuPont and Whirlpool. We also engaged in a number of bond swaps, selling issues we believed had limited appreciation potential in favor of select, attractively priced credit issues. Within the asset-backed securities sector, the Funds’ purchased CNH Equipment Trust and Nissan Auto Receivables Trust.
What strategies do you intend to pursue over the coming months?
While there have been some indicators that the worst of the economic downdraft is behind us, stabilization is not the same as renewed growth. The U.S. economy, in our view, remains under pressure, by no means having purged all the excesses from the recent consumer-led expansion. Declines in home prices continue. Unemployment is expected to rise. The over-indebtedness in the consumer sector and the excess inventory in the housing sector will take time to work through. This implies a continued rise in the savings rate and further price weakness in parts of the housing market. While the previously enacted government stimulus plans should have their desired effect over the next six to nine months, we expect economic growth to be sub-par for an extended period. Indeed, the potential for an increased pullback in consumer and business spending could work to temper Gross Domestic Product (GDP) growth for the balance of the year.
While economic concerns persist, the credit markets overall appeared to be strengthening, as prices for both investment grade and high yield corporate bonds improved toward the end of the annual period. Our view ahead for asset-backed and commercial mortgage-backed securities was also positive at the end of May, as spreads on these fixed income sectors tightened during the first five months of 2009. As we expect spreads to remain volatile, we intend to continue to actively manage the Funds’ positions in these non-Treasury sectors by adjusting sector weightings as market conditions shift. We further intend to reposition the Funds to take advantage of any changes in the shape of the yield curve.
Due to both anticipated ongoing volatility in the fixed income markets and continued significant government intervention meant to keep interest rates low, we intend to maintain both Funds’ duration in a neutral range to that of their respective benchmark index for the near term.

[1]	Indicies are not managed and an investor cannot invest directly into an index.

[2]	The Lipper category average is an equally weighted performance measure, adjusted for capital gains distributions and income dividends of the largest qualifying funds in this investment objective. The Morningstar category median is the median return for the peer group based on the returns of each individual fund within the group. It assumes reinvestment of dividends and capital gains, if any, and excludes sales charges. Indices are not managed and an investor cannot invest directly into an index.
See accompanying index definitions on page 37.

PNC Funds, Inc.
LIMITED MATURITY BOND FUND
TOTAL RETURN BOND FUND
Management’s Discussion of Fund Performance — Continued
May 31, 2009
Comparison of Change In Value of $10,000 Investment In
Limited Maturity Bond Fund and the Merrill Lynch U.S. Corporate & Government 1-5 YR Index

Average Annual Returns as of May 31, 2009
					Gross		Net
				Final Value	Expense		Expense
				of $10,000	Ratio**		Ratio**
Limited Maturity Bond Fund	1 Year	5 Year	10 Year	Investment*	05/31/08	05/31/09	05/31/08	05/31/09

Institutional Class	6.26%	4.29%	4.51%	$15,540	0.65%	0.73%	0.53%	0.53%
Class A at NAV	5.84%	3.77%	3.99%	$14,788	1.15%	1.23%	1.03%	1.03%
at POP	1.30%	2.86%	3.54%	$14,157
Class C without CDSC	5.21%	3.23%	3.46%	$14,054	1.65%	1.73%	1.53%	1.53%
with CDSC	4.21%	3.23%	3.46%	$14,054
Merrill Lynch U.S. Corporate & Government 1-5 YR Index	5.06%	4.30%	5.19%	$16,591

*	The period covers the ten years ended May 31, 2009, or, if the fund is less than ten years old, the period since inception of the Fund.

**	The difference between gross and net operating expenses reflects voluntary waivers and expense reimbursements that may be terminated at any time at the option of investment adviser. Please see the Fund’s most recent prospectus for details.
Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit www.pncfunds.com.
See accompanying index definitions on page 37.

PNC Funds, Inc.
LIMITED MATURITY BOND FUND
TOTAL RETURN BOND FUND
Management’s Discussion of Fund Performance — Continued
May 31, 2009
Comparison of Change In Value of $10,000 Investment In
Total Return Bond Fund and the Barclays Capital U.S. Aggregate Bond Index

Average Annual Returns as of May 31, 2009
					Gross		Net
				Final Value	Expense		Expense
				of $10,000	Ratio**		Ratio**
Total Return Bond Fund	1 Year	5 Year	10 Year	Investment*	05/31/08	05/31/09	05/31/08	05/31/09

Institutional Class	8.24%	5.26%	5.45%	$17,026	0.63%	0.68%	0.53%	0.53%
Class A at NAV	7.81%	4.76%	4.94%	$16,194	1.13%	1.18%	1.03%	1.03%
at POP	3.19%	3.86%	4.48%	$15,500
Class C without CDSC	7.18%	4.22%	4.41%	$15,400	1.63%	1.68%	1.53%	1.53%
with CDSC	6.18%	4.22%	4.41%	$15,400
Barclays Capital U.S. Aggregate Bond Index	5.37%	5.02%	5.88%	$17,718

*	The period covers the ten years ended May 31, 2009, or, if the fund is less than ten years old, the period since inception of the Fund.

**	The difference between gross and net operating expenses reflects voluntary waivers and expense reimbursements that may be terminated at any time at the option of investment adviser. Please see the Fund’s most recent prospectus for details.
Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit www.pncfunds.com.
Figures for the period indicated reflect fee waivers in effect (if unwaived, total returns would have been lower), reinvestment of dividends, capital gains distributions, as well as changes in share price. Performance figures do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.
Based on a $10,000 initial investment, the graphs and tables above illustrate the total return of the total return of the Limited Maturity Bond Fund against Merrill Lynch 1-5 Year Corp/Govt Bond Index and the total return of the Total Return Bond Fund against Barclays Aggregate Bond Index. The Indices have an inherent performance advantage over the Funds since they impose no sales charges and incur no operating expenses. An investor cannot invest directly in an index.
The inception date for the Class A and C shares of the Limited Maturity and Total Return Bond Funds is 9/30/02. Historical performance shown for Class A and C shares prior to their inception date reflect Institutional Class performance adjusted for different operating expenses, and, where indicated, for sales charges. The inception date for the Institutional Class of shares is 3/14/91 for the Limited Maturity Bond Fund and 3/1/98 for the Total Return Bond Fund. Class A returns at net asset value (NAV) do not include a sales charge. Returns at public offering price (POP) include the Fund’s maximum sales charge of 4.25% for the Limited Maturity and Total Return Bond Funds. Class C returns with CDSC include the effect of the Fund’s CDSC which declines from 1% the first year to 0% the second year.
Portfolio holdings and composition are subject to change. Bond funds will tend to experience smaller fluctuations in value than stock funds. However, investors in any bond fund should anticipate fluctuations in price, especially for longer-term issues and in environments of rising interest rates.
See accompanying index definitions on page 37.

PNC Funds, Inc.
MARYLAND TAX-EXEMPT BOND FUND
TAX-EXEMPT LIMITED MATURITY BOND FUND
NATIONAL TAX-EXEMPT BOND FUND
Management’s Discussion of Fund Performance
May 31, 2009
Portfolio Highlights
(Unaudited)
On May 31, 2009, Maryland Tax-Exempt Bond Fund had net assets invested in Municipal Bonds of:

Maryland	83.9%
Puerto Rico	8.4%
District of Columbia	2.1%
Other	5.6%

100.0%

Portfolio Highlights
(Unaudited)
On May 31, 2009, the net assets of Tax-Exempt Limited Maturity Bond Fund were diversified into the following states (only the top 10 are listed):

Texas	10.6%
Pennsylvania	8.7%
New York	8.5%
Maryland	7.3%
Michigan	6.6%
Florida	6.1%
Illinois	6.1%
North Carolina	5.5%
Virginia	5.0%
Arizona	4.8%
Other	30.8%

100.0%

Portfolio Highlights
(Unaudited)
On May 31, 2009, the net assets of National Tax-Exempt Bond Fund were diversified into the following states (only the top 10 are listed):

Pennsylvania	9.6%
New York	9.5%
California	8.9%
Texas	8.3%
Ohio	5.1%
Massachusetts	5.1%
Washington	5.0%
Michigan	4.8%
Illinois	4.4%
Arizona	3.9%
Other	35.4%

100.0%

An interview with Steve Winterstein, Adam Mackey and Becky Rogers
Portfolio Managers
PNC Capital Advisors, Inc.
What factors affected the tax-exempt bond markets during the annual period?
The tax-exempt fixed income market significantly outperformed the equity markets but lagged the taxable fixed income market for the annual period, due primarily to difficulties experienced during the first half of the fiscal year.
While the credit quality of the U.S. tax-exempt market generally remained in excellent condition compared to other fixed income classes during the first half of the annual period, the lack of liquidity left its mark. High quality short-term securities benefited, in the form of lower yields and higher prices, from investors’ flight to quality and their shift to lower interest rate risk. Further supporting short-term tax-exempt yields were the Federal Reserve Board’s (the Fed’s) cutting of the targeted federal funds rate by another 1.00% during these months. Conversely, yields of bonds with maturities beyond the six-year point on the yield curve, or spectrum of maturities, rose significantly from the beginning of June through the end of November. The impact of the meltdown within the financials sector during the third quarter of 2008 and continuing into the beginning of the fourth quarter clearly affected the performance of longer-dated municipal bonds. Indeed, as investors undertook a flight to quality and flocked to the safety of U.S. Treasuries, longer-dated municipal bonds took an unprecedented hit. Values of these municipal bonds declined, while U.S. Treasury values surged.
The second half of the annual period was dramatically different, as credit spreads, or the difference in yields between lower quality municipal bonds and duration-equivalent AAA-rated municipals, reached their widest levels in December 2008 and then began to tighten significantly as the new calendar year progressed. Demand for municipal securities increased, boosted by several federal stimulus programs for the tax-exempt market. For example, the American Recovery and Reinvestment Act (ARRA), signed into law in February 2009, created new demand for municipal bonds via several provisions that altered the Tax Equity and Fiscal Responsibility Act (TEFRA) of 1982 and the Tax Reform Act (TRA) of 1986. Among ARRA’s provisions were those that increased the limits on Bank Qualified bonds,1 provided relief in the Alternative Minimum Tax (AMT) rules, expanded tax-exempt financing opportunities for select manufacturing facilities and created new forms of tax-exempt bonds. ARRA also created a new Build

[1]	Bank Qualified bonds are issued by communities that qualify as “small issuers,” i.e. issuers that issue no more than $10 million worth of tax-exempt bonds annually. ARRA increased the limit on the amount of Bank Qualified bonds that can be designated by a “small issuer” during calendar years 2009 and 2010 from $10 million per year to $30 million per year.
See accompanying index definitions on page 37.

PNC Funds, Inc.
MARYLAND TAX-EXEMPT BOND FUND
TAX-EXEMPT LIMITED MATURITY BOND FUND
NATIONAL TAX-EXEMPT BOND FUND
Management’s Discussion of Fund Performance — Continued
May 31, 2009
America Bond program, which authorizes state and local governments to issue Build America Bonds as taxable bonds in 2009 and 2010 to finance any capital expenditures for which they otherwise could issue tax-exempt governmental bonds. State and local governments receive a direct federal subsidy payment for a portion of their borrowing costs on Build America Bonds equal to 35% of the total coupon interest paid to investors. This new program is intended to assist state and local governments in financing capital projects at lower borrowing costs and to stimulate the economy and create jobs. It also would take supply out of the municipal bond market. The first Build America Bond deal came to market in April 2009.
The municipal bond yield curve flattened significantly from January through May 2009, meaning the difference in yields between shorter-term and longer-term municipal securities narrowed. During these same months, flows into municipal bond mutual funds were very strong. It is well worth noting that for the second half of the annual period, the tax-exempt fixed income market significantly outperformed both the equity market and the taxable fixed income market.
How did you manage the tax-exempt bond funds during the annual period?
Given the municipal bond market backdrop, we sought to improve the credit quality and liquidity of each of the tax-exempt bond Funds’ portfolios during the first half of the fiscal year. In all three Funds, we took advantage of credit spread widening by adding high quality investment grade bonds (i.e. those rated AA and AAA) and sold positions in less liquid, lower quality investment grade bonds (i.e. those rated A and BBB). While market illiquidity limited the Funds’ ability to sell lower quality credits, especially in Maryland Tax-Exempt Bond Fund, we were still able to add bonds from well-known high quality issuers and pre-refunded2 bonds in each of the three Funds. It is particularly important to state here that the portfolios’ credit quality, as always, remained high. While downgrades among the monoline insurers during the prior fiscal year and into the first half of the annual period did have a modest impact, each of the three Fund portfolio’s average quality rating was Aa2/AA,3 as rated by Moody’s and Standard & Poor’s respectively, as of November 30, 2008.
In all three of the tax-exempt bond Funds, we also maintained a relatively high cash position, as the market became more illiquid during the first half of the annual period. This cash position enabled the Funds to take advantage of any dislocations in the liquidity market, such as the forced selling of high quality securities at attractive valuations.
We shifted each of the tax-exempt bond Fund’s duration relative to their respective benchmark indices during the first half of the period as conditions changed. In National Tax-Exempt Bond Fund, we became slightly defensive, moving its duration from a neutral position to a shorter position relative to its benchmark, the Lehman Quality Intermediate Index. In Tax-Exempt Limited Maturity Bond Fund, we also reduced duration relative to its benchmark, the Lehman Mutual Fund Short Index. In Maryland Tax-Exempt Bond Fund, we actually lengthened duration a bit, bringing it from a shorter position to a neutral position relative to its benchmark, the Lehman Quality Intermediate Index.

[2]	Pre-refunding is a procedure in which a bond issuer floats a second bond at a lower interest rate, and the proceeds from the sale of the second bond are safely invested, usually in Treasury securities which, in turn, are held in escrow collateralizing the first bond. Given that the pre-refunded bonds become, essentially, fully tax-exempt U.S. Treasury securities and no longer represent the credit risk profile of the original borrower, they often increase in value—sometimes significantly.

[3]	Debt rated AAA has the highest rating assigned by Standard & Poor’s, and in the opinion of Standard & Poor’s, the obligor’s capacity to meet its financial commitment on the obligation is extremely strong. Debt rated AA by Standard & Poor’s is deemed by Standard & Poor’s to differ from the highest-rated issues only in small degree. In the opinion of Standard & Poor’s, the obligor’s capacity to meet its financial commitment on the obligation is very strong. Bonds and preferred stock which are rated Aaa by Moody’s are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as “gilt edged.” Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues. Bonds and preferred stock which are rated Aa by Moody’s are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than the Aaa securities.
See accompanying index definitions on page 37.

PNC Funds, Inc.
MARYLAND TAX-EXEMPT BOND FUND
TAX-EXEMPT LIMITED MATURITY BOND FUND
NATIONAL TAX-EXEMPT BOND FUND
Management’s Discussion of Fund Performance — Continued
May 31, 2009
As the new calendar year began and the municipal bond market regained its footing, with demand for municipal bonds flourishing and credit spreads tightening, we sought to add yield by purchasing some lower-rated issues for each of the Funds. We felt that the market was getting close to the top of its credit widening cycle and looked to add A-rated and BBB-rated names back into the portfolios.
In National Tax-Exempt Bond Fund and Tax-Exempt Limited Maturity Bond Fund, we maintained duration rather neutral to their respective benchmarks during the second half of the fiscal year. Such positioning detracted from the Funds’ relative results in 2009 through May 31, as the market rallied. In Maryland Tax-Exempt Bond Fund, we maintained a slightly longer-than-benchmark duration during the second half of the annual period.
At May 31, 2009, the average quality rating of National Tax-Exempt Bond Fund’s portfolio and Tax-Exempt Limited Maturity Bond Fund’s portfolio was maintained at Aa2/AA, as rated by Moody’s and Standard & Poor’s respectively. On the same date, Maryland Tax-Exempt Bond Fund portfolio’s average quality rating was modestly higher at Aa1/AA+, as rated by Moody’s and Standard & Poor’s respectively.
In all, each of the three Funds lagged its respective benchmark index for the annual period but each notably outperformed both its respective Lipper category average and Morningstar category median, representing its peer groups.4
Would you give us more specific examples of what strategies you carried out in each of the tax-exempt bond funds?
In National Tax-Exempt Bond Fund, we sold into historically high demand for pre-refunded bonds, eliminating positions in some of the portfolio’s more complex pre-refunded bonds and moving into high quality state general obligation and essential service revenue bonds during the first half of the annual period. We also sold into the increased demand for Pennsylvania bonds, where we had added an overweighted position earlier in the year when there was a large amount of issuance. During this first half, that supply dwindled, and so the Fund was able to profit from the sale of these Pennsylvania bonds. We increased the Fund’s exposure to dedicated tax bonds,5 higher education bonds, airport bonds and bonds issued by the state of Texas. Examples of trades we carried out during the period include the sale of Lancaster County, PA Hospital Authority RB, General Hospital Project, which was a non-rated pre-refunded bond, and the purchase of Massachusetts Water Pollution Abatement Revenue, which is a Aaa/AAA rated essential service water revenue bond. We also sold the Fund’s position in Philadelphia Hospitals & Higher Educational Facilities Authority Lease RB, Community College of Philadelphia, which was a Baa1/A rated pre-refunded bond, and bought Massachusetts Bay Transportation Authority, which is a Aa1/AAA rated bond paid from a percentage of the state’s dedicated sales tax. Additional examples of purchases include a Aa1/AAA rated Minnesota general obligation bond and a Aa3/AAminus-rated Northampton County, Pennsylvania College Revenue Lafayette College bond. Some examples of our purchases during the second half of the year include Illinois Finance Authority Institute of Chicago, a A1/A+ rated bond; Puerto Rico Highway, a Baa2/BBB+ rated bond; and Citizens Property Insurance Corp., Florida, an A2/A+ rated bond.
In Tax-Exempt Limited Maturity Bond Fund, we focused purchases on the bonds that we believe will outperform in a deteriorating credit cycle. We emphasized high quality bonds in all sectors, with a bias toward state infrastructure and essential service revenue bonds. Examples of purchases made during the first half of the annual period include Arizona State Transportation Board Highway Revenue bonds, which are Aa1/AAA-rated and backed by dedicated fuel tax revenues. We also purchased North Carolina state general obligation bonds, which are Aaa/AAA-rated and supported by the taxing power of the state. We also established a position in Carroll County, Maryland bonds, which are Aa2/AA+-rated and supported by the taxing power of the local government.

[4]	The Lipper category average is an equally weighted performance index, adjusted for capital gains distributions and income dividends of the largest qualifying funds in this investment objective. The Morningstar category median is the median return for the peer group based on the returns of each individual fund within the group. It assumes reinvestment of dividends and capital gains, if any, and excludes sales charges. Indices are not managed and an investor cannot invest directly into an index.

[5]	A dedicated tax bond is a bond secured by the pledge of the revenues from a particular tax source.
See accompanying index definitions on page 37.

PNC Funds, Inc.
MARYLAND TAX-EXEMPT BOND FUND
TAX-EXEMPT LIMITED MATURITY BOND FUND
NATIONAL TAX-EXEMPT BOND FUND
Management’s Discussion of Fund Performance — Continued
May 31, 2009
Conversely, we sold the Fund’s positions in several insured bonds, which though AAA-rated, had weak underlying credit ratings given widespread anticipation of further downgrades among the monoline insurers. For instance, we sold the Fund’s position in District of Columbia Water & Sewer Authority, which was insured with a Aaa/AAA rating but had only an A1/AA- underlying rating. Similarly, we eliminated the Fund’s holding in Richland County South Carolina School District No 1, which was insured with a Aaa/AAA rating but had an Aa1/AA underlying rating because of its state intercept program and a weak rating for the underlying district. Elsewhere, we increased the Fund’s exposure to pre-refunded securities that had been escrowed in direct U.S. government obligations and sold pre-refunded bonds that were escrowed in non-direct U.S. government obligations.
To add lower-grade credit into the Tax-Exempt Limited Maturity Bond Fund’s portfolio during the second half of the year, we added bonds including tax-backed Erie County, New York bonds rated BBB+/Baa2; dedicated tax Puerto Rico Highway bonds rated BBB+/Baa2; Art Institute of Chicago bonds rated A+/A1; and dedicated tax Citizens Property Insurance Corp bonds rated A+/A2.
Similarly, in Maryland Tax-Exempt Bond Fund, we purchased bonds that we believe will outperform in a deteriorating credit cycle, with the general theme of our strategy being to stick with high quality credits across all sectors with an increased focus on the pre-refunded and local general obligation sectors. Examples of purchases during the first half of the fiscal year include Baltimore pre-refunded bonds and Prince Georges pre-refunded bonds, both of which are escrowed in direct U.S. government obligations. We also established positions in the general obligations of Hartford County, Maryland, the University of Maryland and Montgomery County, Maryland. These bonds are rated Aa1/AA+, Aa2/AA+, and Aaa/AAA, respectively. We decreased the Fund’s exposure to the insured municipal sector during these months. During the second half of the annual period, we sought to add yield through purchases such as Puerto Rico Highway bonds rated Baa2/BBB+.
What strategies do you intend to pursue over the coming months?
The aftershocks of the credit crisis will likely reverberate into 2010, keeping investors in the tax-exempt bond market ever wary of new event risk. Further, as state and local budgets continue to come under pressure, we expect a general weakening of financial strength among select municipalities, prompting possible downgrades in credit. Considering the deep recession and its related effects felt at the issuer level, expectation of an onslaught of credit downgrades should be tempered by the ongoing migration of the rating agencies toward a single global ratings scale. As municipal credit quality generally tends to be higher than that of corporate issuers, we have seen and expect to continue to see an improving ratings bias in certain municipal sectors. We believe this may tend to mask the otherwise transparent deterioration in tax-exempt municipal ratings and serve as a support to market values. Further buoying the tax-exempt bond market may be expectations of higher marginal personal income tax rates. Such expectations may serve as a spark for strong demand in the tax-exempt bond market over the coming months.
Given this view and as credit quality spreads have widened what we consider to be sufficiently, we intend to continue to seek lower-rated bonds, i.e. those with ratings in the A and BBB categories, as we go forward in all three tax-exempt bond Funds. We expect to move the Funds’ allocations to these bonds closer to the weightings in the Funds’ respective benchmark indexes in these credit categories. We intend to continue to focus on pre-refunded and essential service revenue bonds, while limiting exposure to bonds that could see a credit headwind, such as those in the appropriation6 or certificate of participation (COP)7 sectors, where such debt is not subject to voter approval. While National Tax-Exempt Bond Fund and Tax-Exempt Limited Maturity Bond Fund maintained their neutral duration positioning relative to their benchmark index at the end of May 2009, we may look to modestly lengthen duration in each Fund as the next quarter unfolds. Similarly, in Maryland Tax-Exempt Bond Fund, we intend to lengthen its duration slightly should the municipal bond market continue to stabilize.

[6]	Generally, appropriation-backed debt is rated one notch below the general obligation (GO) rating. Greater distinctions can be made in some cases, including for certain sports, entertainment, or convention center projects. Unique structural protections can allow for a rating on par with the GO.

[7]	Certificates of Participation (COPs) are tax-exempt government securities used to raise funds to improve and construct buildings or purchase equipment. COPs are used to finance capital costs related to construction or acquisition and may not be used to finance ongoing operating costs.
See accompanying index definitions on page 37.

PNC Funds, Inc.
MARYLAND TAX-EXEMPT BOND FUND
TAX-EXEMPT LIMITED MATURITY BOND FUND
NATIONAL TAX-EXEMPT BOND FUND
Management’s Discussion of Fund Performance — Continued
May 31, 2009
Overall, in all three Funds, we intend to maintain an overweighted position in high quality bonds and to focus on securities that provide adequate liquidity. We will not hesitate to adjust duration and/or sector positioning in any of the Funds if the timing of a shift in Fed policy and/or the economic and inflationary picture changes. We intend to maintain the Funds’ high credit quality, staying disciplined to our investment process with an emphasis on risk management.
See accompanying index definitions on page 37.

PNC Funds, Inc.
MARYLAND TAX-EXEMPT BOND FUND
TAX-EXEMPT LIMITED MATURITY BOND FUND
NATIONAL TAX-EXEMPT BOND FUND
Management’s Discussion of Fund Performance — Continued
May 31, 2009
Comparison of Change In Value of $10,000 Investment In
Maryland Tax-Exempt Bond Fund and the Barclays Capital Quality Intermediate Index

Average Annual Returns as of May 31, 2009
					Gross		Net
				Final Value	Expense		Expense
Maryland Tax-Exempt				of $10,000	Ratio**		Ratio**
Bond Fund	1 Year	5 Year	10 Year	Investment*	05/31/08	05/31/09	05/31/08	05/31/09

Institutional Class	5.46%	3.58%	4.00%	$14,797	0.96%	0.93%	0.53%	0.53%
Class A at NAV	4.94%	3.07%	3.48%	$14,078	1.46%	1.43%	1.03%	1.03%
at POP	0.48%	2.17%	3.03%	$13,478
Class C without CDSC	4.29%	2.55%	2.96%	$13,388	1.96%	1.93%	1.53%	1.53%
with CDSC	3.29%	2.55%	2.96%	$13,388
Barclays Quality Intermediate Index	7.67%	4.84%	5.03%	$16,332

*	The period covers the ten years ended May 31, 2009, or, if the fund is less than ten years old, the period since inception of the Fund.

**	The difference between gross and net operating expenses reflects voluntary waivers and expense reimbursements that may be terminated at any time at the option of investment adviser. Please see the Fund’s most recent prospectus for details.
Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit www.pncfunds.com.
See additional information related to the Fund’s performance on page 36.
See accompanying index definitions on page 37.

PNC Funds, Inc.
MARYLAND TAX-EXEMPT BOND FUND
TAX-EXEMPT LIMITED MATURITY BOND FUND
NATIONAL TAX-EXEMPT BOND FUND
Management’s Discussion of Fund Performance — Continued
May 31, 2009
Comparison of Change In Value of $10,000 Investment In
Tax-Exempt Limited Maturity Bond Fund and the Barclays Capital Mutual Fund Short Index

Average Annual Returns as of May 31, 2009
					Gross		Net
				Final Value	Expense		Expense
Tax-Exempt Limited Maturity				of $10,000	Ratio**		Ratio**
Bond Fund	1 Year	5 Year	10 Year	Investment*	05/31/08	05/31/09	05/31/08	05/31/09

Institutional Class	4.61%	3.14%	3.38%	$13,939	0.90%	0.87%	0.53%	0.53%
Class A at NAV	4.20%	2.64%	2.87%	$13,272	1.40%	1.37%	1.03%	1.03%
at POP	-0.26%	1.75%	2.43%	$12,713
Class C without CDSC	3.58%	2.11%	2.35%	$12,615	1.90%	1.86%	1.53%	1.52%
with CDSC	2.58%	2.11%	2.35%	$12,615
Barclays Mutual Fund Short Index	5.67%	3.85%	4.10%	$14,947

*	The period covers the ten years ended May 31, 2009, or, if the fund is less than ten years old, the period since inception of the Fund.

**	The difference between gross and net operating expenses reflects voluntary waivers and expense reimbursements that may be terminated at any time at the option of investment adviser. Please see the Fund’s most recent prospectus for details.
Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit www.pncfunds.com.
See additional information related to the Fund’s performance on page 36.
See accompanying index definitions on page 37.

PNC Funds, Inc.
MARYLAND TAX-EXEMPT BOND FUND
TAX-EXEMPT LIMITED MATURITY BOND FUND
NATIONAL TAX-EXEMPT BOND FUND
Management’s Discussion of Fund Performance — Continued
May 31, 2009
Comparison of Change In Value of $10,000 Investment In
National Tax-Exempt Fund and the Barclays Capital Quality Intermediate Index

	Average Annual Returns as of May 31, 2009
					Gross		Net
				Final Value	Expense		Expense
National Tax-Exempt				of $10,000	Ratio**		Ratio**
Bond Fund	1 Year	5 Year	10 Year	Investment*	05/31/08	05/31/09	05/31/08	05/31/09

Institutional Class	5.02%	3.59%	3.96%	$14,748	0.84%	0.83%	0.53%	0.53%
Class A at NAV	4.49%	3.06%	3.46%	$14,058	1.34%	1.33%	1.03%	1.03%
at POP	-0.02%	2.18%	3.02%	$13,461
Class C without CDSC	3.75%	2.53%	2.92%	$13,335	1.84%	1.83%	1.53%	1.53%
with CDSC	2.75%	2.53%	2.92%	$13,335
Barclays Quality Intermediate Index	7.67%	4.84%	5.03%	$16,332

*	The period covers the ten years ended May 31, 2009, or, if the fund is less than ten years old, the period since inception of the Fund.

**	The difference between gross and net operating expenses reflects voluntary waivers and expense reimbursements that may be terminated at any time at the option of investment adviser. Please see the Fund’s most recent prospectus for details.
Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit www.pncfunds.com.
Figures for the period indicated reflect fee waivers in effect (if unwaived, total returns would have been lower), reinvestment of dividends, capital gains distributions, as well as changes in share price. Performance figures do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.
Based on a $10,000 initial investment, the graphs and tables above illustrate the total return of the Maryland Tax-Exempt Bond Fund against the Barclays Quality Intermediate Index; the total return of the Tax-Exempt Limited Maturity Bond Fund against the Barclays Mutual Fund Short Index; and the total return of the National Tax-Exempt Bond Fund against the Barclays Quality Intermediate Index. The Indices have an inherent performance advantage over the Funds since they impose no sales charges and incur no operating expenses. An investor cannot invest directly in an index.
The inception date for the Class A and C shares is 9/30/02. Historical performance shown for Class A and C shares prior to their inception date reflect Institutional Class performance adjusted for different operating expenses, and, where indicated, for sales charges. The inception date for the Institutional Class of shares is 6/2/92 for the Maryland Tax-Exempt Bond Fund and 3/1/98 for the Tax-Exempt Limited Maturity and National Tax-Exempt Bond Funds. Class A returns at net asset value (NAV) do not include a sales charge. Returns at public offering price (POP) include the Fund’s maximum sales charge of 4.25%. Class C returns with CDSC include the effect of the Fund’s CDSC which declines from 1% the first year to 0% the second year.
Portfolio holdings and composition are subject to change. Bond funds will tend to experience smaller fluctuations in value than stock funds. However, investors in any bond fund should anticipate fluctuations in price, especially for longer-term issues and in environments of rising interest rates.
The income of the Maryland Tax-Exempt, Tax-Exempt Limited Maturity and National Tax-Exempt Bond Funds may be subject to certain state and local taxes and, depending on your tax status, the federal alternative minimum tax.
See accompanying index definitions on page 37.

PNC Funds, Inc.
Management’s Discussion of Fund Performance — Continued
May 31, 2009
Index Definitions
The Russell 1000® Value Index is an unmanaged index considered representative of large-cap value stocks.
The Russell 1000® Growth Index is an unmanaged index considered representative of large-cap growth stocks.
The Russell 2000® Index measure the performance of the 2000 smallest companies in the Russell 3000® Index, which represents approximately 8% of the total market capitalization of the Russell 3000® Index and is considered representative of small-cap stocks.
The MSCI All Country World Free ex-U.S. Index is an unmanaged index of foreign securities that reflects a strategic emerging markets allocation.
The FTSE NAREIT Equity REIT Index is an index with dividends reinvested, representative of tax-qualified REITs listed on the New York Stock Exchange, American Stock Exchange and the NASDAQ National Market System.
The Merrill Lynch U.S. Corporate & Government 1-5 YR Index is an unmanaged market capitalization weighted index generally representative of the performance of government and corporate bonds with remaining maturities of between one and five years.
The Barclays Capital U.S. Aggregate Bond Index is an unmanaged index comprised of the Barclays Government/Credit Bond Index and two Barclays asset-backed securities indices.
The Barclays Capital Quality Intermediate Index is an unmanaged index that tracks the performance of intermediate municipal bonds with an average credit quality of AA.
The Barclays Capital Mutual Fund Short Index is an unmanaged index that tracks the performance of highly rated, short duration municipal bonds with effective maturities of 0—6 years.
The views expressed in this commentary reflect those of the portfolio managers as of the date of this commentary. Any such views are subject to change at any time based on market or other conditions, and the Funds and the Funds’ Adviser disclaim any responsibility to update such views. The views may not be relied upon as investment advice, and because investment decisions for the Funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any Fund.`

PNC Funds, Inc.
PRIME MONEY MARKET FUND
Schedule of Portfolio Investments
May 31, 2009

	Par
	(000)	Value
COMMERCIAL PAPER — 50.5% (e)
Asset Backed Securities — 23.4% (a)
Amsterdam Funding Corp.,
0.52%, 6/22/09	$14,500	$14,495,602
Barton Capital LLC,
0.43%, 6/3/09	14,600	14,599,651
Cancara Asset Securitization LLC,
0.40%, 6/18/09	12,500	12,497,639
Edison Asset Securitization LLC,
0.40%, 6/15/09	8,000	7,998,756
Enterprise Funding LLC
0.30%, 7/10/09	8,500	8,497,238
0.40%, 6/2/09	5,500	5,499,939
Fairway Finance Corp.,
0.40%, 6/17/09	15,000	14,997,333
Park Avenue Receivables,
0.35%, 6/10/09	14,500	14,498,731
Sheffield Receivables,
0.35%, 7/2/09	15,000	14,995,479
Starbird Funding Corp.,
0.30%, 6/11/09	14,500	14,498,792
Straight-A Funding LLC,
0.43%, 8/14/09	7,500	7,493,371
Variable Funding Capital,
0.35%, 6/24/09	14,000	13,996,869

		144,069,400

Banking & Financial Services — 2.0%
JPMorgan Chase & Co.,
0.18%, 6/16/09	12,000	11,999,100

Beverages — 1.9% (a)
Coca-Cola Co.,
0.30%, 7/8/09	12,000	11,996,300

Diversified Financial Services — 2.0%
General Electric Capital Corp.,
0.24%, 6/16/09	12,000	11,998,800

Federal and Federally Sponsored Credit Agencies — 6.6%
Swedish Export Credit,
0.90%, 7/20/09	14,500	14,482,238
The FDIC-Citigroup Funding, TLGP,
0.21%, 7/27/09	14,000	13,995,427
The FDIC-General Electric Capital Corp., TLGP
0.25%, 9/18/09	6,000	5,995,458
0.50%, 6/1/09	6,000	6,000,000

		40,473,123

Foreign Banks — 7.6%
BNP Paribas Finance, Inc.,
1.02%, 7/7/09	5,975	5,968,906
CBA (Delaware) Finance
0.40%, 7/6/09	5,000	4,998,056
0.35%, 6/9/09	12,000	11,999,067

	Par
	(000)	Value
COMMERCIAL PAPER — Continued
Foreign Banks — Continued
KFW,
0.18%, 6/16/09 (a)	$14,000	$13,998,950
Rabobank USA Finance Corp.
0.64%, 7/1/09	4,000	3,997,867
0.73%, 6/1/09	6,000	6,000,000

		46,962,846

Motor Vehicle and Car Bodies — 4.7%
American Honda Finance Corp.
0.60%, 6/15/09	4,000	3,999,067
0.65%, 6/4/09	10,000	9,999,458
Toyota Motor Credit Corp.,
0.30%, 6/15/09	15,000	14,998,250

		28,996,775

Security Brokers & Dealers — 2.3%
UBS Finance Delaware LLC,
0.62%, 7/17/09	14,000	13,988,909

TOTAL COMMERCIAL PAPER (Cost $310,485,253)		310,485,253

CERTIFICATES OF DEPOSIT — 17.4%
Abbey National Treasury Service,
1.27%, 8/13/09 (b)	10,000	10,000,000
Barclays Bank PLC,
1.47%, 11/4/09 (b)	7,000	7,000,000
BNP Paribas,
0.74%, 7/6/09 (e)	13,000	13,000,377
CIBC,
0.80%, 7/3/09 (e)	11,000	11,000,000
Deutsche Bank AG,
0.55%, 8/3/09 (e)	7,000	7,003,059
Lloyds Bank PLC,
0.61%, 7/15/09 (e)	13,000	13,000,317
Royal Bank of Scotland PLC,
1.36%, 6/4/09 (e)	15,100	15,100,000
Societe Generale,
1.00%, 6/12/09 (e)	16,000	16,000,000
US Bank NA Cincinnati,
0.80%, 7/22/09 (e)	15,000	15,000,000

TOTAL CERTIFICATES OF DEPOSIT (Cost $107,103,753)		107,103,753

See Accompanying Investment Abbreviations and Notes to Financial Statements.

PNC Funds, Inc.
PRIME MONEY MARKET FUND
Schedule of Portfolio Investments — Continued
May 31, 2009

	Par
	(000)	Value
U.S. GOVERNMENT AGENCY SECURITIES — 13.2%
Fannie Mae — 3.2%
Notes
5.13%, 7/13/09 (e)	$4,500	$4,510,453
0.88%, 2/12/10 (b)	7,000	6,989,636
0.70%, 10/22/10 (b)	8,000	8,000,000

		19,500,089

Federal Home Loan Bank — 6.0%
Notes
1.13%, 10/5/09 (b)	8,000	7,999,113
1.05%, 2/23/10 (e)	5,000	4,997,737
0.70%, 4/30/10 (e)	3,500	3,500,384
0.65%, 6/10/10 (c) (e)	6,300	6,300,000
0.52%, 6/25/10 (e)	6,500	6,496,750
1.04%, 7/13/10 (b)	8,000	7,997,829

		37,291,813

Freddie Mac — 4.0%
Notes
0.25%, 9/28/09 (b)	7,500	7,492,657
1.00%, 12/30/09 (c) (e)	5,000	5,000,000
1.04%, 7/12/10 (b)	6,000	6,000,000
1.19%, 12/30/10 (b)	6,000	6,000,223

		24,492,880

TOTAL U.S. GOVERNMENT AGENCY SECURITIES (Cost $81,284,782)		81,284,782

CORPORATE BONDS — 3.1% (b) (d)
BP Capital Markets PLC,
1.44%, 1/11/10	10,000	10,000,000
The FDIC-Citigroup Funding, Inc., TLGP,
1.14%, 7/30/10	3,500	3,500,000
The FDIC-General Electric Capital Corp.,TLGP,
1.21%, 7/8/10	2,000	2,000,000
The FDIC-Goldman Sachs Group, Inc., TLGP,
1.76%, 12/3/10	3,500	3,523,805

TOTAL CORPORATE BONDS (Cost $19,023,805)		19,023,805

REPURCHASE AGREEMENTS — 9.3%
Bank of America Securities, LLC (Agreement dated 5/29/09 to be repurchased at $14,000,175 collateralized by $14,235,000 (Value $14,305,012) U.S. Government Agency Obligation, Interest rate 0.93%, due 3/30/10) 0.15%, 6/1/09

0.15%, 6/1/09	14,000	14,000,000

	Shares/
	Par (000)	Value
REPURCHASE AGREEMENTS — Continued
JPMorgan Securities (Agreement dated 5/29/09 to be repurchased at $14,000,175 collateralized by $14,271,000 (Value $14,289,856) U.S. Government Agency Obligation, Floating Rate Note, due 2/1/11)
0.15%, 6/1/09	$14,000	$14,000,000
Morgan Stanley Securities (Agreement dated 5/29/09 to be repurchased at $14,000,163 collateralized by $14,210,000 (Value $14,273,828) U.S. Government Agency Obligation, Interest rate 5.82%, due 3/17/23)

0.14%, 6/1/09	14,000	14,000,000
Wachovia Securities (Agreement dated 5/29/09 to be repurchased at $15,000,213 collateralized by $15,784,000 (Value $15,399,623) U.S. Government Agency Obligation, Interest rate 5.41%, due 4/17/36))
0.17%, 6/1/09	15,000	15,000,000

TOTAL REPURCHASE AGREEMENTS (Cost $57,000,000)		57,000,000

MONEY MARKET FUNDS — 8.5%
Goldman Sachs Financial Square Prime Obligations Fund	24,946,151	24,946,151
JPMorgan Prime Money Market Fund	27,330,592	27,330,592
Morgan Stanley Institutional Liquidity Prime Fund	49,596	49,596

TOTAL MONEY MARKET FUNDS (Cost $52,326,339)		52,326,339

TOTAL INVESTMENTS IN SECURITIES — 102.0% (Cost $627,223,932) (f)		627,223,932
LIABILITIES IN EXCESS OF OTHER ASSETS — (2.0)%		(12,510,067)

NET ASSETS — 100.0%		$614,713,865

(a)	Security exempt from registration under Rule 144A or Section 4(2) of the Securities Act of 1933, as amended, or otherwise restricted as to resale. The securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. The Adviser, using procedures approved by the Board of Directors, has deemed these securities to be liquid. These securities represent $170,064,650 or 27.7% of net assets as of May 31, 2009.
See Accompanying Investment Abbreviations and Notes to Financial Statements.

PNC Funds, Inc.
PRIME MONEY MARKET FUND
Schedule of Portfolio Investments — Concluded
May 31, 2009

(b)	Variable or floating rate security. Rate disclosed is as of May 31, 2009. The date reported is the final maturity date, not the next reset date.

(c)	Security is callable @ 100

(d)	Illiquid, restricted security. These securities represent $19,023,805 or 3.1% of net assets as of May 31, 2009. (See Note 8 in Notes to Financial Statements.)

(e)	Rate disclosed represents yield at the time of purchase.

(f)	Aggregate cost for financial reporting and Federal income tax purposes.
Summary of inputs used to value the Fund’s net assets as of May 31, 2009 is as follows (See Note 1A in Notes to Financial Statements):

Assets — Investments in Securities Valuation Inputs	Market Value
Level 1 — Quoted Prices	$52,326,339
Level 2 — Other Significant Observable Inputs	574,897,593
Level 3 — Significant Unobservable Inputs	—

Total Assets — Investments in Securities	$627,223,932

See Accompanying Investment Abbreviations and Notes to Financial Statements.

PNC Funds, Inc.
GOVERNMENT MONEY MARKET FUND
Schedule of Portfolio Investments
May 31, 2009

	Par
	(000)	Value
U.S. GOVERNMENT AGENCY SECURITIES — 57.0%
Fannie Mae — 17.0%
Discount Notes (a)
0.40%, 6/4/09	$6,500	$6,499,783
0.40%, 6/15/09	5,000	4,999,222
0.17%, 8/10/09	3,000	2,999,008
0.22%, 8/17/09	5,000	4,997,647
0.20%, 8/24/09	2,005	2,004,064
0.37%, 8/24/09	5,000	4,995,683
0.55%, 8/24/09	5,000	4,993,583
0.22%, 9/1/09	4,000	3,997,751
0.65%, 9/9/09	1,160	1,157,906
0.65%, 9/21/09	5,000	4,989,889
0.24%, 9/25/09	2,000	1,998,453
0.42%, 9/30/09	5,000	4,992,438
0.45%, 9/30/09	5,000	4,992,942
2.04%, 10/1/09	3,500	3,476,278
0.70%, 10/13/09	3,000	2,992,183
0.25%, 10/28/09	5,000	4,994,826
0.28%, 10/28/09	1,500	1,498,262
0.37%, 12/21/09	4,000	3,991,655
0.50%, 3/1/10	2,500	2,490,521
Notes
5.13%, 7/13/09 (a)	2,000	2,004,646
0.88%, 2/12/10 (b)	3,000	2,995,558
1.03%, 7/13/10 (b)	5,000	4,998,846

		83,061,144

Federal Farm Credit Bank — 5.0%
Notes
0.26%, 10/14/09(b)	10,000	9,999,908
0.90%, 12/16/09(a)	5,000	5,000,000
0.65%, 5/18/10 (a)	3,000	2,999,615
1.06%, 6/25/10 (b)	6,500	6,499,702

		24,499,225

Federal Home Loan Bank — 15.0%
Discount Notes (a)
0.17%, 6/12/09	5,000	4,999,740
0.52%, 7/14/09	5,000	4,996,894
0.17%, 7/15/09	5,000	4,998,961
0.23%, 9/1/09	1,300	1,299,236
0.43%, 9/29/09	5,000	4,992,833
0.33%, 10/21/09	2,000	1,997,436
0.76%, 12/9/09	5,000	4,980,104
Notes
1.06%, 6/4/09 (b)	6,500	6,500,000
3.00%, 6/23/09 (a)	5,000	4,999,307
5.13%, 8/5/09 (a)	3,000	3,016,301
0.24%, 8/21/09 (b)	5,000	5,000,000
0.29%, 9/14/09 (b)	4,000	4,000,000
5.00%, 9/18/09 (a)	3,000	3,038,911
1.13%, 10/5/09 (b)	8,000	8,000,001
1.05%, 2/23/10 (a)	2,500	2,498,868

	Par
	(000)	Value
U.S. GOVERNMENT AGENCY SECURITIES — Continued
Federal Home Loan Bank — Continued
Notes — Continued
0.82%, 4/28/10 (a)	$2,000	$2,001,107
0.70%, 4/30/10 (a)	3,000	3,000,330
0.52%, 6/25/10 (a)	3,000	2,998,500

		73,318,529

Freddie Mac — 20.0%
Discount Notes (a)
0.24%, 6/1/09	5,000	5,000,000
0.40%, 7/6/09	1,919	1,918,254
0.15%, 7/20/09	1,104	1,103,775
0.15%, 7/27/09	5,000	4,998,833
0.15%, 7/28/09	5,000	4,998,813
0.19%, 8/3/09	2,500	2,499,169
0.52%, 8/10/09	5,000	4,994,945
0.51%, 8/11/09	5,000	4,994,971
0.27%, 8/31/09	1,000	999,318
0.57%, 9/2/09	5,000	4,992,638
0.40%, 9/10/09	5,000	4,994,389
0.21%, 9/21/09	5,000	4,996,733
0.23%, 9/30/09	1,600	1,598,763
0.25%, 10/19/09	4,500	4,495,625
0.30%, 10/26/09	4,000	3,995,100
0.25%, 11/2/09	5,000	4,994,653
Notes
0.31%, 9/18/09 (b)	5,000	5,001,412
0.29%, 9/21/09 (b)	4,000	3,999,246
0.25%, 9/28/09 (b)	2,500	2,497,552
0.32%, 10/8/09 (b)	7,000	6,999,648
0.31%, 12/7/09 (b)	5,000	4,999,578
1.00%, 12/30/09 (a)	3,000	3,000,000
0.62%, 1/8/10 (b)	5,000	5,000,000
1.04%, 7/12/10 (b)	5,000	5,000,000

		98,073,415

TOTAL U.S. GOVERNMENT AGENCY SECURITIES (Cost $278,952,313)		278,952,313

COMMERCIAL PAPER — 2.1% (a)
Banking & Financial Services — 2.1%
The FDIC — Citigroup, TLGP
0.20%, 7/6/09	5,000	4,999,028
0.20%, 7/20/09	5,000	4,998,639

TOTAL COMMERCIAL PAPER (Cost $9,997,667)		9,997,667

See Accompanying Investment Abbreviations and Notes to Financial Statements.

PNC Funds, Inc.
GOVERNMENT MONEY MARKET FUND
Schedule of Portfolio Investments — Concluded
May 31, 2009

	Par
	(000)	Value
REPURCHASE AGREEMENTS — 33.1%
Bank of America Securities, LLC (Agreement dated 5/29/09 to be repurchased at $40,000,500, collateralized by $40,000,000 (Value $40,823,219) U.S. Government Agency Obligation, Interest Rate 3.625%, due 8/15/11)

0.15%, 6/1/09	$40,000	$40,000,000
JPMorgan Securities (Agreement dated 5/29/09 to be repurchased at $40,000,500, collateralized by $40,000,000 (Value $40,888,986) U.S. Government Agency Obligation, Interest Rate 1.19%, due 9/24/10)
0.14%, 6/1/09	40,000	40,000,000
Morgan Stanley Securities, (Agreement dated 5/29/09 to be repurchased at $40,000,467, collateralized by $40,000,000 (Value $40,908,221) U.S. Government Agency Obligation, Interest Rate 5.50%, due 12/27/22)

0.15%, 6/1/09	40,000	40,000,000
Wachovia Securities (Agreement dated 5/29/09 to be repurchased at $42,000,595 collateralized by $42,000,000 (Value $43,369,114) U.S. Government Agency Obligations, Interest rates 5.00% - 5.35% , due 11/1/16 - 3/12/21)

0.17%, 6/1/09	42,000	42,000,000

TOTAL REPURCHASE AGREEMENTS (Cost $162,000,000)		162,000,000

	Shares	Value
MONEY MARKET FUNDS — 8.4%
FFI Government Fund	1,720,945	$1,720,945
Goldman Sachs Financial Square Funds — Government Fund	20,002,838	20,002,838
JPMorgan U.S. Government Money Market Fund	19,345,571	19,345,571

TOTAL MONEY MARKET FUNDS (Cost $41,069,354)		41,069,354

TOTAL INVESTMENTS IN SECURITIES — 100.6% (Cost $492,019,334) (c)		492,019,334
LIABILITIES IN EXCESS OF OTHER ASSETS — (0.6)%		(2,771,479)

NET ASSETS — 100.0%		$489,247,855

(a)	Rate disclosed represents the yield at the time of purchase.

(b)	Variable or floating rate security. Rate disclosed is as of May 31, 2009. The date reported is the final maturity date, not the next reset date.

(c)	Aggregate cost for financial reporting and Federal income tax purposes.
Summary of inputs used to value the Fund’s net assets as of May 31, 2009 is as follows (See Note 1A in Notes to Financial Statements):

Assets—Investments in Securities
Valuation Inputs	Market Value
Level 1 — Quoted Prices	$41,069,354
Level 2 — Other Significant Observable Inputs	450,949,980
Level 3 — Significant Unobservable Inputs	—

Total Assets — Investments in Securities	$492,019,334

See Accompanying Investment Abbreviations and Notes to Financial Statements.

PNC Funds, Inc.
TAX-EXEMPT MONEY MARKET FUND
Schedule of Portfolio Investments
May 31, 2009

	Par
	(000)	Value
MUNICIPAL BONDS — 98.7%
Arizona — 2.2%
Salt River Project Agricultual Improvement & Power District, TECP,
0.50%, 7/10/09	$5,000	$5,000,000

Connecticut — 1.5%
Connecticut State Health & Educational Facility Authority, Yale University, Ser V-1, RB, VRDB,
0.15%, 6/1/09 (a)	1,000	1,000,000
Connecticut State, Ser A, GO, VRDB, INS: Landesbank Hessen-Thuringen Girozentrale,
0.55%, 6/4/09 (a)	2,500	2,500,000

		3,500,000

Georgia — 4.5%
Gwinnett County School District, GO,
5.00%, 2/1/10	10,000	10,286,980

Indiana — 1.3%
Indiana State Finance Authority, Trinity Health, Ser D-2, RB, VRDB,
0.15%, 6/4/09 (a)	3,000	3,000,000

Kentucky — 2.2%
Berea Educational Facilities, Berea College Project, Ser B, RB, VRDB,
0.30%, 6/1/09 (a)	5,000	5,000,000

Louisiana — 2.2%
Louisiana Public Facilities Authority, Hospital RB, Franciscan, Ser D, VRDB, LOC: JPMorgan Chase Bank,
0.30%, 6/1/09 (a)	5,000	5,000,000

Maryland — 2.2%
Baltimore IDA, Baltimore Cap Acquisition, RB, VRDB, LOC:
Bayerische Landesbank,
0.40%, 6/3/09 (a)	5,055	5,055,000

Massachusetts — 8.4%
Massachusetts Health & Education Facilities Authority, Ser H-2, TECP,
0.45%, 6/11/09	4,000	4,000,000
Massachusetts Health & Educational Facilities Authority, Partners Healthcare System, Inc., RB, VRDB, INS: Citibank N.A.,
0.18%, 6/4/09 (a)	6,055	6,055,000

	Par
	(000)	Value
MUNICIPAL BONDS — Continued
Massachusetts — Continued
Massachusetts Health and Educational Facilities Authority, Harvard University Issue, Ser EE, TECP,
3.35%, 6/11/09	$5,000	$5,000,000
Massachusetts State, Ser G, TECP, INS: BNP Paribas SF,
0.40%, 6/8/09	4,000	4,000,000

		19,055,000

Michigan — 9.6%
Michigan State, RAN, Ser A, GO,
3.00%, 9/30/09	6,000	6,018,568
University of Michigan, Ser 04-B, TECP,
0.35%, 6/24/09	5,880	5,880,000
University of Michigan, Ser A, RB, VRDB
0.25%, 6/1/09 (a)	3,700	3,700,000
0.28%, 6/1/09 (a)	3,000	3,000,000
University of Michigan, Ser A-2, RB, VRDB,
0.28%, 6/1/09 (a)	3,100	3,100,000

		21,698,568

Minnesota — 5.6%
Minneapolis & St Paul Housing & Redevelopment Authority Health Care System, Allina Health, Ser C-1, RB, VRDB, LOC: Wells Fargo Bank N.A.,
0.14%, 6/4/09 (a)	7,350	7,350,000
Rochester Health Care Facilities, TECP, Ser 92-A,
0.60%, 6/9/09	2,400	2,400,000
Rochester Health Care Facilities, TECP, Ser 92-B,
0.60%, 6/9/09	3,000	3,000,000

		12,750,000

Missouri — 10.3%
Missouri State Health & Educational Facilities Authority, Ranken Technical College, RB, VRDB, INS: Northern Trust Company,
0.25%, 6/1/09 (a)	8,675	8,675,000
Missouri State Highways & Transit Commission, State Road, Ser A, RB,
5.00%, 2/1/10	4,500	4,632,745
Missouri State, Third Street Building, Ser A, GO,
5.00%, 10/1/09	10,000	10,145,125

		23,452,870

See Accompanying Investment Abbreviations and Notes to Financial Statements.

PNC Funds, Inc.
TAX-EXEMPT MONEY MARKET FUND
Schedule of Portfolio Investments — Continued
May 31, 2009

	Par
	(000)	Value
MUNICIPAL BONDS — Continued
Montana — 1.3%
Montana State Board of Investment, Intercap Revolving Program, RB, Mandatory Put on 03/02/09,
2.15%, 3/2/10 (a)	$3,000	$3,000,000

New Jersey — 0.9%
New Jersey State, TRAN, Ser A,
3.00%, 6/25/09	2,000	2,000,645

New Mexico — 1.8%
New Mexico, Hospital Equipment Loan Council, Presbyterian Healthcare, Ser C, RB, VRDB, INS: SPA-Wells Fargo Bank N.A.,
0.22%, 6/4/09 (a)	4,000	4,000,000

New York — 3.3%
New York City, Sub Ser E-5, GO, VRDB, LOC: JPMorgan Chase Bank
0.25%, 6/1/09 (a)	3,800	3,800,000
0.25%, 6/1/09 (a)	3,700	3,700,000

		7,500,000

North Carolina — 1.3%
University of North Carolina Chapel Hill, Ser B, RB, VRDB,
0.10%, 6/3/09 (a)	3,000	3,000,000

Ohio — 6.3%
Cleveland Airport System, Ser D, RB, VRDB, LOC: U.S. Bank,
0.34%, 6/4/09 (a)	3,800	3,800,000
Ohio State Building Authority, State Facilities, Adult Correctional, Ser A, RB, Prerefunded 10/1/09 @ 101,
5.25%, 10/1/17	2,480	2,525,892
Ohio State Higher Educational Facility Commission, Cleveland Clinic, Ser B-3, RB, VRDB,
0.20%, 6/1/09 (a)	3,000	3,000,000
Ohio State University, Ser 03-C, TECP,
0.45%, 6/5/09	5,000	5,000,000

		14,325,892

Oklahoma — 1.4%
Oklahoma City, GO, Prerefunded 7/1/09 @ 100,
5.13%, 7/1/16	2,210	2,217,697
Oklahoma Development Finance Authority, Health System Revenue, Integris Baptist Medical Center, Ser B, RB,
5.00%, 8/15/09	1,000	1,004,391

		3,222,088

	Par
	(000)	Value
MUNICIPAL BONDS — Continued
Pennsylvania — 7.0%
Delaware County IDA, RB, VRDB, INS: General Electric Capital,
0.29%, 6/3/09 (a)	$5,100	$5,100,000
Lower Merion School District, Capital Project, Ser B, GO, VRDB, LOC: US Bank NA,
0.30%, 6/4/09 (a)	8,000	8,000,000
Philadelphia Regional Port Authority Lease, RB,
3.00%, 9/1/09	2,745	2,752,509

		15,852,509

South Carolina — 2.6%
Berkeley County Pollution Control Facilities, Amoco Chemical Co. Project, RB, VRDB,
0.13%, 6/1/09 (a)	5,800	5,800,000

Tennessee — 2.9%
Hamilton County, GO,
4.00%, 3/1/10	6,315	6,458,524

Texas — 10.2%
Harris County Health Facilities Development Corp., Methodist Hospital System, Ser A-1, RB, VRDB,
0.20%, 6/1/09 (a)	8,600	8,600,000
Houston Higher Education Finance Corp. Rice University Project, Ser B, RB, VRDB,
0.25%, 6/1/09 (a)	2,300	2,300,000
Red River Education Finance, Texas Christian University Project, RB, VRDB,
0.35%, 6/3/09 (a)	4,600	4,600,000
Southwest Higher Education Authority, Southern Methodist University, RB, VRDB, LOC:
Landesbank Hessen-Thrgn,
0.25%, 6/1/09 (a)	1,000	1,000,000
Tarrant County Cultural Education Facilities Finance Corp., Texas Health Resources, Ser G, RB, VRDB, SPA: Bank of America N.A.,
0.20%, 6/1/09 (a)	1,000	1,000,000
Texas Technical University, Ser A. TECP,
0.35%, 7/17/09	5,700	5,700,000

		23,200,000

See Accompanying Investment Abbreviations and Notes to Financial Statements.

PNC Funds, Inc.
TAX-EXEMPT MONEY MARKET FUND
Schedule of Portfolio Investments — Concluded
May 31, 2009

	Par
	(000)	Value
MUNICIPAL BONDS — Continued
Virginia — 7.1%
Fairfax County Industrial Development Authority, Fairfax Hospital, Ser D, RB, VRDB, INS: Liquidation Facility — Innovative Health System,
0.15%, 6/3/09 (a)	$6,000	$6,000,000
University of Virginia, Ser 03-A, TECP,
0.40%, 6/9/09	10,000	10,000,000

		16,000,000

Washington — 2.2%
King County Washington, Ser A, TECP, INS: Bayerische Landesbank,
0.45%, 7/14/09	5,000	5,000,000

Wisconsin — 0.4%
Pleasant Prairie PCR, RB, VRDB, LOC: Wells Fargo Bank,
0.35%, 6/3/09 (a)	1,000	1,000,000

TOTAL MUNICIPAL BONDS (Cost $224,158,076)		224,158,076

TOTAL INVESTMENTS IN SECURITIES — 98.7% (Cost $224,158,076) (b)		224,158,076
OTHER ASSETS IN EXCESS OF LIABILITIES — 1.3%		2,878,839

NET ASSETS — 100.0%		$227,036,915

(a)	Variable or floating rate security. Rate disclosed is as of May 31, 2009. The maturity date shown is the next reset date.

(b)	Aggregate cost for financial reporting and Federal income tax purposes.
Summary of inputs used to value the Fund’s net assets as of May 31, 2009 is as follows (See Note 1A in Notes to Financial Statements):

Assets—Investments in Securities
Valuation Inputs	Market Value
Level 1 — Quoted Prices	$—
Level 2 — Other Significant Observable Inputs	224,158,076
Level 3 — Significant Unobservable Inputs	—

Total Assets — Investments in Securities	$224,158,076

See Accompanying Investment Abbreviations and Notes to Financial Statements.

PNC Funds, Inc.
CAPITAL OPPORTUNITIES FUND
Schedule of Portfolio Investments
May 31, 2009

	Shares	Value
COMMON STOCKS —100.7%
Autos & Transportation — 6.3%
Alexander & Baldwin, Inc.	10,400	$257,400
Autoliv, Inc.	2,700	75,006
Diana Shipping, Inc.	6,400	115,392
FGX International Holdings, Ltd. (a)	3,300	44,418
Genco Shipping & Trading, Ltd.(b)	3,800	99,370
Genesee & Wyoming, Inc., CL A(a)	4,800	138,816
Kirby Corp.(a)	7,000	235,340
Knight Transportation, Inc.(b)	13,300	235,942
LKQ Corp.(a)	13,700	209,473
Marten Transport, Ltd.(a)	4,300	91,719
Penske Automotive Group, Inc.	9,800	119,952
Saia, Inc.(a)	6,800	93,500
Wabtec	4,000	142,720

		1,859,048

Chemicals Specialty — 0.7%
Cytec Industries, Inc.	9,300	199,764

Consumer Discretionary — 15.6%
Advance Auto Parts, Inc.	4,900	208,691
Aeropostale, Inc.(a)	6,800	235,416
bebe Stores, Inc.	10,600	85,436
BJ’S Restaurant, Inc.(a) (b)	12,800	183,552
Brink’s Home Security Holdings, Inc.(a)	8,500	244,800
Brinks Co.	7,200	191,448
Cardtronics, Inc.(a)	39,800	128,952
Cato Corp., CL A	13,350	256,854
CEC Entertainment, Inc.(a)	5,300	170,289
Childrens Place Retail Stores, Inc. (a)	2,900	104,139
Chipotle Mexican Grill, Inc., CL A(a)	900	71,271
Collective Brands, Inc.(a)	5,300	78,228
Finish Line, Inc., CL A	11,500	79,465
First Cash Financial Services, Inc. (a)	7,500	113,325
Genesco, Inc.(a)	6,800	175,372
Jack in the Box, Inc.(a) (b)	7,900	207,770
Lululemon Athletica, Inc.(a) (b)	12,300	155,349
Men’s Wearhouse, Inc.(b)	11,800	201,662
Meredith Corp.(b)	6,400	172,544
Movado Group, Inc.	6,200	46,996
PetSmart, Inc.	10,400	211,744
Phillips-Van Heusen Corp.	3,500	103,145
Royal Caribbean Cruises, Ltd	2,600	39,156
Service Corp. International	30,000	160,500
Skechers U.S.A., Inc., CL A(a)	6,200	58,900
Titan Machinery, Inc.(a)	14,400	180,864
Tractor Supply Co.(a)	4,000	153,520
Ulta Salon, Cosmetics & Fragrance, Inc.(a)	18,600	159,216
United Stationers, Inc.(a)	3,000	107,430
Warnaco Group, Inc.(a)	5,500	173,800

	Shares	Value
COMMON STOCKS — Continued
Consumer Discretionary — Continued
Wynn Resorts, Ltd.(a) (b)	3,700	$137,122

		4,596,956

Consumer Staples — 0.8%
Del Monte Foods Co	29,400	240,492

Energy — 5.0%
CARBO Ceramics, Inc.(b)	5,600	211,792
Encore Acquisition Co.(a)	3,700	131,313
Goodrich Petroleum Corp.(a) (b)	7,900	211,088
Newfield Exploration Co.(a)	11,200	404,544
Whiting Petroleum Corp.(a)	6,300	295,218
Willbros Group, Inc.(a)	14,100	215,307

		1,469,262

Financial Services — 14.9%
Bank of Hawaii Corp	7,300	273,239
Community Bank System, Inc.(b)	6,500	100,750
CVB Financial Corp.(b)	6,700	42,545
East West Bancorp, Inc.	17,600	142,032
Education Realty Trust, Inc.	16,800	78,288
First Midwest Bancorp, Inc.(b)	8,800	76,560
Hancock Holding Co	6,500	227,045
Harleysville Group, Inc.	10,000	292,900
Highwoods Properties, Inc.	12,700	287,274
Independent Bank Corp.(b)	9,400	191,008
Infinity Property & Casualty Corp	7,400	272,394
IPC Holdings, Ltd	8,700	216,195
Knight Capital Group, Inc., CL A(a)	10,000	172,100
Lazard, Ltd., CL A	5,200	147,056
NBT Bancorp, Inc.(b)	12,800	280,832
Platinum Underwriters Holdings, Ltd	13,600	392,088
ProAssurance Corp.(a)	4,100	185,361
S&T Bancorp, Inc.(b)	4,200	62,748
Selective Insurance Group	18,500	244,385
StanCorp Financial Group, Inc.	3,000	93,060
Sterling Bancshares, Inc.	36,900	233,946
Walter Investment Management Corp.(a)	3,396	45,846
Washington Real Estate Investment Trust	11,700	255,762
WesBanco, Inc.	4,100	67,363

		4,380,777

Health Care — 16.5%
Abraxis BioScience, Inc.(a) (c)	9,100	467,012
Acadia Pharmaceuticals, Inc.(a)	23,566	46,189
Affymetrix, Inc.(a)	51,200	246,272
Alliance HealthCare Services, Inc.(a)	9,600	66,240
ArthroCare Corp.(a)	4,000	39,000
BioMarin Pharmaceutical, Inc.(a)	3,500	48,930
Cardiome Pharma Corp.(a)	17,900	74,285
See Accompanying Investment Abbreviations and Notes to Financial Statements.

     PNC Funds, Inc.
CAPITAL OPPORTUNITIES FUND
Schedule of Portfolio Investments — Continued
May 31, 2009

	Shares	Value
COMMON STOCKS — Continued
Health Care — Continued
Celera Corp.(a)	9,000	$68,130
Charles River Laboratories International, Inc.(a)	12,700	399,161
Cypress Bioscience, Inc.(a)	9,400	71,440
Dendreon Corp.(a) (b)	3,600	81,612
Emergency Medical Services Corp.(a)	7,000	217,000
Healthcare Services Group, Inc.	15,000	262,200
Medarex, Inc.(a) (b)	85,400	618,296
PDL BioPharma, Inc.	15,400	107,030
Perrigo Co	9,200	247,112
Pharmaceutical Product Development, Inc.	3,600	72,108
Regeneron Pharmaceuticals, Inc.(a)	10,900	166,879
Sepracor, Inc.(a)	28,600	447,590
Steris Corp	3,800	89,794
Sucampo Pharmaceuticals, Inc., CL A(a)	55,500	311,355
Syneron Medical, Ltd.(a) (b)	15,900	114,639
Universal Health Services, Inc., CL B	5,400	296,622
Vanda Pharmaceuticals, Inc.(a) (b)	7,700	110,957
Wright Medical Group, Inc.(a)	12,100	188,760

		4,858,613

Industrials — 4.5%
Corporate Executive Board Co	10,900	189,551
Exponent, Inc.(a)	4,500	118,215
FTI Consulting, Inc.(a)	3,200	160,704
Gardner Denver, Inc.(a)	9,000	255,060
Regal-Beloit Corp.(b)	5,200	205,452
Titan International, Inc.	21,000	189,840
Viad Corp	100	1,469
Watson Wyatt Worldwide, Inc., CL A	5,200	197,288

		1,317,579

Information Technology — 22.4%
Aecom Technology Corp.(a)	3,500	111,685
Amkor Technology, Inc.(a)	24,800	112,592
Applied Signal Technology, Inc.	5,500	115,115
Ariba, Inc.(a)	13,500	127,845
BigBand Networks, Inc.(a)	43,300	226,026
Brocade Communications Systems, Inc.(a)	33,000	242,220
Cirrus Logic, Inc.(a)	52,600	204,614
Cogent, Inc.(a) (b)	21,700	218,085
CommScope, Inc.(a)	13,400	351,616
Compuware Corp.(a)	26,400	201,432
Electronics for Imaging, Inc.(a)	3,200	32,544
F5 Networks, Inc.(a)	12,400	393,824
FMC Corp	7,300	396,755
Informatica Corp.(a)	6,000	97,980

	Shares	Value
COMMON STOCKS — Continued
Information Technology — Continued
Intersil Corp., CL A	12,600	$154,350
Jack Henry & Associates, Inc.	9,700	178,189
Lam Research Corp.(a)	6,500	170,235
Microsemi Corp.(a)	20,300	273,238
Nuance Communications, Inc.(a)	24,600	305,040
ON Semiconductor Corp.(a)	15,100	103,435
Parametric Technology Corp.(a)	20,000	231,600
Perot Systems Corp., CL A(a)	12,800	174,848
Premiere Global Services, Inc.(a)	20,750	248,378
QAD, Inc.	17,200	51,256
Rosetta Stone, Inc.(a)	7,800	188,058
Sybase, Inc.(a) (b)	18,600	605,058
Synopsys, Inc.(a)	15,500	301,940
Tech Data Corp.(a)	12,500	400,250
TriQuint Semiconductor, Inc.(a)	49,800	221,610
Varian Semiconductor Equipment Associates, Inc.(a)	6,600	155,232

		6,595,050

Machinery — 1.9%
Bucyrus International, Inc.	11,000	315,480
Middleby Corp.(a)	5,300	238,023

		553,503

Materials & Processing — 7.3%
Albemarle Corp	11,500	324,530
Crown Holdings, Inc.(a)	17,500	411,250
Dynamic Materials Corp.(b)	12,400	222,456
Harsco Corp	6,200	180,172
Hexcel Corp.(a)	19,400	207,386
M.D.C. Holdings, Inc.	7,800	239,538
Valspar Corp	11,500	262,775
Walter Energy, Inc.	9,300	303,552

		2,151,659

Producer Durables — 2.2%
Actuant Corp., CL A	12,200	149,816
Clean Harbors, Inc.(a)	3,900	212,628
Lincoln Electric Holdings, Inc.	3,800	155,040
Tetra Tech, Inc.(a)	5,800	148,886

		666,370

Restaurants — 0.7%
P.F. Chang’s China Bistro, Inc.(a)	2,000	63,880
Texas Roadhouse, Inc., CL A(a) (b)	12,200	141,886

		205,766

Utilities — 1.9%
Black Hills Corp	4,800	102,720
El Paso Electric Co.(a)	13,800	182,712
Southwest Gas Corp	13,000	270,140

		555,572

TOTAL COMMON STOCKS (Cost $29,818,698)		29,650,411

See Accompanying Investment Abbreviations and Notes to Financial Statements.

PNC Funds, Inc.
CAPITAL OPPORTUNITIES FUND
Schedule of Portfolio Investments — Concluded
May 31, 2009

	Par
	(000)/
	Shares	Value
U.S. GOVERNMENT AGENCY SECURITY —1.4%
Federal Home Loan Bank — 1.4%
Discount Note,
0.07%, 6/1/09 (d)	$430	$430,000

TOTAL U.S. GOVERNMENT AGENCY SECURITY (Cost $430,000)		430,000

SECURITIES HELD AS COLLATERAL FOR SECURITIES ON LOAN — 12.3%(e)
Investment in securities lending short term investment portfolio		3,623,867

TOTAL SECURITIES HELD AS COLLATERAL FOR SECURITIES ON LOAN (Cost $3,966,158)		3,623,867

TOTAL INVESTMENTS IN SECURITIES — 114.4% (Cost $34,214,856) (f)		33,704,278
LIABILITIES IN EXCESS OF OTHER ASSETS — (14.4)%		(4,251,740)

NET ASSETS — 100.0%		$29,452,538

(a)	Non-income producing security.

(b)	A portion or all the amounts are temporarily on loan to an unaffiliated broker/dealer. (See Notes 1H in Notes to Financial Statements.) The total value of securities on loan is $3,777,609.

(c)	Illiquid, restricted security. This security represents $467,012 or 1.6% of net assets as of May 31, 2009. (See Note 8 in Notes to Financial Statements.)

(d)	Rate disclosed represents the yield at time of purchase.

(e)	See Note 1H in Notes to Financial Statements.

(f)	Aggregate cost for Federal income tax purposes is $34,775,177.
     The aggregate gross unrealized appreciation (depreciation) for all securities is as follows:

Excess of value over tax cost	$5,147,399
Excess of tax cost over value	$(6,218,298)
     Summary of inputs used to value the Fund’s net assets as of May 31, 2009 is as follows (See Note 1A in Notes to Financial Statements):

Assets — Investments in Securities
Valuation Inputs	Market Value
Level 1 — Quoted Prices	$29,650,411
Level 2 — Other Significant Observable Inputs	3,611,924
Level 3 — Significant Unobservable Inputs	441,943

Total Assets — Investments in Securities	$33,704,278

Assets — Other Assets*
Valuation Inputs	Market Value
Level 1 — Quoted Prices	$—
Level 2 — Other Significant Observable Inputs	—
Level 3 — Significant Unobservable Inputs	364,819

Total Assets — Other Assets*	$364,819

Following is a reconciliation of Level 3 investments and other assets for which significant unobservable inputs were used to determined fair value:

Assets — Investments in Securities	Market Value
Balance as of May 31, 2008	$1,699,250
Accrued discounts/premiums	17,826
Realized gain (loss)	1,450
Changed in unrealized appreciation (depreciation)	(342,291)
Net purchases (sales)	(159,794)
Transfers in and/or out of Level 3	(774,498)

Balance as of May 31, 2009	$441,943

Assets — Other Assets*
Valuation Inputs	Market Value
Balance as of May 31, 2008	$—
Net increase	364,819

Balance as of May 31, 2009	$364,819

*	Represents receivable for securities lending collateral shortfall.
See Accompanying Investment Abbreviations and Notes to Financial Statements.

PNC Funds, Inc.
INTERNATIONAL EQUITY FUND
Schedule of Portfolio Investments
May 31, 2009

	Shares	Value
COMMON STOCKS — 93.5%
Australia — 3.9%
Amp Ltd.(a)	152,771	$597,734
BHP Billiton Ltd.(a)	20,951	588,599
Brambles Ltd.(a)	164,168	779,527
Foster’s Group Ltd.(a)	110,901	435,569
Orica Ltd.(a)	11,982	193,844
OZ Minerals Ltd.(a)	648,240	455,086
Paladin Energy Ltd.(a) (b)	90,467	367,350
Rio Tinto Ltd.(a) (f)	13,018	679,767
Santos Ltd.(a)	66,951	786,423
Telstra Corp., Ltd.(a)	122,681	305,928
Wesfarmers Ltd.(a)	4,315	74,101
Woodside Petroleum Ltd.(a)	7,257	253,185
Woolworths Ltd.(a)	6,943	141,293

		5,658,406

Austria — 0.6%
Erste Group Bank AG(a)	1,721	41,838
Flughafen Wien AG(a)	2,946	113,997
OMV AG(a)	7,282	295,300
Telekom Austria AG(a) (f)	29,374	453,684

		904,819

Belgium — 0.1%
Fortis(a)	7,669	29,422
KBC Groep NV(a)	1,661	34,741
Solvay SA(a)	154	14,114

		78,277

Brazil — 0.6%
Petroleo Brasileiro SA, SP ADR	13,630	476,641
Vale SA, SP ADR	20,001	383,019

		859,660

Canada — 2.4%
Barrick Gold Corp.	3,679	139,409
Canadian Natural Resources Ltd.	2,502	148,298
Canadian Pacific Railway Ltd.	1,183	48,111
Encana Corp.	18,990	1,043,645
Goldcorp, Inc.	3,534	139,677
Kinross Gold Corp.	16,763	336,412
Petro-Canada	7,501	326,354
Potash Corp. of Saskatchewan, Inc.	7,392	852,442
Research In Motion Ltd.(b)	831	65,350
Suncor Energy, Inc.	4,350	152,404
Talisman Energy, Inc.	14,298	231,937

		3,484,039

China — 0.8%
Bank of China Ltd., H Shares(a)	167,000	75,198
Beijing Capital International Airport Co., Ltd.(a)	94,158	74,783
Cheung Kong Holdings Ltd.(a)	6,000	74,399
China Construction Bank Corp., H Shares(a)	190,000	123,991

	Shares	Value
COMMON STOCKS — Continued
China — Continued
China Life Insurance Co. Ltd., H Shares(a)	29,000	$106,093
China Petroleum & Chemical Corp., H Shares(a)	350,000	285,391
China Telecom Corp., Ltd., H Shares(a)	60,000	28,489
Industrial & Commercial Bank of China, H Shares(a)	184,000	116,280
PetroChina Co., Ltd., H Shares(a)	260,000	299,509
Ping An Insurance Group Co. of China Ltd., H Shares(a)	6,000	41,787

		1,225,920

Czech Republic — 0.4%
Komercni Banka A/S(a)	4,654	581,791

Denmark — 0.3%
A P Moller — Maersk A/S, B Shares(a)	4	24,869
ALK-Abello A/S(a)	377	29,649
Danske Bank A/S(a)	2,273	39,100
Novo Nordisk A/S, B Shares(a)	4,873	253,752
Vestas Wind Systems A/S(a) (b)	354	25,904

		373,274

Finland — 0.9%
Fortum Oyj(a)	403	9,901
Kone Oyj(a)	1,040	31,591
Nokia Oyj(a) (f)	68,583	1,050,438
Orion Oyj(a)	3,297	53,726
Sampo Oyj, A Shares(a)	1,119	21,138
Stora Enso Oyj, R Shares(a)	4,451	26,706
UPM-Kymmene Oyj(a)	4,359	40,868

		1,234,368

France — 11.3%
Accor SA(a) (f)	584	25,988
Aeroports de Paris(a)	2,354	171,549
Alstom SA(a)	4,303	273,338
ArcelorMittal(a) (f)	15,725	523,963
AXA SA(a)	21,922	410,522
BNP Paribas(a)	25,859	1,797,820
Bouygues SA(a)	1,362	56,054
Carrefour SA(a) (f)	2,717	121,715
Casino Guichard-Perrachon SA(a)	712	51,963
Compagnie de Saint-Gobain(a)	1,739	63,455
Compagnie Generale des Etablissements Michelin, B Shares(a)	1,214	73,836
Credit Agricole SA(a) (f)	45,763	681,989
Electricite de France(a) (f)	22,692	1,189,791
Essilor International SA(a) (f)	12,817	590,455
France Telecom SA(a)	29,261	715,475
GDF Suez(a) (f)	19,622	773,576
See Accompanying Investment Abbreviations and Notes to Financial Statements.

PNC Funds, Inc.
INTERNATIONAL EQUITY FUND
Schedule of Portfolio Investments — Continued
May 31, 2009

	Shares	Value
COMMON STOCKS — Continued
France — Continued
Groupe Danone(a) (f)	23,957	$1,193,715
Lafarge SA(a)	724	49,711
Legrand SA(a)	35,510	752,115
LVMH Moet Hennessy Louis Vuitton SA(a) (f)	1,880	156,296
PPR(a)	699	59,158
PSA Peugeot Citroen(a)	1,604	49,195
Publicis Groupe(a)	1,756	57,016
Renault SA(a)	4,281	166,824
Sanofi-Aventis SA(a)	4,937	314,517
Schneider Electric SA(a) (f)	1,210	91,030
Societe Generale(a)	2,672	156,062
Total SA(a) (f)	45,950	2,659,762
Unibail-Rodamco(a)	858	138,088
Vallourec(a) (f)	5,179	654,398
Veolia Enviornnement(a)	27,659	817,295
Vinci SA(a) (f)	15,477	745,167
Vivendi(a) (f)	33,158	875,385

		16,457,223

Germany — 6.7%
Adidas AG(a)	7,672	280,733
Allianz SE(a)	2,543	250,692
BASF SE(a)	1,861	78,590
Bayer AG(a) (f)	35,541	2,023,775
Bayerische Motoren Werke AG(a)	3,757	135,406
Beiersdorf AG(a)	420	20,673
Daimler AG(a)	6,960	255,263
Deutsche Bank AG(a) (f)	5,009	336,985
Deutsche Boerse AG(a)	3,393	296,246
Deutsche Post AG(a)	3,709	51,308
Deutsche Postbank AG(a)	663	15,557
Deutsche Telekom AG(a)	6,206	71,374
E.ON AG(a)	50,268	1,777,352
Fraport AG Frankfurt Airport Services Worldwide(a) (f)	14,165	581,123
Fresenius SE(a)	1,972	95,154
Henkel AG & Co. KGaA(a)	519	13,979
K+S AG(a) (f)	695	51,750
Linde AG(a)	5,812	485,511
MAN AG(a)	1,655	101,155
Merck KGaA(a)	264	25,421
Metro AG(a)	9,949	536,221
Muenchener Rueckversicherungs- Gesellschaft AG(a)	943	132,312
RWE AG(a)	9,201	765,166
SAP AG(a)	3,599	154,939
Siemens AG(a)	16,610	1,213,180
Wacker Chemie AG(a)	242	30,293

		9,780,158

	Shares	Value
COMMON STOCKS — Continued
Greece — 0.4%
Hellenic Telecom Organization SA(a)	9,219	$149,865
National Bank of Greece SA(a)	1,067	29,532
OPAP SA(a)	11,926	368,477

		547,874

Hong Kong — 1.2%
China Merchants Holdings International Co., Ltd.(a)	35,292	108,741
China Mobile Ltd.(a)	46,598	456,562
CNOOC Ltd.(a)	77,000	101,794
Esprit Holdings Ltd.(a)	80,700	514,400
GOME Electrical Appliances Holdings Ltd.(a) (c)	205,495	29,689
Hutchison Whampoa Ltd.(a)	32,000	225,049
Sun Hung Kai Properties Ltd.(a)	22,000	274,846

		1,711,081

Hungary — 0.5%
OTP Bank Nyrt(a) (b)	38,304	682,302

India — 0.1%
ICICI Bank Ltd., SP ADR	4,788	149,098

Ireland — 1.3%
CRH PLC, EU(a)	43,802	1,021,834
CRH PLC, US(a)	36,443	863,145

		1,884,979

Italy — 2.5%
Assicurazioni Generali SpA(a) (f)	5,060	113,155
Atlantia SpA(a)	1,118	23,684
Banca Popolare di Milano Scarl(a)	2,226	15,015
Enel SpA(a)	20,475	122,166
ENI SpA(a)	81,102	1,963,307
Intesa Sanpaolo(a)	197,957	716,110
Mediobanca SpA(a)	2,062	24,928
Saipem SpA(a)	8,702	222,227
Telecom Italia SpA(a)	46,197	65,130
UBI Banca — Unione di Banche Italiane ScpA(a)	1,523	21,136
UniCredit SpA(a)	116,483	306,286

		3,593,144

Japan — 16.4%
Aisin Seiki Co., Ltd.(a)	2,001	39,928
Asatsu-DK, Inc.(a)	11,850	239,498
Astellas Pharma, Inc.(a)	20,450	695,181
Bank of Yokohama Ltd. (The)(a)	72,100	356,418
Bridgestone Corp.(a)	2,200	33,604
Canon, Inc.(a)	2,757	91,533
Central Japan Railway Co.(a)	7	44,861
Chiba Bank, Ltd. (The)(a)	73,800	449,268
Daikin Industries, Ltd.(a)	896	27,698
Daiwa Securities Group, Inc.(a)	1,700	10,723
Denso Corp.(a)	1,871	44,931
See Accompanying Investment Abbreviations and Notes to Financial Statements.

PNC Funds, Inc.
INTERNATIONAL EQUITY FUND
Schedule of Portfolio Investments — Continued
May 31, 2009

	Shares	Value
COMMON STOCKS — Continued
Japan — Continued
East Japan Railway Co. (a)	9,254	$552,801
Eisai Co., Ltd. (a)	765	26,162
Fanuc Ltd. (a)	1,806	145,946
Honda Motor Co., Ltd. (a)	10,247	297,451
HOYA Corp. (a)	28,250	591,828
INPEX Holdings, Inc. (a)	61	497,114
ITOCHU Corp. (a)	25,000	181,686
JFE Holdings, Inc. (a)	1,600	53,674
JSR Corp. (a)	22,150	331,549
Kao Corp. (a)	33,500	737,819
KDDI Corp. (a)	9	47,113
Keyence Corp. (a)	4,660	972,806
Komatsu Ltd. (a)	12,686	185,296
Kubota Corp. (a)	2,449	18,197
Kyocera Corp. (a)	290	22,977
Makita Corp. (a)	500	11,155
Mitsubishi Corp. (a)	16,569	314,443
Mitsubishi Electric Corp. (a)	53,565	311,775
Mitsubishi Estate Co., Ltd. (a)	98,000	1,616,026
Mitsubishi Heavy Industries Ltd. (a)	97,000	350,263
Mitsubishi UFJ Financial Group, Inc. (a)	216,700	1,367,444
Mitsui & Co., Ltd. (a)	25,232	320,401
Mitsui Sumitomo Insurance Group Holdings, Inc. (a)	33,150	975,888
Mizuho Financial Group, Inc. (a)	19,200	46,185
NGK Insulators Ltd. (a)	4,000	71,570
NGK Spark Plug Co., Ltd. (a)	57,500	505,608
NIDEC Corp. (a)	1,900	109,259
Nintendo Co., Ltd. (a)	3,281	891,360
Nippon Telegraph & Telephone Corp. (a)	500	20,784
Nissan Motor Co., Ltd. (a)	9,500	57,043
Nitto Denko Corp. (a)	13,100	367,770
Nomura Holdings, Inc. (a)	136,838	1,033,790
NTT DoCoMo, Inc. (a)	393	587,487
Orix Corp. (a)	180	11,366
Panasonic Corp. (a)	4,764	68,705
Ricoh Co., Ltd. (a)	3,550	49,143
Sega Sammy Holdings, Inc. (a)	26,550	295,721
Sekisui House, Ltd. (a)	67,500	654,726
Shin-Etsu Chemical Co., Ltd. (a)	637	33,422
Shiseido Co., Ltd. (a) (f)	56,000	957,791
Sony Corp. (a)	979	25,679
Sony Financial Holdings, Inc. (a)	260	759,869
Sumitomo Metal Industries Ltd. (a)	195,000	529,260
Sumitomo Mitsui Financial Group, Inc. (a) (f)	15,900	615,441
Sumitomo Trust and Banking Co., Ltd. (a)	2,200	10,453
Suzuki Motor Corp. (a)	6,063	135,457

	Shares	Value
COMMON STOCKS — Continued
Japan — Continued
T&D Holdings, Inc. (a)	36,425	$1,040,977
Taiyo Nippon Sanso Corp. (a)	105,029	902,961
Takeda Pharmaceutical Co., Ltd. (a)	763	30,260
Toray Industries, Inc. (a)	61,000	302,479
Toyota Motor Corp. (a)	42,061	1,684,958

		23,762,981

Mexico — 0.3%
America Movil SAB de CV, ADR, Ser L	11,606	444,858
Cemex SAB de CV	47,011	45,648

		490,506

Netherlands — 4.0%
Aegon NV (a)	10,080	63,371
Akzo Nobel NV (a)	16,443	766,359
CSM (a)	16,540	242,316
European Aeronautic Defence and Space Co. (a)	573	9,399
Heineken NV (a)	13,423	479,040
ING Groep NV (a)	12,975	138,382
Koninklijke (Royal) Philips Electronics NV (a)	38,321	722,235
Koninklijke Ahold NV (a)	12,503	151,623
Randstad Holding NV (a)	825	25,472
Reed Elsevier PLC (a)	8,851	106,838
Royal Dutch Shell PLC, A Shares	29,919	803,637
Royal KPN NV (a)	14,614	192,261
TNT NV (a)	2,447	48,138
Unilever NV (a)	86,745	2,079,749

		5,828,820

Norway — 0.4%
DnB NOR ASA (a)	4,845	40,649
Orkla ASA (a)	9,929	81,494
StatoilHydro ASA (a) (f)	18,798	396,017
Telenor ASA (a)	1,901	16,074
Yara International ASA (a)	807	26,603

		560,837

Portugal — 0.0%
Energias de Portugal, SA (a)	7,014	28,199

Russia — 0.7%
First Power Generating Co., SP GDR (b) (d)	25,012	12,506
Gazprom OAO, ADR	21,782	502,510
Inter Rao Ues OAO, SP GDR (b) (d)	5,434	30,430
Kuzbassenergo OJSC, SP GDR (b) (d)	1,807	4,066
LUKOIL, SP ADR	3,300	174,075
Mining and Metallurgical Co. Norilisk Nickel, ADR	74	841
Mining and Metallurigical Co. Norilsk Nickel	11,750	133,597
See Accompanying Investment Abbreviations and Notes to Financial Statements.

PNC Funds, Inc.
INTERNATIONAL EQUITY FUND
Schedule of Portfolio Investments — Continued
May 31, 2009

	Shares	Value
COMMON STOCKS — Continued
Russia — Continued
Mosenergo, SP GDR (b) (d)	8,723	$25,995
NovaTek Oao, SP GDR	150	7,890
RAO Energy System of East OAO (b) (c)	1,300,000	5,070
Rosneft Oil Co., GDR	10,550	70,790
Second Wholesale Power Market Generating Co. (The), GDR (b) (d)	6,500	11,193
Sistema-Hals, GDR (b) (e)	13,205	7,772
Sixth Wholesale Power Market Generating Co. (The), SP GDR (b) (d)	7,579	13,248
Territorial Generating Co. 14, SP GDR (b) (d)	416	1,248
TGK-1 OAO, SP GDR (b) (d)	9,932	11,422
TGK-2, SP GDR (b) (d)	1,677	3,857
TGK-4, SP GDR (b) (d)	4,121	7,212
TGK-9, SP GDR (b) (d)	4,368	7,862
Vimpel-Communications, SP ADR	2,031	26,525
Volga Territorial Generation Co., SP GDR (b) (d)	4,342	8,489
Yenisei Territorial Generation Co. OJSC, SP GDR (b) (d)	4,472	3,086

		1,069,684

Singapore — 0.4%
Capitaland Ltd. (a)	115,500	304,598
Singapore Telecommunications Ltd. (a) (f)	133,000	278,220

		582,818

South Africa — 0.3%
Impala Platinum Holdings Ltd (a)	1,164	28,293
MTN Group Ltd. (a)	28,095	409,697

		437,990

South Korea — 1.6%
Hyundai Heavy Industries, Co. Ltd. (a)	712	123,254
Hyundai Motor Co. (a)	4,828	268,776
KB Financial Group, Inc. (a) (b)	6,270	203,350
Korea Electric Power Corp. (a)	1,040	23,708
KT Corp. (a)	730	19,778
KT&G Corp. (a)	1,582	86,100
NHN Corp. (a) (b)	170	27,093
POSCO (a)	780	261,470
POSCO, ADR	1,493	125,248
Samsung Electronics Co., Ltd. (a)	1,821	816,495
Shinsegae Co., Ltd. (a)	304	106,617
SK Telecom Co., Ltd. (a)	941	132,318
SK Telecom Co., Ltd., ADR	4,061	63,880

		2,258,087

Spain — 3.1%
Banco Bilbao Vizcaya Argentaria SA (a)	29,589	364,956

	Shares	Value
COMMON STOCKS — Continued
Spain — Continued
Banco Popular Espanol SA (a)	3,135	$28,234
Banco Santander SA (a)	176,930	1,907,557
EDP Renovaveis SA (a) (b)	3,499	37,113
Gamesa Corp. Tecnologica, SA (a)	760	17,111
Iberdrola Renovables SA (a) (b)	6,011	29,798
Iberdrola SA (a)	60,574	518,604
Inditex SA (a)	2,061	93,017
Telefonica SA (a) (f)	69,502	1,501,359

		4,497,749

Sweden — 0.9%
AB SKF, B Shares (a) (f)	7,474	88,755
Atlas Copco AB, A Shares (a)	6,702	67,878
Getinge AB, B Shares (a)	3,468	46,713
Hennes & Mauritz AB, B Shares (a)	8,204	391,845
Nordea Bank AB (a)	8,557	68,562
Sandvik AB (a)	17,845	147,550
Skanska AB, B Shares (a)	2,069	22,862
SSAB Svenskt Stal AB, Ser A (a) (f)	19,869	267,646
Svenska Cellulosa AB (SCA), B Shares (a)	8,483	98,159
Svenska Handelsbanken AB, A Shares (a)	1,216	23,755
TeliaSonera AB (a)	4,576	23,596
Volvo AB, B Shares (a)	6,408	41,370

		1,288,691

Switzerland — 8.7%
ABB Ltd. (a)	81,580	1,344,546
Adecco SA (a)	536	23,388
Credit Suisse Group AG (a)	23,128	1,035,006
Flughafen Zuerich AG (a)	461	107,987
Givaudan SA (a)	74	48,577
Holcim Ltd. (a)	1,405	74,676
Nestle SA (a)	100,062	3,636,102
Nobel Biocare Holding AG (a)	1,082	25,104
Novartis AG (a)	54,277	2,170,062
Roche Holdings AG (a)	21,808	2,975,952
Swatch Group AG (a)	168	28,003
Swiss Re (a)	3,392	110,925
Swisscom AG (a)	170	50,281
Syngenta AG (a)	2,380	579,399
UBS AG (a)	22,708	343,311
Zurich Financial Services AG (a)	626	117,214

		12,670,533

Taiwan — 0.7%
Taiwan Semiconductor Manufacturing Co. Ltd., SP ADR	95,071	1,040,077
United Microelectronics Corp., SP ADR	7,554	24,173

		1,064,250

See Accompanying Investment Abbreviations and Notes to Financial Statements.

PNC Funds, Inc.
INTERNATIONAL EQUITY FUND
Schedule of Portfolio Investments — Continued
May 31, 2009

	Shares	Value
COMMON STOCKS — Continued
Ukraine — 0.3%
Raiffeisen Bank Aval (b)	1,024,439	$50,904
Ukrnafta Oil Co. (b)	3,099	56,993
Ukrsotsbank JSCB (b)	1,360,003	69,224
UkrTelecom	5,189,396	273,014

		450,135

United Kingdom — 21.2%
Anglo American PLC (a)	8,497	248,712
Aviva PLC (a)	2,119	11,699
Barclays PLC (a)	53,380	257,334
BG Group PLC (a) (b)	80,000	1,466,089
BHP Billiton PLC (a)	120,545	2,887,831
BP PLC (a)	196,071	1,618,365
British American Tobacco PLC (a)	70,881	1,936,216
British Land Co. PLC, REIT (a)	97,239	617,253
BT Group PLC (a)	16,864	24,119
Cadbury PLC (a)	47,387	414,190
Capita Group PLC (a)	22,941	266,129
Diageo PLC (a)	78,108	1,066,254
G4S PLC (a)	91,064	311,860
G4S PLC (a)	57,982	196,240
GlaxoSmithKline PLC (a)	12,042	202,975
Hays PLC (a)	520,726	699,788
HSBC Holdings PLC (a)	150,413	1,373,659
HSBC Holdings PLC (HK) (a)	6,000	53,939
Imperial Tobacco Group PLC (a)	71,249	1,851,858
Intercontinental Hotels Group PLC (a)	50,576	538,850
Legal & General Group PLC (a)	19,683	19,390
Lloyds Banking Group PLC (a) (b)	276,366	132,086
Lloyds Tsb Group PLC (a)	444,821	496,153
Lonmin PLC (a)	10,555	244,978
Marks & Spencer Group PLC (a)	4,995	22,986
National Grid PLC (a)	105,583	1,023,189
Old Mutual PLC (a)	22,547	26,880
Pearson PLC (a)	9,908	104,858
Prudential PLC (a)	90,191	629,463
Reckitt Benckiser Group PLC (a)	66,711	2,893,860
Reed Elsevier PLC (a)	100,988	819,805
Rio Tinto PLC (a)	19,658	890,591
Rolls-Royce Group PLC, C Shares (a) (c)	767,481	1,240
Rolls-Royce Group PLC (a) (b)	8,945	47,609
Royal Bank of Scotland Group PLC (a)	395,932	248,182
Scottish & Southern Energy PLC (a)	40,488	764,646

	Shares	Value
COMMON STOCKS — Continued
United Kingdom — Continued
Smiths Group PLC (a)	47,452	$559,216
Standard Chartered PLC (a)	7,310	149,298
Tesco PLC (a)	190,606	1,129,377
Vodafone Group PLC (a)	1,362,252	2,563,604
Wolseley PLC (a)	57,280	971,833
WPP Group PLC (a)	23,223	173,896
Xstrata PLC (a)	68,042	775,930

		30,732,430

United States — 0.5%
Dr Pepper Snapple Group, Inc. (b)	28,552	620,435
Lukoil, SP ADR	1,000	53,000

		673,435

TOTAL COMMON STOCKS (Cost $117,729,605)		135,603,558

EXCHANGE TRADED FUNDS — 3.2%
Brazil — 0.5%
iShares MSCI Brazil Index Fund	13,260	731,687
India — 0.9%
iShares MSCI India	224,800	1,254,384
Japan — 1.3%
TOPIX ETF (a)	200,860	1,950,343
Taiwan — 0.5%
iShares MSCI Taiwan Index Fund	64,214	724,334

TOTAL EXCHANGE TRADED FUNDS (Cost $4,212,940)		4,660,748

PREFERRED STOCKS — 0.6%
Brazil — 0.6%
Gerdau SA	4,481	46,914
Petroleo Brasileiro SA	14,091	246,356
Usinas Siderurgicas de Minas Gerais SA, A Shares	2,461	48,780
Vale SA, SP ADR	31,714	514,718

		856,768

Germany — 0.0%
Volkswagen AG (a)	286	20,461

Russia — 0.0%
Silvinit (c)	304	60,800

TOTAL PREFERRED STOCKS (Cost $835,176)		938,029

CLOSED-END INVESTMENT COMPANY — 0.1%
Australia — 0.1%
Macquarie Airports (a)	42,867	72,279

TOTAL CLOSED-END INVESTMENT COMPANY (Cost $79,784)		72,279

See Accompanying Investment Abbreviations and Notes to Financial Statements.

PNC Funds, Inc.
INTERNATIONAL EQUITY FUND
Schedule of Portfolio Investments — Continued
May 31, 2009

	Shares/Units/
	Par (000)	Value
EQUITY-LINKED INSTRUMENTS — 0.0%
Russia — 0.0%
Unified Energy System, issued by Deutsche Bank AG London- OGK4, expires 12/31/09 (a) (d)	13	$51,380
Unified Energy System, issued by Deutsche Bank AG London- TGK11, expires 12/31/09 (a) (d)	13	4,021

TOTAL EQUITY-LINKED INSTRUMENTS (Cost $144,326)		55,401

RIGHTS — 0.0% (b)
France — 0.0%
Casino Guichard Perrachon SA (a)	712	2,689

United Kingdom — 0.0%
Lonmin PLC	2,345	19,160

TOTAL RIGHTS (Cost $—)		21,849

WARRANTS — 0.0% (a) (b)
Italy — 0.0%
UBI Banca Unione di Banche Italiane, ScpA, Strike Price EUR 12.30, Expiration date 6/30/11	1,523	—

TOTAL WARRANTS (Cost $—)		—

SECURITIES HELD AS COLLATERAL FOR SECURITIES ON LOAN — 9.3% (g)
Investments in securities lending short term investment portfolio		13,432,537

TOTAL SECURITIES HELD AS COLLATERAL FOR SECURITIES ON LOAN (Cost $14,701,300)		13,432,537

REPURCHASE AGREEMENTS — 2.9%
Bank of America Securities, LLC (Agreement dated 5/29/09 to be repurchased at $342,004, collateralized by $330,000 (Value $349,676) U.S. Government Agency Obligations, Interest Rates 3.63% - 4.14%, due 8/15/11 - 9/27/13)

0.15%, 6/1/09	$342	342,000

	Par
	(000)	Value
REPURCHASE AGREEMENTS — Continued
Wachovia Securities
(Agreement dated 5/29/09 to be repurchased at $3,833,054 collateralized by $4,005,000 (Value $3,909,659) U.S. Government Agency Obligations, Interest rates 0.00% - 5.41%, due 12/1/09 - 4/17/36)

0.17%, 6/1/09	$3,833	$3,833,000

TOTAL REPURCHASE AGREEMENTS (Cost $4,175,000)		4,175,000

TOTAL INVESTMENTS — 109.6% (Cost $141,878,131) (h)		158,959,401

LIABILITIES IN EXCESS OF OTHER ASSETS — (9.6)%		(13,972,481)

NET ASSETS — 100.0%		$144,986,920

(a)	Security was fair valued in accordance with procedures adopted by the Fund’s Board of Directors.

(b)	Non-income producing security.

(c)	Illiquid restricted security. These securities represent $96,799 or 0.1% of net assets as of May 31, 2009. (See Note 8 in Notes to Financial Statements.)

(d)	Security exempt from registration under Rule 144A of the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. The Adviser, using procedures adopted by the Board of Directors, has deemed these securities to be illiquid. These securities represent $196,015 or 0.1% of net assets as of May 31, 2009. (See Note 8 in Notes to Fiancial Statements.)

(e)	Security exempt from registration under Rule 144A of the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. The Adviser, using procedures adopted by the Board of Directors, has deemed these securities to be liquid. These securities represent $7,772 or less than 0.1% of net assets as of May 31, 2009.

(f)	A portion or all the amounts are temporarily on loan to an unaffiliated broker/dealer. (See Note 1H in Notes to Financial Statements.) The total value of securities on loan at May 31, 2009 is $14,002,409.

(g)	See Notes 1H in Notes to Financial Statements.

(h)	Aggregate cost for Federal income tax purposes is $151,161,172. The aggregate gross unrealized appreciation (depreciation) for all securities is as follows:
Excess of value over tax cost:	$ 27,716,560
Excess of tax cost over value:	$ (19,918,331)
See Accompanying Investment Abbreviations and Notes to Financial Statements.

PNC Funds, Inc.
INTERNATIONAL EQUITY FUND
Schedule of Portfolio Investments — Concluded
May 31, 2009
Industry Concentration Table (Unaudited):
(% of Total Net Assets)

Financials	19.1%
Consumer Staples	14.5%
Materials	12.0%
Energy	10.1%
Industrials	10.1%
Consumer Discretionary	7.0%
Health Care	6.6%
Utilities	5.6%
Telecommunication Services	5.1%
Information Technology	4.1%
Exchange — Traded Funds	3.2%
Other	2.6%

100.0%

Summary of inputs used to value the Fund’s net assets as of May 31, 2009 is as follows (See Note 1A in Notes to Financial Statements):

Assets — Investments in Securities Valuation Inputs	Market Value
Level 1 — Quoted Prices	$8,470912
Level 2 — Other Significant Observable Inputs	148,850,345
Level 3 — Significant Unobservable Inputs	1,638,144

Total Assets — Investments in Securities	$158,959,401

Assets — Other Assets* Valuation Inputs	Market Value
Level 1 — Quoted Prices	$—
Level 2 — Other Significant Observable Inputs	—
Level 3 — Significant Unobservable Inputs	163,467

Total Assets — Other Assets*	$163,467

Other Financial Instruments** Valuation Inputs	Market Value
Level 1 — Quoted Prices	$—
Level 2 — Other Significant Observable Inputs	(242,500)
Level 3 — Significant Unobservable Inputs	—

Total Other Financial Instruments	$(242,500)

Following is a reconciliation of Level 3 investments for which significant unobservable inputs were used to determined fair value:

Assets — Investments in Securities	Market Value
Balance as of May 31, 2008	$715,676
Accrued discounts/premiums	66,077
Realized gain (loss)	5,373
Changed in unrealized appreciation (depreciation)	(1,268,763)
Net purchases (sales)	(592,305)
Transfers in and/or out of Level 3	2,712,086

Balance as of May 31, 2009	$1,638,144

Assets — Other Assets* Valuation Inputs	Market Value
Balance as of May 31, 2008	$—
Net increase	163,467

Balance as of May 31, 2009	$163,467

*	Represents receivable for securities lending collateral shortfall.

**	Other financial instruments include open forward foreign currency contracts and spot contracts.
See Accompanying Investment Abbreviations and Notes to Financial Statements.

PNC Funds, Inc.
DIVERSIFIED REAL ESTATE FUND
Schedule of Portfolio Investments
May 31, 2009

	Shares	Value
REAL ESTATE INVESTMENT TRUSTS — 98.8%
Diversified — 7.1%
Eastgroup Properties, Inc.	7,880	$268,787
Vornado Realty Trust (a)	17,310	807,685

		1,076,472

Financial Services — 0.3%
Gramercy Capital Corp. New York	22,585	50,590

Health Care — 12.7%
HCP, Inc.	24,395	566,696
Medical Properties Trust, Inc. (a)	23,976	151,049
Nationwide Health Properties, Inc.	9,865	262,113
OMEGA Healthcare Investors, Inc.	27,665	441,810
Ventas, Inc. (a)	16,125	489,555

		1,911,223

Hotels — 4.7%
Hersha Hospitality Trust	21,680	59,403
Host Hotels & Resorts, Inc.	52,873	495,949
LaSalle Hotel Properties	5,995	82,012
Sunstone Hotel Investors, Inc. (a)	12,040	69,952

		707,316

Mortgage — 3.3%
Annaly Capital Management, Inc.	35,190	490,549

Office Properties — 21.6%
Alexandria Real Estate Equities, Inc.	10,590	380,181
Boston Properties, Inc.	14,520	701,606
Brandywine Realty Trust	16,975	126,464
Corporate Office Properties Trust, Inc.	19,610	582,025
Digital Reality Trust, Inc. (a)	17,380	621,683
Douglas Emmett, Inc.	8,295	77,143
Highwoods Properties, Inc.	4,180	94,552
Mack-Cali Realty Corp.	8,230	203,363
SL Green Realty Corp. (a)	20,716	474,396

		3,261,413

Residential — 12.4%
American Campus Communities, Inc.	10,760	247,372
AvalonBay Communities, Inc.	4,064	249,855
Camden Property Trust	5,930	178,019
Equity Residential Property	17,725	431,426
Essex Property Trust, Inc.	4,300	292,787
Home Properties, Inc.	2,790	92,907
Mid-America Apartment Communities, Inc.	3,695	134,092
UDR, Inc. (a)	21,779	239,569

		1,866,027

	Shares	Value
REAL ESTATE INVESTMENT TRUSTS — Continued
Retail — 30.7%
CBL & Associates Properties, Inc. (a)	38,335	$238,827
Developers Diversified Realty Corp.	46,923	230,392
Entertainment Properties Trust	11,585	235,407
Federal Realty Investment Trust (a)	8,150	429,097
Kimco Realty Corp.	39,550	462,339
Macerich Co. (a)	27,070	456,942
Regency Centers Corp.	16,860	600,722
Simon Property Group, Inc.	26,192	1,400,486
Tanger Factory Outlet Centers, Inc.	6,090	197,072
Taubman Centers, Inc.	10,075	249,255
Weingarten Realty Investors	7,815	124,102

		4,624,641

Storage — 2.5%
Extra Space Storage, Inc.	10,150	76,226
Public Storage, Inc.	3,515	234,134
U-STORE-IT Trust	20,270	61,013

		371,373

Warehouse/Industrial — 3.5%
AMB Property Corp.	10,915	194,833
ProLogis Trust (a)	38,710	328,648

		523,481

TOTAL REAL ESTATE INVESTMENT TRUSTS (Cost $14,596,311)		14,883,085

COMMON STOCKS — 0.8%
Office Properties — 0.8%
Brookfield Properties Corp.	15,630	118,163

TOTAL COMMON STOCKS (Cost $315,690)		118,163

PREFERRED STOCKS — 1.0%
Hotels — 0.5%
Hospitality Properties Trust Ser C	5,470	78,221
Storage — 0.5%
Public Storage, Inc., Ser N	3,450	74,486

TOTAL PREFERRED STOCKS (Cost $154,180)		152,707

SECURITIES HELD AS COLLATERAL FOR SECURITIES ON LOAN —16.1% (b)
Investment in securities lending short term investment portfolio		2,427,926

TOTAL SECURITIES HELD AS COLLATERAL FOR SECURITIES ON LOAN (Cost $2,657,254)		2,427,926

See Accompanying Investment Abbreviations and Notes to Financial Statements.

PNC Funds, Inc.
DIVERSIFIED REAL ESTATE FUND
Schedule of Portfolio Investments — Concluded
May 31, 2009

Value
TOTAL INVESTMENTS IN SECURITIES — 116.7% (Cost $17,723,435) (c)	17,581,881
LIABILITIES IN EXCESS OF OTHER
ASSETS — (16.7)%	(2,509,713)

NET ASSETS — 100.0%	$15,072,168

(a)	A portion or all the amounts are temporarily on loan to an unaffiliated broker/dealer. (See Note 1H in Notes to Financial Statements.) The total value of securities on loan at May 31, 2009 is $2,530,930.

(b)	See Note to 1H in Notes to Financial Statements.

(c)	Aggregate cost for Federal income tax purposes is $19,490,173. The aggregate gross unrealized appreciation (depreciation) for all securities is as follows:

Excess of value over tax cost:	$3,385,799
Excess of tax cost over value:	$(5,294,091)
Summary of inputs used to value the Fund’s net assets as of May 31, 2009 is as follows (See Note 1A in Notes to Financial Statements):

Assets — Investments in Securities
Valuation Inputs	Market Value
Level 1 — Quoted Prices	$15,153,955
Level 2 — Other Significant Observable Inputs	2,131,832
Level 3 — Significant Unobservable Inputs	296,094

Total Assets — Investments in Securities	$17,581,881

Assets — Other Assets*
Valuation Inputs	Market Value
Level 1 — Quoted Prices	$—
Level 2 — Other Significant Observable Inputs	—
Level 3 — Significant Unobservable Inputs	87,078

Total Assets — Other Assets*	$87,078

Following is a reconciliation of Level 3 investments for which significant unobservable inputs were used to determined fair value:

Assets — Investments in Securities	Market Value
Balance as of May 31, 2008	$1,986,221
Accrued discounts/premiums	11,943
Realized gain (loss)	971
Changed in unrealized appreciation (depreciation)	(229,328)
Net purchases (sales)	(107,059)
Transfers in and/or out of Level 3	(1,366,654)

Balance as of May 31, 2009	$296,094

Assets — Other Assets*
Valuation Inputs	Market Value
Balance as of May 31, 2008	$—
Net increase	87,078

Balance as of May 31, 2009	$87,078

*	Represents receivable for securities lending collateral shortfall.
See Accompanying Investment Abbreviations and Notes to Financial Statements.

PNC Funds, Inc.
LIMITED MATURITY BOND FUND
Schedule of Portfolio Investments
May 31, 2009

	Par
	(000)	Value
U.S. GOVERNMENT AGENCY SECURITIES — 34.4%
Fannie Mae — 8.4%
Mortgage-Backed Securities,
5.50%, 10/1/17	$593	$623,181
Notes
4.13%, 5/15/10	500	512,620
5.00%, 10/15/11	2,250	2,446,441
4.38%, 9/15/12 (a)	3,500	3,768,982
4.63%, 10/15/13	1,250	1,359,485

		8,710,709

Federal Home Loan Bank — 5.7%
Notes
5.25%, 6/11/10	2,500	2,617,842
3.00%, 9/10/10	2,250	2,313,938
3.38%, 9/10/10	1,000	1,033,166

		5,964,946

Freddie Mac — 14.6%
Mortgage-Backed Securities
5.50%, 3/1/22	2,059	2,149,531
5.50%, 4/1/22	2,788	2,910,344
5.00%, 4/1/23	1,739	1,801,027
5.00%, 8/1/23	1,292	1,338,405
5.06%, 3/1/36 (b)	2,197	2,271,004
Notes
4.13%, 9/1/09	1,000	1,009,127
1.63%, 4/26/11	1,000	1,010,966
4.88%, 11/15/13	2,500	2,741,337

		15,231,741

Temporary Liquidity Guarantee Program — 5.7%
Bank of America Corp.,
3.13%, 6/15/12	1,500	1,557,179
General Electric Capital Corp.,
3.00%, 12/9/11	1,325	1,372,456
John Deere Capital Corp.,
2.88%, 6/19/12	825	851,153
JPMorgan Chase & Co., Guaranteed: FDIC,
3.13%, 12/1/11 (a)	1,125	1,166,792
KeyBank National Association,
3.20%, 6/15/12	1,000	1,038,220

		5,985,800

TOTAL U.S. GOVERNMENT AGENCY SECURITIES (Cost $34,356,175)		35,893,196

CORPORATE BONDS — 33.7%
Aerospace & Defense — 0.5%
Boeing Co.,
5.00%, 3/15/14	500	528,790

Auto — 0.2%
Paccar, Inc.,
6.88%, 2/15/14	225	245,649

	Par
	(000)	Value
CORPORATE BONDS — Continued
Banking & Financial Services — 15.0%
American Express Co.,
7.25%, 5/20/14	$550	$562,076
American Express Credit Co.,
7.30%, 8/20/13	1,000	1,013,204
Bank of America Corp.
9.38%, 9/15/09	500	505,008
4.25%, 10/1/10	1,000	993,088
Bank of New York Mellon,
4.30%, 5/15/14	445	447,507
BB&T Corp.,
5.70%, 4/30/14	1,000	998,848
BP Capital Markets PLC,
3.13%, 3/10/12	325	331,552
Capital One Financial Co.,
1.57%, 9/10/09 (b)	350	342,972
Caterpillar Financial Services Corp.,
4.70%, 3/15/12	1,300	1,296,123
Citigroup, Inc.,
5.10%, 9/29/11	1,000	987,836
General Electric Capital Corp.
5.88%, 2/15/12	1,400	1,439,486
5.90%, 5/13/14	1,000	1,008,715
Goldman Sachs Group, Inc. (The),
6.88%, 1/15/11	1,500	1,582,860
John Deere Capital Corp.,
5.25%, 10/1/12	725	761,860
Merrill Lynch & Co.,
1.50%, 6/5/12 (b)	1,075	938,909
Morgan Stanley,
6.75%, 4/15/11	885	922,076
SLM Corp.,
4.00%, 1/15/10	675	648,094
Wachovia Corp.,
5.50%, 5/1/13	875	892,239

		15,672,453

Beverages — 1.1%
Dr Pepper Snapple Group, Inc.,
6.12%, 5/1/13	180	184,181
Pepsico, Inc.,
4.65%, 2/15/13	950	1,001,385

		1,185,566

Chemicals — 1.0%
E.I. du Pont de Nemours and Co.,
4.75%, 3/15/15	1,000	1,015,719

Computers — 2.2%
IBM Corp.,
4.38%, 6/1/09	2,300	2,300,000

Cosmetics/Personal Care — 1.4%
Avon Products, Inc.,
5.63%, 3/1/14	485	513,882
See Accompanying Investment Abbreviations and Notes to Financial Statements.

PNC Funds, Inc.
LIMITED MATURITY BOND FUND
Schedule of Portfolio Investments — Continued
May 31, 2009

	Par
	(000)	Value
CORPORATE BONDS — Continued
Cosmetics/Personal Care — Continued
Procter & Gamble Co.,
4.60%, 1/15/14	$890	$938,663

		1,452,545

Energy — 1.5%
Husky Energy, Inc.,
5.90%, 6/15/14	525	537,281
Progress Energy, Inc.,
6.05%, 3/15/14	450	467,844
Shell International Finance,
4.00%, 3/21/14	500	517,130

		1,522,255

Entertainment & Leisure — 1.0%
Walt Disney Co. (The),
4.70%, 12/1/12	1,000	1,053,570

Food — 1.0%
Kroger Co.,
7.50%, 1/15/14	925	1,037,206

Home Furnishings — 0.7%
Whirlpool Corp.
1.82%, 6/15/09 (b)	300	299,996
8.00%, 5/1/12	400	407,916

		707,912

Insurance — 0.3%
Allstate Corp.,
6.20%, 5/16/14	330	342,429

Manufacturing — 0.1%
3M Employee Stock Ownership,
5.62%, 7/15/09 (c)	86	86,688

Media — 1.0%
Comcast Cable Communications
Holdings, Inc.,
8.38%, 3/15/13	500	557,400
Time Warner Cable, Inc.,
8.25%, 2/14/14	400	445,764

		1,003,164

Oil & Exploration — 1.8%
ConocoPhillips,
4.75%, 2/1/14 (a)	1,000	1,039,968
Devon Energy Corp.,
5.63%, 1/15/14	275	288,628
Hess Corp.,
7.00%, 2/15/14	500	532,219

		1,860,815

Pharmaceuticals — 1.0%
Eli Lilly & Co.,
4.20%, 3/6/14	200	205,701
Novartis Capital Corp.,
4.13%, 2/10/14	400	409,954

	Par
	(000)	Value
CORPORATE BONDS — Continued
Pharmaceuticals — Continued
Pfizer, Inc.,
4.45%, 3/15/12	$450	$477,198

		1,092,853

Retail — 1.9%
Home Depot, Inc.,
3.75%, 9/15/09	1,500	1,504,371
Nordstrom, Inc.,
6.75%, 6/1/14	445	448,395

		1,952,766

Telecommunications — 1.0%
AT&T, Inc.,
5.30%, 11/15/10 (a)	1,000	1,039,499

Transportation — 0.5%
United Parcel Service, Inc.,
3.88%, 4/1/14	500	507,684

Utilities — 0.5%
Consolidated Edison Co. of New York,
5.55%, 4/1/14 (a)	490	524,058

TOTAL CORPORATE BONDS (Cost $34,235,749)		35,131,621

U.S. TREASURY OBLIGATIONS — 15.9%
U.S. Treasury Notes — 15.9%
Notes
0.88%, 3/31/11	3,500	3,504,379
1.13%, 1/15/12	1,500	1,496,720
4.13%, 8/31/12	1,750	1,896,290
3.63%, 5/15/13	3,500	3,738,714
3.50%, 5/31/13	4,500	4,785,471
2.00%, 11/30/13	1,200	1,192,688

TOTAL U.S. TREASURY OBLIGATIONS (Cost $16,403,849)		16,614,262

ASSET-BACKED SECURITIES — 5.5%
AEP Texas Central Transition Funding, Class A1,
4.98%, 1/1/10	769	779,055
CNH Equipment Trust, 2007-C, Class A3A,
5.21%, 12/15/11	892	904,115
CNH Equipment Trust, 2009-A, Class A2,
4.06%, 10/17/11	550	559,090
John Deere Owner Trust, 2007-A, Class A3,
5.04%, 7/15/11	488	491,984
Nissan Auto Lease Trust, 2008-A, Class A2A,
4.27%, 12/15/10	375	371,989
See Accompanying Investment Abbreviations and Notes to Financial Statements.

PNC Funds, Inc.
LIMITED MATURITY BOND FUND
Schedule of Portfolio Investments — Continued
May 31, 2009

	Par
	(000)/
	Shares	Value
ASSET-BACKED SECURITIES — Continued
Nissan Auto Receivables Owner Trust, 2009-A, Class A3,
3.20%, 2/15/13	$650	$658,965
USAA Auto Owner Trust, 2006-4, Class A4,
4.98%, 10/15/12	1,400	1,453,114
Volkswagen Auto Lease Trust, 2009-A, Class A2,
2.87%, 7/15/11	500	501,996

TOTAL ASSET-BACKED SECURITIES (Cost $5,600,450)		5,720,308

FOREIGN BONDS — 4.0%
Corporate Bonds — 4.0%
Eksportfinans,
5.13%, 10/26/11	1,000	1,061,694
European Investment Bank,
4.63%, 3/21/12	1,000	1,073,088
Hutchison Whampoa International,
5.45%, 11/24/10 (c)	1,500	1,559,621
Vedanta Resources PLC,
8.75%, 1/15/14 (c)	450	438,750

TOTAL FOREIGN BONDS (Cost $3,948,777)		4,133,153

COMMERCIAL MORTGAGE-BACKED
SECURITIES — 3.0%
Citigroup Deutsche Bank Commercial Mortgage Trust, 2007-CD4, Class A2B,
5.21%, 12/11/49	2,000	1,814,280
Commercial Mortgage Pass-Thru- Certificate, 2006-C8, Class A2B,
5.25%, 12/10/46	1,500	1,321,810

TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES (Cost $3,482,774)		3,136,090

OPEN-END FUND — 1.0%
T. Rowe Price Institutional High Yield Fund	125,905	1,016,054

TOTAL OPEN-END FUND (Cost $1,004,779)		1,016,054

	Shares	Value
MONEY MARKET FUND — 1.8%
PNC Prime Money Market Fund (d)	1,915,767	$1,915,767

TOTAL MONEY MARKET FUND (Cost $1,915,767)		1,915,767

SECURITIES HELD AS COLLATERAL FOR SECURITIES ON LOAN — 4.5% (e)
Investments in securities lending short term investment portfolio		4,737,335

TOTAL SECURITIES HELD AS COLLATERAL FOR SECURITIES ON LOAN (Cost $5,184,798)		4,737,335

TOTAL INVESTMENTS IN SECURITIES — 103.8% (Cost $106,133,118) (f)		108,297,786

LIABILITIES IN EXCESS OF OTHER ASSETS — (3.8)%		(3,950,126)

NET ASSETS — 100.0%		$104,347,660

(a)	A portion or all the amounts are temporarily on loan to an unaffiliated broker/dealer. (See Note 1H in Notes to Financial Statements) The total value of securities on loan is $4,938,315.

(b)	Variable or floating rate security. Rate disclosed is as of May 31, 2009.

(c)	Security exempt from registration under Rule 144A of the Securities Act of 1933 and may not be resold subject to that rule except to qulified institutional buyers. The Adviser, using procedures adopted by the Board of Directors, has deemed these securities to be liquid. These securities represent $2,085,059 or 2.0% of net assets as of May 31, 2009.

(d)	See Note 10 in Notes to Financial Statements regarding Affiliated Issuers.

(e)	See Note 1H in Notes to Financial Statements.

(f)	Aggregate cost for Federal income tax purposes is $106,133,154. The aggregate gross unrealized appreciation (depreciation) for all securities is as follows:

Excess of value over tax cost:	$3,189,854
Excess of tax cost over value:	$(1,025,222)
See Accompanying Investment Abbreviations and Notes to Financial Statements.

PNC Funds, Inc.
LIMITED MATURITY BOND FUND
Schedule of Portfolio Investments — Concluded
May 31, 2009
Summary of inputs used to value the Fund’s net assets as of May 31, 2009 is as follows (See Note 1A in Notes to Financial Statements):

Assets — Investments in Securities
Valuation Inputs	Market Value
Level 1 — Quoted Prices	$2,931,821
Level 2 — Other Significant Observable Inputs	104,788,231
Level 3 — Significant Unobservable Inputs	577,734

Total Assets — Investments in Securities	$108,297,786

Assets — Other Assets*
Valuation Inputs	Market Value
Level 1 — Quoted Prices	$—
Level 2 — Other Significant Observable Inputs	—
Level 3 — Significant Unobservable Inputs	222,225

Total Assets — Other Assets*	$222,225

Following is a reconciliation of Level 3 investments for which significant unobservable inputs were used to determined fair value:

Valuation Inputs	Market Value
Balance as of May 31, 2008	$237,184
Accrued discounts/premiums	23,304
Realized gain (loss)	1,895
Changed in unrealized appreciation (depreciation)	(447,463)
Net purchases (sales)	(208,892)
Transfers in and/or out of Level 3	971,706

Balance as of May 31, 2009	$577,734

Assets — Other Assets*	Market Value
Balance as of May 31, 2008	$—
Net increase	222,225

Balance as of May 31, 2009	$222,225

*	Represents receivable for securities lending collateral shortfall.
See Accompanying Investment Abbreviations and Notes to Financial Statements.

PNC Funds, Inc.
TOTAL RETURN BOND FUND
Schedule of Portfolio Investments
May 31, 2009

	Par
	(000)	Value
U.S. GOVERNMENT AGENCY SECURITIES — 38.5%
Fannie Mae — 17.6%
Mortgage Backed Securities
7.00%, 4/1/11	$3	$3,510
2.38%, 3/23/12	1,120	1,129,679
4.50%, 4/1/23	2,716	2,785,755
7.50%, 8/1/26	5	6,070
7.00%, 4/1/27	9	9,594
8.00%, 8/1/27	53	58,482
8.00%, 9/1/27	4	4,470
7.00%, 10/1/27	3	3,526
7.50%, 10/1/27	40	43,841
8.00%, 10/1/27	2	2,354
7.00%, 11/1/27	20	21,402
7.00%, 3/1/29	43	46,836
7.50%, 4/1/30	2	2,350
7.50%, 1/1/31	2	2,194
7.50%, 4/1/31	4	3,933
7.50%, 4/1/31(f)	0	490
7.50%, 7/1/31	17	18,225
7.50%, 8/1/31	17	18,761
5.50%, 1/1/34	1,671	1,735,622
5.50%, 4/1/34	2,328	2,417,489
5.00%, 11/1/35	4,017	4,122,882
5.50%, 4/1/37	4,488	4,646,098
Notes,
5.00%, 2/13/17	2,700	2,932,864

		20,016,427

Freddie Mac — 16.6%
Mortgage Backed Securities
5.50%, 10/1/18	1,362	1,431,021
4.50%, 11/1/18	1,762	1,807,973
5.00%, 11/1/18	1,567	1,622,433
5.00%, 1/1/19	1,455	1,511,808
7.50%, 7/1/26	4	4,044
8.00%, 10/1/29	5	5,140
7.50%, 9/1/30	3	3,062
8.00%, 9/1/30	1	868
8.00%, 12/1/30	1	594
8.00%, 5/1/31	3	3,782
5.00%, 10/1/34	1,808	1,854,754
6.00%, 12/1/35	2,477	2,598,327
6.00%, 4/1/37	2,982	3,122,480
6.00%, 7/1/37	1,866	1,954,260
Mortgage-Backed Securities,
5.06%, 3/1/36 (a)	2,548	2,633,601
Notes,
4.38%, 7/17/15	350	376,609

		18,930,756

	Par
	(000)	Value
U.S. GOVERNMENT AGENCY SECURITIES — Continued
Government National Mortgage Association — 1.5%
Mortgage Backed Securities
7.00%, 2/15/12	$7	$7,588
9.00%, 5/15/16(f)	0	444
9.00%, 11/15/16	9	9,850
7.00%, 2/15/17	117	124,618
8.00%, 5/15/17	2	2,407
10.00%, 5/15/19	3	2,810
9.00%, 11/15/19	6	6,156
9.00%, 6/15/21	45	49,031
9.00%, 8/15/21	9	10,113
9.00%, 9/15/21	2	2,018
9.00%, 9/15/21	13	13,925
9.00%, 9/15/21	6	6,335
9.00%, 9/15/21	1	859
8.00%, 2/15/23	37	40,874
7.00%, 5/20/24	4	4,475
7.00%, 10/15/25	6	6,837
6.50%, 2/15/26	6	6,892
6.50%, 3/15/26	6	6,108
7.00%, 1/15/27	7	7,508
8.50%, 8/15/27	17	18,344
7.00%, 9/15/27	5	5,709
8.00%, 9/15/27	8	8,689
7.00%, 10/15/27	6	6,573
7.00%, 10/15/27	42	46,074
7.00%, 10/15/27	3	2,758
7.00%, 12/15/27	2	2,468
7.00%, 4/15/28	2	1,656
7.50%, 10/15/29	26	27,966
7.50%, 1/15/32	18	19,558
3.28%, 7/16/37	1,308	1,279,342

		1,727,985

Temporary Liquidity Guarantee Program — 2.8%
Bank of America Corp.,
3.13%, 6/15/12	1,750	1,816,708
JPMorgan Chase & Co., Guaranteed: FDIC,
3.13%, 12/1/11(b)	1,300	1,348,292

		3,165,000

TOTAL U.S. GOVERNMENT AGENCY SECURITIES (Cost $42,247,691)		43,840,168

CORPORATE BONDS — 32.7%
Banking & Financial Services — 9.2%
Bank of America Corp.
7.38%, 5/15/14	120	126,420
5.65%, 5/1/18	935	838,132
7.63%, 6/1/19	175	177,309
See Accompanying Investment Abbreviations and Notes to Financial Statements.

PNC Funds, Inc.
TOTAL RETURN BOND FUND
Schedule of Portfolio Investments — Continued
May 31, 2009

	Par
	(000)	Value
CORPORATE BONDS — Continued
Banking & Financial Services — Continued
BB&T Corp.
5.70%, 4/30/14	$750	$749,136
5.20%, 12/23/15(b)	640	569,812
Bear Stearns Cos., Inc. (The),
7.25%, 2/1/18	540	557,599
Capital One Financial Corp.,
7.38%, 5/23/14	500	515,704
General Electric Capital Corp.,
6.75%, 3/15/32	1,300	1,164,898
JPMorgan Chase & Co.,
4.65%, 6/1/14 (b)	370	367,914
Merrill Lynch & Co., Inc.,
5.45%, 2/5/13	950	886,249
Morgan Stanley,
4.75%, 4/1/14	1,075	984,615
Northern Trust Corp.,
5.50%, 8/15/13	135	141,050
SLM Corp.,
4.00%, 1/15/10	865	830,521
US Bank NA,
4.80%, 4/15/15	230	222,893
Wachovia Corp.
5.30%, 10/15/11	850	878,166
5.50%, 5/1/13	1,385	1,412,287

		10,422,705

Beverages — 0.2%
Dr Pepper Snapple Group, Inc.,
6.12%, 5/1/13	240	245,575

Chemicals — 1.4%
E.I. du Pont de Nemours and Co.,
4.75%, 3/15/15	1,130	1,147,762
Praxair, Inc.,
4.38%, 3/31/14	475	484,355

		1,632,117

Cosmetics/Personal Care — 1.0%
Avon Products, Inc.,
5.63%, 3/1/14	360	381,438
Estee Lauder Co., Inc.,
6.00%, 5/15/37	1,045	780,287

		1,161,725

Diversified Manufacturing — 1.6%
General Electric Co.,
5.00%, 2/1/13	1,400	1,442,521
Ingersoll-Rand Global Holding Co., Ltd.,
9.50%, 4/15/14	375	406,843

		1,849,364

Food — 2.3%
General Mills Inc.,
5.65%, 2/15/19	115	117,878

	Par
	(000)	Value
CORPORATE BONDS — Continued
Food — Continued
Kellogg Co.,
4.25%, 3/6/13	$1,000	$1,026,776
Kroger Co.,
7.50%, 1/15/14	1,050	1,177,369
Safeway, Inc.,
6.25%, 3/15/14	270	287,851

		2,609,874

Home Furnishings — 0.4%
Whirlpool Corp.,
8.00%, 5/1/12	475	484,400

Industrials — 1.6%
Caterpillar, Inc.,
7.90%, 12/15/18(b)	790	888,885
Lockheed Martin Corp.,
7.75%, 5/1/26	200	234,364
Martin Marietta Materials, Inc.,
6.25%, 5/1/37	890	741,352

		1,864,601

Insurance — 1.1%
Allstate Corp.,
6.20%, 5/16/14	175	181,591
Metlife, Inc.,
6.82%, 8/15/18	1,055	1,063,593

		1,245,184

Media — 2.2%
Comcast Cable Communications Holdings, Inc.,
8.38%, 3/15/13	750	836,100
News America Holdings, Inc.,
8.45%, 8/1/34	720	656,004
Time Warner Cable, Inc.,
8.25%, 2/14/14	450	501,485
Washington Post Co.,
7.25%, 2/1/19	455	456,029

		2,449,618

Oil & Exploration — 1.1%
ConocoPhillips,
5.75%, 2/1/19	185	190,582
Husky Energy, Inc.,
7.25%, 12/15/19	180	188,191
Marathon Oil Corp.,
7.50%, 2/15/19	110	116,228
Seariver Maritime, Inc.,
0.00%, 9/1/12	805	733,136

		1,228,137

Paper & Forest Products — 1.0%
International Paper Co.,
7.40%, 6/15/14(b)	1,090	1,074,736

See Accompanying Investment Abbreviations and Notes to Financial Statements.

PNC Funds, Inc.
TOTAL RETURN BOND FUND
Schedule of Portfolio Investments — Continued
May 31, 2009

	Par
	(000)	Value
CORPORATE BONDS — Continued
Retail — 0.7%
Kohl’s Corp.,
6.88%, 12/15/37	$895	$824,117

Telecommunications — 2.8%
AT&T, Inc.,
6.40%, 5/15/38	1,000	954,830
Time Warner, Inc.,
5.88%, 11/15/16	800	773,456
Verizon New Jersey, Inc.,
5.88%, 1/17/12	1,400	1,467,148

		3,195,434

Toys/Games/Hobbies — 0.2%
Hasbro, Inc.,
6.13%, 5/15/14	215	216,811

Transportation — 2.4%
Burlington Northern Santa Fe Corp.,
7.00%, 2/1/14	325	348,562
Canadian National Railway Co.,
5.55%, 3/1/19	490	501,358
Norfolk Southern Corp.,
5.75%, 1/15/16(c)	500	483,733
Union Pacific Corp.,
7.88%, 1/15/19	1,000	1,120,258
United Parcel Service, Inc.,
3.88%, 4/1/14	295	299,533

		2,753,444

Utilities — 3.5%
Atlantic City Electric Co.,
7.75%, 11/15/18	225	250,637
Consolidated Edison Co. of New York,
5.55%, 4/1/14	210	224,596
Dominion Resources, Inc.
8.88%, 1/15/19	445	521,669
6.40%, 6/15/18	1,000	1,038,710
Exelon Generation Co., LLC,
6.20%, 10/1/17	570	554,017
FPL Group Capital, Inc.,
7.88%, 12/15/15	575	661,256
National Fuel Gas Co.,
8.75%, 5/1/19	375	395,323
PacifiCorp,
5.50%, 1/15/19	170	176,522
Progress Energy Carolina,
5.30%, 1/15/19	105	107,844

		3,930,574

TOTAL CORPORATE BONDS (Cost $36,314,080)		37,188,416

	Par
	(000)	Value
U.S. TREASURY OBLIGATIONS — 9.6%
U.S. Treasury Notes — 7.6%
Bonds,
4.75%, 2/15/37	$2,705	$2,875,331
Notes,
3.63%, 5/15/13	295	315,120
4.25%, 8/15/14	2,660	2,901,480
4.00%, 8/15/18(b)	2,470	2,579,414

		8,671,345

U.S. Treasury Inflation Index Note — 2.0%
Note,
0.63%, 4/15/13	2,214	2,211,027

TOTAL U.S. TREASURY OBLIGATIONS (Cost $11,206,735)		10,882,372

COMMERCIAL MORTGAGE-BACKED SECURITIES — 7.6%
Citigroup Deutsche Bank Commercial Mortgage Trust, 2006-CD3, Class AAB,
5.61%, 10/15/48	1,100	1,024,528
Citigroup Deutsche Bank Commercial Mortgage Trust, 2007-CD4, Class ASB,
5.28%, 12/11/49	2,000	1,722,759
Commercial Mortgage Pass-Thru- Certificate, 2006-C8, Class A2B,
5.25%, 12/10/46	1,750	1,542,112
CS First Boston Mortgage Securities Corp., 2005-C3, Class A2,
4.51%, 7/15/37	1,415	1,384,336
LB-UBS Commercial Mortgage Trust, 2006-C3, Class A2,
5.53%, 3/15/32	1,150	1,116,103
Morgan Stanley Capital I, 2007- HQ11, Class A31,
5.44%, 2/12/44	435	374,807
Wachovia Bank Commercial Mortgage Trust, 2007-C31, Class A2,
5.42%, 4/15/47	1,725	1,544,275

TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES (Cost $8,817,616)		8,708,920

ASSET-BACKED SECURITIES — 5.7%
Capital One Multi-Asset Execution Trust, 2006-A6, Class A6,
5.30%, 2/18/14	170	178,260
Carmax Auto Owner Trust, 2009-1, Class A3,
4.12%, 3/15/13	500	508,426
See Accompanying Investment Abbreviations and Notes to Financial Statements.

PNC Funds, Inc.
TOTAL RETURN BOND FUND
Schedule of Portfolio Investments — Continued
May 31, 2009

	Par
	(000)	Value
ASSET-BACKED SECURITIES — Continued
Caterpillar Financial Asset Trust, 2008-A, Class A2B,
1.46%, 12/27/10(a)	$508	$508,000
Citibank Credit Card Issuance Trust, 2005-A7, Class A7,
4.75%, 10/22/12	195	201,889
CNH Equipment Trust, 2007-C, Class A3A,
5.21%, 12/15/11	939	951,700
CNH Equipment Trust, 2009-A, Class A3,
5.28%, 11/15/12	305	317,597
Discover Card Master Trust, 2008-A4, Class A4,
5.65%, 12/15/15	160	163,346
Honda Auto Receivables Owner Trust, 2009-2, Class A3,
2.79%, 1/16/12	395	397,686
John Deere Owner Trust, 2008-A, Class A2,
3.63%, 3/15/11	316	316,917
John Deere Owner Trust, 2008-A, Class A3,
4.18%, 6/15/12	180	181,649
MBNA Master Credit Card Trust, 2000-E, Class A,
7.80%, 10/15/12	430	453,813
Nissan Auto Receivables Owner Trust, 2009-A, Class A3,
3.20%, 2/15/13	850	861,724
USAA Auto Owner Trust, 2008-3, Class A3,
4.28%, 10/15/12	580	599,353
USAA Auto Owner Trust, 2009-1, Class A3,
3.02%, 6/17/13	495	499,355
World Omni Auto Receivables Trust, 2009-A, Class A3,
3.33%, 5/15/13	300	303,203

TOTAL ASSET-BACKED SECURITIES (Cost $6,282,259)		6,442,918

FOREIGN BONDS — 2.1%
Corporate Bonds — 2.1%
Cia Brasileira de Bebida,
8.75%, 9/15/13	725	837,375
Hutchison Whampoa International,
5.45%, 11/24/10(c)	900	935,772
Vedanta Resources PLC,
8.75%, 1/15/14(c)	575	560,625

TOTAL FOREIGN BONDS (Cost $2,201,361)		2,333,772

	Shares	Value
OPEN-END FUND — 2.0%
T. Rowe Price Institutional High Yield Fund	283,287	$2,286,126

TOTAL OPEN-END FUND (Cost $2,260,749)		2,286,126

MONEY MARKET FUND — 0.8%
PNC Prime Money Market Fund(d)	964,856	964,856

TOTAL MONEY MARKET FUND (Cost $964,856)		964,856

SECURITIES HELD AS COLLATERAL FOR SECURITIES ON LOAN — 4.7%(e)
Investment in securities lending short term investment portfolio		5,384,965

TOTAL SECURITIES HELD AS COLLATERAL FOR SECURITIES ON LOAN (Cost $5,893,599)		5,384,965

TOTAL INVESTMENTS IN SECURITIES — 103.7% (Cost $116,188,946)(g)		118,032,513

OTHER ASSETS — (3.7)%		(4,186,343)

NET ASSETS — 100.0%		$113,846,170

(a)	Variable or floating rate security. Rate disclosed is as of May 31, 2009.

(b)	A portion or all the amounts are temporarily on loan to an unaffiliated broker/dealer. (See Note 1H in Notes to Financial Statements.) The total value of securities on loan is $5,613,420.

(c)	Security exempt from registration under Rule 144A of the Securities Act of 1933 and may not be resold subject to that rule except to quaified institutional buyers. The Adviser, using procedures adopted by the Board of Directors, has deemed these securities to be liquid. These securities represent $1,980,130 or 1.7% of net assets as of May 31, 2009.

(d)	See Note 9 in Notes to Financial Statements regarding Affiliated Issuers.

(e)	See Note 1H in Notes to Financial Statements.

(f)	Shares are less than 500 and round to zero.

(g)	Aggregate cost for Federal income tax purposes is $116,238,169. The aggregate gross unrealized appreciation (depreciation) for all securities is as follows:

Excess of value over tax cost:	$4,072,885
Excess of tax cost over value:	$(2,278,541)
See Accompanying Investment Abbreviations and Notes to Financial Statements.

PNC Funds, Inc.
TOTAL RETURN BOND FUND
Schedule of Portfolio Investments — Concluded
May 31, 2009
Summary of inputs used to value the Fund’s net assets as of May 31, 2009 is as follows (See Note 1A in Notes to Financial Statements):

Assets — Investments in Securities
Valuation Inputs	Market Value
Level 1 — Quoted Prices	$3,250,982
Level 2 — Other Significant Observable Inputs	114,124,816
Level 3 — Significant Unobservable Inputs	656,715

Total Assets — Investments in Securities	$118,032,513

Assets — Other Assets*
Valuation Inputs	Market Value
Level 1 — Quoted Prices	$—
Level 2 — Other Significant Observable Inputs	—
Level 3 — Significant Unobservable Inputs	96,612

Total Assets — Other Assets*	$96,612

Following is a reconciliation of Level 3 investments for which significant unobservable inputs were used to determined fair value:

Valuation Inputs	Market Value
Balance as of May 31, 2008	$659,644
Accrued discounts/premiums	26,490
Realized gain (loss)	2,154
Changed in unrealized appreciation (depreciation)	(508,634)
Net purchases (sales)	(237,449)
Transfers in and/or out of Level 3	714,510

Balance as of May 31, 2009	$656,715

Assets — Other Assets*	Market Value
Balance as of May 31, 2008	$—
Net increase	96,612

Balance as of May 31, 2009	$96,612

*	Represents receivable for securities lending collateral shortfall.
See Accompanying Investment Abbreviations and Notes to Financial Statements.

PNC Funds, Inc.
MARYLAND TAX-EXEMPT BOND FUND
Schedule of Portfolio Investments
May 31, 2009

	Par
	(000)	Value
MUNICIPAL BONDS — 94.4%
District of Columbia — 2.1%
Washington D.C., Metropolitan Area Transit Authority, RB, Refunding INS: National-RE
5.00%, 1/1/12	$500	$534,500
INS: National-RE, FGIC
6.00%, 7/1/09	600	602,286
Ser B, INS: National-RE
5.00%, 7/1/10	300	312,432

		1,449,218

Maryland — 83.9%
Annapolis Refunding Public Improvements, GO,
5.00%, 11/1/16	440	444,227
Anne Arundel County GO,
5.00%, 3/1/16	750	818,842
GO, Prerefunded 3/1/12 @ 100
5.25%, 3/1/18	1,000	1,106,710
SO, National Business Park Project, TA, INS: County GTD,
5.13%, 7/1/22	1,000	1,081,250
SO, National Business Park Project, TA, Prerefunded 7/1/10 @ 102
7.38%, 7/1/28	800	872,376
Baltimore County, Catholic Health Initiatives, Ser A, RB,
5.00%, 9/1/21	500	517,775
Refunding, Metropolitan District, GO,
5.00%, 8/1/11	750	813,292
Baltimore, CPI, Ser A, GO, INS: AMBAC
5.00%, 10/15/19	715	786,843
GO, INS: National-RE
7.00%, 10/15/10	450	487,647
Waste Water Project, Ser A, RB, INS: National- RE, FGIC
5.00%, 7/1/22	1,000	1,045,710
Waste Water Project, Ser A, RB, Prerefunded 7/1/15 @ 100, INS: National-RE
5.00%, 7/1/21	1,000	1,156,610
Waste Water Project, Ser B, RB, Prerefunded 7/1/15 @ 100, INS: National-RE
5.00%, 7/1/30	1,500	1,734,915
Water Project, Ser A, RB, Prerefunded 7/1/13 @ 100, INS: FGIC
5.00%, 7/1/33	2,000	2,259,780
Charles County, County Commissioners, CPI, GO
5.00%, 3/1/12	1,000	1,098,560
5.00%, 3/1/18	1,000	1,170,390

	Par
	(000)	Value
MUNICIPAL BONDS — Continued
Maryland — Continued
Frederick County, Public Improvements, Ser A, GO,
5.00%, 3/1/23	$500	$553,175
Frederick County, Refunding, Public Facilities, GO,
5.00%, 8/1/17	1,730	1,960,696
Harford County, GO
5.00%, 7/15/20	600	660,246
5.00%, 7/15/22	1,290	1,398,631
Unrefunded Balance,
5.00%, 12/1/14	125	125,569
Howard County, CPI, Ser B, GO,
5.00%, 2/15/14	1,000	1,137,760
Maryland Environmental Services, Lease Revenue, Cecil County Landfill Project, RB
5.13%, 9/1/10	180	187,283
5.30%, 9/1/12	250	261,760
Maryland State Community Development Administration, Department of Housing & Community Development, Infrastructure Financing, Ser B, RB, INS: National-RE
5.13%, 6/1/17	230	231,233
5.15%, 6/1/22	245	245,074
Maryland State Department of Transportation, RB,
5.00%, 9/1/22	2,000	2,231,740
Maryland State Economic Development Corp., RB Department of Transportation Headquarters,
5.00%, 6/1/15	450	483,948
University of Maryland, College Park Project Student Housing Revenue, Prerefunded 6/1/13 @ 100,
6.50%, 6/1/27	1,350	1,596,929
Utility Infrastructure, INS: AMBAC,
5.38%, 7/1/14	490	517,626
Maryland State Health & Higher Educational Facilities Authority, RB Board of Child Care
5.38%, 7/1/32	500	494,440
Carroll Hospital Center
5.00%, 7/1/36	1,000	852,720
College of Notre Dame, INS: National-RE
5.30%, 10/1/18	460	514,947
Goucher College
5.38%, 7/1/25	500	502,290
See Accompanying Investment Abbreviations and Notes to Financial Statements.

PNC Funds, Inc.
MARYLAND TAX-EXEMPT BOND FUND
Schedule of Portfolio Investments — Continued
May 31, 2009

	Par
	(000)	Value
MUNICIPAL BONDS — Continued
Maryland — Continued
Lifebridge Health, INS: Assured GTD
5.00%, 7/1/19	$1,000	$1,071,270
Pooled Loan Program, Ser A, LOC: JPMorgan Chase Bank
0.30%, 4/1/35 (a)	1,500	1,500,000
University of Maryland Medical System, Ser A
4.50%, 7/1/26	200	174,558
Upper Chesapeake Hospital, Ser A, LOC: Bank of America N.A.
0.26%, 1/1/43 (a)	400	400,000
Western Maryland Health System, Refunding, Ser A, INS: National-RE, FHA
5.00%, 7/1/21	750	765,653
Maryland State IDA, American Center for Physics, Refunding, RB,
5.25%, 12/15/14	500	534,815
Maryland State Transportation Authority, RB, GRAN,
5.25%, 3/1/19	860	1,018,412
Maryland State Transportation Authority, RB, INS: FSA,
5.00%, 7/1/20	1,000	1,110,670
Maryland State Water Quality Financing Administration, Revolving Loan Funding, Ser A, RB,
5.00%, 3/1/24	1,175	1,279,916
Maryland State, State & Local Facilities Loan, Second Ser, GO,
5.00%, 8/1/16	2,000	2,205,520
Montgomery County, BAN, Ser A, GO,
0.40%, 6/1/26 (a)	1,300	1,300,000
Economic Development, Trinity Health Care Group, RB
5.50%, 12/1/16	930	974,966
Revenue Authority Lease, Refunding, Olney Indoor Swim Center Project, Ser C, RB
5.25%, 10/1/12	140	140,561
Montgomery County, CPI, Ser A, GO,
5.00%, 5/1/12	1,000	1,104,750
New Baltimore Board of School Commisioners, School System, RB,
5.13%, 11/1/14	455	474,806
Prince Georges County, CPI, Ser A, GO, Prerefunded 10/1/13 @ 100
5.00%, 10/1/23	1,685	1,918,288

	Par
	(000)	Value
MUNICIPAL BONDS — Continued
Maryland — Continued
IDA, Hyattsville District Court Facilities, Ser A, RB
6.00%, 7/1/09	$345	$345,034
IDA, Refunding, Upper Marlboro Justice, Ser A, RB, INS: National-RE
5.00%, 6/30/17	500	545,095
5.00%, 6/30/19	710	763,222
Woodview Village, Phase II-Sub District, SO, RB, Prerefunded 7/1/12 @ 102
7.00%, 7/1/32	1,179	1,400,581
Queen Anne’s County, Refunding, GO, INS: National-RE, FGIC,
5.00%, 11/15/10	400	422,496
Saint Mary’s County,County Commissioners, St. Mary’s Hospital, GO,
5.00%, 10/1/09	880	891,889
5.00%, 10/1/20	1,000	1,069,930
Talbot County, Public Facilities, GO,
5.00%, 3/15/12	480	525,893
University of Maryland, System Auxiliary Facilities & Tuition, RB, Ser A,
5.00%, 4/1/18	1,200	1,391,940
Washington County, Public Improvements, GO INS: National-RE, FGIC
5.00%, 1/1/16	675	678,537
Prerefunded 1/1/10 @ 101, INS: National-RE, FGIC
5.50%, 1/1/20	300	311,760
Washington Suburban Sanitation District, General Construction, GO, Prerefunded 6/1/10 @ 100
5.25%, 6/1/24	440	461,023
Refunding, General Construction, GO,
5.00%, 6/1/19	680	754,106
Water Supply, GO,
5.00%, 6/1/20	1,000	1,100,910
Westminster Educational Facilities, McDaniel College Inc., RB
5.00%, 11/1/21	160	153,003
5.00%, 11/1/23	240	226,102
Wicomico County, Refunding, CPI, GO, INS: National-RE, FGIC,
5.00%, 2/1/15	755	756,631

		57,123,331

Puerto Rico — 8.4%
Puerto Rico Commonwealth Highway & Transportation Authority,
5.75%, 7/1/41	1,350	1,511,959
See Accompanying Investment Abbreviations and Notes to Financial Statements.

PNC Funds, Inc.
MARYLAND TAX-EXEMPT BOND FUND
Schedule of Portfolio Investments — Concluded
May 31, 2009

	Par
	(000)	Value
MUNICIPAL BONDS — Continued
Puerto Rico — Continued
Puerto Rico Commonwealth Highway & Transportation Authority, RB, Ser Y,
6.25%, 7/1/13	$1,000	$1,049,680
Puerto Rico Commonwealth, Public Improvements, Ser A, GO, INS: National-RE, IBC,
5.25%, 7/1/21	1,000	980,690
Puerto Rico Electric Power Authority, Refunding, Ser SS, RB, INS: National-RE,
5.00%, 7/1/19	1,000	1,008,300
Puerto Rico Public Buildings Authority, Government Facilities, Ser I, RB, Prerefunded 7/1/14 @ 100, INS: Commonwealth GTD,
5.50%, 7/1/21	1,000	1,148,380

		5,699,009

TOTAL MUNICIPAL BONDS (Cost $62,374,013)		64,271,558

TOTAL INVESTMENTS IN SECURITIES — 94.4% (Cost $62,374,013) (b)		64,271,558
OTHER ASSETS IN EXCESS OF LIABILITIES — 5.6%		3,809,793

NET ASSETS — 100.0%		$68,081,351

(a)	Variable or floating rate security. Rate disclosed is as of May 31, 2009.

(b)	Aggregate cost for Federal income tax purposes is $62,374,013. The aggregate gross unrealized appreciation (depreciation) for all securities is as follows:

Excess of value over tax cost:	$2,286,247
Excess of tax cost over value:	$(388,702)
Summary of inputs used to value the Fund’s net assets as of May 31, 2009 is as follows (See Note 1A in Notes to Financial Statements):

Assets—Investments in Securities
Valuation Inputs	Market Value
Level 1 — Quoted Prices	$—
Level 2 — Other Significant Observable Inputs	64,271,558
Level 3 — Significant Unobservable Inputs	—

Total Assets — Investments in Securities	$64,271,558

See Accompanying Investment Abbreviations and Notes to Financial Statements.

PNC Funds, Inc.
TAX -EXEMPT LIMITED MATURITY BOND FUND
Schedule of Portfolio Investments
May 31, 2009

	Par
	(000)	Value
MUNICIPAL BONDS —100.8%
Alaska — 1.3%
Valdez Marine Terminal, RB, BP Pipelines, Inc., Ser B, VRDB,
0.13%, 7/1/37 (a)	$1,000	$1,000,000

Arizona — 4.8%
Arizona School Facilities Board RB, State School Improvement, Prerefunded 7/1/11 @ 100,
5.50%, 7/1/12	1,395	1,525,572
Arizona State Transportation Board Highway RB,
5.25%, 7/1/13	1,000	1,070,880
University of Arizona, University RB, Refunding System, INS: FSA,
5.25%, 6/1/09	1,050	1,050,000

		3,646,452

California — 0.1%
California State, Variable Purpose, GO,
5.00%, 3/1/12	40	42,558

Colorado — 1.4%
Regional Transportation District, Sales Tax RB, Ser B, INS: AMBAC,
5.25%, 11/1/11	1,000	1,093,950

District of Columbia — 1.4%
District of Columbia, Income Tax RB, Ser B,
5.00%, 12/1/12	1,000	1,106,470

Florida — 6.1%
Citizens Property Insurance Corp., Senior Secured High Activity, Ser A-1, RB,
6.00%, 6/1/16	1,800	1,880,316
Citizens Property Insurance Corp., Senior Secured High Risk Notes, Ser A-2, RN, INS: GO of Corp.,
4.50%, 6/1/09	1,000	1,000,000
Florida State Division of Bond Finance Department General Services RB, Environmental Protection-Preservation, Ser 2000-B, INS: FSA,
5.25%, 7/1/13	1,810	1,815,231

		4,695,547

Hawaii — 1.9%
Hawaii State, Ser DE, GO, INS: National-RE,
5.00%, 10/1/12	1,340	1,484,747

Illinois — 6.1%
Chicago Park District, Limited Tax, Ser C, GO, Prerefunded 7/1/11 @ 100, INS: FGIC,
5.50%, 1/1/20	1,500	1,638,780

	Par
	(000)	Value
MUNICIPAL BONDS — Continued
Illinois — Continued
Chicago, Variable Projects, Ser B-1, GO, VRDB,
0.15%, 1/1/34 (a)	$900	$900,000
Illinois Finance Authority RB, Art Institute of Chicago, Ser A,
5.25%, 3/1/19	1,000	1,059,380
Illinois State Sales Tax RB,
5.38%, 6/15/13	1,000	1,068,770

		4,666,930

Kansas — 1.3%
Olathe Health Facilities RB, Olathe Medical Center, Mandatory put 3/1/13 @ 100, Ser A,
4.13%, 9/1/37 (a)	1,000	1,005,750

Maryland — 7.3%
Anne Arundel County, Refunding, Consolidated Water & Sewer, GO,
5.00%, 3/1/14	1,000	1,135,600
Baltimore, Waste Water Project, Ser B, RB, Prerefunded 7/1/15 @ 100, INS: National-RE,
5.00%, 7/1/30	500	578,305
Carroll County, CPI, GO,
5.00%, 11/1/11	1,000	1,093,040
Maryland State, State and Local Facilities Loan, 2nd Ser, GO,
5.00%, 8/1/15	1,395	1,619,735
Maryland Water Quality Financing Administration, Revolving Loan Fund RB, Ser A,
5.00%, 3/1/14	1,000	1,124,500

		5,551,180

Massachusetts — 3.1%
Massachusetts State Development Finance Agency RB, Phillips Academy,
5.00%, 9/1/14	780	890,503
Massachusetts State Health & Educational Facilities Authority RB, Simmons College, Ser F, Prerefunded 10/1/13 @ 100, INS: FGIC GO of Institution,
5.00%, 10/1/33	1,295	1,465,603

		2,356,106

Michigan — 6.6%
Detroit, Revenue Antic Notes, RN,
5.00%, 3/1/10	1,000	1,008,180
Detroit, Ser A, GO, INS: XLCA,
5.25%, 4/1/18	1,000	826,460
See Accompanying Investment Abbreviations and Notes to Financial Statements.

PNC Funds, Inc.
TAX-EXEMPT LIMITED MATURITY BOND FUND
Schedule of Portfolio Investments — Continued
May 31, 2009

	Par
	(000)	Value
MUNICIPAL BONDS — Continued
Michigan — Continued
Michigan State Building Authority RB, Refunding Facilities Program, Ser 1,
5.25%, 10/15/13	$1,030	$1,037,910
University of Michigan, Ser A, RB, VRDB,
0.25%, 12/1/37 (a)	300	300,000
Woodhaven Brownstown School District, GO, Prerefunded 5/1/12 @ 100, INS: Q-SBLF,
5.38%, 5/1/16	1,710	1,904,256

		5,076,806

Minnesota — 2.8%
Minneapolis Health Care Systems RB, Allina Health System, Ser A, Prerefunded 11/15/12 @ 100,
6.00%, 11/15/23	1,000	1,150,010
Scott County, Grant Anticipation Notes, GO,
4.00%, 12/1/10	1,000	1,010,280

		2,160,290

Missouri — 2.6%
Missouri State Highways & Transit Commission, State Road RB, Ser A,
5.00%, 2/1/13	1,800	1,955,340

Nevada — 4.0%
Nevada State, Refunding, Ser A, GO,
5.00%, 7/1/13	1,080	1,082,020
Reno Sales Tax RB, Senior Lien, Reno Project, VRBD, LOC: Bank of New York,
0.25%, 6/1/42 (a)	2,000	2,000,000

		3,082,020

New Jersey — 2.1%
New Jersey State Transportation Trust Fund Authority, Transportation System, Ser B, RB, ETM, INS: National-RE,
6.50%, 6/15/10	1,500	1,592,160

New York — 8.5%
Erie County, Public Improvements, Ser A, GO, INS: National-RE,
5.00%, 12/1/14	1,000	1,052,410
Nassau County Interim Finance Authority, Sales Tax, Ser A, RB,
5.00%, 11/15/13	1,000	1,121,670
New York City, Ser G, GO
5.00%, 8/1/09	1,130	1,137,887
5.00%, 8/1/11	750	798,983

	Par
	(000)	Value
MUNICIPAL BONDS — Continued
New York — Continued
Tobacco Settlement Financing Corp., Asset Backed, Ser A-1, RB,
5.50%, 6/1/16	$1,300	$1,326,091
Tobacco Settlement Financing Corp., Asset Backed, Ser B, RB,
5.00%, 6/1/12	1,000	1,052,180

		6,489,221

North Carolina — 5.5%
Charlotte-Mecklenburg Hospital Authority, Carolinas Healthcare System RB, Ser A, Prerefunded 1/15/15 @ 100,
5.00%, 1/15/45	1,500	1,718,175
North Carolina State, Highway Improvement, GO,
5.00%, 5/1/14	1,000	1,113,500
University of North Carolina, University RB, Refunding, Ser B,
5.00%, 12/1/11	1,250	1,368,000

		4,199,675

Ohio — 3.0%
Ohio State Water Development Authority RB, Ser A,
5.00%, 6/1/12	1,145	1,261,561
Ohio State, Major New State Infrastructure Project RB, Ser 2008-1,
5.00%, 6/15/11	1,000	1,073,170

		2,334,731

Pennsylvania — 8.7%
Allegheny County Hospital Development Authority RB, University of Pittsburgh Medical Center, Ser A,
5.00%, 9/1/10	1,000	1,042,970
Pennsylvania State Higher Educational Facilties Authority, University of Scraton, RB,
5.00%, 5/1/11	1,000	1,058,670
Pennsylvania State Higher Eductational Facilities Authority, College & University RB, Marywood University Program, Prerefunded 6/1/10 @ 100, INS: National-RE,
5.50%, 6/1/18	1,430	1,498,926
Pennsylvania State, Fourth Ser, GO,
5.00%, 7/1/14	1,800	2,044,566
See Accompanying Investment Abbreviations and Notes to Financial Statements.

PNC Funds, Inc.
TAX-EXEMPT LIMITED MATURITY BOND FUND
Schedule of Portfolio Investments — Concluded
May 31, 2009

	Par
	(000)	Value
MUNICIPAL BONDS — Continued
Pennsylvania — Continued
Philadelphia Parking Authority, Parking RB,
5.00%, 9/1/12	$1,000	$1,031,310

		6,676,442

Puerto Rico — 1.4%
Puerto Rico Commonwealth Highway & Transportation Authority, RB, Ser Y,
6.25%, 7/1/13	1,000	1,049,680

Rhode Island — 1.5%
Rhode Island State & Providence Plantations, Refunding Consolidated Capital Development Loan, Ser A, GO,
5.00%, 7/15/13	1,000	1,119,230

South Carolina — 2.1%
South Carolina State Public Service Authority Revenue, Ser A, RB, INS: FSA,
5.00%, 1/1/13	1,460	1,607,299

Texas — 10.6%
Harris County, Cultural Education, Facilities Finance Corporate RB,
5.00%, 6/1/13	1,800	1,930,356
Houston Health Facilities Development Corp., Retirement Facility RB, Buckingham Senior Living Community, Ser A, Prerefunded 2/15/14 @ 101,
7.13%, 2/15/34	1,000	1,211,250
Houston, Ser E, GO, INS: AMBAC,
5.00%, 3/1/15	1,000	1,128,400
Tarrant County Cultural Education Facilities Finance Corp., Texas Health Resources, Ser G, RB, VRDB, SPA: Bank of America N.A.,
0.20%, 11/15/33 (a)	2,750	2,750,000
Texas State Transportation Commission, First Tier, RB,
5.00%, 4/1/13	1,000	1,116,260

		8,136,266

Virginia — 5.0%
Fairfax County, Ser A, GO, Prerefunded 6/1/10 @ 101, INS: State Aid Withholding,
5.00%, 6/1/19	1,500	1,582,890
Virginia State, Ser A, GO,
5.00%, 6/1/13	2,000	2,260,460

		3,843,350

	Par
	(000)	Value
MUNICIPAL BONDS — Continued
Washington — 1.6%
Richland Electric RB, Prerefunded 5/1/11 @ 100, INS: National-RE,
5.10%, 11/1/22	$1,115	$1,194,923

TOTAL MUNICIPAL BONDS (Cost $75,294,629)		77,167,123

TOTAL INVESTMENTS IN SECURITIES — 100.8% (Cost $75,294,629) (b)		77,167,123
LIABILITIES IN EXCESS OF OTHER ASSETS — (0.8)%		(642,699)

NET ASSETS — 100.0%		$76,524,424

(a)	Variable or floating rate security. Rate disclosed is as of May 31, 2009.

(b)	Aggregate cost for Federal income tax purposes is $75,294,629. The aggregate gross unrealized appreciation (depreciation) for all securities is as follows:

Excess of value over tax cost:	$2,112,737
Excess tax cost over value:	$(240,243)
Summary of inputs used to value the Fund’s net assets as of May 31, 2009 is as follows (See Note 1A in Notes to Financial Statements):

Assets—Investments in Securities
Valuation Inputs	Market Value
Level 1 — Quoted Prices	$—
Level 2 — Other Significant Observable Inputs	77,167,123
Level 3 — Significant Unobservable Inputs	—

Total Assets — Investments in Securities	$77,167,123

See Accompanying Investment Abbreviations and Notes to Financial Statements.

PNC Funds, Inc.
NATIONAL TAX-EXEMPT BOND FUND
Schedule of Portfolio Investments
May 31, 2009

	Par
	(000)	Value
MUNICIPAL BONDS —99.3%
Alabama — 2.4%
Auburn University, RB, General Fee Revenue, Ser A, INS: National-RE,
5.50%, 6/1/13	$1,000	$1,072,170
Huntsville, Refunding, Capital Improvements, Warrants — Ser A, GO,
5.00%, 9/1/12	1,000	1,109,400

		2,181,570

Alaska — 2.5%
Alaska State Housing Finance Corp., State Capital Project, Ser B, RB, INS: National-RE,
5.00%, 12/1/18	2,085	2,292,186

Arizona — 3.9%
Arizona Tourism & Sports Authority Tax RB, Multipurpose Stadium Facility, Ser A, INS: National-RE, Prerefunded 7/1/13 @ 100,
5.38%, 7/1/21	2,135	2,443,721
Scottsdale Arizona Municipal Property Corp., Excise Tax RB, Water & Sewer Development Project, Ser A,
5.00%, 7/1/12	1,000	1,105,830

		3,549,551

California — 8.9%
California Health Facilities Financing Authority RB, Catholic Healthcare West Refunding, Mandatory Put 7/1/14 @ 100, Ser I, VRDB,
4.95%, 7/1/26 (a)	1,800	1,815,192
California State Department of Water Resources, Power Supply Revenue, RB,
5.00%, 5/1/20	1,120	1,196,294
Glendale Unified School District, Ser D, GO, INS: National-RE,
5.25%, 9/1/17	1,500	1,578,675
Golden State Tobacco Securitization Corp., Tobacco Settlement RB, Ser 2003 A1, Prerefunded 6/1/13 @ 100,
6.75%, 6/1/39	2,000	2,336,140
Los Angeles Unified School District, Election 2004, Ser H, GO, INS: FSA,
5.00%, 7/1/16	1,000	1,111,830

		8,038,131

Delaware — 1.3%
Delaware State, Series 2009A, GO,
5.00%, 1/1/14	1,000	1,135,760

District of Columbia — 1.2%
District of Columbia, Income Tax RB, Ser B,
5.00%, 12/1/12	1,000	1,106,470

	Par
	(000)	Value
MUNICIPAL BONDS — Continued
Florida — 3.1%
Citizens Property Insurance Corp., Senior Secured High Activity, Ser A-1, RB,
6.00%, 6/1/16	$1,000	$1,044,620
Florida State Board of Education, Capital Outlay, 2008 — Ser B, GO,
5.00%, 6/1/20	590	656,782
Lee County Transportation Facilities, Refunding, Ser A, RB, INS: AMBAC,
5.50%, 10/1/14	1,000	1,057,150

		2,758,552

Georgia — 1.3%
Georgia State, Refunding, Series C, GO,
5.50%, 7/1/14	1,000	1,167,650

Idaho — 1.2%
Ada & Canyon Counties, Joint School District Number 2 Meridan, GO, Ins: School Board Guaranty,
5.13%, 7/30/19	1,000	1,066,030

Illinois — 4.4%
Chicago, Refunding, Ser A-2, GO, INS: AMBAC,
6.25%, 1/1/13	1,000	1,159,540
Illinois Educational Facilities Authority Student Housing RB, Educational Advancement Fund, University Center Project, Prerefunded 5/1/12 @ 101,
6.00%, 5/1/22	1,000	1,139,430
Illinois Finance Authority RB, Art Institute of Chicago, Ser A,
5.25%, 3/1/19	1,000	1,059,380
Will Grundy Counties, Community College District No.525, Joilet Jr. College, GO,
6.25%, 6/1/24	500	575,720

		3,934,070

Maryland — 2.4%
Maryland State, State & Local Facilities Loan, 2nd Series, GO,
5.00%, 8/1/14	1,875	2,150,475

Massachusetts — 5.1%
Massachusetts Bay Transportation Authority, General Transportation System, Ser C, GO, INS: National-RE FGIC,
5.50%, 3/1/13	3,000	3,383,850
See Accompanying Investment Abbreviations and Notes to Financial Statements.

PNC Funds, Inc.
NATIONAL TAX-EXEMPT BOND FUND
Schedule of Portfolio Investments — Continued
May 31, 2009

	Par
	(000)	Value
MUNICIPAL BONDS — Continued
Massachusetts — Continued
Massachusetts State Water Pollution Abatement Trust Refunding, Pool PG, RB,
5.25%, 8/1/17	$1,000	$1,184,010

		4,567,860

Michigan — 4.8%
Michigan State Building Authority RB, Refunding Facilities Program, Ser I,
5.13%, 10/15/20	1,000	1,011,140
Southfield Library Buliding Authority, Refunding, GO, INS: National-RE,
5.00%, 5/1/17	1,135	1,253,210
Warren Consolidated School District, Refunding, GO, INS: Q-SBLF
5.25%, 5/1/17	1,930	2,088,337

		4,352,687

Missouri — 1.3%
Missouri State Highways & Transportation Commission, State Road RB, Second Lien,
5.00%, 5/1/17	1,000	1,162,830

Nebraska — 3.1%
Lancaster County, Nebraska School District No 1, Lincoln Public Schools, GO,
5.00%, 1/15/20	2,460	2,821,768

Nevada — 3.2%
Clark County Passenger Facility Charge, RB, Las Vegas-McCarran International Airport, Ser A,
5.00%, 7/1/12	1,000	1,052,340
Reno Sales Tax RB, Senior Lien, Reno Project, VRBD, LOC: Bank of New York,
0.25%, 6/1/42 (a)	1,800	1,800,000

		2,852,340

New Jersey — 3.5%
New Jersey Economic Development Authority RB, School Facility Construction T1, INS: FSA,
5.00%, 9/1/11	3,000	3,163,260

New York — 9.5%
Nassau County Interim Finance Authority, Sales Tax Secured, Ser A, RB,
5.00%, 11/15/14	1,000	1,128,250

	Par
	(000)	Value
MUNICIPAL BONDS — Continued
New York — Continued
New York State Dormitory Authority, RB, Non State Supported Debt, Residential Institution for Children, INS: SONYMA,
5.00%, 6/1/15	$650	$725,751
New York State Environmental Facilities Corp., State Clean Water & Drinking, Revolving Funds, New York City Municipal Water Project, Ser B, RB,
5.25%, 6/15/16	1,350	1,478,075
New York State Thruway Authority, Highway & Bridge Trust Fund, Refunding, Ser C, RB, INS: National-RE,
5.25%, 4/1/11	2,000	2,132,800
New York State Urban Development Corp. RB, State Personal Income Tax, Series B-1,
5.00%, 3/15/14	1,250	1,391,813
Tobacco Settlement Financing Corp., Asset Backed, Ser A-1, RB,
5.50%, 6/1/16	1,690	1,723,918

		8,580,607

North Carolina — 1.1%
North Carolina Medical Care Commission Health Systems RB, Mission Health Combined Group,
5.00%, 10/1/22	1,000	1,030,140

Ohio — 5.1%
Ohio State, Common Schools, Series A, GO,
5.00%, 9/15/17	3,000	3,346,620
Richland County Hospital Facilities Improvements RB, MedCentral Health, Ser B, Prerefunded 11/15/10 @ 101,
6.38%, 11/15/30	1,165	1,267,287

		4,613,907

Pennsylvania — 9.6%
Allegheny County Hospital Development Authority RB, University of Pittsburgh Medical Center, Ser A,
5.00%, 9/1/11	1,000	1,047,270
Chester County, Unrefunded Balance, GO,
5.50%, 11/15/15	2,235	2,409,956
See Accompanying Investment Abbreviations and Notes to Financial Statements.

PNC Funds, Inc.
NATIONAL TAX-EXEMPT BOND FUND
Schedule of Portfolio Investments — Concluded
May 31, 2009

	Par
	(000)	Value
MUNICIPAL BONDS — Continued
Pennsylvania — Continued
Mifflin County Hospital Authority, RB, INS: Radian, Prerefunded 1/1/11 @ 101,
6.00%, 7/1/15	$1,895	$2,055,639
Northampton County General Purpose Authority, Lafayette College, RB,
5.00%, 11/1/18	1,575	1,807,911
Pennsylvania Higher Educational Facilties Authority RB, Association of Independent Colleges & Universities, Ser-FF2, INS: Radian,
5.00%, 12/15/16	1,425	1,357,013

		8,677,789

Puerto Rico — 2.5%
Puerto Rico Commonwealth Highway & Transportation Authority, RB, Ser Y,
6.25%, 7/1/13	1,000	1,049,680
Puerto Rico Electric Power Authority, Ser RR, RB, INS: FGIC, Prerefunded 7/01/15 @ 100,
5.00%, 7/1/35	1,000	1,165,890

		2,215,570

South Carolina — 2.3%
Columbia COP, Tourism Development Fee Pledge, INS: AMBAC,
5.25%, 6/1/17	1,895	2,035,893

Texas — 8.3%
Austin Independent School District, Refunding, GO, INS: PSF-GTD,
5.00%, 8/1/16	2,500	2,884,350
Harris County Cultural Education Facilities Finance Corp. RB, Methodist Hospital System,
5.00%, 6/1/14	750	803,273
Harris County, Ser A, GO, Prerefunded 10/1/19 @ 100
5.00%, 10/1/22	1,000	1,100,770
Harris County, Unrefunded Balance, GO,
5.38%, 10/1/16	1,465	1,560,987
North Texas Municipal Water District, Regional Waste Water, RB,
5.00%, 6/1/19	1,000	1,110,000

		7,459,380

	Par
	(000)	Value
MUNICIPAL BONDS — Continued
Utah — 1.7%
Salt Lake City, Sales Tax RB, Series A,
5.00%, 10/1/16	$1,310	$1,527,997

Washington — 5.0%
Energy Northwest Washington Electric RB, Refunding Columbia Generating, Ser A,
5.50%, 7/1/15	2,000	2,297,420
Washington State, Various Purpose, Series R-A, GO, Ins: AMBAC,
5.00%, 1/1/14	2,000	2,244,420

		4,541,840

Wisconsin — 0.6%
Wisconsin State Transportation, RB, Ser A,
5.00%, 7/1/18	500	573,375

TOTAL MUNICIPAL BONDS (Cost $87,276,756)		89,557,688

TOTAL INVESTMENTS IN SECURITIES — 99.3% (Cost $87,276,756) (b)		89,557,688
OTHER ASSETS IN EXCESS OF LIABILITIES — 0.7%		608,586

NET ASSETS — 100.0%		$90,166,274

(a)	Variable or floating rate security. Rate disclosed is as of May 31, 2009.

(b)	Aggregate cost for Federal income tax purpose is $87,276,756. The aggregate gross unrealized appreciation (depreciation) for all securities is as follows:

Excess of value over tax cost:	$2,584,289
Excess of tax cost over value:	$(303,357)
Summary of inputs used to value the Fund’s net assets as of May 31, 2009 is as follows (See Note 1A in Notes to Financial Statements):

Assets — Investments in Securities
Valuation Inputs	Market Value
Level 1 — Quoted Prices	$—
Level 2 — Other Significant Observable Inputs	89,557,688
Level 3 — Significant Unobservable Inputs	—

Total Assets — Investments in Securities	$89,557,688

See Accompanying Investment Abbreviations and Notes to Financial Statements.

PNC Funds, Inc.
INVESTMENT ABBREVIATIONS

ADR	American Depository Receipt
AMBAC	American Municipal Bond Insurance Corp.
BAN	Bond Anticipation Note
CL	Class
COP	Certificate of Participation
CPI	Consolidated Public Improvement
ETF	Exchange Traded Fund
ETM	Escrowed to Maturity
EUR	Euro Dollar
FDIC	Federal Deposit Insurance Corp.
FGIC	Financial Guaranty Insurance Co.
FHA	Federal Housing Administration
FSA	Federal Security Assurance
FSCA	Federal and Federally Sponsored Credit Agencies
GO	General Obligation
GDR	Global Depository Receipt
GRAN	Grant and Revenue Anticipation Notes
GTD	Guaranteed
IDA	Industrial Development Agency
INS	Insured
LLC	Limited Liability Co.
LOC	Letter of Credit
MSCI	Morgan Stanley Capital International
National-RE	National Public Finance Guarantee
PCR	Pollution Control Revenue
PLC	Public Liability Co.
PSF-GTD	Permanent School Fund Guaranteed
Q-SBLF	Qualified School Bond Loan Fund
RAN	Revenue Anticipation Note
RB	Revenue Bond
REIT	Real Estate Investment Trust
RN	Revenue Note
Ser	Series
SO	Special Obligation
SONYMA	State of New York Mortgage Agency
SP ADR	Sponsored ADR
SP GDR	Sponsored GDR
SPA	Standby Purchase Agreement
TA	Tax Allocation
TECP	Tax-Exempt Commercial Paper
TLGP	Temporary Liquidity Guarantee Program
TRAN	Tax and Revenue Anticipation Note
VRDB	Variable Rate Demand Bond
XLCA	XL Capital Assurance

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PNC Funds, Inc.
Statements of Assets and Liabilities
May 31, 2009

	Prime	Government	Tax-Exempt
	Money	Money	Money	Capital	International
	Market	Market	Market	Opportunities	Equity
	Fund	Fund	Fund	Fund	Fund
ASSETS
Unaffiliated investments in securities, at cost	$570,223,932	$330,019,334	$224,158,076	$34,214,856	$137,703,131
Affiliated investments in securities at cost (Note 9)	—	—	—	—	—
Repurchase agreements, at cost and value	57,000,000	162,000,000	—	—	4,175,000
Net unrealized appreciation (depreciation) on unafilliated investments	—	—	—	(510,578)	17,081,270

Total Investment in Securities*	627,223,932	492,019,334	224,158,076	33,704,278	158,959,401

Cash	—	—	90,644	12,482	1,790
Foreign currency, at value**	—	—	—	—	110,620
Unrealized appreciation on spot foreign currency exchange contracts	—	—	—	—	39
Unrealized appreciation on forward foreign currency exchange contracts	—	—	—	—	363,830
Interest and dividends receivable	453,546	312,748	844,438	30,783	998,918
Receivable for capital shares issued	—	—	—	800	—
Receivable for investments sold	—	—	2,002,758	321,821	620,337
Receivable for securities lending collateral shortfall***	—	—	—	364,819	163,467
Reclaims receivable	—	—	—	—	289,334
Receivable from Investment Adviser	—	—	—	—	—
Prepaid expenses and other assets	164,503	98,034	62,911	20,372	51,641

Total Assets	627,841,981	492,430,116	227,158,827	34,455,355	161,559,377

LIABILITIES
Cash overdraft	—	—	—	—	—
Unrealized depreciation on forward foreign currency contracts	—	—	—	—	594,034
Unrealized depreciation on spot foreign currency contracts	—	—	—	—	12,335
Distributions payable	83,589	27,239	25,425	—	—
Payable for capital shares redeemed	—	—	—	5,470	291,977
Payable for investments purchased	12,796,750	2,998,500	—	85,094	1,557,082
Payable for return of collateral received for securities on loan	—	—	—	4,853,125	13,775,221
Accrued expenses and other payables:
Investment advisory fees	89,559	55,515	26,089	9,376	173,723
Fund administration fees	65,628	47,473	25,441	3,128	15,001
Chief Compliance Officer fees	1,716	1,716	1,716	1,716	1,716
Accounting fees	8,009	7,552	6,465	1,900	19,003
Audit fees	11,963	11,963	11,963	11,963	11,963
Legal fees	15,510	13,218	10,871	10,656	12,159
Transfer agent fees	10,122	4,594	3,721	9,245	13,483
Directors’ fees	177	177	177	178	177
Distribution and service fees	28,887	232	187	252	623
Other	16,206	14,082	9,857	10,714	93,960

Total Liabilities	13,128,116	3,182,261	121,912	5,002,817	16,572,457

NET ASSETS	$614,713,865	$489,247,855	$227,036,915	$29,452,538	$144,986,920

*	Includes value of securities on loan of $3,777,609; $14,002,409; $2,530,930; $4,938,315 and $5,613,420 for Capital Opportunities Fund, International Equity Fund, Diversified Real Estate Fund, Limited Maturity Bond Fund and Total Return Bond Fund, respectively.

**	Foreign currency held at cost for the International Equity Fund is $108,932.

***	See Note 1H in Notes to Financial Statements.

#	See Note 6 for the Line of Credit information.

Amounts designated as “—” are either $0 or round to $0.
See Accompanying Notes to Financial Statements.

PNC Funds, Inc.
Statements of Assets and Liabilities
May 31, 2009

						Tax-Exempt
	Diversified		Limited	Total	Maryland	Limited	National
	Real Estate		Maturity	Return	Tax-Exempt	Maturity	Tax-Exempt
	Fund		Bond Fund	Bond Fund	Bond Fund	Bond Fund	Bond Fund
ASSETS
Unaffiliated investments in securities, at cost	$17,723,435		$104,217,351	$115,224,090	$62,374,013	$75,294,629	$87,276,756
Affiliated investments in securities at cost (Note 9)	—		1,915,767	964,856	—	—	—
Repurchase agreements, at cost and value	—		—	—	—	—	—
Net unrealized appreciation (depreciation) on unafilliated investments	(141,554)		2,164,668	1,843,567	1,897,545	1,872,494	2,280,932

Total Investment in Securities*	17,581,881		108,297,786	118,032,513	64,271,558	77,167,123	89,557,688

Cash	—		—	—	2,757,135	383,708	402,027
Foreign currency, at value**	—		—	—	—	—	—
Unrealized appreciation on spot foreign currency exchange contracts	—		—	—	—	—	—
Unrealized appreciation on forward foreign currency exchange contracts	—		—	—	—	—	—
Interest and dividends receivable	68,827		934,445	1,037,833	1,005,578	1,094,163	1,253,866
Receivable for capital shares issued	—		631,440	766,028	247,425	17,831	1,742
Receivable for investments sold	513,230		61,589	255,536	—	—	—
Receivable for securities lending collateral shortfall***	87,078		222,225	96,612	—	—	—
Reclaims receivable	—		—	—	—	—	—
Receivable from Investment Adviser	28,815		16,874	7,708	6,995	—	—
Prepaid expenses and other assets	22,719		14,122	15,703	6,796	8,915	11,704

Total Assets	18,302,550		110,178,481	120,211,933	68,295,487	78,671,740	91,227,027

LIABILITIES
Cash overdraft	119,886	#	—	—	—	—	—
Unrealized depreciation on forward foreign currency contracts	—		—	—	—	—	—
Unrealized depreciation on spot foreign currency contracts	—		—	—	—	—	—
Distributions payable	—		294,815	435,217	159,664	156,424	196,430
Payable for capital shares redeemed	46,229		1,938	53,741	8,000	9,350	7,500
Payable for investments purchased	349,489		—	173,677	—	1,933,938	805,433
Payable for return of collateral received for securities on loan	2,660,197		5,471,902	5,642,664	—	—	—
Accrued expenses and other payables:
Investment advisory fees	—		—	—	—	200	4,707
Fund administration fees	1,586		10,899	11,642	7,098	8,086	9,580
Chief Compliance Officer fees	1,716		1,716	1,716	1,716	1,716	1,716
Accounting fees	534		3,437	5,464	3,824	3,226	3,444
Audit fees	15,638		11,963	11,963	11,963	11,963	11,963
Legal fees	10,656		12,053	12,053	8,324	8,309	8,308
Transfer agent fees	13,112		12,765	8,383	5,778	4,325	4,370
Directors’ fees	177		177	177	177	177	177
Distribution and service fees	259		1,394	348	270	422	278
Other	10,903		7,762	8,718	7,322	9,180	6,847

Total Liabilities	3,230,382		5,830,821	6,365,763	214,136	2,147,316	1,060,753

NET ASSETS	$15,072,168		$104,347,660	$113,846,170	$68,081,351	$76,524,424	$90,166,274

See Accompanying Notes to Financial Statements.

PNC Funds, Inc.
Statements of Assets and Liabilities
May 31, 2009

	Prime	Government	Tax-Exempt
	Money	Money	Money	Capital	International
	Market	Market	Market	Opportunities	Equity
	Fund	Fund	Fund	Fund	Fund
REPRESENTED BY:
Capital	$614,743,589	$489,316,311	$227,113,449	$45,779,453	$209,972,713
Accumulated net investment income (loss)	3,573	816	—	—	(1,991,219)
Accumulated net realized gain (loss) from investments and foreign currency transactions	(33,297)	(69,272)	(76,534)	(15,294,189)	(80,983,985)
Net unrealized appreciation (depreciation) on investments and translation of assets and liabilities denominated in foreign currencies	—	—	—	(1,032,726)	17,989,411

NET ASSETS	$614,713,865	$489,247,855	$227,036,915	$29,452,538	$144,986,920

NET ASSETS
Institutional Shares	$485,344,444	$488,455,276	$226,162,598	$28,918,987	$143,612,103
Class A Shares	129,248,746	791,427	872,601	455,076	1,267,837
Class C Shares	120,675	1,152	1,716	78,475	106,980

Total	$614,713,865	$489,247,855	$227,036,915	$29,452,538	$144,986,920

SHARES OUTSTANDING (par value of $0.001 per share) (30 billion shares authorized by PNC Funds, Inc.)
Institutional Shares	485,432,141	488,649,428	226,254,269	5,104,144	16,375,933
Class A Shares	129,254,651	791,448	873,014	83,988	147,285
Class C Shares	120,682	1,153	1,716	15,212	12,751

Total	614,807,474	489,442,029	227,128,999	5,203,344	16,535,969

NET ASSET VALUE AND REDEMPTION PRICE PER SHARE:
Institutional Shares	$1.00	$1.00	$1.00	$5.67	$8.77
Class A Shares	$1.00	$1.00	$1.00	$5.42	$8.61
Class C Shares(a)	$1.00	$1.00	$1.00	$5.16	$8.39
MAXIMUM OFFERING PRICE PER SHARE (100% less maximum sales charge) multiplied by net asset value, adjusted to nearest cent, Class A Shares	N/A	N/A	N/A	$5.69	$9.04

Maximum Sales Charge — Class A Shares	N/A	N/A	N/A	4.75%	4.75%

(a)	For Class C Shares, the redemption price per share does not reflect a 1.00% contingent deferred sales charge for shares held less than one year. Amounts designated as “—” are either $0 or round to $0.
See Accompanying Notes to Financial Statements.

PNC Funds, Inc.
Statements of Assets and Liabilities
May 31, 2009

					Tax-Exempt
	Diversified	Limited	Total	Maryland	Limited	National
	Real Estate	Maturity	Return	Tax-Exempt	Maturity	Tax-Exempt
	Fund	Bond Fund	Bond Fund	Bond Fund	Bond Fund	Bond Fund
REPRESENTED BY:
Capital	$26,537,452	$104,580,493	$112,861,944	$66,686,185	$75,999,076	$87,606,124
Accumulated net investment income (loss)	951,154	4,463	(155,697)	(210)	—	—
Accumulated net realized gain (loss) from investments and foreign currency transactions	(12,359,019)	(2,337,085)	(1,051,191)	(502,169)	(1,347,146)	279,218
Net unrealized appreciation (depreciation) on investments and translation of assets and liabilities denominated in foreign currencies	(57,419)	2,099,789	2,191,114	1,897,545	1,872,494	2,280,932

NET ASSETS	$15,072,168	$104,347,660	$113,846,170	$68,081,351	$76,524,424	$90,166,274

NET ASSETS
Institutional Shares	$14,517,040	$101,453,504	$113,202,248	$67,455,399	$75,564,165	$89,519,994
Class A Shares	487,864	2,499,222	482,099	613,590	927,486	639,593
Class C Shares	67,264	394,934	161,823	12,362	32,773	6,687

Total	$15,072,168	$104,347,660	$113,846,170	$68,081,351	$76,524,424	$90,166,274

SHARES OUTSTANDING (par value of $0.001 per share) (30 billion shares authorized by PNC Funds, Inc.)
Institutional Shares	3,485,282	9,681,012	11,418,187	6,106,353	7,362,277	9,271,112
Class A Shares	118,621	238,577	48,612	55,553	90,327	66,072
Class C Shares	16,476	37,725	16,324	1,119	3,195	692

Total	3,620,379	9,957,314	11,483,123	6,163,025	7,455,799	9,337,876

NET ASSET VALUE AND REDEMPTION PRICE PER SHARE:
Institutional Shares	$4.17	$10.48	$9.91	$11.05	$10.26	$9.66
Class A Shares	$4.11	$10.48	$9.92	$11.05	$10.27	$9.68
Class C Shares(a)	$4.08	$10.47	$9.91	$11.05	$10.26	$9.66
MAXIMUM OFFERING PRICE PER SHARE
(100% less maximum sales charge) multiplied by net asset value, adjusted to nearest cent, Class A Shares	$4.31	$10.95	$10.36	$11.54	$10.73	$10.11

Maximum Sales Charge — Class A Shares	4.75%	4.25%	4.25%	4.25%	4.25%	4.25%

See Accompanying Notes to Financial Statements.

PNC Funds, Inc.
Statements of Operations
For the Year Ended May 31, 2009

	Prime	Government	Tax-Exempt
	Money	Money	Money	Capital	International
	Market	Market	Market	Opportunities	Equity
	Fund	Fund	Fund	Fund	Fund
INVESTMENT INCOME:
Interest from unaffiliated issuers	$12,252,351	$6,299,496	$3,972,354	$12,348	$132,792
Dividends from unaffiliated issuers(a)	1,010,472	521,567	13,925	484,322	7,154,059
Dividends from affiliated issuers (Note 9)	—	—	—	—	—
Income from securities loaned	4,913	43,090	—	144,894	184,104

TOTAL INVESTMENT INCOME	13,267,736	6,864,153	3,986,279	641,564	7,470,955

EXPENSES:
Investment advisory fees	1,747,463	1,152,226	747,128	717,902	3,331,066
Administration fees	875,186	577,567	375,018	70,483	342,783
Accounting agent fees	139,838	91,906	60,164	11,117	56,661
Distribution and service fees:
Class A Shares	619,464	13,734	7,167	3,284	9,006
Class C Shares	1,094	8	11	1,130	1,609
Directors’ fees	24,380	21,380	21,380	21,381	21,380
Chief Compliance Officer fees	10,251	10,251	10,251	10,251	10,251
Custodian fees	17,102	11,279	7,670	1,144	604,923
Transfer agent fees	66,249	30,465	23,825	60,608	87,860
Audit fees	30,705	30,705	30,345	29,805	42,863
Legal fees	71,308	56,349	43,144	45,379	61,715
Printing costs	58,221	46,132	33,609	7,717	18,416
Interest expense (Note 6)	2,000	715	—	1,682	5,847
Money Market Government Insurance Program expense (Note 12)	195,718	114,359	78,293	—	—
Other	41,922	38,581	36,853	28,109	125,883

TOTAL EXPENSES	3,900,901	2,195,657	1,474,858	1,009,992	4,720,263

Fees waived by Investment Adviser	(277,657)	(229,988)	(192,582)	(298,096)	(939,414)
Custody credit (Note 7)	(8,306)	(5,496)	(3,574)	(650)	(275,355)
Distribution and service fees waived — Class A shares	(14,385)	(544)	(736)	—	—
Distribution and service fees waived — Class C Shares	(509)	(5)	(5)	—	—

NET EXPENSES	3,600,044	1,959,624	1,277,961	711,246	3,505,494

NET INVESTMENT INCOME (LOSS)	9,667,692	4,904,529	2,708,318	(69,682)	3,965,461

REALIZED AND UNREALIZED GAIN ON INVESTMENTS AND FOREIGN CURRENCY TRANSACTIONS:
Net realized gain (loss) from:
Investments	—	(2,411)	6,275	(12,997,201)	(77,622,515)
Foreign currency transactions	—	—	—	—	(3,552,419)

	—	(2,411)	6,275	(12,997,201)	(81,174,934)

Change in net unrealized appreciation (depreciation):
Investments(b)	—	—	—	(20,502,112)	(111,530,416)
Reimbursements agreed to by Affiliate for securities lending collateral shortfall (Note 1H)	—	—	—	364,819	163,467
Translation of assets and liabilities in foreign currencies	—	—	—	—	50,452

	—	—	—	(20,137,293)	(111,316,497)

Net realized and unrealized gain (loss) on investments and foreign currency transactions	—	(2,411)	6,275	(33,134,494)	(192,491,431)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$9,667,692	$4,902,118	$2,714,593	$(33,204,176)	$(188,525,970)

(a)	Net of withholding taxes of $600,792 and $5,441 for International Equity Fund and Diversified Real Estate Fund, respectively.

(b)	Includes unrealized depreciation for the collateral for securities lending of $342,291, $1,268,763, $229,328, $447,463 and $508,634 for Capital Opportunities Fund, International Equity Fund, Diversified Real Estate Fund, Limited Maturity Bond Fund and Total Return Bond Fund, respectively.

Amounts designated as “—” are either $0 or round to $0.
See Accompanying Notes to Financial Statements.

PNC Funds, Inc.
Statements of Operations
For the Year Ended May 31, 2009

					Tax-Exempt
	Diversified	Limited	Total	Maryland	Limited	National
	Real Estate	Maturity	Return	Tax-Exempt	Maturity	Tax-Exempt
	Fund	Bond Fund	Bond Fund	Bond Fund	Bond Fund	Bond Fund
INVESTMENT INCOME:
Interest from unaffiliated issuers	$—	$4,522,113	$6,103,669	$2,215,856	$2,172,120	$2,968,087
Dividends from unaffiliated issuers(a)	2,190,743	4,778	10,749	6,521	2,222	2,288
Dividends from affiliated issuers (Note 9)	604	17,455	14,169	—	—	—
Income from securities loaned	52,045	21,829	32,834	—	—	—

TOTAL INVESTMENT INCOME	2,243,392	4,566,175	6,161,421	2,222,377	2,174,342	2,970,375

EXPENSES:
Investment advisory fees	420,918	341,891	404,335	297,108	343,562	421,156
Administration fees	67,223	123,558	145,860	75,732	87,345	106,743
Accounting agent fees	10,585	19,682	23,296	12,002	13,788	16,927
Distribution and service fees:
Class A Shares	4,282	13,542	2,912	3,004	4,326	3,228
Class C Shares	1,731	4,392	1,534	333	482	260
Directors’ fees	21,381	21,381	21,381	21,380	21,381	21,381
Chief Compliance Officer fees	10,251	10,251	10,251	10,251	10,251	10,251
Custodian fees	1,122	2,315	2,779	1,427	1,503	1,989
Transfer agent fees	85,326	80,649	52,900	35,031	26,974	27,068
Audit fees	36,465	31,785	31,785	31,425	31,425	31,425
Legal fees	45,406	51,405	51,414	35,684	32,158	32,158
Printing costs	6,488	14,495	15,460	11,355	12,212	13,528
Interest expense (Note 6)	8,562	60	131	95	—	—
Money Market Government Insurance Program expense (Note 12)	—	—	—	—	—	—
Other	19,288	19,818	30,541	18,607	16,779	17,800

TOTAL EXPENSES	739,028	735,224	794,579	553,434	602,186	703,914

Fees waived by Investment Adviser	(179,733)	(198,411)	(176,484)	(234,457)	(232,423)	(252,999)
Custody credit (Note 7)	(620)	(1,159)	(1,370)	(706)	(779)	(1,001)
Distribution and service fees waived — Class A shares	—	—	—	—	—	—
Distribution and service fees waived — Class C Shares	—	—	—	—	—	—

NET EXPENSES	558,675	535,654	616,725	318,271	368,984	449,914

NET INVESTMENT INCOME (LOSS)	1,684,717	4,030,521	5,544,696	1,904,106	1,805,358	2,520,461

REALIZED AND UNREALIZED GAIN ON INVESTMENTS AND FOREIGN CURRENCY TRANSACTIONS:
Net realized gain (loss) from:
Investments	(5,716,418)	98,629	653,984	37,745	285,118	389,401
Foreign currency transactions	—	—	—	—	—	—

	(5,716,418)	98,629	653,984	37,745	285,118	389,401

Change in net unrealized appreciation (depreciation):
Investments(b)	(51,779,051)	1,495,854	2,503,750	1,277,383	1,046,948	1,213,194
Reimbursements agreed to by Affiliate for securities lending collateral shortfall (Note 1H)	87,078	222,225	96,612	—	—	—
Translation of assets and liabilities in foreign currencies	—	—	—	—	—	—

	(51,691,973)	1,718,079	2,600,362	1,277,383	1,046,948	1,213,194

Net realized and unrealized gain (loss) on investments and foreign currency transactions	(57,408,391)	1,816,708	3,254,346	1,315,128	1,332,066	1,602,595

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(55,723,674)	$5,847,229	$8,799,042	$3,219,234	$3,137,424	$4,123,056

See Accompanying Notes to Financial Statements.

PNC Funds, Inc.
Statements of Changes in Net Assets

			Government	Government
	Prime Money	Prime Money	Money	Money
	Market Fund	Market Fund	Market Fund	Market Fund
	Year Ended	Year Ended	Year Ended	Year Ended
	May 31, 2009	May 31, 2008	May 31, 2009	May 31, 2008
INCREASE (DECREASE) IN NET ASSETS
Operations:
Net investment income (loss)	$9,667,692	$37,040,686	$4,904,529	$22,777,118
Net realized gain (loss) from investments and foreign currency transactions	—	(33,297)	(2,411)	(65,517)
Change in net unrealized depreciation on investment transactions	—	—	—	—

Net increase (decrease) in net assets resulting from operations	9,667,692	37,007,389	4,902,118	22,711,601

Dividends and distributions to shareholders from:
Net investment income:
Institutional Shares	(8,091,450)	(30,362,361)	(4,872,836)	(22,702,341)
Class A Shares	(1,574,741)	(6,668,992)	(31,682)	(74,738)
Class C Shares	(1,501)	(9,333)	(11)	(39)
Net realized capital gains:
Institutional Shares	—	—	—	—
Class A Shares	—	—	—	—
Class C Shares	—	—	—	—

Total dividends and distributions to shareholders	(9,667,692)	(37,040,686)	(4,904,529)	(22,777,118)

Capital share transactions:
Proceeds from shares sold
Institutional Shares	832,703,252	1,346,799,544	1,337,582,442	1,859,977,873
Class A Shares	130,702,141	224,896,866	6,835,847	8,770,729
Class C Shares	258,049	85,337	—	—
Cost of shares redeemed
Institutional Shares	(1,011,351,134)	(1,541,082,599)	(1,314,486,749)	(1,885,171,928)
Class A Shares	(186,214,653)	(217,449,888)	(13,582,712)	(2,575,567)
Class C Shares	(301,696)	(209,412)	—	—
Value of shares issued in reinvestment of dividends and distributions
Institutional Shares	38,962	1,926,987	100,217	1,003,889
Class A Shares	1,565,027	7,211,683	31,366	69,644
Class C Shares	1,406	9,258	11	40

Increase (Decrease) in net assets derived from capital share transactions	(232,598,646)	(177,812,224)	16,480,422	(17,925,320)

TOTAL INCREASE (DECREASE) IN NET ASSETS	(232,598,646)	(177,845,521)	16,478,011	(17,990,837)
NET ASSETS:
Beginning of year	847,312,511	1,025,158,032	472,769,844	490,760,681

End of year	$614,713,865	$847,312,511	$489,247,855	$472,769,844

Accumulated Net Investment Income (Loss)	$3,573	$3,573	$816	$—

CAPITAL SHARE TRANSACTIONS (IN SHARES)
Shares sold
Institutional Shares	832,703,252	1,346,799,544	1,337,582,442	1,859,977,873
Class A Shares	130,702,141	224,896,866	6,835,847	8,770,729
Class C Shares	258,049	85,337	—	—
Shares redeemed
Institutional Shares	(1,011,351,134)	(1,541,082,599)	(1,314,486,749)	(1,885,171,928)
Class A Shares	(186,214,653)	(217,449,888)	(13,582,712)	(2,575,567)
Class C Shares	(301,696)	(209,412)	—	—
Shares issued in reinvestment of dividends and distributions
Institutional Shares	38,962	1,926,987	100,217	1,003,889
Class A Shares	1,565,027	7,211,683	31,366	69,644
Class C Shares	1,406	9,258	11	40

Net Increase (Decrease) in Shares
Institutional Shares	(178,608,920)	(192,356,068)	23,195,910	(24,190,166)
Class A Shares	(53,947,485)	14,658,661	(6,715,499)	6,264,806
Class C Shares	(42,241)	(114,817)	11	40

Total Net Change in Shares	(232,598,646)	(177,812,224)	16,480,422	(17,925,320)

#	Includes realized gain on redemptions as a result of an in-kind transfer (See Note 10 in Notes to Financial Statements). Amounts designated as “—” are either $0 or round to $0.
See Accompanying Notes to Financial Statements.

PNC Funds, Inc.
Statements of Changes in Net Assets

	Tax-Exempt	Tax-Exempt	Capital	Capital
	Money	Money	Opportunities	Opportunities	International	International
	Market Fund	Market Fund	Fund	Fund	Equity Fund	Equity Fund
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	May 31, 2009	May 31, 2008	May 31, 2009	May 31, 2008	May 31, 2009	May 31, 2008
INCREASE (DECREASE) IN NET ASSETS
Operations:
Net investment income (loss)	$2,708,318	$7,175,618	$(69,682)	$(348,560)	$3,965,461	$14,732,074
Net realized gain (loss) from investments and foreign currency transactions	6,275	(19,846)	(12,997,201)	13,713,788 #	(81,174,934)	91,798,900 #
Change in net unrealized depreciation on investment transactions	—	—	(20,137,293)	(41,073,933)	(111,316,497)	(111,863,245)

Net increase (decrease) in net assets resulting from operations	2,714,593	7,155,772	(33,204,176)	(27,708,705)	(188,525,970)	(5,332,271)

Dividends and distributions to shareholders from:
Net investment income:
Institutional Shares	(2,696,959)	(7,079,359)	—	—	(5,817,842)	(5,273,305)
Class A Shares	(11,348)	(96,220)	—	—	(29,396)	(17,752)
Class C Shares	(11)	(39)	—	—	(1,738)	(1,147)
Net realized capital gains:
Institutional Shares	—	—	(4,391,030)	(27,841,506)	(38,373,618)	(93,987,907)
Class A Shares	—	—	(60,989)	(229,514)	(293,822)	(495,455)
Class C Shares	—	—	(11,232)	(38,559)	(25,293)	(46,728)

Total dividends and distributions to shareholders	(2,708,318)	(7,175,618)	(4,463,251)	(28,109,579)	(44,541,709)	(99,822,294)

Capital share transactions:
Proceeds from shares sold
Institutional Shares	435,305,177	327,706,793	2,180,238	7,419,157	10,790,633	31,910,089
Class A Shares	1,324,046	13,242,118	1,202	47,979	2,715	312,119
Class C Shares	—	—	—	3,759	—	5,018
Cost of shares redeemed
Institutional Shares	(450,795,065)	(326,473,028)	(47,231,595)	(84,769,740) #	(176,057,412)	(261,258,536) #
Class A Shares	(6,860,381)	(11,229,597)	(271,990)	(602,332)	(685,211)	(1,708,970)
Class C Shares	—	(10)	(55,681)	(42,145)	(101,219)	(88,383)
Value of shares issued in reinvestment of dividends and distributions
Institutional Shares	2,823	294,513	15,988	19,251,265	675,919	47,859,727
Class A Shares	11,128	86,512	43,799	178,501	180,497	317,082
Class C Shares	11	39	10,454	38,001	27,031	47,555

Increase (Decrease) in net assets derived from capital share transactions	(21,012,261)	3,627,340	(45,307,585)	(58,475,555)	(165,167,047)	(182,604,299)

TOTAL INCREASE (DECREASE) IN NET ASSETS	(21,005,986)	3,607,494	(82,975,012)	(114,293,839)	(398,234,726)	(287,758,864)
NET ASSETS:
Beginning of year	248,042,901	244,435,407	112,427,550	226,721,389	543,221,646	830,980,510

End of year	$227,036,915	$248,042,901	$29,452,538	$112,427,550	$144,986,920	$543,221,646

Accumulated Net Investment Income (Loss)	$—	$—	$—	$—	$(1,991,219)	$3,392,811

CAPITAL SHARE TRANSACTIONS (IN SHARES)
Shares sold
Institutional Shares	435,305,177	327,706,793	379,104	696,959	1,148,713	1,770,223
Class A Shares	1,324,046	13,242,118	187	4,416	248	18,109
Class C Shares	—	—	—	322	—	267
Shares redeemed
Institutional Shares	(450,795,065)	(326,473,028)	(7,136,461)	(8,677,610) #	(17,017,766)	(15,252,768) #
Class A Shares	(6,860,381)	(11,229,597)	(47,629)	(60,445)	(68,586)	(99,016)
Class C Shares	—	(10)	(9,558)	(4,878)	(9,844)	(5,279)
Shares issued in reinvestment of dividends and distributions
Institutional Shares	2,823	294,513	3,263	1,791,002	78,971	2,598,807
Class A Shares	11,128	86,512	9,319	17,708	21,664	18,048
Class C Shares	11	39	2,334	3,902	3,368	2,757

Net Increase (Decrease) in Shares
Institutional Shares	(15,487,065)	1,528,278	(6,754,094)	(6,189,649)	(15,790,082)	(10,883,738)
Class A Shares	(5,525,207)	2,099,033	(38,123)	(38,321)	(46,674)	(62,859)
Class C Shares	11	29	(7,224)	(654)	(6,476)	(2,255)

Total Net Change in Shares	(21,012,261)	3,627,340	(6,799,441)	(6,228,624)	(15,843,232)	(10,948,852)

See Accompanying Notes to Financial Statements.

PNC Funds, Inc.
Statements of Changes in Net Assets

	Diversified	Diversified	Limited	Limited
	Real	Real	Maturity	Maturity
	Estate Fund	Estate Fund	Bond Fund	Bond Fund
	Year Ended	Year Ended	Year Ended	Year Ended
	May 31, 2009	May 31, 2008	May 31, 2009	May 31, 2008
INCREASE (DECREASE) IN NET ASSETS
Operations:
Net investment income	$1,684,717	$3,669,433	$4,030,521	$5,020,769
Net realized gain (loss) from investments	(5,716,418)	22,414,437	98,629	613,340
Change in net unrealized appreciation (depreciation) on investment transactions	(51,691,973)	(59,486,552)	1,718,079	1,179,816

Net increase (decrease) in net assets resulting from operations	(55,723,674)	(33,402,682)	5,847,229	6,813,925

Dividends and distributions to shareholders from:
Net investment income:
Institutional Shares	(2,721,028)	(3,329,585)	(3,920,125)	(4,872,164)
Class A Shares	(58,008)	(33,654)	(98,985)	(132,659)
Class C Shares	(7,785)	(5,889)	(13,850)	(20,674)
Net realized capital gains:
Institutional Shares	(15,632,056)	(22,025,539)	—	—
Class A Shares	(261,590)	(265,917)	—	—
Class C Shares	(33,397)	(62,370)	—	—

Total dividends and distributions to shareholders	(18,713,864)	(25,722,954)	(4,032,960)	(5,025,497)

Capital share transactions:
Proceeds from shares sold
Institutional Shares	3,166,429	9,935,062	26,863,303	17,573,172
Class A Shares	2,374	68,073	404	112,265
Class C Shares	10,865	15,709	7,726	63,305
Cost of shares redeemed
Institutional Shares	(37,731,792)	(58,823,841)	(28,824,438)	(39,952,162)
Class A Shares	(213,401)	(1,102,831)	(709,276)	(801,691)
Class C Shares	(196,257)	(94,428)	(183,825)	(138,093)
Value of shares issued in reinvestment of dividends and distributions
Institutional Shares	1,900,362	4,957,210	199,488	888,003
Class A Shares	237,754	237,834	90,456	123,536
Class C Shares	39,287	68,144	11,470	18,346

Increase (Decrease) in net assets derived from capital share transactions	(32,784,379)	(44,739,068)	(2,544,692)	(22,113,319)

TOTAL INCREASE (DECREASE) IN NET ASSETS	(107,221,917)	(103,864,704)	(730,423)	(20,324,891)
NET ASSETS:
Beginning of year	122,294,085	226,158,789	105,078,083	125,402,974

End of year	$15,072,168	$122,294,085	$104,347,660	$105,078,083

Accumulated Net Investment Income (Loss)	$951,154	$1,349,372	$4,463	$(329)

CAPITAL SHARE TRANSACTIONS (IN SHARES)
Shares sold
Institutional Shares	468,791	574,871	2,607,730	1,705,044
Class A Shares	268	4,029	40	11,030
Class C Shares	2,385	855	755	6,158
Shares redeemed
Institutional Shares	(5,020,038)	(3,637,877)	(2,818,805)	(3,898,430)
Class A Shares	(35,776)	(63,731)	(69,719)	(78,364)
Class C Shares	(20,939)	(5,920)	(17,966)	(13,350)
Shares issued in reinvestment of dividends and distributions
Institutional Shares	401,572	279,443	19,491	87,233
Class A Shares	51,061	15,089	8,844	12,032
Class C Shares	8,556	4,367	1,122	1,788

Net Increase (Decrease) in Shares
Institutional Shares	(4,149,675)	(2,783,563)	(191,584)	(2,106,153)
Class A Shares	15,553	(44,613)	(60,835)	(55,302)
Class C Shares	(9,998)	(698)	(16,089)	(5,404)

Total Net Change in Shares	(4,144,120)	(2,828,874)	(268,508)	(2,166,859)

Amounts designated as “—” are either $0 or round to $0.
See Accompanying Notes to Financial Statements.

PNC Funds, Inc.
Statements of Changes in Net Assets

					Tax-Exempt	Tax-Exempt
			Maryland	Maryland	Limited	Limited
	Total Return	Total Return	Tax-Exempt	Tax-Exempt	Maturity	Maturity
	Bond Fund	Bond Fund	Bond Fund	Bond Fund	Bond Fund	Bond Fund
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	May 31, 2009	May 31, 2008	May 31, 2009	May 31, 2008	May 31, 2009	May 31, 2008
INCREASE (DECREASE) IN NET ASSETS
Operations:
Net investment income	$5,544,696	$7,142,419	$1,904,106	$1,825,906	$1,805,358	$1,853,600
Net realized gain (loss) from investments	653,984	(180,219)	37,745	92,381	285,118	75,796
Change in net unrealized appreciation (depreciation) on investment transactions	2,600,362	1,056,750	1,277,383	64,812	1,046,948	1,103,980

Net increase (decrease) in net assets resulting from operations	8,799,042	8,018,950	3,219,234	1,983,099	3,137,424	3,033,376

Dividends and distributions to shareholders from:
Net investment income:
Institutional Shares	(5,569,586)	(7,154,486)	(1,887,211)	(1,797,915)	(1,786,041)	(1,827,195)
Class A Shares	(25,377)	(37,180)	(16,316)	(24,975)	(18,504)	(24,047)
Class C Shares	(5,914)	(7,721)	(763)	(3,042)	(813)	(2,358)
Net realized capital gains:
Institutional Shares	—	—	—	—	—	—
Class A Shares	—	—	—	—	—	—
Class C Shares	—	—	—	—	—	—

Total dividends and distributions to shareholders	(5,600,877)	(7,199,387)	(1,904,290)	(1,825,932)	(1,805,358)	(1,853,600)

Capital share transactions:
Proceeds from shares sold
Institutional Shares	14,132,594	18,528,060	21,884,172	10,851,120	26,843,685	11,580,062
Class A Shares	1,606	80,550	787	86,578	92,421	53,970
Class C Shares	39,300	10,199	1,042	—	—	—
Cost of shares redeemed
Institutional Shares	(36,849,889)	(34,922,066)	(8,082,791)	(7,660,247)	(14,554,203)	(9,937,272)
Class A Shares	(261,570)	(284,504)	(15,893)	(432,067)	(59,459)	(159,165)
Class C Shares	(51,742)	(54,968)	(106,913)	—	(79,452)	—
Value of shares issued in reinvestment of dividends and distributions
Institutional Shares	42,181	770,496	90,789	175,193	12,098	99,059
Class A Shares	14,569	24,714	11,846	18,403	14,573	18,206
Class C Shares	4,756	6,683	671	3,042	354	1,833

Increase (Decrease) in net assets derived from capital share transactions	(22,928,195)	(15,840,836)	13,783,710	3,042,022	12,270,017	1,656,693

TOTAL INCREASE (DECREASE) IN NET ASSETS	(19,730,030)	(15,021,273)	15,098,654	3,199,189	13,602,083	2,836,469
NET ASSETS:
Beginning of year	133,576,200	148,597,473	52,982,697	49,783,508	62,922,341	60,085,872

End of year	$113,846,170	$133,576,200	$68,081,351	$52,982,697	$76,524,424	$62,922,341

Accumulated Net Investment Income (Loss)	$(155,697)	$(165,586)	$(210)	$(26)	$—	$—

CAPITAL SHARE TRANSACTIONS (IN SHARES)
Shares sold
Institutional Shares	1,471,520	1,927,583	2,017,525	1,001,398	2,640,301	1,149,967
Class A Shares	169	8,392	73	8,035	9,016	5,385
Class C Shares	4,066	1,073	93	—	—	—
Shares redeemed
Institutional Shares	(3,872,206)	(3,611,658)	(748,343)	(709,453)	(1,433,212)	(993,436)
Class A Shares	(27,284)	(29,299)	(1,481)	(39,920)	(5,897)	(15,910)
Class C Shares	(5,396)	(5,627)	(9,899)	—	(7,874)	—
Shares issued in reinvestment of dividends and distributions
Institutional Shares	4,431	80,520	8,419	16,230	1,194	9,957
Class A Shares	1,530	2,556	1,099	1,705	1,438	1,822
Class C Shares	499	691	62	283	35	184

Net Increase (Decrease) in Shares
Institutional Shares	(2,396,255)	(1,603,555)	1,277,601	308,175	1,208,283	166,488
Class A Shares	(25,585)	(18,351)	(309)	(30,180)	4,557	(8,703)
Class C Shares	(831)	(3,863)	(9,744)	283	(7,839)	184

Total Net Change in Shares	(2,422,671)	(1,625,769)	1,267,548	278,278	1,205,001	157,969

See Accompanying Notes to Financial Statements.

PNC Funds, Inc.
Statements of Changes in Net Assets

	National	National
	Tax-Exempt	Tax-Exempt
	Bond Fund	Bond Fund
	Year Ended	Year Ended
	May 31, 2009	May 31, 2008
INCREASE (DECREASE) IN NET ASSETS
Operations:
Net investment income	$2,520,461	$2,842,621
Net realized gain from investments	389,401	277,602
Change in net unrealized appreciation on investment transactions	1,213,194	664,879

Net increase in net assets resulting from operations	4,123,056	3,785,102

Dividends and distributions to shareholders from:
Net investment income:
Institutional Shares	(2,503,764)	(2,818,976)
Class A Shares	(16,149)	(20,968)
Class C Shares	(548)	(2,677)
Net realized capital gains:
Institutional Shares	(355,670)	(441,942)
Class A Shares	(2,806)	(3,829)
Class C Shares	(28)	(591)

Total dividends and distributions to shareholders	(2,878,965)	(3,288,983)

Capital share transactions:
Proceeds from shares sold
Institutional Shares	16,402,476	10,300,142
Class A Shares	287	287
Class C Shares	4,731	—
Cost of shares redeemed
Institutional Shares	(10,021,861)	(10,357,938)
Class A Shares	(25,649)	(185,260)
Class C Shares	(106,751)	(1,034)
Value of shares issued in reinvestment of dividends and distributions
Institutional Shares	13,498	139,832
Class A Shares	7,262	9,226
Class C Shares	494	3,266

Increase (Decrease) in net assets derived from capital share transactions	6,274,487	(91,479)

TOTAL INCREASE (DECREASE) IN NET ASSETS	7,518,578	404,640
NET ASSETS:
Beginning of year	82,647,696	82,243,056

End of year	$90,166,274	$82,647,696

Accumulated Net Investment Income	$—	$—

CAPITAL SHARE TRANSACTIONS (IN SHARES)
Shares sold
Institutional Shares	1,721,064	1,079,679
Class A Shares	30	30
Class C Shares	511	—
Shares redeemed
Institutional Shares	(1,052,653)	(1,088,194)
Class A Shares	(2,694)	(19,566)
Class C Shares	(11,202)	(109)
Shares issued in reinvestment of dividends and distributions
Institutional Shares	1,423	14,708
Class A Shares	764	973
Class C Shares	53	345

Net Increase (Decrease) in Shares
Institutional Shares	669,834	6,193
Class A Shares	(1,900)	(18,563)
Class C Shares	(10,638)	236

Total Net Change in Shares	657,296	(12,134)

Amounts designated as “—” are either $0 or round to $0.
See Accompanying Notes to Financial Statements.

PNC Funds, Inc.
Financial Highlights
(For a Share of Beneficial Interest Throughout Each Year)

			Net		Change in									Ratio of
			Realized		Net Asset					Net	Ratio of		Ratio of Net	Expenses to
	Net Asset		and Unrealized		Value	Dividends				Assets at	Expenses to		Investment	Average Net
	Value,	Net	Gain		Resulting	from Net		Net Asset		End of	Average Net		Income to	Assets
	Beginning	Investment	(Loss) on		from	Investment	Total	Value, End	Total	Year	Assets After		Average	Before
	of Year	Income	Investments		Operations	Income	Dividends	of Year	Return	(000’s)	Waiver(a)		Net Assets	Waiver(a)(b)
Prime Money Market Fund Institutional Class Shares
Year ended 05/31/09	$1.00	$0.01	$—	(c)	$0.01	$(0.01)	$(0.01)	$1.00	1.44%	$485,344	0.43	%(d)(e)	1.47%	0.47	%(d)(e)
Year ended 05/31/08	1.00	0.04	—	(c)	0.04	(0.04)	(0.04)	1.00	4.16%	663,953	0.40	%(e)	4.11%	0.43	%(e)
Year ended 05/31/07	1.00	0.05	—		0.05	(0.05)	(0.05)	1.00	4.98%	856,336	0.40	%(e)	4.86%	0.43	%(e)
Year ended 05/31/06	1.00	0.04	—		0.04	(0.04)	(0.04)	1.00	3.69%	769,106	0.40%		3.66%	0.44%
Year ended 05/31/05	1.00	0.02	—		0.02	(0.02)	(0.02)	1.00	1.64%	711,485	0.40%		1.64%	0.44%
Class A Shares
Year ended 05/31/09	1.00	0.01	—	(c)	0.01	(0.01)	(0.01)	1.00	1.03%	129,248	0.84	%(d)(e)	1.06%	0.89	%(d)(e)
Year ended 05/31/08	1.00	0.04	—	(c)	0.04	(0.04)	(0.04)	1.00	3.64%	183,196	0.90	%(e)	3.61%	0.93	%(e)
Year ended 05/31/07	1.00	0.04	—		0.04	(0.04)	(0.04)	1.00	4.46%	168,544	0.90	%(e)	4.38%	0.93	%(e)
Year ended 05/31/06	1.00	0.03	—		0.03	(0.03)	(0.03)	1.00	3.18%	127,843	0.90%		3.19%	0.94%
Year ended 05/31/05	1.00	0.01	—		0.01	(0.01)	(0.01)	1.00	1.14%	86,699	0.90%		1.13%	0.94%
Class C Shares
Year ended 05/31/09	1.00	0.01	—	(c)	0.01	(0.01)	(0.01)	1.00	1.03%	121	0.85	%(d)(e)	1.05%	1.25	%(d)(e)
Year ended 05/31/08	1.00	0.04	—	(c)	0.04	(0.04)	(0.04)	1.00	3.64%	163	0.90	%(e)	3.61%	1.43	%(e)
Year ended 05/31/07	1.00	0.04	—		0.04	(0.04)	(0.04)	1.00	4.46%	278	0.90	%(e)	4.36%	1.43	%(e)
Year ended 05/31/06	1.00	0.03	—		0.03	(0.03)	(0.03)	1.00	3.18%	669	0.90%		3.08%	1.44%
Year ended 05/31/05	1.00	0.01	—		0.01	(0.01)	(0.01)	1.00	1.14%	1,321	0.90%		1.27%	1.44%

(a)	In certain years, the effect of any interest expense as a result of drawing on the line of credit is less than 0.01%.

(b)	During the year certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.

(c)	Amount rounds to less than $0.005 or $(0.005).

(d)	The effect of participating in the Money Market Government Insurance Program expense for the year ended 05/31/09 was 0.03%.

(e)	The effect of any custody credit on the ratio is less than 0.01%.
See Accompanying Notes to Financial Statements.

PNC Funds, Inc.
Financial Highlights
(For a Share of Beneficial Interest Throughout Each Year)

			Net		Change in									Ratio of
			Realized		Net Asset					Net	Ratio of		Ratio of Net	Expenses to
	Net Asset		and Unrealized		Value	Dividends				Assets at	Expenses to		Investment	Average Net
	Value,	Net	Gain		Resulting	from Net		Net Asset		End of	Average Net		Income to	Assets
	Beginning	Investment	(Loss) on		from	Investment	Total	Value, End	Total	Year	Assets After		Average	Before
	of Year	Income	Investments		Operations	Income	Dividends	of Year	Return	(000’s)	Waiver(a)		Net Assets	Waiver(a)(b)
Government Money Market Fund Institutional Class Shares
Year ended 05/31/09(c)	$1.00	$0.01	$—	(d)	$0.01	$(0.01)	$(0.01)	$1.00	1.12%	$488,455	0.42	%(e)(f)	1.07%	0.47	%(e)(f)
Year ended 05/31/08	1.00	0.04	—	(d)	0.04	(0.04)	(0.04)	1.00	3.85%	465,262	0.40	%(f)	3.80%	0.44	%(f)
Year ended 05/31/07	1.00	0.05	—		0.05	(0.05)	(0.05)	1.00	4.92%	489,517	0.40	%(f)	4.82%	0.43	%(f)
Year ended 05/31/06	1.00	0.04	—		0.04	(0.04)	(0.04)	1.00	3.63%	387,391	0.40%		3.56%	0.45%
Year ended 05/31/05	1.00	0.02	—		0.02	(0.02)	(0.02)	1.00	1.61%	383,751	0.40%		1.61%	0.44%
Class A Shares
Year ended 05/31/09(c)	1.00	0.01	—	(d)	0.01	(0.01)	(0.01)	1.00	0.73%	791	0.86	%(e)(f)	0.63%	0.93	%(e)(f)
Year ended 05/31/08	1.00	0.03	—	(d)	0.03	(0.03)	(0.03)	1.00	3.33%	7,507	0.90	%(f)	3.30%	0.94	%(f)
Year ended 05/31/07	1.00	0.04	—		0.04	(0.04)	(0.04)	1.00	4.40%	1,242	0.90	%(f)	4.32%	0.93	%(f)
Year ended 05/31/06	1.00	0.03	—		0.03	(0.03)	(0.03)	1.00	3.11%	1,057	0.90%		2.97%	0.95%
Year ended 05/31/05	1.00	0.01	—		0.01	(0.01)	(0.01)	1.00	1.11%	1,550	0.90%		0.98%	0.94%
Class C Shares
Year ended 05/31/09(c)	1.00	0.01	—	(d)	0.01	(0.01)	(0.01)	1.00	0.93%	1	0.72	%(e)(f)	0.77%	1.20	%(e)(f)
Year ended 05/31/08	1.00	0.04	—	(d)	0.04	(0.04)	(0.04)	1.00	3.55%	1	0.90	%(f)	3.30%	1.12	%(f)
Year ended 05/31/07	1.00	0.04	—		0.04	(0.04)	(0.04)	1.00	4.38%	1	0.90	%(f)	4.28%	1.33	%(f)
Year ended 05/31/06	1.00	0.03	—		0.03	(0.03)	(0.03)	1.00	3.17%	3	0.84%		3.13%	1.31%
Year ended 05/31/05	1.00	0.01	—		0.01	(0.01)	(0.01)	1.00	1.14%	3	0.86%		1.14%	1.34%

(a)	In certain years, the effect of any interest expense as a result of drawing on the line of credit is less than 0.01%.

(b)	During the year certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.

(c)	Net investment income per share is based on average shares outstanding for the year.

(d)	Amount rounds to less than $0.005 or $(0.005).

(e)	The effect of participating in the Money Market Government Insurance Program on expenses for the year ended 05/31/09 was 0.02%

(f)	The effect of any custody credit on the ratio is less than 0.01%.
See Accompanying Notes to Financial Statements.

PNC Funds, Inc.
Financial Highlights
(For a Share of Beneficial Interest Throughout Each Year)

			Net		Change in									Ratio of
			Realized		Net Asset					Net	Ratio of		Ratio of Net	Expenses to
	Net Asset		and Unrealized		Value	Dividends				Assets at	Expenses to		Investment	Average Net
	Value,	Net	Gain		Resulting	from Net		Net Asset		End of	Average Net		Income to	Assets
	Beginning	Investment	(Loss) on		from	Investment	Total	Value, End	Total	Year	Assets After		Average	Before
	of Year	Income	Investments		Operations	Income	Dividends	of Year	Return	(000’s)	Waiver(a)		Net Assets	Waiver(a)(b)
Tax-Exempt Money Market Fund
Institutional Class Shares
Year ended 05/31/09(c)	$1.00	$0.01	$—	(d)	$0.01	$(0.01)	$(0.01)	$1.00	0.95%	$226,163	0.43	%(e)(f)	0.91%	0.49	%(e)(f)
Year ended 05/31/08	1.00	0.03	—	(d)	0.03	(0.03)	(0.03)	1.00	2.74%	241,646	0.40	%(f)	2.67%	0.47	%(f)
Year ended 05/31/07	1.00	0.03	—		0.03	(0.03)	(0.03)	1.00	3.19%	240,138	0.40	%(f)	3.18%	0.44	%(f)
Year ended 05/31/06	1.00	0.02	—		0.02	(0.02)	(0.02)	1.00	2.46%	213,923	0.40%		2.38%	0.46%
Year ended 05/31/05	1.00	0.01	—		0.01	(0.01)	(0.01)	1.00	1.25%	210,168	0.40%		1.21%	0.46%
Class A Shares
Year ended 05/31/09(c)	1.00	0.01	—	(d)	0.01	(0.01)	(0.01)	1.00	0.59%	873	0.83	%(e)(f)	0.51%	0.94	%(e)(f)
Year ended 05/31/08	1.00	0.02	—	(d)	0.02	(0.02)	(0.02)	1.00	2.23%	6,395	0.90	%(f)	2.17%	0.97	%(f)
Year ended 05/31/07	1.00	0.03	—		0.03	(0.03)	(0.03)	1.00	2.67%	4,296	0.90	%(f)	2.67%	0.94	%(f)
Year ended 05/31/06	1.00	0.02	—		0.02	(0.02)	(0.02)	1.00	1.95%	4,771	0.90%		1.90%	0.97%
Year ended 05/31/05	1.00	0.01	—		0.01	(0.01)	(0.01)	1.00	0.74%	12,305	0.90%		0.75%	0.96%
Class C Shares
Year ended 05/31/09(c)	1.00	0.01	—	(d)	0.01	(0.01)	(0.01)	1.00	0.66%	2	0.75	%(e)(f)	0.59%	1.11	%(e)(f)
Year ended 05/31/08	1.00	0.02	—	(d)	0.02	(0.02)	(0.02)	1.00	2.30%	2	0.90	%(f)	2.17%	1.08	%(f)
Year ended 05/31/07	1.00	0.03	—		0.03	(0.03)	(0.03)	1.00	2.76%	2	0.88	%(f)	2.75%	1.32	%(f)
Year ended 05/31/06	1.00	0.02	—		0.02	(0.02)	(0.02)	1.00	1.96%	2	0.90%		1.89%	1.35%
Year ended 05/31/05	1.00	0.01	—		0.01	(0.01)	(0.01)	1.00	0.78%	2	0.90%		0.85%	1.42%

(a)	In certain years, the effect of any interest expense as a result of drawing on the line of credit is less than 0.01%

(b)	During the year certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.

(c)	Net investment income per share is based on average shares outstanding for the year.

(d)	Amount rounds to less than $0.005 or $(0.005).

(e)	The effect of participating in the Money Market Government Insurance Program on expenses for the year ended 05/31/09 was 0.03%

(f)	The effect of any custody credit on the ratio is less than 0.01%.
See Accompanying Notes to Financial Statements.

PNC Funds, Inc.
Financial Highlights
(For a Share of Beneficial Interest Throughout Each Year)

			Net
			Realized		Change in					Net	Ratio of			Ratio of
			and		Net Asset	Distributions				Assets	Expenses		Ratio of Net	Expenses to
	Net Asset		Unrealized		Value	from Net		Net Asset		at	to Average		Investment	Average
	Value,	Net	Gain		Resulting	Realized		Value,		End of	Net Assets		Loss to	Net Assets		Portfolio
	Beginning	Investment	(Loss) on		from	Gain on	Total	End of	Total	Year	After		Average	Before		Turnover
	of Year	Loss	Investments		Operations	Investments	Distributions	Year	Return(a)	(000’s)	Waiver(b)		Net Assets	Waiver(b)(c)		Rate(d)
Capital Opportunities Fund
Institutional Class Shares
Year ended 05/31/09	$9.37	$(0.01)	$(3.04	)(f)	$(3.05)	$(0.65)	$(0.65)	$5.67	(31.51)%	$28,919	1.28	%(e)	(0.12)%	1.82	%(e)	59.82%
Year ended 05/31/08	12.44	(0.03)	(1.40)		(1.43)	(1.64)	(1.64)	9.37	(12.43)%	111,127	1.28	%(e)	(0.20)%	1.56	%(e)	64.33%
Year ended 05/31/07	11.49	(0.03)	1.62		1.59	(0.64)	(0.64)	12.44	14.33%	224,503	1.28	%(e)	(0.24)%	1.54	%(e)	45.70%
Year ended 05/31/06	10.30	(0.04)	1.85		1.81	(0.62)	(0.62)	11.49	17.88%	231,002	1.27%		(0.33)%	1.51%		52.91%
Year ended 05/31/05	9.45	(0.04)	0.89		0.85	—	—	10.30	8.99%	190,026	1.28%		(0.39)%	1.54%		56.09%
Class A Shares
Year ended 05/31/09	9.05	(0.05)	(2.93	)(f)	(2.98)	(0.65)	(0.65)	5.42	(31.88)%	455	1.78	%(e)	(0.62)%	2.32	%(e)	59.82%
Year ended 05/31/08	12.13	(0.08)	(1.36)		(1.44)	(1.64)	(1.64)	9.05	(12.87)%	1,105	1.78	%(e)	(0.70)%	2.06	%(e)	64.33%
Year ended 05/31/07	11.27	(0.09)	1.59		1.50	(0.64)	(0.64)	12.13	13.80%	1,946	1.78	%(e)	(0.74)%	2.04	%(e)	45.70%
Year ended 05/31/06	10.16	(0.08)	1.81		1.73	(0.62)	(0.62)	11.27	17.32%	1,950	1.77%		(0.83)%	2.01%		52.91%
Year ended 05/31/05	9.37	(0.04)	0.83		0.79	—	—	10.16	8.43%	1,368	1.78%		(0.95)%	2.03%		56.09%
Class C Shares
Year ended 05/31/09	8.71	(0.08)	(2.82	)(f)	(2.90)	(0.65)	(0.65)	5.16	(32.22)%	78	2.28	%(e)	(1.12)%	2.82	%(e)	59.82%
Year ended 05/31/08	11.80	(0.13)	(1.32)		(1.45)	(1.64)	(1.64)	8.71	(13.35)%	196	2.28	%(e)	(1.20)%	2.56	%(e)	64.33%
Year ended 05/31/07	11.03	(0.25)	1.66		1.41	(0.64)	(0.64)	11.80	13.27%	272	2.28	%(e)	(1.21)%	2.54	%(e)	45.70%
Year ended 05/31/06	10.01	(0.14)	1.78		1.64	(0.62)	(0.62)	11.03	16.67%	815	2.27%		(1.33)%	2.51%		52.91%
Year ended 05/31/05	9.28	(0.11)	0.84		0.73	—	—	10.01	7.87%	659	2.28%		(1.38)%	2.54%		56.09%

(a)	Excludes sales charge for Class A and Class C Shares.

(b)	In certain years, the effect of any interest expense as a result of drawing on the line of credit is less than 0.01%.

(c)	During the year certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.

(d)	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

(e)	The effect of any custody credit on the ratio is less than 0.01%.

(f)	The effect of the receivable for securities lending collateral shortfall for the year ended 05/31/09 is $0.05 per class based on average shares.
See Accompanying Notes to Financial Statements.

PNC Funds, Inc.
Financial Highlights
(For a Share of Beneficial Interest Throughout Each Year)

			Net
			Realized		Change in						Net	Ratio of		Ratio of	Ratio of
			and		Net Asset		Distributions	Total			Assets	Expenses		Net	Expenses to
	Net Asset		Unrealized		Value	Dividends	from Net	Dividends	Net Asset		at	to Average		Investment	Average
	Value,	Net	Gain		Resulting	from Net	Realized	and	Value,		End of	Net Assets		Income	Net Assets		Portfolio
	Beginning	Investment	(Loss) on		from	Investment	Gain on	Distri-	End of	Total	Year	After		Average	Before		Turnover
	of Year	Income	Investments		Operations	Income	Investments	butions	Year	Return(a)	(000’s)	Waiver(b)		Net Assets	Waiver(b)(c)		Rate(d)
International Equity Fund Institutional Class Shares
Year ended 05/31/09(e)	$16.78	$0.16	$(6.07	)(g)	$(5.91)	$(0.24)	$(1.86)	$(2.10)	$8.77	(34.60)%	$143,612	1.28	%(f)	1.46%	1.72	%(f)	121.20%
Year ended 05/31/08(e)	19.18	0.37	(0.35)		0.02	(0.12)	(2.30)	(2.42)	16.78	(0.21)%	539,708	1.28	%(f)	2.11%	1.49	%(f)	48.77%
Year ended 05/31/07	16.36	0.29	3.66		3.95	(0.07)	(1.06)	(1.13)	19.18	24.94%	825,712	1.27	%(f)	1.64%	1.54	%(f)	45.91%
Year ended 05/31/06	14.07	0.27	2.65		2.92	(0.11)	(0.52)	(0.63)	16.36	21.27%	711,621	1.27%		1.79%	1.52%		56.48%
Year ended 05/31/05	12.43	0.17	1.57		1.74	(0.10)	—	(0.10)	14.07	13.96%	485,899	1.27%		0.75%	1.59%		44.61%
Class A Shares
Year ended 05/31/09(e)	16.51	0.10	(5.97	)(g)	(5.87)	(0.17)	(1.86)	(2.03)	8.61	(34.89)%	1,268	1.78	%(f)	0.96%	2.22	%(f)	121.20%
Year ended 05/31/08(e)	18.95	0.28	(0.35)		(0.07)	(0.07)	(2.30)	(2.37)	16.51	(0.72)%	3,203	1.78	%(f)	1.61%	1.99	%(f)	48.77%
Year ended 05/31/07	16.21	0.20	3.62		3.82	(0.02)	(1.06)	(1.08)	18.95	24.28%	4,867	1.77	%(f)	1.10%	2.04	%(f)	45.91%
Year ended 05/31/06	13.98	0.16	2.67		2.83	(0.08)	(0.52)	(0.60)	16.21	20.62%	4,071	1.77%		1.57%	2.02%		56.48%
Year ended 05/31/05	12.38	0.11	1.54		1.65	(0.05)	—	(0.05)	13.98	13.35%	2,007	1.77%		1.00%	2.09%		44.61%
Class C Shares
Year ended 05/31/09(e)	16.17	0.05	(5.87	)(g)	(5.82)	(0.10)	(1.86)	(1.96)	8.39	(35.25)%	107	2.28	%(f)	0.46%	2.72	%(f)	121.20%
Year ended 05/31/08(e)	18.67	0.19	(0.34)		(0.15)	(0.05)	(2.30)	(2.35)	16.17	(1.19)%	311	2.28	%(f)	1.11%	2.49	%(f)	48.77%
Year ended 05/31/07	16.04	0.21	3.48		3.69	—	(1.06)	(1.06)	18.67	23.67%	401	2.28	%(f)	0.58%	2.53	%(f)	45.91%
Year ended 05/31/06	13.87	0.11	2.62		2.73	(0.04)	(0.52)	(0.56)	16.04	20.09%	1,100	2.25%		0.74%	2.50%		56.48%
Year ended 05/31/05	12.28	0.05	1.55		1.60	(0.01)	—	(0.01)	13.87	12.92%	655	2.27%		0.32%	2.59%		44.61%

(a)	Excludes sales charge for Class A and Class C Shares.

(b)	In certain years, the effect of any interest expense as a result of drawing on the line of credit is less than 0.01%.

(c)	During the year certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.

(d)	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

(e)	Net investment income per share is based on average shares outstanding for the period.

(f)	The effect of any custody credit on the ratio is 0.10% for the year ended 05/31/09, 0.04% for year ended 05/31/08 and 0.02% for year ended 05/31/07.

(g)	The effect of the receivable for securities lending collateral shortfall for the year ended 05/31/09 is $0.01 per class based on average shares.
See Accompanying Notes to Financial Statements.

PNC Funds, Inc.
Financial Highlights
(For a Share of Beneficial Interest Throughout Each Year)

																Ratio of
			Net												Ratio of	Expenses
			Realized		Change in							Net	Ratio of		Net	to
			and		Net Asset		Distributions		Total			Assets	Expenses		Investment	Average
	Net Asset	Net	Unrealized		Value	Dividends	from Net		Dividends	Net Asset		at	to Average		Income	Net
	Value,	Investment	Gain		Resulting	from Net	Realized	Return	and	Value,		End of	Net Assets		(Loss) to	Assets		Portfolio
	Beginning	Income	(Loss) on		from	Investment	Gain on	of	Distri-	End of	Total	Year	After		Average	Before		Turnover
	of Year	(Loss)	Investments		Operations	Income	Investments	Capital	butions	Year	Return(a)	(000’s)	Waiver(b)		Net Assets	Waiver(b)(c)		Rate(d)
Diversified Real Estate Fund Institutional Class Shares
Year ended 05/31/09(e)	$15.75	$0.30	$(8.43	)(g)	$(8.13)	$(0.52)	$(2.93)	$—	$(3.45)	$4.17	(52.54)%	$14,517	1.05	%(f)	3.21%	1.39	%(f)	11.70%
Year ended 05/31/08(e)	21.35	0.39	(3.33)		(2.94)	(0.36)	(2.30)	—	(2.66)	15.75	(13.17)%	120,270	1.05	%(f)	2.26%	1.07	%(f)	32.65%
Year ended 05/31/07(e)	17.85	0.18	4.85		5.03	(0.38)	(1.15)	—	(1.53)	21.35	28.51%	222,448	1.03	%(f)	0.89%	1.03	%(f)	11.57%
Year ended 05/31/06	16.16	0.06	2.93		2.99	(0.54)	(0.76)	—	(1.30)	17.85	19.07%	200,785	1.02%		0.47%	1.02%		25.42%
Year ended 05/31/05	13.52	0.33	3.36		3.69	(0.47)	(0.47)	(0.11)	(1.05)	16.16	27.84%	192,655	1.03%		2.22%	1.03%		18.49%
Class A Shares
Year ended 05/31/09(e)	15.64	0.21	(8.34	)(g)	(8.13)	(0.47)	(2.93)	—	(3.40)	4.11	(52.86)%	488	1.55	%(f)	2.71%	1.89	%(f)	11.70%
Year ended 05/31/08(e)	21.23	0.30	(3.31)		(3.01)	(0.28)	(2.30)	—	(2.58)	15.64	(13.54)%	1,612	1.55	%(f)	1.76%	1.57	%(f)	32.65%
Year ended 05/31/07(e)	17.75	0.09	4.82		4.91	(0.28)	(1.15)	—	(1.43)	21.23	27.88%	3,135	1.53	%(f)	0.43%	1.53	%(f)	11.57%
Year ended 05/31/06	16.07	(0.04)	2.93		2.89	(0.45)	(0.76)	—	(1.21)	17.75	18.50%	3,023	1.52%		(0.04)%	1.52%		25.42%
Year ended 05/31/05	13.46	0.30	3.29		3.59	(0.40)	(0.47)	(0.11)	(0.98)	16.07	27.14%	2,012	1.53%		1.42%	1.53%		18.49%
Class C Shares
Year ended 05/31/09(e)	15.57	0.20	(8.34	)(g)	(8.14)	(0.42)	(2.93)	—	(3.35)	4.08	(53.08)%	67	2.05	%(f)	2.21%	2.39	%(f)	11.70%
Year ended 05/31/08(e)	21.19	0.21	(3.31)		(3.10)	(0.22)	(2.30)	—	(2.52)	15.57	(14.04)%	412	2.05	%(f)	1.26%	2.07	%(f)	32.65%
Year ended 05/31/07(e)	17.71	(0.10)	4.90		4.80	(0.17)	(1.15)	—	(1.32)	21.19	27.26%	576	2.03	%(f)	(0.51)%	2.03	%(f)	11.57%
Year ended 05/31/06	16.03	(0.12)	2.92		2.80	(0.36)	(0.76)	—	(1.12)	17.71	17.93%	991	2.02%		(0.54)%	2.02%		25.42%
Year ended 05/31/05	13.40	0.18	3.34		3.52	(0.31)	(0.47)	(0.11)	(0.89)	16.03	26.62%	860	2.03%		0.91%	2.03%		18.49%

(a)	Excludes sales charge for Class A and Class C Shares.

(b)	In certain years, the effect of any interest expense as a result of drawing on the line of credit on the ratio is less than 0.01%. For the year ended 05/31/09, the effect of the interest expense was $0.02.

(c)	During the year certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.

(d)	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

(e)	Net investment income (loss) per share is based on average shares outstanding for the year.

(f)	The effect of any custody credit on the ratio is less than 0.01%.

(g)	The effect of the receivable for securities lending collateral shortfall for the year ended 05/31/09 is $0.02 per class based on average shares.
See Accompanying Notes to Financial Statements.

PNC Funds, Inc.
Financial Highlights
(For a Share of Beneficial Interest Throughout Each Year)

			Net
			Realized	Change in					Net	Ratio of		Ratio of Net	Ratio of
			and	Net Asset					Assets	Expenses		Investment	Expenses to
	Net Asset		Unrealized	Value	Dividends		Net Asset		at	to Average		Income	Average
	Value,	Net	Gain	Resulting	from Net		Value,		End of	Net Assets		to	Net Assets		Portfolio
	Beginning	Investment	(Loss) on	from	Investment	Total	End of	Total	Year	After		Average	Before		Turnover
	of Year	Income	Investments	Operations	Income	Dividends	Year	Return(a)	(000’s)	Waiver(b)		Net Assets	Waiver(b)(c)		Rate(d)
Limited Maturity Bond Fund Institutional Class Shares
Year ended 05/31/09	$10.28	$0.43	$0.20 (f)	$0.63	$(0.43)	$(0.43)	$10.48	6.26%	$101,454	0.53	%(e)	4.14%	0.73	%(e)	71.49%
Year ended 05/31/08	10.12	0.46	0.16	0.62	(0.46)	(0.46)	10.28	6.18%	101,450	0.53	%(e)	4.44%	0.65	%(e)	65.23%
Year ended 05/31/07	10.04	0.42	0.08	0.50	(0.42)	(0.42)	10.12	5.08%	121,216	0.53	%(e)	4.17%	0.61	%(e)	83.84%
Year ended 05/31/06	10.27	0.36	(0.23)	0.13	(0.36)	(0.36)	10.04	1.27%	125,605	0.52%		3.51%	0.60%		39.89%
Year ended 05/31/05	10.31	0.32	(0.04)	0.28	(0.32)	(0.32)	10.27	2.74%	165,102	0.52%		3.09%	0.58%		63.24%
Class A Shares
Year ended 05/31/09	10.27	0.37	0.21 (f)	0.58	(0.37)	(0.37)	10.48	5.84%	2,499	1.03	%(e)	3.64%	1.23	%(e)	71.49%
Year ended 05/31/08	10.12	0.40	0.15	0.55	(0.40)	(0.40)	10.27	5.54%	3,076	1.03	%(e)	3.94%	1.15	%(e)	65.23%
Year ended 05/31/07	10.04	0.37	0.08	0.45	(0.37)	(0.37)	10.12	4.55%	3,588	1.03	%(e)	3.67%	1.11	%(e)	83.84%
Year ended 05/31/06	10.26	0.31	(0.22)	0.09	(0.31)	(0.31)	10.04	0.86%	3,800	1.02%		3.06%	1.10%		39.89%
Year ended 05/31/05	10.31	0.27	(0.05)	0.22	(0.27)	(0.27)	10.26	2.13%	2,681	1.03%		2.59%	1.08%		63.24%
Class C Shares
Year ended 05/31/09	10.27	0.32	0.20 (f)	0.52	(0.32)	(0.32)	10.47	5.21%	395	1.53	%(e)	3.14%	1.73	%(e)	71.49%
Year ended 05/31/08	10.11	0.35	0.16	0.51	(0.35)	(0.35)	10.27	5.13%	552	1.53	%(e)	3.44%	1.65	%(e)	65.23%
Year ended 05/31/07	10.03	0.32	0.08	0.40	(0.32)	(0.32)	10.11	4.03%	599	1.53	%(e)	3.16%	1.61	%(e)	83.84%
Year ended 05/31/06	10.26	0.26	(0.23)	0.03	(0.26)	(0.26)	10.03	0.26%	930	1.52%		2.52%	1.60%		39.89%
Year ended 05/31/05	10.31	0.22	(0.05)	0.17	(0.22)	(0.22)	10.26	1.62%	1,103	1.53%		2.10%	1.58%		63.24%

(a)	Excludes sales charge for Class A and Class C Shares.

(b)	In certain years, the effect of any interest expense as a result of drawing on the line of credit is less than 0.01%.

(c)	During the year certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.

(d)	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

(e)	The effect of any custody credit on the ratio is less than 0.01%.

(f)	The effect of the receivable for securities lending collateral shortfall for the year ended 05/31/09 is $0.02 per class based on average shares.
See Accompanying Notes to Financial Statements.

PNC Funds, Inc.
Financial Highlights
(For a Share of Beneficial Interest Throughout Each Year)

			Net
			Realized	Change in						Net	Ratio of		Ratio of Net	Ratio of
			and	Net Asset		Distributions				Assets	Expenses		Investment	Expenses to
	Net Asset		Unrealized	Value	Dividends	from Net	Total	Net Asset		at	to Average		Income	Average
	Value,	Net	Gain	Resulting	from Net	Realized	Dividends	Value,		End of	Net Assets		to	Net Assets		Portfolio
	Beginning	Investment	(Loss) on	from	Investment	Gain on	and	End of	Total	Year	After		Average	Before		Turnover
	of Year	Income	Investments	Operations	Income	Investments	Distributions	Year	Return(a)	(000’s)	Waiver(b)		Net Assets	Waiver(b)(c)		Rate(d)
Total Return Bond Fund Institutional Class Shares
Year ended 05/31/09	$9.61	$0.45	$0.31 (f)	$0.76	$(0.46)	$—	$(0.46)	$9.91	8.24%	$113,202	0.53	%(e)	4.80%	0.68	%(e)	106.18%
Year ended 05/31/08	9.57	0.47	0.05	0.52	(0.48)	—	(0.48)	9.61	5.48%	132,698	0.53	%(e)	4.89%	0.63	%(e)	54.02%
Year ended 05/30/07	9.45	0.45	0.13	0.58	(0.46)	—	(0.46)	9.57	6.22%	147,511	0.53	%(e)	4.72%	0.59	%(e)	66.38%
Year ended 05/31/06	9.92	0.41	(0.44)	(0.03)	(0.43)	(0.01)	(0.44)	9.45	(0.29)%	147,966	0.53%		4.27%	0.60%		55.59%
Year ended 05/31/05	9.74	0.39	0.27	0.66	(0.42)	(0.06)	(0.48)	9.92	6.87%	136,288	0.52%		3.97%	0.59%		68.56%
Class A Shares
Year ended 05/31/09	9.61	0.41	0.32 (f)	0.73	(0.42)	—	(0.42)	9.92	7.81%	482	1.03	%(e)	4.30%	1.18	%(e)	106.18%
Year ended 05/31/08	9.57	0.42	0.05	0.47	(0.43)	—	(0.43)	9.61	4.95%	713	1.03	%(e)	4.39%	1.13	%(e)	54.02%
Year ended 05/30/07	9.45	0.40	0.13	0.53	(0.41)	—	(0.41)	9.57	5.68%	886	1.03	%(e)	4.22%	1.09	%(e)	66.38%
Year ended 05/31/06	9.92	0.37	(0.45)	(0.08)	(0.38)	(0.01)	(0.39)	9.45	(0.79)%	1,091	1.03%		3.79%	1.10%		55.59%
Year ended 05/31/05	9.74	0.34	0.27	0.61	(0.37)	(0.06)	(0.43)	9.92	6.34%	768	1.02%		3.45%	1.09%		68.56%
Class C Shares
Year ended 05/31/09	9.61	0.36	0.31 (f)	0.67	(0.37)	—	(0.37)	9.91	7.18%	162	1.53	%(e)	3.80%	1.68	%(e)	106.18%
Year ended 05/31/08	9.57	0.37	0.05	0.42	(0.38)	—	(0.38)	9.61	4.43%	165	1.53	%(e)	3.89%	1.63	%(e)	54.02%
Year ended 05/31/07	9.44	0.33	0.16	0.49	(0.36)	—	(0.36)	9.57	5.26%	201	1.53	%(e)	3.71%	1.60	%(e)	66.38%
Year ended 05/31/06	9.92	0.31	(0.45)	(0.14)	(0.33)	(0.01)	(0.34)	9.44	(1.38)%	549	1.53%		3.23%	1.60%		55.59%
Year ended 05/31/05	9.74	0.29	0.27	0.56	(0.32)	(0.06)	(0.38)	9.92	5.81%	595	1.53%		2.98%	1.59%		68.56%

(a)	Excludes sales charge for Class A and Class C Shares.

(b)	In certain years, the effect of any interest expense as a result of drawing on the line of credit is less than 0.01%.

(c)	During the year certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.

(d)	Portfolio turnover rate is calculated on the basis of the Fund as a whole with out distinguishing between the classes of shares issued.

(e)	The effect of any custody credit on the ratio is less than 0.01%.

(f)	The effect of the receivable for securities lending collateral shortfall for the year ended 05/31/09 is $0.01 per class based on average shares.
See Accompanying Notes to Financial Statements.

PNC Funds, Inc.
Financial Highlights
(For a Share of Beneficial Interest Throughout Each Year)

			Net
			Realized	Change in					Net	Ratio of		Ratio of Net	Ratio of
			and	Net Asset					Assets	Expenses		Investment	Expenses to
	Net Asset		Unrealized	Value	Dividends		Net Asset		at	to Average		Income	Average
	Value,	Net	Gain	Resulting	from Net		Value,		End of	Net Assets		to	Net Assets		Portfolio
	Beginning	Investment	(Loss) on	from	Investment	Total	End of	Total	Year	After		Average	Before		Turnover
	of Year	Income	Investments	Operations	Income	Dividends	Year	Return(a)	(000’s)	Waiver(b)		Net Assets	Waiver(b)(c)		Rate(d)
Maryland Tax-Exempt Bond Fund Institutional Class Shares
Year ended 05/31/09(e)	$10.82	$0.35	$0.23	$0.58	$(0.35)	$(0.35)	$11.05	5.46%	$67,455	0.53	%(f)	3.21%	0.93	%(f)	29.15%
Year ended 05/31/08	10.78	0.39	0.04	0.43	(0.39)	(0.39)	10.82	4.08%	52,261	0.53	%(f)	3.62%	0.96	%(f)	38.95%
Year ended 05/31/07	10.77	0.40	0.01	0.41	(0.40)	(0.40)	10.78	3.83%	48,742	0.53	%(f)	3.68%	0.85	%(f)	8.95%
Year ended 05/31/06	11.04	0.39	(0.27)	0.12	(0.39)	(0.39)	10.77	1.12%	51,328	0.53%		3.59%	0.82%		25.31%
Year ended 05/31/05	11.03	0.37	0.01	0.38	(0.37)	(0.37)	11.04	3.46%	56,663	0.52%		3.31%	0.81%		21.94%
Class A Shares
Year ended 05/31/09(e)	10.82	0.29	0.23	0.52	(0.29)	(0.29)	11.05	4.94%	614	1.03	%(f)	2.71%	1.43	%(f)	29.15%
Year ended 05/31/08	10.78	0.34	0.04	0.38	(0.34)	(0.34)	10.82	3.56%	604	1.03	%(f)	3.12%	1.46	%(f)	38.95%
Year ended 05/31/07	10.77	0.34	0.01	0.35	(0.34)	(0.34)	10.78	3.32%	928	1.03	%(f)	3.18%	1.35	%(f)	8.95%
Year ended 05/31/06	11.04	0.34	(0.27)	0.07	(0.34)	(0.34)	10.77	0.62%	1,001	1.03%		3.11%	1.32%		25.31%
Year ended 05/31/05	11.03	0.31	0.01	0.32	(0.31)	(0.31)	11.04	2.94%	852	1.02%		2.81%	1.31%		21.94%
Class C Shares
Year ended 05/31/09(e)	10.83	0.24	0.22	0.46	(0.24)	(0.24)	11.05	4.29%	12	1.53	%(f)	2.21%	1.93	%(f)	29.15%
Year ended 05/31/08	10.78	0.28	0.05	0.33	(0.28)	(0.28)	10.83	3.14%	118	1.53	%(f)	2.62%	1.96	%(f)	38.95%
Year ended 05/31/07	10.77	0.29	0.01	0.30	(0.29)	(0.29)	10.78	2.80%	114	1.53	%(f)	2.67%	1.85	%(f)	8.95%
Year ended 05/31/06	11.04	0.28	(0.27)	0.01	(0.28)	(0.28)	10.77	0.12%	153	1.52%		2.59%	1.82%		25.31%
Year ended 05/31/05	11.03	0.26	0.01	0.27	(0.26)	(0.26)	11.04	2.43%	218	1.52%		2.31%	1.81%		21.94%

(a)	Excludes sales charge for Class A and Class C Shares.

(b)	In certain years, the effect of any interest expense as a result of drawing on the line of credit is less than 0.01%.

(c)	During the year certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.

(d)	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

(e)	Net investment income per share is based on average shares outstanding for the year.

(f)	The effect of any custody credit on the ratio is less than 0.01%.
See Accompanying Notes to Financial Statements.

PNC Funds, Inc.
Financial Highlights
(For a Share of Beneficial Interest Throughout Each Year)

			Net
			Realized	Change in					Net	Ratio of		Ratio of Net	Ratio of
			and	Net Asset					Assets	Expenses		Investment	Expenses to
	Net Asset		Unrealized	Value	Dividends		Net Asset		at	to Average		Income	Average
	Value,	Net	Gain	Resulting	from Net		Value,		End of	Net Assets		to	Net Assets		Portfolio
	Beginning	Investment	(Loss) on	from	Investment	Total	End of	Total	Year	After		Average	Before		Turnover
	of Year	Income	Investments	Operations	Income	Dividends	Year	Return(a)	(000’s)	Waiver		Net Assets	Waiver(b)		Rate(c)
Tax-Exempt Limited Maturity Bond Fund Institutional Class Shares
Year ended 05/31/09(d)	$10.07	$0.27	$0.19	$0.46	$(0.27)	$(0.27)	$10.26	4.61%	$75,564	0.53	%(d)	2.63%	0.87	%(d)	77.20%
Year ended 05/31/08	9.86	0.32	0.21	0.53	(0.32)	(0.32)	10.07	5.41%	61,947	0.53	%(d)	3.15%	0.90	%(d)	119.73%
Year ended 05/31/07	9.86	0.30	—	0.30	(0.30)	(0.30)	9.86	3.05%	59,047	0.53	%(d)	3.01%	0.79	%(d)	13.17%
Year ended 05/31/06	9.98	0.25	(0.12)	0.13	(0.25)	(0.25)	9.86	1.34%	83,198	0.52%		2.53%	0.76%		62.71%
Year ended 05/31/05	10.05	0.20	(0.07)	0.13	(0.20)	(0.20)	9.98	1.34%	110,381	0.52%		2.03%	0.74%		20.26%
Class A Shares
Year ended 05/31/09(d)	10.07	0.22	0.20	0.42	(0.22)	(0.22)	10.27	4.20%	927	1.03	%(d)	2.13%	1.37	%(d)	77.20%
Year ended 05/31/08	9.87	0.27	0.20	0.47	(0.27)	(0.27)	10.07	4.77%	864	1.03	%(d)	2.65%	1.40	%(d)	119.73%
Year ended 05/31/07	9.86	0.25	0.01	0.26	(0.25)	(0.25)	9.87	2.64%	932	1.03	%(d)	2.52%	1.30	%(d)	13.17%
Year ended 05/31/06	9.98	0.20	(0.12)	0.08	(0.20)	(0.20)	9.86	0.84%	650	1.03%		2.05%	1.26%		62.71%
Year ended 05/31/05	10.05	0.15	(0.07)	0.08	(0.15)	(0.15)	9.98	0.84%	411	1.02%		1.53%	1.24%		20.26%
Class C Shares
Year ended 05/31/09(d)	10.07	0.17	0.19	0.36	(0.17)	(0.17)	10.26	3.58%	33	1.52	%(d)	1.64%	1.86	%(d)	77.20%
Year ended 05/31/08	9.86	0.22	0.21	0.43	(0.22)	(0.22)	10.07	4.36%	111	1.53	%(d)	2.15%	1.90	%(d)	119.73%
Year ended 05/31/07	9.86	0.20	—	0.20	(0.20)	(0.20)	9.86	2.03%	107	1.53	%(d)	2.01%	1.79	%(d)	13.17%
Year ended 05/31/06	9.98	0.15	(0.12)	0.03	(0.15)	(0.15)	9.86	0.33%	105	1.53%		1.54%	1.76%		62.71%
Year ended 05/31/05	10.05	0.10	(0.07)	0.03	(0.10)	(0.10)	9.98	0.33%	106	1.53%		1.03%	1.74%		20.26%

(a)	Excludes sales charge for Class A and Class C Shares.

(b)	During the year certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.

(c)	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

(d)	Net investment income per share is based on average shares outstanding for the year.

(e)	The effect of any custody credit on the ratio is less than 0.01%.
See Accompanying Notes to Financial Statements.

PNC Funds, Inc.
Financial Highlights
(For a Share of Beneficial Interest Throughout Each Year)

			Net
			Realized	Change in						Net	Ratio of			Ratio of
			and	Net Asset		Distributions				Assets	Expenses		Ratio of Net	Expenses to
	Net Asset		Unrealized	Value	Dividends	from Net	Total	Net Asset		at	to Average		Investment	Average
	Value,	Net	Gain	Resulting	from Net	Realized	Dividends	Value,		End of	Net Assets		Income	Net Assets		Portfolio
	Beginning	Investment	(Loss) on	from	Investment	Gain on	and	End of	Total	Year	After		Average	Before		Turnover
	of Year	Income	Investments	Operations	Income	Investments	Distributions	Year	Return(a)	(000’s)	Waiver		Net Assets	Waiver(b)		Rate(c)
National Tax-Exempt Bond Fund Institutional Class Shares
Year ended 05/31/09(d)	$9.52	$0.29	$0.18	$0.47	$(0.29)	$(0.04)	$(0.33)	$9.66	5.02%	$89,520	0.53	%(e)	3.00%	0.83	%(e)	63.91%
Year ended 05/31/08	9.46	0.33	0.11	0.44	(0.33)	(0.05)	(0.38)	9.52	4.82%	81,891	0.53	%(e)	3.52%	0.84	%(e)	143.09%
Year ended 05/31/07	9.48	0.34	(0.01)	0.33	(0.34)	(0.01)	(0.35)	9.46	3.49%	81,317	0.53	%(e)	3.59%	0.77	%(e)	22.17%
Year ended 05/31/06	9.72	0.34	(0.24)	0.10	(0.34)	—	(0.34)	9.48	1.03%	97,896	0.53%		3.52%	0.75%		50.88%
Year ended 05/31/05	9.71	0.34	0.01	0.35	(0.34)	—	(0.34)	9.72	3.62%	122,151	0.52%		3.45%	0.74%		16.69%
Class A Shares
Year ended 05/31/09(d)	9.54	0.24	0.18	0.42	(0.24)	(0.04)	(0.28)	9.68	4.49%	640	1.03	%(e)	2.50%	1.33	%(e)	63.91%
Year ended 05/31/08	9.48	0.29	0.11	0.40	(0.29)	(0.05)	(0.34)	9.54	4.29%	649	1.03	%(e)	3.02%	1.34	%(e)	143.09%
Year ended 05/31/07	9.50	0.30	(0.01)	0.29	(0.30)	(0.01)	(0.31)	9.48	2.97%	821	1.03	%(e)	3.09%	1.27	%(e)	22.17%
Year ended 05/31/06	9.74	0.29	(0.24)	0.05	(0.29)	—	(0.29)	9.50	0.53%	767	1.03%		3.04%	1.25%		50.88%
Year ended 05/31/05	9.73	0.29	0.01	0.30	(0.29)	—	(0.29)	9.74	3.09%	276	1.02%		2.95%	1.24%		16.69%
Class C Shares
Year ended 05/31/09(d)	9.53	0.19	0.16	0.35	(0.18)	(0.04)	(0.22)	9.66	3.75%	7	1.53	%(e)	2.00%	1.83	%(e)	63.91%
Year ended 05/31/08	9.47	0.24	0.11	0.35	(0.24)	(0.05)	(0.29)	9.53	3.78%	108	1.53	%(e)	2.52%	1.84	%(e)	143.09%
Year ended 05/31/07	9.48	0.25	— (f)	0.25	(0.25)	(0.01)	(0.26)	9.47	2.57%	105	1.53	%(e)	2.59%	1.77	%(e)	22.17%
Year ended 05/31/06	9.72	0.24	(0.24)	—	(0.24)	—	(0.24)	9.48	0.03%	151	1.53%		2.52%	1.75%		50.88%
Year ended 05/31/05	9.71	0.24	0.01	0.25	(0.24)	—	(0.24)	9.72	2.59%	177	1.53%		2.45%	1.74%		16.69%

(a)	Excludes sales charge for Class A and Class C Shares.

(b)	During the year certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.

(c)	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

(d)	The net investment income per share is based on average shares outstanding for the year.

(e)	The effect of any custody credit on the ratio is less than 0.01%.

(f)	Amount rounds to less than $0.005 or $(0.005).
See Accompanying Notes to Financial Statements.

PNC Funds, Inc.
Notes to Financial Statements
1. SIGNIFICANT ACCOUNTING POLICIES
PNC Funds, Inc. (the “Company”) is registered under the Investment Company Act of 1940, (the “1940 Act”), as amended, as an open-end management investment company. The Company was incorporated in Maryland on March 7, 1989. The Articles of Incorporation of the Company, as amended, authorize the Board of Directors to issue up to thirty billion shares, having a par value of $0.001 per share. The Company is a series mutual fund which currently issues shares of common stock representing interests in eleven investment portfolios: Prime Money Market Fund, Government Money Market Fund and Tax-Exempt Money Market Fund (the “Money Market Funds”), Capital Opportunities Fund, International Equity Fund and Diversified Real Estate Fund (the “Equity Funds”), and Limited Maturity Bond Fund, Total Return Bond Fund, Maryland Tax-Exempt Bond Fund, Tax-Exempt Limited Maturity Bond Fund and National Tax-Exempt Bond Fund (the “Bond Funds”), (the Money Market Funds, Equity Funds and Bond Funds collectively, the “Funds”, individually, each a “Fund”).
Each Fund is authorized to issue three classes of shares: Institutional Class Shares, Class A Shares and Class C Shares. Shares of all classes of a Fund represent equal pro rata interests in the Fund and bear the same fees and expenses, except that (i) Class A Shares of the Equity Funds and Bond Funds are subject to maximum front-end sales charges of 4.75% and 4.25%, respectively, (ii) Class C Shares of each Fund are subject to a contingent deferred sales charge (“CDSC”) of 1.00%, and (iii) Class A Shares and Class C Shares of each Fund are subject to distribution and servicing fees payable pursuant to separate Distribution and Services Plans adopted for each such class of shares.
The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“generally accepted accounting principles”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.
The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements.
A)	Security Valuation: Investment securities held by the Money Market Funds are valued under an amortized cost method, which approximates current fair value. Under this method, securities are valued at cost when purchased and, thereafter, a constant proportionate amortization of any discount or premium is recorded until maturity of the security. Regular review and monitoring of the valuations are performed pursuant to procedures adopted by the Company’s Board of Directors. Each Money Market Fund seeks to maintain a stable net asset value of $1.00 per share, but there can be no assurance that it will be able to do so.

Investments held by the Equity Funds and Bond Funds are valued at market value or, in the absence of a market value with respect to any portfolio securities, at fair value. A security that is primarily traded on a domestic security exchange, including securities traded over-the-counter, are valued at the last sale price on that exchange or, if there were no sales during the day, at the current quoted bid price. Securities for which the primary market is the National Association of Securities Dealers Automated Quotations National Market System (“NASDAQ”) are valued at the NASDAQ Official Closing Price. Portfolio securities that are primarily traded on foreign exchanges are generally valued at the closing values of such securities on their respective exchanges, provided that if such securities are not traded on the valuation date, they will be valued at fair value in accordance with procedures established by the Board of Directors. The Board of Directors of the Company has determined that movements in relevant indices or other appropriate market indicators, after the close of the foreign securities exchanges, may demonstrate that market quotations no longer represent the fair value of the foreign securities held by International Equity Fund and may require fair value pricing. Consequently, fair valuation of portfolio securities may occur on a daily basis. In determining such fair value prices, International Equity Fund utilizes data furnished by an independent pricing service. Market or fair value may be determined on the basis of valuations provided by one or more recognized pricing services approved by the Board of Directors, which may rely on matrix pricing systems, electronic data processing techniques and/or quoted bid and ask prices provided by investment dealers. Short-term investments with remaining maturities of 60 days or less are valued at amortized cost, which approximates fair value. Investments in mutual funds are valued at the closing net asset value per share on the day of valuation.

PNC Funds, Inc.
Notes to Financial Statements — Continued
1. SIGNIFICANT ACCOUNTING POLICIES — Continued
In September 2006, the Financial Accounting Standards Board issued Financial Accounting Standards No. 157, Fair Value Measurement (“FAS 157”) effective for fiscal years beginning after November 15, 2007. This standard clarifies the definition of fair value for financial reporting, establishes a framework for measuring fair value and requires additional disclosures about the use of fair value measurements. FAS 157 became effective for the Funds as of June 1, 2008, the beginning of the Funds’ current fiscal year. The three levels of the fair value hierarchy under FAS 157 are described below:
•	Level 1 — quoted prices in active markets for identical securities

•	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of assets and liabilities)
The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. A summary of the inputs used to value the Funds’ net assets as of May 31, 2009 is included with each Fund’s Schedule of Portfolio Investments.
B)	Security Transactions and Investment Income: Security transactions are accounted for on the trade date for financial statement preparation purposes. The cost of investments sold is determined by use of the specific identification method for both financial reporting and income tax purposes. Interest income is recorded on the accrual basis; dividend income is recorded on the ex-dividend date, or in the case of certain foreign securities, as soon as a fund is notified. All premiums and discounts are amortized or accreted for both financial statement and tax reporting purposes using the effective interest method. The Company accounts separately for the assets, liabilities and operations of each Fund. Direct expenses of a Fund are charged to that Fund, while general expenses of the Company are allocated among the Funds based on relative net assets or another reasonable basis. In addition, expenses of a Fund not directly attributable to the operations of a particular class of shares of the Fund are allocated among the separate classes based on the relative net assets of each class. Expenses directly attributable to a particular class of shares of a Fund are charged to the operations of that class.

C)	Dividends and Distributions to Shareholders: Dividends from net investment income, if any, are determined separately for each class of shares of a Fund and are declared daily and paid monthly to shareholders of Money Market Funds and Bond Funds; are declared and paid quarterly to shareholders of Diversified Real Estate Fund; are declared and paid semi-annually to shareholders of International Equity Fund; and are declared and paid annually to shareholders of Capital Opportunities Fund. Any net realized capital gains are distributed at least annually with regard to the Funds. Each Fund intends to distribute substantially all of its investment company taxable income and any net realized capital gains in order to avoid federal income tax.

Income distributions and capital gains distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles; accordingly, periodic reclassifications are made within a Fund’s capital accounts to reflect income and gains available for distribution under income tax regulations.

D)	Repurchase Agreements: Each Fund, except Tax-Exempt Money Market Fund, Tax-Exempt Limited Maturity Bond Fund, Maryland Tax-Exempt Bond Fund, and National Tax-Exempt Bond Fund, may agree to purchase portfolio securities from financial institutions, such as banks and broker-dealers, subject to the seller’s agreement to repurchase them at an agreed upon date and price. In the case of Prime Money Market Fund and Government Money Market Fund, collateral for repurchase agreements may have longer maturities than the maximum permissible remaining maturity of portfolio investments. The seller will be required on a daily basis to maintain the value of the securities subject to the repurchase agreement at not less than the repurchase price (including accrued interest), plus the transaction costs the Funds could expect to incur if the seller defaults, marked-to-market daily. Repurchase agreements are accounted for as collateralized financings. The policy of the Funds is to obtain possession of collateral with a fair value greater than or equal to 102% of the repurchase agreement.

E)	Foreign Securities: Investing in foreign securities is subject to certain risks such as currency exchange rate volatility, possible political, social, or economic instability, foreign taxation and/or differences in auditing and other financial standards. A Fund investing in foreign securities is subject to foreign income taxes by certain countries in which it invests. Foreign income taxes are accrued by the Fund and withheld from dividend and interest income. Gains real

PNC Funds, Inc.
Notes to Financial Statements — Continued
1. SIGNIFICANT ACCOUNTING POLICIES — Continued
ized upon disposition of certain foreign securities held by a Fund may be subject to capital gains tax in that particular country. The tax on realized gains is paid prior to repatriation of sales proceeds. As applicable, a Fund accrues a deferred tax liability for net unrealized gains on securities subject to a capital gains tax.

F)	Foreign Currency Translation: Foreign currency amounts are translated into U.S. dollars at prevailing exchange rates as follows: assets and liabilities at the rate of exchange prevailing at the end of the respective period, purchases and sales of securities and income and expenses at the rate of exchange prevailing on the dates of such transactions. A Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in the fair value of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

G)	Forward Foreign Currency Exchange Contracts: International Equity Fund may enter into foreign currency exchange spot contracts and forward foreign currency exchange contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings and/or to gain exposure to a country’s currency in a situation where the Fund’s equity holdings are underweight relative to the benchmark. All commitments are marked-to-market daily at the applicable foreign exchange rate and any resulting unrealized gains or losses are recorded currently. The gain or loss arising from the difference between the original contracts and the closing of such contracts is included in income as a component of realized gain or loss on foreign currency. Such contracts, which protect the value of the Fund’s investment securities against a decline in the value of currency, do not eliminate fluctuations in the underlying prices of the securities, but merely establish an exchange rate at a future date. Also, although such contracts tend to minimize the risk of loss due to a decline in the value of a hedged currency, at the same time they tend to limit any potential gain that might be realized should the value of such foreign currency increase. Risks may also arise upon entering these contracts from the potential inability of a counterparty to meet the terms of their contract. See Note 3 for details of forward foreign currency exchange contracts outstanding as of May 31, 2009.

H)	Securities Lending: Pursuant to an agreement with Credit Suisse, each Fund except Tax-Exempt Money Market Fund, Maryland Tax-Exempt Bond Fund, Tax-Exempt Limited Maturity Bond Fund and National Tax-Exempt Bond Fund lends its portfolio securities to approved brokers, dealers or other financial institutions to earn additional income. Prior to the close of each business day, loans of securities are secured by collateral at least equal to 102% (105% for International Equity Fund) of the value of the securities on loan. However, due to market fluctuations, the value of the securities on loan may exceed the value of the collateral. On the next business day, the collateral is adjusted based on the prior day’s valuations and the current day’s lending activity. Cash collateral received in connection with securities lending is invested in a joint cash collateral account managed by Credit Suiss that typically invests in certain high quality, liquid securities. Although the collateral mitigates risk; securities lending presents risks of delay in receiving additional collateral or in recovering the securities loaned or even a loss of rights in the collateral if the borrower of the securities fails financially. Another risk is that return on invested cash collateral in the joint cash collateral account will result in losses for the Funds. The Company has the right under the securities lending agreement to recover the loaned securities from the borrower on demand.

The return on the cash collateral invested in the joint cash collateral account will result in gains or losses for the Funds and the NAV of a Fund will be affected by an increase or decrease in the value of the securities that the joint cash collateral account may be invested in. Each of the Funds participating in securities lending own a pro-rata portion of the securities in the joint cash collateral account, the values of which are shown in each Fund’s Schedule of Portfolio Investments. The cost basis of the investments in the joint cash collateral account is allocated among the Funds participating in securities lending based upon each Fund’s pro-rata portion of the total market value of securities on loan at May 31, 2009.

PNC Funds, Inc.
Notes to Financial Statements — Continued
1. SIGNIFICANT ACCOUNTING POLICIES — Continued
At May 31, 2009, the cash collateral received by the Equity and Bond Funds participating in the securities lending program (the “Participating Funds”) was pooled and invested in the securities listed below. As of May 31, 2009, none of the Money Market Funds participated in the securities lending program.

	Security
Security	Par	Value

Atlantic East Funding LLC, 0.67%, 03/25/10*	$6,407,109	$3,610,630
Barclays Capital Markets Repurchase Agreement (dated 05/29/09 to be repurchased at $25,996,347 collateralized by a $26,414,700 (Value $26,515,927) U.S. Government National Security, interest rate 0.875%, due 01/31/11) 0.16%, 06/01/09	25,996,000	25,996,000

Total	$32,403,109	$29,606,630

*	Atlantic East Funding LLC (“Atlantic East”), currently held in the joint cash collateral account for the Equity and Bond Funds participating in the securities lending program, was formed as a result of the restructuring on March 25, 2008 of KKR Atlantic Funding (the “Trust”), which was previously held in the joint cash collateral account for all the Funds participating in the securities lending program. Atlantic East was formed to accept collateral previously held by the Trust and to issue new notes to existing investors in the Trust. Atlantic East had an initial maturity of March 25, 2009 and the Equity and Bond Funds determined that in the current market conditions it was preferable to extend the maturity for an additional year to March 25, 2010. Principal and interest payments are being collected on the underlying residential mortgage-backed securities that comprise the collateral and are being distributed monthly.
The investment in Atlantic East is being fair-valued in accordance with procedures approved by the Board of Directors. Due to downgrades of the credit ratings assigned to the securities in the underlying portfolio of residential mortgage-backed securities as well as a deterioration in the fair value of these securities, the fair valuation of Atlantic East resulted in the value of Atlantic East on May 31, 2009 being less than the collateral owed back to the borrowers. If there is a deficiency in the amount of total loan collateral available for return to a borrower on the date the collateral is returned, this would result in a realized loss to the participating Equity and Bond Funds. An affiliate of the Adviser has agreed to pay a portion of the loss if it is realized upon disposition of Atlantic East and such amounts are recorded as a receivable on each Participating Fund’s Statement of Assets and Liabilities. As of May 31, 2009, each of the Participating Funds were negatively impacted by the following amounts per share due to the fair valuation of Atlantic East:

Fund	NAV Impact
Capital Opportunities Fund	$0.11
International Equity Fund	0.01
Diversified Real Estate Fund	0.03
Limited Maturity Bond Fund	0.05
Total Return Bond Fund	0.01
I)	In the normal course of business, the Funds enter into contracts that contain a variety of representations that provide general indemnifications. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against a Fund that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

J)	In March 2008, the FASB issued Statement of Financial Accounting Standards No. 161, “Disclosures about Derivative Instruments and Hedging Activities” (“SFAS”) No. 161. SFAS No. 161 is effective for fiscal years and interim periods beginning after November 15, 2008. SFAS No. 161 requires enhanced disclosures about Funds’ derivative and hedging activities. Management is currently evaluating the impact the adoption of SFAS No. 161 will have on the Funds’ financial statement disclosures.

PNC Funds, Inc.
Notes to Financial Statements — Continued
2. INVESTMENT ADVISOR, ADMINISTRATOR, DISTRIBUTOR AND OTHER RELATED PARTY TRANSACTIONS
PNC Capital Advisors, Inc. (“PNC Capital” or the “Adviser”), a wholly-owned subsidiary of The PNC Financial Services Group, Inc. (“PNC”), provides investment advisory and administration services to each Fund pursuant to an Investment Advisory Agreement and an Administration Agreement. For its services as adviser, PNC Capital receives an advisory fee computed daily (as a percentage of average daily net assets) and payable monthly at an annual rate of:

	Advisory Fee on net	Advisory Fee on net
Fund	assets up to $1 billion	assets over $1 billion

Prime Money Market Fund	0.25%	0.20%
Government Money Market Fund	0.25%	0.20%
Tax-Exempt Money Market Fund	0.25%	0.20%
Capital Opportunities Fund	1.30%	1.20%
International Equity Fund	1.22%	0.90%
Diversified Real Estate Fund	0.80%	0.60%
Limited Maturity Bond Fund	0.35%	0.20%
Total Return Bond Fund	0.35%	0.20%
Maryland Tax-Exempt Bond Fund	0.50%	0.25%
Tax-Exempt Limited Maturity Bond Fund	0.50%	0.25%
National Tax-Exempt Bond Fund	0.50%	0.25%
PNC Capital pays sub-advisory fees for the following Funds to:

Sub-Adviser	Fund		Sub-Advisory Fee
Morgan Stanley Investment Management, Ltd.	International Equity Fund	0.80%	On average net assets of its managed portion up to $25 million
		0.60%	On the second $25 million
		0.50%	On the third $25 million
		0.40%	On average net assets in excess of $75 million
Artio Global Management LLC	International Equity Fund	0.80%	On average net assets of its managed portion up to $20 million
		0.60%	On the second $20 million
		0.50%	On the next $60 million
		0.40%	On average net assets in excess of $100 million
GE Asset Management Inc.	International Equity Fund	0.60%	On average net assets of its managed portion up to $50 million
		0.55%	On the second $50 million
		0.45%	On the third $50 million
		0.40%	On average net assets in excess of $150 million
Delaware Management Co.	Capital Opportunities Fund	0.70%	On average net assets up to $100 million
		0.60%	On the next $150 million
		0.50%	On the next $250 million
		0.45%	On average net assets in excess of $500 million
     Effective January 1, 2009, Limited Maturity Bond Fund and Total Return Bond Fund do not have a sub-adviser. Prior to January 1, 2009, Boyd Waterson Asset Management, LLC was the Sub-Adviser to Limited Maturity Bond Fund and Total Return Bond Fund. PNC Capital paid the fees for their services. A portion of the fees were waived proportionally subject to any management fee waivers that PNC Capital had voluntarily made in order to maintain annual fees and expenses for the Funds at a certain level.
     For its services as Administrator, PNC Capital receives an administration fee computed daily and payable monthly at an annual rate of 0.125% of the average daily net assets of each Fund. Effective February 11, 2008, PNC Capital pays sub-administration fees to PNC Global Investment Servicing (U.S.) Inc. (“PNC G.I.S.”), an indirect, wholly-owned subsidiary of The PNC Financial Services Group, Inc. (“PNC”) and an affiliate of PNC Capital, based on the aggregate net assets of the Funds as follows: 0.01% of the first $3 billion, 0.0075% of the next $2 billion, and 0.0050% of the aggregate net assets in excess of $5 billion plus out-of-pocket expenses.

PNC Funds, Inc.
Notes to Financial Statements — Continued
2. INVESTMENT ADVISOR, ADMINISTRATOR, DISTRIBUTOR AND OTHER RELATED PARTY TRANSACTIONS — Continued
PNC G.I.S. also receives a fee for its services as accounting and blue sky servicing agent, excluding out of pocket expenses, based on the aggregate net assets of the Funds as follows: 0.02% of the first $3 billion, 0.0175% of the next $2 billion, and 0.0150% of the aggregate net assets in excess of $5 billion.
PNC G.I.S. also receives a fee for its services as transfer agent, based primarily upon the number of accounts serviced. Certain minimum fees and transaction charges may apply.
For the year ended May 31, 2009, PNC G.I.S. earned $3,880,419 in aggregate fees and expenses from the Funds for services rendered under various agreements described above.
PNC Capital, at its discretion, voluntarily waives a portion of its advisory fees for any Fund and, if necessary, reimburses any Fund’s expenses. For a portion of the year, PNC Capital voluntarily waived investment advisory fees to avoid earning a negative yield on the Money Market Funds. The waivers and reimbursements may be terminated at any time at the option of PNC Capital. PNC Capital may seek reimbursement from a Fund for such waived or reimbursed amounts whenever total operating expenses fall below the voluntary expense cap prior to the end of the current fiscal year. subject to Board approval. For the year ended May 31, 2009, PNC Capital did not seek reimbursement from any Fund for any waived or reimbursed amounts.
Shares in each Fund are sold on a continuous basis by the Company’s distributor, PNC Fund Distributor, LLC (the “Distributor”), an indirect wholly-owned subsidiary of The Foreside Financial Group, LLC. The Distributor receives no fee from the Company for these services.
For the year ended May 31, 2009, the Distributor received $2,707 front-end sales charges from the sale of Class A Shares of the Equity and Bond Funds and received $60 in CDSC from redemptions of Class C Shares of the Equity and Bond Funds.
The Company has adopted separate Distribution and Services Plans with respect to Class A Shares and Class C Shares of the Funds. Pursuant to the Distribution and Services Plans, the Company may pay (i) the Distributor or other persons for expenses and activities primarily intended to result in the sale of Class A Shares or Class C Shares, as the case may be, and (ii) service organizations for administrative support services provided to their customers who are the record or beneficial owners of Class A Shares or Class C Shares, as the case may be. Prior to February 4, 2009, under the Distribution and Services Plans, payments for distribution services and expenses may not exceed 0.25% and 0.75% of the average daily net assets attributable to each Fund’s outstanding Class A Shares and Class C Shares, respectively, and payments for administrative support services may not exceed 0.25% of the average daily net assets attributable to each Fund’s outstanding Class A Shares and Class C Shares owned of record or beneficially by customers of service organizations. Effective February 4, 2009, the Money Market Funds no longer participate in the distribution services portion of the Distribution and Service Plan. For the period ended May 31, 2009, the Distributor, waived a portion of distribution and service fees for Class C shares of Prime Money Market Fund, Government Money Market Fund, and Tax-Exempt Money Market Fund and did not seek reimbursement. As of February 4, 2009, this waiver was eliminated.
Each Board of Director member of the Company receives from the Company an annual fee of $28,000, a fee of $2,000 for each in-person Board meeting attended and $1,000 for each telephonic Board meeting attended, and is reimbursed for all out-of-pocket expenses incurred as a Director. The Chairman of the Board of Directors receives an additional annual fee of $10,000 for services in this capacity.
3. FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS
A summary of forward foreign currency contracts in International Equity Fund which were outstanding at May 31, 2009, is as follows:

					Unrealized
					Appreciation/
Delivery Dates	Sell		Buy		(Depreciation)
06/15/2009	USD	755,504	AUD	994,018	$39,612
06/15/2009	USD	2,009,640	EUR	1,479,547	81,746
06/15/2009	USD	498,633	SGD	730,257	6,926
06/17/2009	USD	1,500,706	CAD	1,815,829	162,729
06/17/2009	USD	683,085	GBP	429,295	10,742
07/14/2009	CZK	788,479	USD	42,969	1,642
10/14/2009	USD	42,969	CZK	791,487	1,623
10/14/2009	CZK	791,487	USD	35,146	6,200

PNC Funds, Inc.
Notes to Financial Statements — Continued
3. FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS — Continued

					Unrealized
					Appreciation/
Delivery Dates	Sell		Buy		(Depreciation)
10/20/2009	PLN	2,026,454	USD	646,294	$16,489
10/27/2009	USD	48,521	CZK	1,092,699	8,546
11/19/2009	PLN	3,302,758	USD	1,052,134	27,575

					$363,830

06/08/2009	USD	908,506	JPY	85,764,812	(8,265)
06/15/2009	GBP	2,160,000	USD	3,263,777	(227,242)
06/17/2009	HUF	38,087,349	USD	83,997	(4,893)
07/14/2009	USD	41,619	CZK	788,479	(292)
10/20/2009	USD	753,537	PLN	2,026,454	(123,732)
10/27/2009	USD	163,467	CZK	3,024,204	(5,705)
10/27/2009	CZK	14,050,200	USD	707,172	(26,617)
11/19/2009	USD	1,221,847	PLN	3,302,758	(197,288)

					$(594,034)

Currency Legend
AUD	Australian Dollar
CAD	Canadian Dollar
CZK	Czech Republic Koruna
EUR	Euro Dollar
GBP	Great Britain Pound Sterling
HUF	Hungary Forint
JPY	Japanese Yen
PLN	Poland Zlotych
SGD	Singapore Dollar
USD	U.S. Dollar
4. PURCHASES & SALES OF SECURITIES
For the year ended May 31, 2009, total aggregate purchases and proceeds from sales of investment securities (excluding in-kind redemptions and short-term securities) were as follows:

			U.S. Government	U.S. Government
	Purchases	Sales	Purchases	Sales

Capital Opportunities Fund	$33,594,386	$79,485,892	$—	$—
International Equity Fund	327,861,398	459,366,272	—	—
Diversified Real Estate Fund	6,444,164	55,679,956	—	—
Limited Maturity Bond Fund	44,515,460	44,651,358	24,354,878	27,447,390
Total Return Bond Fund	50,777,392	44,370,041	70,748,515	100,990,648
Maryland Tax-Exempt Bond Fund	28,763,774	16,804,550	—	—
Tax-Exempt Limited Maturity Bond Fund	66,097,385	47,483,672	—	—
National Tax-Exempt Bond Fund	59,818,393	53,378,026	—	—
5. FEDERAL INCOME TAX INFORMATION
Each of the Funds is a separate taxable entity and intends to continue to qualify for the tax treatment applicable to regulated investment companies under Subchapter M of the Internal Revenue Code of 1986, as amended, and, among other things, is required to make the requisite distributions to its shareholders, which will relieve it from Federal income or excise taxes. Therefore, no provision has been recorded for Federal income or excise taxes. Because federal income tax regulations differ from generally accepted accounting principles, income and capital gain distributions determined in accordance with tax regulations may differ from net investment income and realized gains recognized for financial reporting purposes. Accordingly, the composition of net assets for tax purposes differs from amounts reflected in the accompanying financial statements. These differences are primarily due to differing treatment for foreign currency transactions, paydowns, losses deferred with respect to wash sales, investments in passive foreign investment companies, gains associated with redemptions in kind, and deemed distributions due to shareholder redemptions. For financial reporting purposes, capital accounts and distributions to shareholders are adjusted to reflect the tax character of permanent book/tax differences.

PNC Funds, Inc.
Notes to Financial Statements — Continued
5. FEDERAL INCOME TAX INFORMATION — Continued
The Company adopted Financial Accounting Standards Board Interpretation No. 48, Accounting for Uncertainty in Income Taxes (“FIN 48”). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. The Funds have analyzed their tax positions taken on Federal income tax returns for all open tax years (tax years ended May 31, 2006 through 2008 except for Diversified Real Estate Fund, for which tax years ended December 31, 2005 through 2008 were reviewed) for purposes of implementing FIN 48 and have concluded that adoption of FIN 48 did not impact the Funds’ net assets or results of operations.
The tax character of dividends and distributions paid during the year ended May 31, 2009 were as follows:

	Tax-Exempt	Ordinary	Long-Term	Return of	Total
Fund	Income	Income	Capital Gains	Capital	Distributions

Prime Money Market Fund	$—	$10,985,035	$—	$—	$10,985,035
Government Money Market Fund	—	5,809,035	—	—	5,809,035
Tax-Exempt Money Market Fund	3,059,442	—	—	—	3,059,442
Capital Opportunities Fund	—	—	4,463,251	—	4,463,251
International Equity Fund	—	9,794,027	34,747,682	—	44,541,709
Diversified Real Estate Fund	—	—	—	—	—
Limited Maturity Bond Fund	—	4,065,533	—	—	4,065,533
Total Return Bond Fund	—	5,685,352	—	—	5,685,352
Maryland Tax-Exempt Bond Fund	1,869,455	16,079	—	—	1,885,534
Tax-Exempt Limited Maturity Bond Fund	1,797,998	—	—	—	1,797,998
National Tax-Exempt Bond Fund	2,547,639	83,770	274,734	—	2,906,143
The tax character of dividends and distributions paid during the year ended May 31, 2008 were as follows:

	Tax-Exempt	Ordinary	Long-Term	Return of	Total
Fund	Income	Income	Capital Gains	Capital	Distributions

Prime Money Market Fund	$—	$39,025,986	$—	$—	$39,025,986
Government Money Market Fund	—	23,726,790	—	—	23,726,790
Tax-Exempt Money Market Fund	7,492,007	—	—	—	7,492,007
Capital Opportunities Fund	—	1,877,116	26,232,463	—	28,109,579
International Equity Fund	—	21,895,354	77,926,940	—	99,822,294
Diversified Real Estate Fund*	—	3,969,529	15,927,018	—	19,896,547
Limited Maturity Bond Fund	—	4,984,737	—	—	4,984,737
Total Return Bond Fund	—	7,155,145	—	—	7,155,145
Maryland Tax-Exempt Bond Fund	1,828,649	—	—	—	1,828,649
Tax-Exempt Limited Maturity Bond Fund	1,861,932	—	—	—	1,861,932
National Tax-Exempt Bond Fund	2,872,366	—	446,362	—	3,318,728

*	The Diversified Real Estate Fund has changed its tax year end from December 31 to May 31. Information is for the tax year ended December 31, 2008.

PNC Funds, Inc.
Notes to Financial Statements — Continued
5. FEDERAL INCOME TAX INFORMATION — Continued
The tax-basis components of distributable earnings at May 31, 2009 were as follows:

		Undistributed
	Over-	(Over-
	distributed	distributed)	Undistributed		Unrealized	Capital	Post
	Tax-Exempt	Ordinary	Long-term	Temporary	Appreciation	Loss	October	Paid-in	Net
Fund	Income	Income	Capital Gains	Differences	(Depreciation)*	Carryforwards	Loss**	Capital	Assets
Prime Money Market Fund	$—	$3,573	$—	$—	$—	$(33,297)	$—	$614,743,589	$614,713,865
Government Money Market Fund	—	816	—	—	—	(66,861)	(2,411)	489,316,311	489,247,855
Tax-Exempt Money Market Fund	—	—	—	—	—	(76,534)	—	227,113,449	227,036,915
Capital Opportunities Fund	—	—	—	—	(1,593,047)	—	(14,733,868)	45,779,453	29,452,538
International Equity Fund	—	2,149,074	—	237,130	8,706,370	(10,071,327)	(66,007,040)	209,972,713	144,986,920
Diversified Real Estate Fund	—	951,154	—	—	(1,824,157)	(10,592,281)	—	26,537,452	15,072,168
Limited Maturity Bond Fund	—	4,463	—	—	2,099,753	(1,913,779)	(423,270)	104,580,493	104,347,660
Total Return Bond Fund	—	(155,697)	146,556	—	2,141,891	—	(1,148,524)	112,861,944	113,846,170
Maryland Tax-Exempt Bond Fund	(210)	—	—	—	1,897,545	(477,855)	(24,314)	66,686,185	68,081,351
Tax-Exempt Limited Maturity Bond Fund	—	—	—	—	1,871,994	(1,346,646)	—	75,999,076	76,524,424
National Tax-Exempt Bond Fund	—	94,183	185,035	—	2,280,932	—	—	87,606,124	90,166,274

*	The differences between the book-basis and tax-basis unrealized appreciation/(depreciation) is primarily attributable to the tax deferral of losses on wash sales, adjustments due to investments in passive foreign investment companies and marking-to-market §1256 contracts.

**	Under current tax law, capital and currency losses realized after October 31 may be deferred and treated as occurring on the first day of the following year.

PNC Funds, Inc.
Notes to Financial Statements — Continued
5. FEDERAL INCOME TAX INFORMATION — Continued
As of the latest tax year ended May 31, 2009, the Funds had capital loss carryforwards’ available to offset future realized capital gains through the indicated expiration dates:

Expiration date 5/31	2012	2013	2014	2015	2016	2017	Total
Prime Money Market Fund	$—	$—	$—	$—	$(1)	$(33,296)	$(33,297)
Government Money Market Fund	—	—	—	—	—	(66,861)	(66,861)
Tax-Exempt Money Market Fund	(62,963)	—	—	—	—	(13,571)	(76,534)
International Equity Fund	—	—	—	—	—	(10,071,327)	(10,071,327)
Diversified Real Estate Fund	—	—	—	—	—	(10,592,281)	(10,592,281)
Limited Maturity Bond Fund	—	—	(726,803)	(1,186,976)	—	—	(1,913,779)
Maryland Tax-Exempt Bond Fund	(316,435)	—	(161,420)	—	—	—	(477,855)
Tax-Exempt Limited Maturity Bond Fund	—	—	(762,659)	(583,987)	—	—	(1,346,646)
The capital loss carryovers are available to offset possible future capital gains, if any, of the respective funds.
During the year ended May 31, 2009, the following funds utilized capital loss carryforwards to offset capital gains realized.

Limited Maturity Bond Fund	$514,704
Total Return Bond Fund	1,618,518
Maryland Tax-Exempt Bond Fund	62,059
Tax-Exempt Limited Maturity Bond Fund	285,118
Under federal tax law, foreign currency and capital losses realized after October 31 may be deferred and treated as having arisen on the first day of the following fiscal year. For the fiscal year ended May 31, 2009, the following funds will defer post-October capital losses to the fiscal year ended May 31, 2010:

Government Money Market Fund	$2,411
Capital Opportunities Fund	14,733,868
International Equity Fund	61,970,414
Limited Maturity Bond Fund	423,270
Total Return Bond Fund	1,148,524
Maryland Tax-Exempt Bond Fund	24,314
In addition, International Equity Fund will defer a post-October foreign currency loss to the fiscal year ended May 31, 2009 in the amount of $4,036,626.
For financial reporting purposes, capital accounts and distributions to shareholders are adjusted to reflect the tax character of permanent book/tax differences. The results of operations and net assets are not affected by these reclassifications. For the year ended May 31, 2009, the Funds recorded the following permanent reclassifications:

	Accumulated	Accumulated
	net investment	net realized	Paid-in-
Fund	income/(loss)	gain/(loss)	Capital	Adjustment due to
Government Money Market	816	(816)	$—	Distribution reclass
Capital Opportunities Fund	69,682	8	(69,690)	Tax operating loss and distribution reclass
International Equity Fund	(3,501,676)	3,501,676	—	Currency reclass and PFIC adjustment
Diversified Real Estate Fund	703,886	(525,223)	(178,663)	Distribution reclass
Limited Maturity Bond Fund	7,231	(7,231)	—	Paydown reclass
Total Return Bond Fund	66,070	(66,070)	—	Paydown reclass

PNC Funds, Inc.
Notes to Financial Statements — Continued
6. LINE OF CREDIT
The Company has established a line of credit with the Funds’ custodian, Fifth Third Bank (“Fifth Third”). The line of credit, which is in an uncommitted aggregate amount of $40 million, may be accessed by the Funds for temporary or emergency purposes only. Each Fund may borrow up to 10% of its respective net assets. If a Fund’s borrowings under the line of credit exceed 5% of its net assets, that Fund may not purchase additional securities. Borrowings under the line of credit bear interest at the overnight Federal Funds rate plus 0.50% per annum. During the year ended May 31, 2009, the following Funds borrowed amounts and paid interest as noted in the table below, which is reflected as a interest expense on the Statements of Operations.

	Average Amount	Interest	Average
	of Borrowing	Paid	Interest Rate
Prime Money Market Fund	$12,626,841	$2,000	1.77%
Government Money Market Fund	2,795,185	715	1.60
Capital Opportunities Fund	790,853	1,682	1.19
International Equity Fund	1,990,235	5,847	1.05
Diversified Real Estate Fund	712,756	8,562	1.45
Limited Maturity Bond Fund	473,889	60	1.86
Total Return Bond Fund	908,012	131	1.86
Maryland Tax-Exempt Bond Fund	1,395,007	95	2.46
At May 31, 2009, the following fund had outstanding borrowings against the line of credit:

Amount Outstanding
Diversified Real Estate Fund	$119,886
7. CUSTODY CREDIT
Fifth Third has agreed with the Company to offset the monthly aggregate invoices for domestic and international equity — custody services by $25,000 per month allocated based on the net assets of each fund. This credit is conditioned on the Company continuing to utilize Fifth Third for all aspects of custodial duties as outlined in the custody agreement.
8. RESTRICTED SECURITIES
A restricted security is a security which has been purchased through a private offering and cannot be resold to the general public without prior registration under the Securities Act of 1933 (the “1933 Act”) or pursuant to the resale limitations provided by Rule 144 under the 1933 Act, or an exemption from the registration requirements of the 1933 Act. Certain restricted securities may be resold in transactions exempt from registration, normally to qualified institutional buyers, and may be deemed liquid by the Investment Adviser based on procedures established by the Board of Directors. Therefore, not all restricted securities are considered illiquid.
At May 31, 2009, the following Funds held restricted securities that were illiquid:

	Acquisition	Acquisition	Par($)/		% of Net
	Date	Cost ($)	Share	Value ($)	Assets
Prime Money Market Fund
BP Capital Markets PLC	12/12/07	10,000,000	10,000,000	10,000,000	1.63
The FDIC-Citigroup Funding, Inc., TLGP	01/23/09	3,500,000	3,500,000	3,500,000	0.57
The FDIC-General Electric Capital Corp., TLGP	01/05/09	2,000,000	2,000,000	2,000,000	0.33
The FDIC-Goldman Sachs Group, Inc., TLGP	01/14/09	3,523,805	3,500,000	3,523,805	0.57

		19,023,805	19,000,000	19,023,805	3.10

Capital Opportunities Fund
Abraxis BioScience, Inc.	09/07/07 - 04/20/09	253,059	9,100	467,012	1.59

PNC Funds, Inc.
Notes to Financial Statements — Continued
8. RESTRICTED SECURITIES — Continued

	Acquisition	Acquisition			% of Net
International Equity Fund	Date	Cost ($)	Shares	Value ($)	Assets
First Power Generating Co., SP GDR	08/28/08	56,902	25,012	12,506	0.01
GOME Electrical Appliances Holdings Ltd.	01/24/07	52,872	205,495	29,689	0.02
Inter Rao Ues AOA, SP GDR	08/28/08	34,234	5,434	30,430	0.02
Kuzbassenergo OJSC, SP GDR	08/28/08	9,532	1,807	4,066	0.00
Mosenergo, SP GDR	08/28/08	42,525	8,723	25,995	0.02
RAO Energy System of East OAO	08/28/08	31,200	1,300,000	5,070	0.00
Rolls-Royce Group PLC	04/22/09	1,116	767,481	1,240	0.00
Second Wholesale Power Market Generating Co. (The), GDR	08/28/08	28,275	6,500	11,193	0.01
Silvinit	05/10/07 - 11/07/07	56,669	304	60,800	0.04
Sixth Wholesale Power Market Generating Co. (The), SP GDR	08/28/08	26,527	7,579	13,248	0.01
Territorial Generating Co. 14, SP GDR	08/28/08	3,370	416	1,248	0.00
TGK-1, OAO, SP GDR	08/28/08	27,065	9,932	11,422	0.01
TGK-2, OAO, SP GDR	08/28/08	16,518	1,677	3,857	0.00
TGK-4, OAO, SP GDR	08/28/08	21,326	4,121	7,212	0.00
TGK-9, OAO, SP GDR	08/28/08	13,104	4,368	7,862	0.01
Unified Energy System, issued by Deutsche Bank AG London-OGK4	11/21/07	139,236	13	51,380	0.04
Unified Energy System, issued by Deutsche Bank AG London-TGK11	11/21/07	5,091	13	4,021	0.00
Volga Territorial Generation Co., SP GDR	08/26/08	23,664	4,342	8,489	0.01
Yenisei Territorial Generation Co. OJSC, SP GDR	08/28/08	9,950	4,472	3,086	0.00

		599,176	2,357,689	292,814	0.20

9. AFFILIATED ISSUERS
Investments in companies considered to be affiliates of the Funds (such companies are defined as “Affiliated Companies” in Section 2(a)(3) of the 1940 Act, as amended) are as follows:

		# Shares			# Shares
		Held at	Gross	Gross	Held at	Value
		Start	Share	Share	End	at End	Investment
Fund	Name of Issuer	of Period	Additions	Reductions	of Period	of Period	Income
Diversified Real Estate	PNC Government Money Market Fund	—	2,362,853	(2,362,853)	—	$—	$604
Limited Maturity Bond Fund	PNC Government Money Market Fund	1,919,963	31,246,942	(33,166,905)	—	—	13,984
Limited Maturity Bond Fund	PNC Prime Money Market Fund	—	21,273,686	(19,357,919)	1,915,767	1,915,767	3,471
Total Return Bond Fund	PNC Government Money Market Fund	1,718,153	37,936,192	(39,654,345)	—	—	12,348
Total Return Bond Fund	PNC Prime Money Market Fund	—	16,285,547	(15,320,691)	964,856	964,856	1,821

	Total Affiliated Issuers				2,880,623	$2,880,623	$32,228

PNC Funds, Inc.
Notes to Financial Statements — Continued
10. REDEMPTION-IN-KIND TRANSACTIONS
During the year ended May 31, 2008, certain Funds delivered securities of the Funds in exchange for the redemption of Institutional Shares (redemption-in-kind). Cash and certain securities were transferred for redemptions at a fair value. For financial reporting purposes the Funds recorded net realized gains in connection with the transactions.

			Realized Gain on
Fund Name	Amount Redeemed	Shares Redeemed	securities transferred
Capital Opportunities Fund	$10,719,466	967,461	$2,575,974
International Equity Fund	19,635,071	1,034,514	11,885,181
However, for tax purposes, the transactions received tax-free treatment. These permanent book to tax differences were reclassified within the components of net assets in accordance with the Funds’ accounting policies as discussed in Note 5 to Notes to Financial Statements.
11. CONCENTRATIONS/RISKS
Diversified Real Estate Fund invests primarily in the securities of companies principally engaged in the real estate business, which are subject to the same risks as direct ownership of real estate, such as supply and demand for properties, the economic health of the country, different regions and local markets, and the strength of specific industries renting properties.
The net asset value per share of Capital Opportunities Fund could fluctuate in price more than most Funds, due to the volatile nature of both the technology sector and stocks of smaller companies. In addition, the Fund may participate in the Initial Public Offering (IPO) market, and a portion of the Fund’s returns consequently may be attributable to its investment in IPOs.
Maryland Tax-Exempt Bond, Tax-Exempt Limited Maturity Bond and National Tax-Exempt Bond Funds’ income may be subject to certain state and local taxes and, depending on an individual shareholder’s tax status, the federal alternative minimum tax. Certain investments owned by the Funds (primarily Tax-Exempt Money Market Fund, Maryland Tax-Exempt Bond Fund, Tax-Exempt Limited Maturity Bond Fund and National Tax-Exempt Bond Fund) are covered by insurance issued by private insurers, are backed by an escrow or trust containing U.S. Government securities or U.S. Government agency securities, or are otherwise supported by letters of credit, standby purchase agreements or other liquidity facilities. Such enhancements may ensure the timely payment of the security’s principal and interest or (for Tax-Exempt Money Market Fund) may shorten the security’s maturity. However, such enhancements do not guarantee the market value of the securities or the value of a Fund’s shares.
12. TREASURY GUARANTEE PROGRAM
On October 1, 2008, the Board of Directors of the Company approved the participation of each of the Money Market Funds (the “Participating Funds”) in the U.S. Department of the Treasury’s (the “Treasury”) Temporary Guarantee Program (“Program”) for money market funds. The Program is designed to protect the net asset value of certain shares of a shareholder of record in the Participating Funds at the close of business on September 19, 2008. The number of covered shares is the lesser of the number of shares owned on September 19, 2008 or the number of shares owned on the date when the payment is triggered. Payment is triggered if a Participating Fund’s net asset value falls below $0.995 and the Fund liquidates. Eligible shareholders will receive a payment from the Program in the amount of the shortfall between the Fund’s net asset value and $1.00 per share for each covered share. Guarantee payments under the Program will not exceed the amount available within the U.S. Department of the Treasury’s Exchange Stabilization Fund (“ESF”) on the date of payment. Currently, ESF assets are approximately $50 billion. The U.S. Department of Treasury and the Secretary of the Treasury have the authority to use assets from the ESF for purposes other than those of the Program.
The initial period of the Program was from September 19, 2008 through December 18, 2008. The Treasury has twice extended the Program from December 19, 2008 through April 30, 2009 (the “Extension Period”) and from May 1, 2009 through September 18, 2009 (the “Final Extension Period”). On December 1, 2008, the Board of Directors approved the Extension Period for each of the Participating Funds in the Program and on April 8, 2009 the Board of Directors approved the Final Extension Period period for each of the Participating Funds in the Program. Each Participating Fund bears the expense of its participation in the Program without regard to any expense caps currently in place. The fee for participation in the program for the first three months and for both the Extension Period and the Final Extension Period was 0.010% and 0.015%, respectively, of the net asset value of each of the Participating Funds at September 19, 2008.

PNC Funds, Inc.
Notes to Financial Statements — Continued
13. TEMPORARY LIQUIDITY GUARANTEE PROGRAM
The Fund may also invest in securities issued by certain financial institutions participating in the Temporary Liquidity Guarantee Program (the “TLGP”) adopted by the FDIC. Under the TLGP, the FDIC will guarantee the timely payment of principal and interest of a participating financial institution’s newly-issued senior unsecured debt in the event of a default by such institution. The TLGP guarantees debt issued by participating entities on or after October 14, 2008 through and including June 30, 2009. The guarantee applies through the earlier of the maturity of the debt instrument or June 30, 2012. The guarantee would not extend beyond June 30, 2012. Debt issued by a participating financial institution under the TLGP is backed by the full faith and credit of the U.S. government and, therefore, will be treated as “government securities” under the 1940 Act.
14. OTHER FEDERAL TAX INFORMATION (UNAUDITED)
For the year ended May 31, 2009, certain dividends paid by the Funds may be subject to a maximum tax rate of 15% as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. For individual shareholders, a percentage of ordinary income dividends (dividends from net investment income plus short-term capital gain distributions, if any) paid by the Funds may qualify for a maximum rate of 15%. Complete information is computed and reported in conjunction with your 2009 Form 1099-DIV.
For the period ended May 31, 2009, the percentage of ordinary income dividends that qualify is as follows:

International Equity Fund	100.00%
For the taxable year ended May 31, 2009, none of the Funds had ordinary income dividends paid that qualified for the dividends received deduction available to corporate shareholders:
The International Equity Fund has elected to give the benefit of foreign tax credits to its shareholders. For the year ended May 31, 2009, the Fund intends on passing through $555,732 of ordinary income distributions as a foreign tax credit based on foreign source income of $7,707,185.
Pursuant to Section 852 of the Internal Revenue Code of 1986, as amended, the Funds paid capital gain distributions (from long-term capital gains) during the fiscal year ended May 31, 2009 as follows:

Capital Opportunities Fund	$4,463,251
International Equity Fund	34,747,682
National Tax-Exempt Bond Fund	274,734

Report of Independent Registered Public Accounting Firm
To the Shareholders and Board of Directors of
PNC Funds, Inc.:
We have audited the accompanying statements of assets and liabilities, including the schedules of portfolio investments, of PNC Funds, Inc. (the “Trust”), comprised of Prime Money Market Fund, Government Money Market Fund, Tax-Exempt Money Market Fund, Capital Opportunities Fund, International Equity Fund, Diversified Real Estate Fund, Limited Maturity Bond Fund, Total Return Bond Fund, Maryland Tax-Exempt Bond Fund, Tax-Exempt Limited Maturity Bond Fund, and National Tax-Exempt Bond Fund, as of May 31, 2009, and the related statements of operations for the year then ended, statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the four years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for the year ended May 31, 2005 were audited by other auditors whose report, dated July 26, 2005, expressed an unqualified opinion on such financial highlights.
We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Trust is not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of May 31, 2009, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the funds constituting PNC Funds, Inc. as of May 31, 2009, the results of their operations for the year then ended, changes in their net assets for each of the two years in the period then ended and their financial highlights for each of the four years in the period then ended in conformity with accounting principles generally accepted in the United States of America.
DELOITTE & TOUCHE LLP
Chicago, Illinois
July 27, 2009

PNC Funds, Inc.
Board Approval of Investment Advisory and Sub-Advisory Agreements
(Unaudited)
Approval of the Advisory Agreement (All Funds)
At the May 15, 2009 Board meeting, the Directors, including a majority of the independent Directors who are not “interested persons” under the Investment Company Act of 1940 (“1940 Act”) (the “Independent Directors”), approved the continuation of the Advisory Agreement with PNC Capital for an additional one-year period.
In reaching their decision the Directors, with the assistance of independent counsel, considered their legal responsibilities and evaluated the Advisory Agreement in light of the related information they had requested and received from PNC Capital in advance of the meeting. The Directors reviewed these materials with the management of PNC Capital, legal counsel to the Company and independent legal counsel to the Directors. The Directors also received a memorandum from their independent legal counsel discussing the legal standards for their consideration of the Advisory Agreement. The Directors also discussed the proposed approval with counsels in an executive session, at which no representatives of PNC Capital were present. The Directors considered whether such continuation of the Advisory Agreement would be in the best interests of each Fund and its shareholders, focusing primarily on the nature and quality of the services provided by PNC Capital and the overall fairness of the Advisory Agreement. In their deliberations, the Directors did not rank the importance of any particular information or factor considered, and it is presumed that each Director attributed different weights to the various factors.
With respect to the nature, extent and quality of advisory services provided by PNC Capital under the Advisory Agreement, the Directors considered the investment management style, experience and staffing of the portfolio management and investment research personnel of PNC Capital dedicated to performing services for the Funds. The Directors also considered PNC Capital’s policies and practices regarding brokerage including best execution, selection and compensation of brokers, use of electronic communication networks, research, fund services, directed brokerage, allocation of portfolio transactions, conflicts of interest and soft dollars. The Directors reviewed PNC Capital’s procedures to monitor the investment and other activities of the sub-advisers and other service providers retained for certain of the Funds. The Directors then reviewed PNC Capital’s operations, policies and procedures and compliance program. The Directors confirmed that there was no pending litigation or regulatory actions against PNC Capital or the Company that would adversely affect or prohibit PNC Capital’s services to the funds. Based on this review, the Directors concluded that PNC Capital had the capabilities, resources and personnel necessary to manage the Funds.
In assessing the advisory fees of each Fund, the Directors reviewed and considered the contractual advisory fee, the advisory fee after PNC Capital’s voluntary waivers and the total expenses for the A, C and Institutional share classes of each Fund compared with the advisory fees (before and after waivers) and total expense ratio of each Fund to its representative Lipper category. PNC Capital voluntarily waives a portion of its advisory fees for some of the Funds. The waivers can be changed or terminated at any time at the sole discretion of PNC Capital. The discussion below reflects the advisory fees and total expenses of each Fund’s Institutional Class compared with the advisory fees and total expenses of such Fund’s respective Lipper category. When considering the advisory fee of each Fund, the Directors also considered that PNC Capital was willing to voluntarily waive its fee and reimburse expenses if each Fund’s total expenses exceeded the amount disclosed in the prospectus.
The Directors also considered the annualized performance of each non-money market Fund for the one-, three-, five- and ten-year periods ended March 31, 2009 (if applicable to each Fund) in comparison to the respective Morningstar category averages, and the annualized performance of each money market Fund for the one-, three-, five- and ten-year periods ended March 31, 2009 to the applicable money market universe average published by iMoneyNet. In addition to the performance information received by the Directors for the meeting, the Directors routinely receive detailed performance information for the Funds at other regular Board meetings during the year at which each Fund’s investment performance is compared to the respective Lipper, Morningstar, iMoneyNet peer groups (if applicable to each Fund), benchmark indices and peer groups of mutual funds with similar investment objectives individually selected by the portfolio management teams.
Capital Opportunities Fund. Capital Opportunities Fund. The Directors compared the Fund’s 1.30% annual advisory fee to fees charged by the Lipper category of 460 small-cap core institutional or no-load mutual funds and considered that the fee was higher than the 0.77% average fee, but lower then the highest fee of 4.01%. The Directors also compared the annual advisory fee of 1.02% after PNC Capital’s voluntary waivers to the average of the Lipper category’s net advisory fees collected and noted that the Fund’s fee was higher than the category’s average, which was negative (1.07%), but lower than the highest net fee of 4.01%. PNC Capital noted that the negative average was due to some of the funds in this Lipper category receiving reimbursements from their respective investment advisers. The Directors noted that the Fund’s total annual expense ratio of 1.26% was higher than the category’s average of 1.13%, but lower than the highest expense ratio of 4.01%. The Directors concluded that the Fund’s advisory fee was within the range of fees charged to comparable mutual funds.

PNC Funds, Inc.
Board Approval of Investment Advisory and Sub-Advisory Agreements — Continued
(Unaudited)
The Directors reviewed the Fund’s performance for the various periods ended March 31, 2009 compared to that of the Morningstar category of small-cap blend funds for the same periods. The comparative information showed that the Fund outperformed the average performance of the Morningstar category for three-month, year-to-date and one-year periods, but underperformed for the three- and five-year periods. The Directors considered the Fund’s performance in the context of Delaware’s blended investment strategy and the impact of recent market volatility on the Fund’s portfolio. The Directors noted the Fund’s three-star overall Morningstar rating. The Directors concluded that the Fund’s performance was satisfactory.
International Equity Fund. The Directors compared the Fund’s 1.22% annual advisory fee to fees charged by the Lipper category of 64 international multi-cap value institutional or no-load mutual funds and noted that the Fund’s fee was higher than the 0.80% average fee and the same as the highest fee. The Directors also compared the annual advisory fee of 1.05%, after PNC Capital’s voluntary waivers, to the average of the Lipper category’s net advisory fees collected and considered that the Fund’s fee was higher than the category’s 0.37% average, but lower than the highest net fee of 1.15%. The Directors noted that the Fund’s advisory fee was higher than the Lipper category average and that PNC Capital attributed this to the Fund’s portfolio being actively managed by three separate sub-advisers. The Directors noted that the Fund’s total annual expense ratio of 1.27% was higher than the category’s average of 1.10%, but lower than the highest expense ratio of 1.85%. The Directors concluded that the Fund’s advisory fee was within the range of fees charged to comparable mutual funds.
The Directors reviewed the Fund’s performance for the various periods ended March 31, 2009 compared to that of the Morningstar category of foreign large blend funds for the same periods. The comparative information showed that the Fund outperformed the average performance of the Morningstar category for one-month, one-, three-, five- and ten-year periods but underperformed for the year-to-date. The Directors concluded that the Fund’s performance was satisfactory.
Diversified Real Estate Fund. The Directors compared the Fund’s 0.80% annual advisory fee to fees charged by the Lipper category of 119 real estate institutional or no-load mutual funds and considered that the fee was higher than the 0.70% average fee, but lower than the highest fee of 1.13%. The Directors also compared the annual advisory fee of 0.78%, after PNC Capital’s voluntary waivers, to the average of the Lipper category’s net advisory fees collected and considered that the Fund’s fee was higher than the category’s 0.54% average, but lower than the highest net fee of 1.13%. The Directors considered that the Fund’s total annual expense ratio of 1.032% was only slightly higher than the category’s average of 1.026%. The Directors concluded that the Fund’s advisory fee was within the range of fees charged to comparable mutual funds.
The Directors reviewed the Fund’s performance for the various periods ended March 31, 2009 compared to that of the Morningstar category of real estate funds for the same periods. The comparative information showed that the Fund underperformed the average performance of the Morningstar category for the one-, three-, five- and ten-year periods. The Directors considered the Fund’s performance in the context of PNC Capital’s long-term investment strategy for this asset class and recent market volatility in this sector and concluded that the Fund’s performance was satisfactory.
Limited Maturity Bond Fund. The Directors compared the Fund’s 0.35% annual advisory fee to fees charged by the Lipper category of 70 short-intermediate investment grade debt institutional or no-load mutual funds and considered that the fee was lower than the 0.41% average fee. The Directors also compared the annual advisory fee of 0.23%, after PNC Capital’s voluntary waivers, to the average of the Lipper category’s net advisory fees collected and considered that the Fund’s fee was lower than the category’s 0.33% average. The Directors noted that the Fund’s Institutional Class total annual expense ratio of 0.53% was lower than the category’s 0.69% average fee. The Directors concluded that the Fund’s advisory fee was within the range of fees charged to comparable mutual funds.
The Directors reviewed the Fund’s performance for the various periods ended March 31, 2009 compared to that of the Morningstar category of short-term bond funds for the same periods. The comparative information showed that the Fund outperformed the average performance of the Morningstar category for the year-to-date, one-, three-, five- and ten-year periods. The Directors concluded that the performance was satisfactory.
Total Return Bond Fund. The Directors compared the Fund’s 0.35% annual advisory fee to fees charged by the Lipper category of 72 corporate debt funds A-rated institutional or no-load mutual funds and considered that the fee was lower than the 0.43% average fee. The Directors also compared the annual advisory fee of 0.25%, after PNC Capital’s voluntary waivers, to the average of the Lipper category’s net advisory fees collected and considered that the Fund’s fee was lower than the category’s 0.27% average. The Directors noted that the Fund’s total annual expense ratio of 0.53% was lower than the category’s 0.75% average fee. The Directors concluded that the Fund’s advisory fee was within the range of fees charged to comparable mutual funds.

PNC Funds, Inc.
Board Approval of Investment Advisory and Sub-Advisory Agreements — Continued
(Unaudited)
The Directors reviewed the Fund’s performance for the various periods ended March 31, 2009 compared to that of the Morningstar category of intermediate-term bond funds for the same periods. The comparative information showed that the Fund outperformed the average performance of the peer group for the year-to-date, one-, three-, five- and ten-year periods. The Directors concluded that the performance was satisfactory.
Maryland Tax-Exempt Bond Fund. The Directors compared the Fund’s 0.50% annual advisory fee to fees charged by the Lipper category of 8 Maryland municipal debt institutional or no-load mutual funds and considered that the fee was higher than the 0.44% average fee, but lower than the highest fee of 0.55%. The Directors also compared the annual advisory fee of 0.07%, after PNC Capital’s voluntary waivers, to the average of the Lipper category’s net advisory fees collected and considered that the Fund’s fee was lower than the category’s 0.34% average. The Directors noted that the Fund’s total annual expense ratio of 0.53% was lower than the category’s average of 0.58%. The Directors concluded that the Fund’s advisory fee was within the range of fees charged to comparable mutual funds.
The Directors reviewed the Fund’s performance for the various periods ended March 31, 2009 compared to that of the Morningstar category of municipal single state short-term bond funds for the same periods. The comparative information showed that the Fund outperformed the average performance of the Morningstar category for the year-to-date, one-, three-, five-and ten-year periods. The Directors concluded that the Fund’s performance was satisfactory.
Tax-Exempt Limited Maturity Bond Fund. The Directors compared the Fund’s 0.50% annual advisory fee to fees charged by the Lipper category of 15 short-intermediate municipal debt institutional or no-load mutual funds and considered that the fee was higher than the 0.36% average fee and the same as the highest fee. The Directors also compared the annual advisory fee of 0.13%, after PNC Capital’s voluntary waivers, to the average of the Lipper category’s net advisory fees collected and considered that the Fund’s fee was lower than the category’s 0.23% average. The Directors noted that the Fund’s total annual expense ratio of 0.53% was slightly lower than the category’s average of 0.54%. The Directors concluded that the Fund’s advisory fee was within the range of fees charged to comparable mutual funds.
The Directors reviewed the Fund’s performance for the various periods ended March 31, 2009 compared to that of the Morningstar category of national short-term municipal bond funds for the same periods. The comparative information showed that the Fund outperformed the average performance of the Morningstar category for one-, three-, five- and ten-year periods, but had underperformed for the year-to-date. The Directors concluded that the Fund’s performance was satisfactory.
National Tax-Exempt Bond Fund. The Directors compared the Fund’s 0.50% annual advisory fee to fees charged by the Lipper category of 68 general municipal debt institutional or no-load mutual funds and considered that the fee was higher than the 0.41% average fee, but lower than the highest fee of 0.80%. The Directors also compared the annual advisory fee of 0.19%, after PNC Capital’s voluntary waivers, to the average of the Lipper category’s net advisory fees collected and considered that the Fund’s fee was lower than the category’s 0.32% average. The Directors noted that the Fund’s total annual expense ratio of 0.53% was lower than the category’s average of 0.55%. The Directors concluded that the Fund’s advisory fee was within the range of fees charged to comparable mutual funds.
The Directors reviewed the Fund’s performance for the various periods ended March 31, 2009 compared to that of the Morningstar category of national municipal intermediate-term bond funds for the same periods. The comparative information showed that the Fund outperformed the average performance of the Morningstar category for the one-, three-, five-, and ten-year periods, but had underperformed for the year-to-date. The Directors concluded that the Fund’s performance was satisfactory.
Prime Money Market Fund. The Directors compared the Fund’s 0.25% annual advisory fee to fees charged by the Lipper category of 512 money market institutional or no-load mutual funds and considered that the fee was slightly higher than the 0.24% average fee, but lower than the highest fee of 1.10%. The Directors also compared the annual advisory fee of 0.22%, after PNC Capital’s voluntary waivers, to the average of the Lipper category’s net advisory fees collected and considered that the Fund’s fee was higher than the category’s average fee, which was negative (2.76%), but lower than the highest net fee of 0.80%. PNC Capital noted that the negative average was due to some of the funds in this Lipper category receiving reimbursements from their respective investment advisers. The Directors noted that the Fund’s total annual expense ratio of 0.40% was lower than the category’s average of 0.49%. The Directors concluded that the Fund’s advisory fee was within the range of fees charged to comparable mutual funds.
The Directors reviewed the Fund’s performance for the various periods ended March 31, 2009 compared to that of the iMoneyNet prime category for all money market funds. The comparative information showed that the Fund outperformed the average performance of the iMoneyNet category for the year-to-date, one-, three-, five- and ten-year periods. The Directors concluded that the Fund’s performance was satisfactory.

PNC Funds, Inc.
Board Approval of Investment Advisory and Sub-Advisory Agreements — Continued
(Unaudited)
Government Money Market Fund. The Directors compared the Fund’s 0.25% annual advisory fee to fees charged by the Lipper category of 159 U.S. government money market institutional or no-load mutual funds and considered that the fee was higher than the 0.18% average fee, but lower than the highest fee of 0.55%. The Directors also compared the annual advisory fee of 0.22%, after PNC Capital’s voluntary waivers, to the average of the Lipper category’s net advisory fees collected and considered that the Fund’s fee was higher than the category’s 0.13% average, but lower than the highest net fee of 0.55%. The Directors noted that the Fund’s total annual expense ratio of 0.40% was slightly higher than the category’s average of 0.38%, but lower than the highest expense ratio of 1.05%. The Directors concluded that the Fund’s advisory fee was within the range of fees charged to comparable mutual funds.
The Directors reviewed the Fund’s performance for the various periods ended March 31, 2009 compared to that of the iMoneyNet government category for all money market funds. The comparative information showed that the Fund outperformed the average performance of the iMoneyNet category for the year-to-date, one-, three-, five- and ten-year periods. The Directors concluded that the Fund’s performance was satisfactory.
Tax-Exempt Money Market Fund. The Directors compared the Fund’s 0.25% annual advisory fee to fees charged by the Lipper category of 132 tax-exempt money market institutional or no-load mutual funds and considered that the fee was lower than the 0.32% average fee. The Directors also compared the annual advisory fee of 0.19%, after PNC Capital’s voluntary waivers, to the average of the Lipper category’s net advisory fees collected and considered that the Fund’s fee was higher than the category’s 0.14% average, but lower than the highest net fee of 0.50%. The Directors noted that the Fund’s total annual expense ratio of 0.40% was slightly higher than the category’s average of 0.39%, but lower than the highest expense ratio of 1.09%. The Directors concluded that the Fund’s advisory fees were within the range of fees charged to comparable mutual funds.
The Directors reviewed the Fund’s performance for the various periods ended March 31, 2009 compared to that of the iMoneyNet tax-free category of all money market funds. The comparative information showed that the Fund outperformed the average performance of the iMoneyNet category for the three-, five- and ten-year periods and underperformed for the year-to-date and one-year periods. The Directors concluded that the Fund’s performance was satisfactory.
The Directors also considered the existence of breakpoints in the advisory fee schedules for the Funds that reduce PNC Capital’s fee rate on assets above a specified level for each Fund. The Directors recognized that breakpoints may be an appropriate way for PNC Capital to share its economies of scale with a Fund should any Fund experience substantial asset growth in the future. In considering economies of scale, the Directors recognized that it is difficult to assess breakpoints because, within the mutual fund industry as a whole, there is no uniformity or pattern in the fees or asset levels at which breakpoints (if any) are set. Because different advisers have different cost structures and service models, there are variations in the services that are included in the fees paid by other similar mutual funds which make it difficult to draw meaningful conclusions from the breakpoints that may have been adopted by comparable funds. The Directors noted PNC Capital’s willingness to adjust existing breakpoints in appropriate circumstances.
The Directors also considered the costs to PNC Capital in providing services to the Funds and the profitability for PNC Capital from its overall association with the Funds. At the request of the Directors, PNC Capital provided information concerning the profitability of PNC Capital’s investment advisory activities for the twelve month period ended December 31, 2008 and the financial condition of its ultimate parent company, The PNC Financial Services Group, Inc. The information considered by the Directors included operating profit margin information for PNC Capital’s investment company business, as well as PNC Capital’s profitability analysis for each Fund. The Directors also reviewed the methods of allocation used by PNC Capital in preparing the profitability analysis. PNC Capital noted that it believed that the methods of allocation used were reasonable, but there are limitations inherent in allocating costs to multiple individual advisory products served by an organization such as PNC Capital where each of the advisory products draws on, and benefits from, the research and other resources of a larger organization. The Directors recognized that it is difficult to make comparisons of profitability to other investment management contracts because comparative information is not generally publicly available and may be affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocations and PNC Capital’s capital structure and cost of capital. The Directors also assessed areas in which the Funds benefit from economies of scale, and they discussed ways in which better economies of scale could be achieved. The Directors recognized that PNC Capital should, in the abstract, be entitled to earn a reasonable level of profits for services it provides to the Funds and, based on their review, concluded that they were satisfied that the profitability information provided by PNC Capital did not suggest that PNC Capital’s level of profitability from its relationship with the Funds was excessive.
Based on its evaluation of all material factors, including those described above, the Directors concluded that the terms of the Advisory Agreement were reasonable and fair and that the continuation of the Advisory Agreement is in the best interests of the Funds and their shareholders.

PNC Funds, Inc.
Board Approval of Investment Advisory and Sub-Advisory Agreements — Continued
(Unaudited)
Approval of Sub-Advisory Agreements for International Equity Fund
The Advisory Agreement authorizes PNC Capital to employ sub-advisers to assist in the performance of any or all of the advisory services to the funds under PNC Capital’s supervision, including the International Equity Fund provided that any fees or compensation payable to a sub-adviser shall be paid by PNC Capital. In managing the Fund, PNC Capital has implemented a multi-manager approach and allocates the Fund’s assets among three sub-advisers: Artio Global Management LLC (“Artio”), Morgan Stanley Investment Management Limited (“Morgan Stanley”) and GE Asset Management Incorporated. PNC Capital monitors the performance and investment strategy of each sub-adviser and may periodically adjust the percentage of assets assigned to each sub-adviser.
At the May 15, 2009 Board meeting, the Directors, including a majority of the Independent Directors, approved the continuation of the Sub-Advisory Agreement between PNC Capital and Artio for an additional one-year period. In reaching their decision the Directors, with the assistance of independent counsel, considered their legal responsibilities and evaluated the Sub-Advisory Agreement in light of related information provided by Artio in advance of the meeting. The Directors reviewed these materials with representatives of PNC Capital and Artio, legal counsel to the Fund and independent legal counsel to the Directors. The Directors considered whether such approvals would be in the best interests of the Fund and its shareholders, focusing primarily on the nature and quality of the services provided by Artio and the overall fairness of the Sub-Advisory Agreement. In their deliberations, the Directors did not rank the importance of any particular piece of information or factor considered, and it is presumed that each Director attributed different weights to the various factors.
In approving the continuation of the Sub-Advisory Agreement, the Directors considered the nature, extent and quality of the sub-advisory services being rendered by Artio. The Directors considered the investment management style, experience and staffing of the portfolio management and investment research personnel of Artio dedicated to performing services for the Fund. The Directors noted that Artio and its direct parent company, Artio Global Investors Inc. (“Artio Global”), are owned by Julius Baer Holding Ltd. of Zurich, Switzerland (“Holding Ltd.”). On February 12, 2008, Holding Ltd. had announced a proposed initial public offering (“IPO”) of common stock of Artio Global; however, due to market conditions the IPO had been delayed until further notice. The Directors also considered Artio’s policies and practices regarding investment selection, brokerage and trading issues including brokerage selection, use of affiliated brokers, best execution, use of electronic communication networks, research, soft dollars, directed brokerage and allocation of portfolio transactions for the Fund. The Directors noted that Artio may benefit from soft dollar arrangements whereby it receives brokerage and research services from brokers that execute the Fund’s purchases and sales of portfolio securities. The Directors also considered Artio’s compliance program. Based on this review, the Directors concluded that Artio had the capabilities, resources and personnel necessary to manage the Fund.
In assessing the investment performance, the Directors considered the Fund’s overall performance and the performance of the Fund’s portfolio sub-advised by Artio. In addition to the performance information received by the Directors from PNC Capital at each regularly scheduled Board meeting, the Directors routinely receive detailed information from Artio during the year that discusses Artio’s investment performance and its investment outlook and strategy. With respect to the Fund’s portfolio sub-advised by Artio, the Directors reviewed the portfolio’s performance compared to that of the MSCI All-Country World (ex-US) Index. The comparative information showed that gross performance of the portfolio underperformed the index for the one-, three- and five-year periods ended, but had outperformed for since inception period ended March 31, 2009, The Directors considered the portfolio’s performance in the context of Artio’s investment strategy and the impact of recent market volatility on the portfolio. The Directors concluded that the portfolio’s performance was satisfactory.
The Directors also considered the overall fairness of the Sub-Advisory Agreement, the fee structure and information related to the profitability of Artio from its association with the Fund. The Directors reviewed the breakpoints in the sub-advisory fee schedules that reduce Artio’s respective fee rate on assets above a specified level for the portfolio of the Fund sub-advised by Artio. The Directors recognized that breakpoints may be an appropriate way for Artio to share its economies of scale. The Directors noted that economies of scale may be realized by Artio across similar products and services and recognized that it is difficult to assess economies of scale because different advisers have varied cost structures and services models. In addition, the Directors reviewed the sub-advisory fees in relation to fees charged other comparable funds and accounts managed by Artio. The Directors concluded that based on the services that Artio would provide to the Fund under the Sub-Advisory Agreement and the information received from Artio relating to expenses incurred by Artio in the performance of its services, the compensation to be paid to Artio was fair and reasonable.
Based on their evaluation of all material factors, including those described above, the Directors concluded that the terms of the Sub-Advisory Agreement were reasonable and fair and that approval of the continuation of the agreement with Artio is in the best interests of the Fund and its shareholders.

PNC Funds, Inc.
Board Approval of Investment Advisory and Sub-Advisory Agreements — Continued
(Unaudited)
At the May 15, 2009 Board meeting, the Directors, including a majority of the Independent Directors, also approved the continuation of the Sub-Advisory Agreement between PNC Capital and Morgan Stanley for an additional one-year period. In reaching their decision the Directors, with the assistance of independent counsel, considered their legal responsibilities and evaluated the Sub-Advisory Agreement in light of the related information provided by Morgan Stanley in advance of the meeting. The Directors reviewed these materials with representatives of PNC Capital, Morgan Stanley, counsel to the Fund and independent counsel to the Directors. The Directors considered whether such approval would be in the best interests of the Fund and its shareholders, focusing primarily on the nature and quality of the services provided by Morgan Stanley and the overall fairness of the Sub-Advisory Agreement. In their deliberations, the Directors did not rank the importance of any particular piece of information or factor considered, and it is presumed that each Director attributed different weights to the various factors.
In approving the continuation of the Sub-Advisory Agreement, the Directors considered the nature, extent and quality of the sub-advisory services being rendered by Morgan Stanley. The Directors considered the investment management style, experience and staffing of the portfolio management and investment research personnel of Morgan Stanley dedicated to performing services for the Fund. The Directors also considered Morgan Stanley’s policies and practices regarding investment selection, brokerage and trading issues including brokerage selection, use of affiliated brokers, best execution, use of electronic communication networks, research, soft dollars, directed brokerage and allocation of portfolio transactions for the Fund. The Directors noted that Morgan Stanley may benefit from soft dollar arrangements whereby it receives brokerage and research services from brokers that execute the Fund’s purchases and sales of portfolio securities. The Directors also considered Morgan Stanley’s compliance program. Based on this review, the Directors concluded Morgan Stanley had the capabilities, resources and personnel necessary to manage the Fund.
In assessing the investment performance, the Directors considered the Fund’s overall performance and the performance of the Fund’s portfolio sub-advised by Morgan Stanley. In addition to the performance information received by the Directors from PNC Capital at each regularly scheduled Board meeting, the Directors routinely receive detailed information from Morgan Stanley during the year that discusses Morgan Stanley’s investment performance and its investment outlook and strategy. With respect to the Fund’s portfolio sub-advised by Morgan Stanley, the Director’s reviewed the portfolio’s performance compared to that of the MSCI EAFE Index. The comparative information showed that gross performance of the portfolio underperformed the index for the one-, three- and five-year periods ended, but had outperformed for since inception period ended March 31, 2009. The Directors considered the portfolio’s performance in the context of Artio’s investment strategy and the impact of recent market volatility on the portfolio. The Directors concluded that the portfolio’s performance was satisfactory.
The Directors also considered the overall fairness of the Sub-Advisory Agreement with Morgan Stanley, the fee structure and information related to the profitability of Morgan Stanley from its association with the Fund. The Directors reviewed the breakpoints in the sub-advisory fee schedules that reduce Morgan Stanley’s fee rate on assets above a specified level. The Directors recognized that breakpoints may be an appropriate way for Morgan Stanley to share its economies of scale. The Directors noted that economies of scale may be realized by Morgan Stanley across similar products and services and recognized that it is difficult to assess economies of scale because different advisers have varied cost structures and services models. In addition, the Directors reviewed the fees in relation to fees charged other comparable funds and accounts managed by Morgan Stanley. The Directors concluded that based on the services that Morgan Stanley provides to the Fund under the Sub-Advisory Agreement and the information received from Morgan Stanley relating to expenses incurred by it in the performance of such services, the compensation to be paid to Morgan Stanley was fair and reasonable.
Based on their evaluation of all material factors, including those described above, the Directors concluded that the terms of the Sub-Advisory Agreement were reasonable and fair and that approval of the continuation of the Sub-Advisory Agreement with Morgan Stanley was in the best interests of the Fund and its shareholders.

PNC Funds, Inc.
Shareholder Expense Example
(Unaudited)
As a shareholder of the Company, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases, reinvested dividends, or other distributions; redemption fees; and exchange fees; (2) ongoing costs, including management fees; distribution and/or service 12b-1 fees; and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Company and to compare these costs with the ongoing costs of investing in other mutual funds.
These examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from December 1, 2008 through May 31, 2009.
Actual Expenses
The table below provides information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this year.

			Expenses	Annualized
	Beginning	Ending	Paid During	Expense Ratio
	Account Value	Account Value	Period*	During Period
	12/1/08	5/31/09	12/1/08 — 5/31/09	12/1/08 — 5/31/09

Prime Money Market
Class I	$1,000.00	$1,003.17	$2.20	0.44%
Class A	$1,000.00	$1,001.65	$3.74	0.75%
Class C	$1,000.00	$1,001.57	$3.84	0.77%
Government Money Market
Class I	$1,000.00	$1,001.91	$2.15	0.43%
Class A	$1,000.00	$1,000.65	$3.59	0.72%
Class C	$1,000.00	$1,000.93	$2.84	0.57%
Tax-Exempt Money Market
Class I	$1,000.00	$1,001.39	$2.20	0.44%
Class A	$1,000.00	$1,000.39	$3.24	0.65%
Class C	$1,000.00	$1,001.70	$1.95	0.39%
Capital Opportunities
Class I	$1,000.00	$1,160.48	$6.89	1.28%
Class A	$1,000.00	$1,156.65	$9.62	1.79%
Class C	$1,000.00	$1,155.40	$12.25	2.28%
International Equity
Class I	$1,000.00	$1,118.12	$6.76	1.28%
Class A	$1,000.00	$1,115.37	$9.44	1.79%
Class C	$1,000.00	$1,112.46	$12.06	2.29%
Diversified Real Estate
Class I	$1,000.00	$1,105.93	$5.51	1.05%
Class A	$1,000.00	$1,101.92	$8.18	1.56%
Class C	$1,000.00	$1,100.54	$10.79	2.06%
Limited Maturity
Class I	$1,000.00	$1,065.11	$2.73	0.53%
Class A	$1,000.00	$1,063.50	$5.30	1.03%
Class C	$1,000.00	$1,059.84	$7.86	1.53%
Total Return Bond
Class I	$1,000.00	$1,089,58	$2.76	0.53%
Class A	$1,000.00	$1,087.96	$5.36	1.03%
Class C	$1,000.00	$1,084,36	$7.95	1.53%

PNC Funds, Inc.
Shareholder Expense Example — Continued
(Unaudited)

			Expenses	Annualized
	Beginning	Ending	Paid During	Expense Ratio
	Account Value	Account Value	Period*	During Period
	12/1/08	5/31/09	12/1/08 - 5/31/09	12/1/08 - 5/31/09

Maryland Tax-Exempt Bond
Class I	$1,000.00	$1,060.48	$2.72	0.53%
Class A	$1,000.00	$1,057.83	$5.28	1.03%
Class C	$1,000.00	$1,058.25	$7.80	1.52%
Tax-Exempt Limited Maturity Bond
Class I	$1,000.00	$1,030.46	$2.68	0.53%
Class A	$1,000.00	$1,027.88	$5.21	1.03%
Class C	$1,000.00	$1,025.37	$7.68	1.52%
National Tax-Exempt Bond
Class I	$1,000.00	$1,047.89	$2.71	0.53%
Class A	$1,000.00	$1,045.22	$5.25	1.03%
Class C	$1,000.00	$1,063.54	$7.51	1.46%

*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period multiplied by 182/365 (to reflect the one-half year period). The expense ratio presented represents a six month, annualized ratio in accordance with SEC guidelines.
Hypothetical Example for Comparison Purposes
The table below provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

			Expenses	Annualized
	Beginning	Ending	Paid During	Expense Ratio
	Account Value	Account Value	Period*	During Period
	12/1/08	5/31/09	12/1/08 - 5/31/09	12/1/08 - 5/31/09

Prime Money Market
Class I	$1,000.00	$1,022.74	$2.22	0.44%
Class A	$1,000.00	$1,021.19	$3.78	0.75%
Class C	$1,000.00	$1,021.09	$3.88	0.77%
Government Money Market
Class I	$1,000.00	$1,022.79	$2.17	0.43%
Class A	$1,000.00	$1,021.34	$3.63	0.72%
Class C	$1,000.00	$1,022.09	$2.87	0.57%
Tax-Exempt Money Market
Class I	$1,000.00	$1,022.74	$2.22	0.44%
Class A	$1,000.00	$1,021.69	$3.28	0.65%
Class C	$1,000.00	$1,022.99	$1.97	0.39%
Capital Opportunities
Class I	$1,000.00	$1,018.55	$6.44	1.28%
Class A	$1,000.00	$1,016.01	$9.00	1.79%
Class C	$1,000.00	$1,013.56	$11.45	2.28%
International Equity
Class I	$1,000.00	$1,018.55	$6.44	1.28%
Class A	$1,000.00	$1,016.01	$9.00	1.79%
Class C	$1,000.00	$1,013.51	$11.50	2.29%

PNC Funds, Inc.
Shareholder Expense Example — Continued
(Unaudited)

			Expenses	Annualized
	Beginning	Ending	Paid During	Expense Ratio
	Account Value	Account Value	Period*	During Period
	12/1/08	5/31/09	12/1/08 — 5/31/09	12/1/08 — 5/31/09

Diversified Real Estate
Class I	$1,000.00	$1,019.70	$5.29	1.05%
Class A	$1,000.00	$1,017.15	$7.85	1.56%
Class C	$1,000.00	$1,014.66	$10.35	2.06%
Limited Maturity
Class I	$1,000.00	$1,022.29	$2.67	0.53%
Class A	$1,000.00	$1,019.80	$5.19	1.03%
Class C	$1,000.00	$1,017.30	$7.70	1.53%
Total Return Bond
Class I	$1,000.00	$1,022.29	$2.67	0.53%
Class A	$1,000.00	$1,019.80	$5.19	1.03%
Class C	$1,000.00	$1,017.30	$7.70	1.53%
Maryland Tax-Exempt Bond
Class I	$1,000.00	$1,022.29	$2.67	0.53%
Class A	$1,000.00	$1,019.80	$5.19	1.03%
Class C	$1,000.00	$1,017.35	$7.64	1.52%
Tax-Exempt Limited Maturity Bond
Class I	$1,000.00	$1,022.29	$2.67	0.53%
Class A	$1,000.00	$1,019.80	$2.67	1.03%
Class C	$1,000.00	$1,017.35	$7.64	1.52%
National Tax-Exempt Bond
Class I	$1,000.00	$1,022.29	$2.67	0.53%
Class A	$1,000.00	$1,019.80	$5.19	1.03%
Class C	$1,000.00	$1,017.65	$7.34	1.46%

*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period multiplied by 182/365 (to reflect the one-half year period). The expense ratio presented represents a six month, annualized ratio in accordance with SEC guidelines.

PNC Funds, Inc.
Directors and Officers
(Unaudited)
The business and affairs of the Company are managed under the general supervision of the Company’s Board of Directors in accordance with the laws of the State of Maryland and the Company’s Charter and Bylaws. Information pertaining to the directors and officers of the Company is set forth below. Directors who are deemed to be “interested persons” of the Company as defined in the 1940 Act are referred to as “Interested Directors.” Directors who are not deemed to be “interested persons” of the Company are referred to as “Independent Directors.” The address of each of the Directors and Officers is Two Hopkins Plaza, Baltimore, Maryland, 21201.

	Position(s)	Length
	Held with	of Time	Principal Occupation(s)	Other Directorships Held
Name and Age	Fund	Served	During Past 5 Years	by Nominee

INDEPENDENT DIRECTORS
L. White Matthews, III	Director	Since	Retired since 2001; Chairman,	PNC Alternative Investment Funds
Age: 63		2003	Ceridian Corporation, 2006 to	(9 funds); Matrixx Initiatives, Inc.
			present.	(pharmaceuticals); Imation Corp.
				(data storage products).

Edward D. Miller	Director	Since	Dean and Chief Executive	PNC Alternative Investment Funds
Age: 66		1998	Officer, Johns Hopkins Medicine,	(9 funds); Bradmer Pharma-
			January 1997 to present.	ceuticals Inc. (pharmaceuticals).

John R. Murphy[1]	Director and	Since	Vice Chairman, National	PNC Alternative Investment Funds
Age: 75	Chairman of	1994	Geographic Society, March 1998	(9 funds); Omnicom Group, Inc.
	the Board		to present.	(media and marketing services);
				Sirsi Dynix (technology).

Thomas L. Owsley	Director	Since	Retired since August 2004;	PNC Alternative Investment Funds
Age: 68		2005	President, Chief Executive	(9 funds).
			Officer and Chief Operating
			Officer, Crown Central Petroleum
			Corporation, 2003 to August
			2004; Senior Vice President,
			General Counsel and Corporate
			Secretary, Crown Petroleum
			Corporation, 2001 to 2003.

George R. Packard, III	Director	Since	President, U.S. Japan Foundation,	PNC Alternative Investment Funds
Age: 77		1989	July 1998 to present.	(9 funds).

INTERESTED DIRECTOR
Decatur H. Miller[2]	Director	Since	Retired.	PNC Alternative Investment Funds
Age: 77		1989		(9 funds).

[1]	From August 1, 2007 through September 28, 2007, Citigroup, Inc. became a “controlling person”, for 1940 Act purposes, of the Fund’s Distributor. Because Mr. Murphy owns shares of stock in Citigroup, Inc. he was an interested Director of the Company during that limited period.

[2]	Mr. Miller is an “interested person” of the Company because he is a co-trustee of a trust for which PNC Bank, N.A., the parent company of the Adviser is also a co-trustee.

PNC Funds, Inc.
Directors and Officers
(Unaudited)
OFFICERS
Officers are elected by the Directors and hold office until they resign, are removed or are otherwise disqualified to serve. The following table sets forth certain information about the Company’s officers who are not Directors.

	Position(s)	Length
	Held with	of Time
Name and Age	Fund	Served	Principal Occupation(s) During Past 5 Years

Kevin A. McCreadie	President	Since	President and Chief Executive Officer, the Adviser, since
Age: 48		2004	March 2004; Chief Investment Officer of the Adviser since
			2002; Chief Investment Officer of PNC Asset Management
			Group since 2007; Executive Vice President of PNC Bank,
			N.A. since 2007; Partner of Brown Investment Advisory &
			Trust Company from 1999 to 2002.

Jennifer E. Spratley	Vice President	Since	Treasurer and Vice President, the Adviser since September
Age: 40	and Treasurer	2008	2007; Unit Leader, Fund Accounting and Administration,
		and September	SEI Investments Global Funds Services 2005 to 2007; Fund
		2007,	Accounting Director, SEI Global Fund Services 1999 to
		respectively	2007.

George L. Stevens	Assistant Vice	Since	Director — CCO Services, Beacon Hill Fund Services, Inc.
Age: 58	President and	2008	(distributor services, chief compliance officer services
	Chief		and/or chief financial officer services) since 2008; Vice
	Compliance		President, Citi Fund Services Ohio, Inc. from 1995 to 2008.
	Officer

Jennifer E. Vollmer	Secretary	Since	Senior Counsel, The PNC Financial Services Group, Inc.
Age: 37		2002	since March 2007; Secretary, the Adviser since 2001;
			Vice President, the Adviser, 2001 to 2007.

Savonne L. Ferguson	Assistant	Since	Vice President, the Adviser since September 2007;
Age: 35	Secretary	2004	Assistant Vice President, the Adviser, 2002 to 2007.

Additional information regarding the Directors and Officers may be found in the Company’s statement of additional information, which is available without charge upon request, by calling 800-551-2145.

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For more information
PNC Funds, Inc.
Proxy Voting Policies and Procedures Notes to Financial Statements — Continued
Federal law requires the Company, each of its investment advisers and sub-advisers to adopt procedures for voting proxies (“Proxy Voting Guidelines”) and to provide a summary of those Proxy Voting Guidelines used to vote the securities held by the Funds. The Funds’ proxy voting policies and procedures are available without charge (i) upon request, by calling 800-551-2145, (ii) on the Fund’s website at www.pncfunds.com, or (iii) on the Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.
Information regarding how each Fund voted proxies relating to portfolio securities held during the most recent 12-month period ended June 30th is available without charge, upon request, by calling 800-551-2145, and on the SEC’s website at http://www.sec.gov.
Portfolio Holdings
The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Form N-Q’s are available on the SEC’s website at www.sec.gov. You may review and make copies at the SEC’s Public Reference Room in Washington, DC. You may also obtain copies after paying a duplicating fee by writing the SEC’s Public Reference Section, Washington, DC 20549-0102 or by electronic request to publicinfo@sec.gov. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 202-942-8090.
Investment Adviser and Administrator: PNC Capital Advisors, Inc. Baltimore, Maryland
Custodian: The Fifth Third Bank Cincinnati, Ohio
Transfer Agent: PNC Global Investment Servicing (U.S.) Inc. Pawtucket, RI
Distributor: PNC Fund Distributor, LLC Boston, Massachusetts
This report is submitted for the general information of the shareholders of the PNC Funds, Inc. It is not authorized for distribution to prospective investors unless accompanied or preceded by current Prospectuses for the funds which contain information concerning the Fund’s investment policies and expenses as well as other pertinent information.
Shares of the Funds are not bank deposits or obligations of, or guaranteed, endorsed or otherwise supported by PNC Capital Advisors, Inc. or its affiliates and are not federally insured or guaranteed by the U.S. Government, the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other governmental agency. Investment in the Funds130 involves investment risks, including possible loss of principal.

Item 2. Code of Ethics.
(a)	The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)	No information need be disclosed pursuant to this paragraph.

(c)	There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics description.

(d)	The registrant has not granted any waivers, including an implicit waiver, from a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this item’s instructions.
Item 3. Audit Committee Financial Expert.
The registrant’s Board of Directors has determined that L. White Matthews, III is qualified to serve as the committee financial expert serving on its audit committee and that he is “independent,” as defined by this Item. A person who is determined to be an audit committee financial expert pursuant to this Item will not be deemed an “expert” for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert. The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities that are greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and Board of Directors in the absence of such designation or identification.
Item 4. Principal Accountant Fees and Services.
Audit Fees
(a)	The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years are $216,500 for 2008 and $239,500 for 2009.
Audit-Related Fees
(b)	The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item are $0 for 2008 and $0 for 2009.
Tax Fees
(c)	The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning are $73,500 for 2008 and $77,350 for 2009.
All Other Fees
(d)	The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item are $0 for 2008 and $0 for 2009.

(e)(1)	The Audit Committee’s policy is to approve prior to appointment the engagement of the auditor to provide non-audit services to the Company, its investment adviser (other than its sub-adviser) or any entity controlling, controlled by, or under common control with the investment adviser (“adviser affiliate”) that provides ongoing services to each Company, if the engagement relates directly to the operations and financial reporting of each Company. The prior approval requirement will be waived if the aggregate amount of all such non-audit services provided that had not been pre-approved constitutes no more than 5% of the total amount of revenues paid to the auditor by the Company and its adviser affiliates during the fiscal year for which the services are provided. A waiver of the pre-approval requirement will only apply to services not recognized by the Company at the time of the auditor’s engagement and if the services are promptly brought to the attention of the Company and approved by the Company’s Audit Committee prior to completion of the audit.

(e)(2)	During the Company’s last two fiscal years there were no waivers to the requirement that non-audit services provided to the Company or any adviser affiliate be pre-approved.

(f)	Not applicable.

(g)	The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant was $73,500 for 2008 and $225,350 for 2009.

(h)	Not applicable.

Item 5. Audit Committee of Listed registrants.
Not applicable.
Item 6. Investments.
(a)	Schedule of Investments as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.

(b)	Not applicable.
Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.
Not applicable.
Item 8. Portfolio Managers of Closed-End Management Investment Companies.
Not applicable.
Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.
Not applicable.
Item 10. Submission of Matters to a Vote of Security Holders.
Shareholders may recommend candidates for Board positions by forwarding their correspondence by mail or courier to the Company’s Secretary for the attention of the Chairman of the Nominating and Compensation Committee, PNC Funds, Inc., Two Hopkins Plaza, Baltimore, Maryland 21201. Suggestions for candidates must include a resume of the candidate.
Item 11. Controls and Procedures.
(a)	The certifying officers, whose certifications are included herewith, have evaluated the registrant’s disclosure controls and procedures within 90 days of the filing date of this report. In their opinion, based on their evaluation, the registrant’s disclosure controls and procedures are adequately designed, and are operating effectively to ensure, that material information relating to the registrant, including its consolidated subsidiaries, is made known to them by others within those entities, particularly during the period in which this report is being prepared. Further, in their opinion, the registrant’s disclosure controls and procedures are adequately designed, and are operating effectively to ensure, that information required to be disclosed by the registrant in the reports it files or submits under the Securities Exchange Act of 1934 is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.

(b)	At the date of filing this Form N-CSR, there were no significant changes in the registrant’s internal control over financial reporting that occurred during the registrant’s last fiscal half-year that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.
Item 12. Exhibits.
(a)(1)	Code of ethics, or any amendment thereto, that is the subject of disclosure required by Item 2 is attached hereto.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes- Oxley Act of 2002 are attached hereto.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(registrant) PNC Funds, Inc.
By (Signature and Title)*	/s/ Kevin A. McCreadie
Kevin A. McCreadie, President and Principal Executive Officer
(principal executive officer)
Date August 3, 2009
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Kevin A. McCreadie
Kevin A. McCreadie, President and Principal Executive Officer
(principal executive officer)
Date August 3, 2009

By (Signature and Title)*	/s/ Jennifer E. Spratley
Jennifer E. Spratley, Treasurer and Principal Financial Officer
(principal financial officer)
Date August 3, 2009

*	Print the name and title of each signing officer under his or her signature.